Confidential

Dated 26 June 2023

THE ENTITIES LISTED IN SCHEDULE 1

as Borrowers

arranged by

DNB (UK) LTD.
with

DNB BANK ASA

as Agent

DNB BANK ASA

as Security Agent
DNB BANK ASA

as Sustainability Co-ordinator

guaranteed by

DIANA SHIPPING INC.
FACILITY AGREEMENT
for $100,000,000
Loan Facility

Contents
Clause

Page
Section 1 - Interpretation ..........................................................................................................................

1
1
Definitions and interpretation

............................................................................................................

1
Section 2 - The Facility

...........................................................................................................................27
2
The Facility .....................................................................................................................................27
3
Purpose ..........................................................................................................................................29
4
Conditions of Utilisation ..................................................................................................................29
Section 3 - Utilisation

..............................................................................................................................31
5
Utilisation ........................................................................................................................................31
Section 4 - Repayment, Prepayment and Cancellation .........................................................................34
6
Repayment .....................................................................................................................................34
7
Illegality, prepayment

and cancellation ..........................................................................................35
8
Restrictions

.....................................................................................................................................39
Section 5 - Costs of Utilisation ...............................................................................................................41
9
Interest

............................................................................................................................................41
10
Interest Periods ..........................................................................................................................43
11
Changes to the calculation of interest ........................................................................................43
12
Fees

............................................................................................................................................45
13
Tax

gross-up and indemnities ....................................................................................................45
14
Increased Costs

..........................................................................................................................50
15
Other indemnities .......................................................................................................................51
16
Mitigation by the Lenders ...........................................................................................................54
17
Costs and expenses ...................................................................................................................54
Section 6 - Guarantee ............................................................................................................................57
18
Guarantee and indemnity ...........................................................................................................57
Section 7 - Representations, Undertakings and Events

of Default ........................................................60
19
Representations .........................................................................................................................60

20
Information undertakings ............................................................................................................67
21
Financial covenants

....................................................................................................................72
22
General undertakings .................................................................................................................74
23
Dealings with Ship ......................................................................................................................78
24
Condition and operation of Ships ...............................................................................................81
25
Insurance

....................................................................................................................................85
26
Minimum security value ..............................................................................................................89
27
Chartering undertakings .............................................................................................................92
28
Bank accounts ............................................................................................................................93
29
Business restrictions

...................................................................................................................94
30
Hedging Contracts

......................................................................................................................98
31
Events of Default ........................................................................................................................99
32
Position of Hedging Provider

....................................................................................................104
Section 8 - Changes to Parties

.............................................................................................................106
33
Changes to the Lenders ...........................................................................................................106
34
Changes to the Obligors

...........................................................................................................109
Section 9 - The Finance Parties ...........................................................................................................110
35
Roles of Agent, Security Agent and Arranger ..........................................................................110
36
Trust and security matters ........................................................................................................122
37
Enforcement of Transaction Security .......................................................................................126
38
Application of proceeds ............................................................................................................127
39
Conduct of business by the Finance Parties ............................................................................130
40
Sharing among the Finance Parties .........................................................................................131
Section 10 - Administration...................................................................................................................133
41
Payment mechanics .................................................................................................................133
42
Set-off .......................................................................................................................................136
43
Notices

......................................................................................................................................136
44
Calculations and certificates

.....................................................................................................138

45
Partial invalidity

.........................................................................................................................138
46
Remedies and waivers .............................................................................................................138
47
Amendments and waivers ........................................................................................................139
48
Confidential Information

............................................................................................................145
49
Confidentiality of Funding Rates ..............................................................................................149
50
Counterparts

.............................................................................................................................150
51
Contractual recognition of bail in ..............................................................................................150
Section
11
- Governing Law and Enforcement.....................................................................................153
52
Governing law

...........................................................................................................................153
53
Enforcement .............................................................................................................................153
Schedule 1 The original parties

............................................................................................................154

Schedule 7 Form of Compliance Certificate

.........................................................................................175
Schedule 8 Sustainability Margin Adjustment ......................................................................................176
Schedule 9 Form of Sustainability Certificate.......................................................................................179
Schedule 10 Forms of Noticeable Debt Purchase Transaction

Notice

................................................180
SIGNATURES ......................................................................................................................................182

THIS AGREEMENT

is dated 26 June 2023 and made between:
(1) THE ENTITIES

listed in Part 1 of
Schedule 1
as borrowers (the Borrowers );
(2) DIANA SHIPPING INC. as guarantor (the Guarantor );
(3) DNB (UK) LTD.

as bookrunner and as mandated lead arranger (the
Arranger );
(4) DNB BANK ASA

as agent of the other Finance Parties (the
Agent );
(5) DNB BANK ASA

as security agent and trustee for the Finance Parties (the
Security Agent
);

(6) DNB BANK ASA as sustainability co-ordinator for the other Finance Parties (the Sustainability Co-
ordinator );
(7)
THE FINANCIAL

INSTITUTIONS
listed in

Part 3 of
Schedule 1
as lenders

(the
Original Lenders );
and
(8) DNB BANK ASA as hedging provider (the Hedging Provider ).
IT IS AGREED

as follows:
Section 1 -

Interpretation
1

Definitions and interpretation
1.1

Definitions
In this

Agreement and (unless

otherwise defined

in the

relevant Finance Document)

the other

Finance
Documents:
Account

means any bank

account, deposit or

certificate of deposit

opened, made

or established in
accordance with clause
28

(
Bank accounts ).
Account

Bank

means,

in

relation

to

any

Account,

DNB

Bank

ASA,

London

Branch

or

any

other
Affiliate of the Agent as may be approved by the

Majority Lenders at the request of the Borrowers.
Account Holder(s)

means, in relation

to any Account,

each Obligor in whose

name that Account

is
held.
Accounting Reference

Date
means 31

December or

such other

date as

may be

approved by

the
Lenders.
Account

Security

means,

in

relation

to

an

Account,

a

deed

or

other

instrument

by

the

relevant
Account Holder(s) in favour of the Security Agent and/or the other Finance Parties in an agreed form conferring a Security Interest over that Account.
Affiliate

means, in relation to any

person, a Subsidiary of

that person or a Holding

Company of that
person or any other Subsidiary of that Holding Company.
Agent

includes any person who may be appointed as such

under the Finance Documents.
Agent of Existing Indebtedness means ABN AMRO Bank N.V..

Annex VI has the meaning given to it in clause
24.21

(
Poseidon principles ).
Auditors

means one

of PricewaterhouseCoopers,

Ernst &

Young,

KPMG

or Deloitte

& Touche

or
another approved firm.
Authorisation

means

any

authorisation,

consent,

concession,

approval,

resolution,

licence,
exemption, filing, notarisation or registration.
Available Commitment

means a Lender's Commitment

minus the amount of

its participation in the
Loan.

Available Facility
means the

aggregate for the

time being of

all the

Lenders' Available Commitments.

Basel Accords
means the Basel II Accord, Basel III Accord and Reformed

Basel III.
Basel Regulation means either a Basel II Regulation or a Basel III Regulation.
Basel

II

Accord
means

the

“International

Convergence

of

Capital

Measurement

and

Capital
Standards, a Revised

Framework” published by

the Basel Committee

on Banking Supervision

in June
2004

as

updated

prior

to,

and

in

the

form

existing

on,

the

date

of

this

Agreement,

excluding

any
amendment thereto arising out of the Basel III Accord

or Reformed Basel III.
Basel II Approach means, in relation to any Finance Party, either the Standardised Approach or the relevant Internal Ratings Based

Approach (each as defined

in the Basel II Regulations

applicable to
such

Finance

Party)

adopted

by

that

Finance

Party

(or

any

of

its

Affiliates)

for

the

purposes

of
implementing or complying with the Basel Accords.
Basel II Regulation means:
(a)

any law or regulation in force as

at the date hereof implementing the Basel II Accord (including the relevant provisions of CRR) to the extent

only that such law or regulation re-enacts

and/or
implements the requirements of the Basel II Accord but excluding any provision of such law or regulation implementing the Basel III Accord or Reformed Basel

III; and
(b)

any Basel II Approach adopted by a Finance Party or

any of its Affiliates.
Basel III Accord means, together:
(a)

the agreements on

capital requirements,

a leverage ratio

and liquidity standards

contained in
“Basel III: A global

regulatory framework for more resilient

banks and banking systems”, “Basel
III:

International

framework

for

liquidity

risk

measurement,

standards

and

monitoring”

and
“Guidance for national authorities operating the countercyclical capital buffer” published by the
Basel

Committee

on

Banking

Supervision

in

December

2010,

each

as

amended,
supplemented or restated;
(b)

the rules

for global

systemically

important banks

contained in

“Global systemically

important
banks: assessment methodology and the additional loss absorbency requirement - Rules text”
published by

the Basel

Committee on

Banking Supervision

in November

2011,

as amended,
supplemented or restated; and
(c)

any further guidance or standards

published by the Basel Committee

on Banking Supervision
relating to “Basel III”,
including Reformed Basel III.

Basel III

Increased

Cost
means an

Increased

Cost

which is

attributable

to the

implementation

or
application of or compliance with any Basel III Regulation (whether such implementation, application or compliance

is by

a government,

regulator,

Finance

Party or

any of

its Affiliates)

and includes

a
CRR Increased Cost.
Basel III

Regulation
means any

law or

regulation implementing

the Basel

III Accord

(including the
relevant provisions

of CRR)

save and

to the

extent that

such law

or regulation

re-enacts a

Basel II
Regulation.
Break Costs

means the amount (if any) by which:
(a)

the interest which

a Lender should

have received for

the period from

the date of

receipt of all
or any part of its participation in the

Loan or relevant part of it or

an Unpaid Sum to the last day
of the current

Interest Period

in respect of

the Loan or

relevant part of

it or Unpaid

Sum, had
the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;
exceeds:
(b)

the

amount

which

that

Lender

would

be

able

to

obtain

by

placing

an

amount

equal

to

the
relevant principal

amount or

Unpaid Sum

received by

it on

deposit with

a leading

bank for

a
period starting on the Business Day following receipt or recovery and ending on the last day of
that Interest Period.
Business Day

means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Athens, Oslo

and New York and, in relation to

the fixing of an

interest rate, which
is a US Government Securities Business Day.
Change of Control
occurs if, at any time, without the prior written consent

of the Lenders:
(a)

the

Guarantor

ceases

to

be

listed

on

the

New

York

Stock

Exchange

or

any

other

stock
exchange acceptable to the Lenders; or
(b)

a Borrower ceases to be a wholly-owned direct Subsidiary

of the Guarantor; or
(c)

the Disclosed Persons

cease (i)

to own legally

and beneficially,

either directly

or indirectly,

at
least 12.5 per cent of the issued and outstanding common stock of the Guarantor and/or (ii) to control

at

least

25

per

cent

of the

votes

in

respect

of

any matter

submitted

to

a

vote of

the
common stockholders of the Guarantor;

or
(d)

any person

or persons

acting in

concert (other

than the

Disclosed Persons)

control a

higher
percentage than the Disclosed Persons of

the votes that might be cast

in respect of any matter
submitted to a vote of the common stockholders of the

Guarantor;

or
(e)

Ms. Semiramis Paliou

ceases to (i)

be the Chief

Executive Officer of

the Guarantor and/or

(ii)
to have an active role in the decision making in respect of the

Guarantor.
Charged

Property

means

all

of

the

assets

of

the

Obligors

which

from

time

to

time

are,

or

are
expressed or intended to be, the subject of the Transaction

Security.
Charter means in relation to a Ship, any charter commitment in relation to that Ship which is entered into during the Facility

Period between the relevant

Owner of that Ship

as owner and any

person as
charterer

or

counterparty

of

the

Owner

thereunder,

and

which

is

capable

of

lasting

more

than

12
Months

(after

taking

into

account

any

options

to

extend

contained

therein)

and
Charters means
together all or any of them.

Charter Assignment
means, in relation to a Ship and its Charter Documents,

an assignment by the
relevant Owner of its

interest in such

Charter Documents in favour

of the Security Agent

in the agreed
form.
Charter Documents
means, in relation to a Ship and that Charter of that Ship

,

that Charter and any
documents

supplementing

it

and

any

guarantee

or

security

given

by

any

person

for

the

relevant
charterer’s obligations under it.
Classification

means,

in

relation

to

a

Ship,

the

classification

specified

in

respect

of

such

Ship

in
Schedule 2

(
Ship

information
)

with

the

relevant

Classification

Society

or

another

classification
approved by the Majority Lenders as its classification, at the request of the relevant Owner.
Classification Society

means, in relation to a

Ship, the classification society

specified in respect of
such Ship in
Schedule 2 (
Ship information ) or another classification society approved by the Majority
Lenders as its Classification Society,

at the request of the relevant Owner.
Code

means the US Internal Revenue Code of 1986.
Commitment

means:
(a)

in

relation

to

an

Original

Lender,

the

amount

set

opposite

its

name

under

the

heading
“Commitment” in
Schedule 1 (
The original

parties
) and the

amount of

any other

Commitment
assigned to it under this Agreement; and
(b)

in

relation

to

any

other

Lender,

the

amount

of

any

Commitment

assigned

to

it

under

this
Agreement,
to the extent not cancelled, reduced or assigned by it under this Agreement.
Compliance Certificate

means a certificate substantially

in the form set out

in
Schedule 7 (
Form of
Compliance Certificate ) or otherwise approved.
Confidential

Information

means

all

information

relating

to

an

Obligor,

the

Group,

the

Finance
Documents

or

the

Facility

of

which

a

Finance

Party

becomes

aware

in

its

capacity

as,

or

for

the
purpose of

becoming, a

Finance Party

or which

is received

by a

Finance Party

in relation

to, or

for
the purpose of becoming a Finance Party under,

the Finance Documents or the Facility from either:
(a)

any Group Member or any of its advisers; or
(b)

another

Finance

Party,

if

the

information

was

obtained

by

that

Finance

Party

directly

or
indirectly from any Group Member or any of its advisers,
in whatever

form,

and

includes

information

given orally

and

any document,

electronic file

or
any other way of

representing or recording

information which contains

or is derived

or copied
from such information but excludes:

(i)

information that:
(A)

is or

becomes public

information

other

than

as a

direct

or indirect

result of

any
breach by that Finance Party of clause
48

(
Confidential Information ); or
(B)

is

identified

in

writing

at

the

time

of

delivery

as

non-confidential

by

any

Group
Member or any of its advisers; or

(C)

is known by that Finance Party before the date the information is disclosed to it in accordance

with

paragraphs

(a)

or

(b)

above

or

is

lawfully

obtained

by

that
Finance Party after that date, from a source which is, as far as that Finance Party is aware,

unconnected

with

the Group

and

which,

in

either case,

as far

as that
Finance Party is aware, has not

been obtained in breach of, and

is not otherwise
subject to, any obligation of confidentiality; and
(ii)

any Funding Rate.
Confirmation
shall have,

in relation

to any Hedging

Transaction,

the meaning

given to

that term

in
the Hedging Master Agreement.
Constitutional

Documents

means,

in

respect

of

an

Obligor,

such

Obligor's

memorandum

and
articles of

association,

by-laws

or

other

constitutional

documents

including

as

referred

to

in

any
certificate relating to an Obligor delivered pursuant to
Schedule 3 (
Conditions precedent ).
CRR

means either CRR-EU or,

as the context may require, CRR-UK.
CRR-EU

means

regulation

575/2013

of

the

European

Union

on

prudential

requirements

for

credit
institutions

and

investment

firms

and

regulation

2019/876

of

the

European

Union

amending
Regulation

(EU)

No

575/2013

and

all

delegated

and

implementing

regulations

supplementing

that
Regulation.
CRR

Increased

Cost

means

an

Increased

Cost

which

is

attributable

to

the

implementation

or
application of or compliance with

the CRR (whether such implementation,

application or compliance
is by a government, regulator,

Finance Party or any of its Affiliates).
CRR-UK

means CRR-EU

as amended

and transposed

into the

laws of

the United

Kingdom by

the
European Union (Withdrawal)

Act 2018 and

the European

Union (Withdrawal

Agreement) Act 2020
and as amended by the Capital Requirements (Amendment)

(EU Exit) Regulations 2019.
Deed of Covenant
means, in relation to

a Ship in respect of

which the Mortgage is

in account current
form, a first deed of covenant in respect of such Ship by

the relevant Owner in favour of the Security
Agent in the agreed form.
Default

means an

Event of

Default or

any event

or circumstance

specified in

clause
31

(
Events of
Default
)

which

would

(with

the

expiry

of

a

grace

period,

the

giving

of

notice,

the

making

of

any
determination under the Finance Documents or any

combination of any of the

foregoing) be an Event
of Default.
Defaulting Lender

means any Lender (other than a Lender which is a Guarantor

Affiliate):
(a)

which has failed

to make its

participation in the

Loan available (or

has notified the

Agent or a
Borrower

(which

has

notified

the

Agent)

that

it

will

not

make

its

participation

in

the

Loan
available) by the Utilisation Date in accordance with clause
5.4

(
Lenders’ participation );
(b)

which has otherwise rescinded or repudiated a Finance Document;

or
(c)

with respect to which an Insolvency Event has occurred and

is continuing,

unless, in the case of paragraph (a) above:
(iii)

its failure to pay is caused by:
(A)

administrative or technical error; or

(B)

a Disruption Event; and
payment is made within three Business Days of its due date;

or
(iv)

the

Lender

is

disputing

in

good

faith

whether

it

is

contractually

obliged

to

make

the
payment in question.

Delegate
means

any

delegate,

agent,

attorney,

additional

trustee

or

co-trustee

appointed

by

the
Security Agent.
Debt Purchase Transaction

means, in relation to a person, a transaction where such person:
(a)

purchases by way of assignment or transfer;
(b)

enters into any sub-participation in respect of; or
(c)

enters into

any other

agreement or

arrangement having an

economic effect substantially

similar
to a sub-participation in respect of,
any Commitment or amount outstanding under this Agreement.
Disclosed Persons

means:
(a)

Mr. Simeon Palios;

(b)

the direct lineal descendants of the person referred to

in paragraph (a) above;
(c)

the husband, wife,

widower or widow

of any person

referred to in

paragraphs

(a) and (b)

above;

(d)

the

estates,

trusts

or

legal

representatives

of

which

any

of

the

above

persons

are

the
beneficiaries; and
(e)

any company legally

or beneficially owned

or, as

the case may be,

controlled by one

or more
of the persons or entities referred in paragraphs (a), (b),

(c) or (d) above.
Disposal Repayment Date

means in relation to:
(a)

a Total

Loss of a Mortgaged Ship, the applicable Total

Loss
Repayment Date; and
(b)

a sale of a

Mortgaged Ship by the relevant

Owner, the date upon which such sale

is completed
by the

transfer of

title to

the purchaser

in exchange

for payment

of all

or part

of the

relevant
purchase price (and upon or immediately prior to such

completion).
Disruption Event means either or both of:
(a)

a

material

disruption

to

those

payment

or

communications

systems

or

to

those

financial
markets

which

are,

in

each

case,

required

to

operate

in

order

for

payments

to

be

made

in
connection

with

the

Facility

(or

otherwise

in

order

for

the

transactions

contemplated

by

the
Finance Documents

to be

carried out)

which disruption

is not

caused by,

and is

beyond the
control of, any of the Parties; or
(b)

the

occurrence

of

any

other

event

which

results

in

a

disruption

(of

a

technical

or

systems-
related nature) to the treasury or

payments operations of a Party preventing

that, or any other
Party:

(i)

from performing its payment obligations under the Finance Documents;

or
(ii)

from

communicating

with

other

Parties

in

accordance

with

the

terms

of

the

Finance
Documents,
and

which

(in

either

such

case)

is

not

caused

by,

and

is

beyond

the

control

of,

the

Party

whose
operations are disrupted.
Earnings

means, in

relation to

a Ship

and a

person, all

money at

any time

payable to

that person
for or

in relation

to the

use or

operation of

such Ship

including (without

limitation)

freight, hire

and
passage moneys,

money payable

to that person

for the

provision of

services by

or from

such Ship
or under

any charter

commitment,

requisition for

hire compensation,

remuneration

for salvage

and
towage

services,

demurrage

and

detention

moneys

and

damages

for

breach

and

payments

for
termination or variation of any charter commitment.
Earnings

Account

means

any

Account

designated

as

an

“
Earnings

Account
”

under

clause
28
( Bank accounts ).
Eligible Institution
means any

Lender or

other bank,

financial institution,

trust, fund

or other

entity
selected by the Borrowers and which, in each case, is

not a Guarantor Affiliate or a Group Member.
Environmental Claims

means:
(a)

enforcement, clean-up, removal or other governmental or regulatory action or orders or claims instituted or made pursuant to any Environmental Laws

or resulting from a Spill; or
(b)

any claim made by any other person relating to a Spill.
Environmental Incident

means any Spill from any vessel in circumstances where:
(a)

any Fleet

Vessel

or its

owner,

operator

or manager

may be

liable for

Environmental

Claims
arising

from the

Spill (other

than Environmental

Claims

arising

and

fully

satisfied

before

the
date of this Agreement); and/or
(b)

any

Fleet

Vessel

may

be

arrested

or

attached

in

connection

with

any

such

Environmental
Claim.
Environmental Laws

means all laws, regulations and

conventions concerning pollution or protection
of human health or the environment.
Erroneous Payment

means a payment of an amount by the Agent to another Party which the

Agent
determines (in its sole discretion) was made in error.
EU Ship Recycling Regulation

means Regulation (EU) No

1257/2013 of the European

Parliament
and

of

the

Council

of

20

November

2013

on

ship

recycling

and

amending

Regulation

(EC)

No
1013/2006 and Directive 2009/16/EC (Text

with EEA relevance).
Event of

Default

means any event

or circumstance

specified as

such in

clause
31 (
Events of

Default
).
Existing

Indebtedness
means,

together,

at

any

relevant

time

the

aggregate

amount

of

principal,
interest

and

all

other

amounts

outstanding

and

owing

by

any

Obligor

under

the

Existing

Facility
Agreements

and secured on any of the Ships
.
Existing Facility Agreements

means together:

(a)

the facility agreement

dated 27

June 2019,

as amended

and restated

by an

amendment and
restatement agreement dated

22 May

2020, as

amended and

supplemented by a

supplemental
agreement dated 20 May 2021
,

made between (inter alios) (i) Kaben

Shipping Company Inc.,
Taroa

Shipping

Company

Inc.,

Gala

Properties

Inc.,

Tuvalu

Shipping

Company

Inc.,

Jabat
Shipping Company

Inc. and

Bikini Shipping

Company

Inc. as

borrowers,

(ii) Diana

Shipping
Inc. as

guarantor, (iii) ABN AMRO

Bank N.V. as facility agent,

swap provider and

security agent
and

(iv)

the

financial

institutions

referred

to

therein

as

lenders,,

relating

to

a

loan

of

up

to
$25,000,000; and
(b)

the

facility

agreement

dated

14

May

2021

made

between

(inter

alios)

(i)

Rairok

Shipping
Company

Inc.,

Lae

Shipping

Company

Inc.,

Namu

Shipping

Company

Inc.,

Fayo

Shipping
Company Inc.,

Ujae Shipping

Company Inc.

and Lelu

Shipping Company

Inc. as

borrowers,
(ii) Diana

Shipping

Inc.

as guarantor,

(iii)

ABN AMRO

Bank N.V.

as arranger,

facility

agent,
swap provider

and security

agent and

(iv) the

financial institutions referred

to therein

as lenders,
as amended, supplemented and/or restated to date, relating

to a loan of up to $91,000,000,
and Existing Facility Agreement

means any of them.
Facility

means the term

loan facility made

available under this

Agreement as described

in clause
2
( The Facility ).
Facility Office

means:
(a)

in respect of a Lender,

the office or offices notified

by that Lender to the Agent in writing

on or
before

the

date

it

becomes

a Lender

(or,

following

that

date,

by

not

less

than

five Business
Days' written notice)

as the office

or offices

through which it

will perform its

obligations under
this Agreement; or
(b)

in respect of any other Finance Party,

the office in the jurisdiction in

which it is resident for tax
purposes.
Facility Period

means the period from and including the date of this Agreement to and including the date

on

which

the

Total

Commitments

have reduced

to zero

and

all

indebtedness

of the

Obligors
under the Finance Documents has been fully paid and

discharged.
Fallback Interest Period means three Months.
FATCA

means:
(a)

sections 1471 to 1474 of the Code or any associated regulations;
(b)

any

treaty,

law

or

regulation

of

any

other

jurisdiction,

or

relating

to

an

intergovernmental
agreement

between

the

US

and

any

other

jurisdiction,

which

(in

either

case)

facilitates

the
implementation of any law or regulation referred to in

paragraph (a) above; or
(c)

any agreement

pursuant to

the implementation

of any

treaty,

law or

regulation

referred to

in
paragraphs (a) or (b) above with the US Internal Revenue Service,

the US government or any
governmental or taxation authority in any other jurisdiction.
FATCA

Application Date

means:
(a)

in relation

to a

“withholdable payment”

described in

section 1473(1)(A)(i)

of the

Code (which
relates to payments of interest and certain other payments from sources within the US), 1 July
2014; or

(b)

in relation to

a “passthru payment” described

in section 1471(d)(7)

of the Code

not falling within
paragraph

(a)

above,

the

first

date

from

which

such

payment

may

become

subject

to

a
deduction or withholding required by FATCA.
FATCA

Deduction

means a

deduction or

withholding from

a payment

under a

Finance Document
required by FATCA.
FATCA
Exempt

Party

means

a

Party

that

is

entitled

to

receive

payments

free

from

any

FATCA
Deduction.
Fee Letter
means any letter

or letters dated

on or about

the date of

this Agreement

made between
(inter

alios)

the

Borrowers

and/or

the

Guarantor

and

the

Agent

setting

out

the

fees

referred

to

in
clause
12

(
Fees ).
Final

Repayment

Date
means,

subject

to

clause
41.7

(
Business

Days
)

and

clause
7.11

(
Margin
reset; mandatory prepayment
), the earlier

of (a) the

date falling 78

Months after the

Utilisation Date
and (b) 31 December 2029.
Finance Documents

means this

Agreement, the

Security Documents,

the Hedging

Contracts,

the
Hedging Master Agreement,

any Fee

Letter and

any other document

designated as such

by the

Agent
and the Borrowers.
Finance

Party

means

the

Agent,

the

Security

Agent,

the

Hedging

Provider,

the

Arranger

,

the
Sustainability Co-ordinator or a Lender.
Financial Indebtedness

means any indebtedness for or in respect of:
(a)

moneys borrowed and debit balances at banks or other

financial institutions;
(b)

any

acceptance

under

any

acceptance

credit

or

bill

discounting

facility

(or

dematerialised
equivalent);
(c)

any note

purchase facility

or the issue

of bonds,

notes, debentures,

loan stock

or any

similar
instrument;
(d)

the amount

of any

liability in

respect

of any

lease

or hire

purchase

contract

which would,

in
accordance with GAAP,

be treated as a finance or capital lease;
(e)

receivables sold or

discounted (other than any

receivables to the extent

they are sold

on a non-
recourse basis and meet any requirement for the de-recognition under GAAP);
(f)

any Treasury

Transaction (and,

when calculating the

value of that Treasury

Transaction, only
the marked

to market

value (or,

if any

actual amount

is due

as a

result of

the termination

or
close-out of that Treasury Transaction,

that amount) shall be taken into account);
(g)

any

counter-indemnity

obligation

in

respect

of

a

guarantee,

indemnity,

bond,

standby

or
documentary letter of credit or any other instrument issued

by a bank or financial institution;
(h)

any amount

raised by

the issue

of shares

which are

redeemable (other

than at

the option

of
the issuer) before the Final

Repayment Date (or are otherwise

classified as borrowings under
GAAP);
(i)

any amount of any liability under an advance or deferred purchase agreement if (1)

one of the
primary

reasons

behind

entering

into

the

agreement

is

to

raise

finance

or

to

finance

the
acquisition or construction of the asset or

service in question or (2) the agreement is

in respect

of the supply

of assets

or services

and payment

is due

more than

120 days

after the

date of
supply;
(j)

any amount raised

under any

other transaction

(including any

forward sale or

purchase, sale
and

sale

back

or

sale

and

leaseback

agreement)

of

a

type

not

referred

to

in

any

other
paragraph of this definition having the commercial effect of a borrowing or otherwise classified as borrowings under GAAP; and
(k)

the amount of any

liability in respect of

any guarantee or indemnity for

any of the items

referred
to in paragraphs
(a)

to
(j)

above.
Financial Year

means, in respect of an Obligor or a Group Member, the annual accounting period of that Obligor or Group Member ending on or about the

Accounting Reference Date in each year.
First

Repayment

Date
means

subject

to

clause
41.7

(
Business

Days
),

the

date

falling

three

(3)
Months after the Utilisation Date.
Flag State

means, in relation to

a Ship, the country specified

in respect of such Ship

in

Schedule 2
( Ship information
), or such other state or territory as may be approved by the

Lenders, at the request
of

the

relevant

Owner,

as

being

the

“
Flag

State
”

of

such

Ship

for

the

purposes

of

the

Finance
Documents.
Fleet Vessel
means each Mortgaged

Ship and any other

vessel owned or bareboat

chartered in by
any Group Member on long term leases the duration of which is equal to or exceeds (or is capable of
exceeding by virtue of any optional extensions) 12 months.
Funding

Rate

means any

individual rate

notified by

a Lender

to the

Agent pursuant

to paragraph
(a)(ii) of clause
11.3

(
Cost of funds ).
GAAP

means generally accepted accounting principles

in the US.
General

Assignment
means,

in

relation

to

a

Ship

in

respect

of

which

the

Mortgage

is

not

in

an
account

current

form,

a

first

assignment

of

its

interest

in

the

Ship's

Insurances,

Earnings

and
Requisition Compensation

by the

relevant

Owner

in favour

of the

Security Agent

and/or

any other
Finance Party in the agreed form.
Group

means the Guarantor

and its Subsidiaries

for the time

being and, for

the purposes of

clause
20.3

(
Financial

statements
)

and

clause
21

(
Financial

covenants
),

any

other

entity

required

to

be
treated as

a subsidiary

in the

Guarantor’s

consolidated

accounts in

accordance

with GAAP

and/or
any applicable law.
Group Member

means any Obligor and any other entity which is part

of the Group.
Guarantee

means the guarantee and other obligations of the

Guarantor under clause
18

(
Guarantee
and indemnity
).

Guarantor Affiliate
means the Guarantor,

each of its

Affiliates, any

trust of which

the Guarantor or
any of

its

Affiliates

is a

trustee,

any partnership

of which

the

Guarantor

or any

of its

Affiliates

is a
partner

and

any

trust,

fund

or

other

entity

which

is

managed

by,

or

is

under

the

control

of,

the
Guarantor or any of its Affiliates.
Hedging Contract
means any Hedging Transaction

between
one or more of the

Borrowers
and the
Hedging

Provider

pursuant

to

the

Hedging

Master

Agreement

and

includes

the

Hedging

Master
Agreement and

any Confirmations

from time

to time

exchanged under

it and

governed by

its terms

relating

to

that

Hedging

Transaction

and

any

contract

in

relation

to

such

a

Hedging

Transaction
constituted and/or evidenced by them and

Hedging Contracts
means all of them.
Hedging

Contract

Security
means

a

deed

or

other

instrument

by

the

Borrowers

in

favour

of

the
Security Agent in the agreed form conferring a Security

Interest over any Hedging Contracts.
Hedging

Exposure
means,

as at

any

relevant

date,

the

aggregate

of

the

amount

certified

by the
Hedging Provider to the Agent to be the net amount in

dollars;
(a)

in relation to all Hedging Contracts with the

Hedging Provider that have been closed out

on or
prior to

the relevant

date, that

is due

and owing

by the

Borrowers to

the

Hedging Provider

in
respect of such Hedging Contracts on the relevant date; and
(b)

in

relation

to

all

Hedging

Contracts

that

are

continuing

on

the

relevant

date,

that

would

be
payable by the

Borrowers to

the Hedging Provider

under (and calculated

in accordance with)
the early termination

provisions of the

Hedging Contracts

as if an

Early Termination

Date (as
defined in the Hedging

Master Agreement) had occurred

on the relevant date

in relation to all
such continuing Hedging Contracts.
Hedging Master Agreement

means the

agreement made or

(as the context

may require) to

be made
between the

Borrowers

and the

Hedging

Provider comprising

an ISDA

Master Agreement

and the
Schedule thereto in the agreed form.
Hedging

Transaction

has

the

meaning

given

to

the

term

"Transaction"

in

the

Hedging

Master
Agreement.
Historic Term

SOFR

means, in

relation to

the Loan

or any

part of

it or

any Unpaid

Sum, the

most
recent Term

SOFR for

the currency

of the Loan

(or the

relevant part

of it)

and for

a period equal

in
length to the Interest Period of

the Loan (or the relevant

part of it) or Unpaid Sum

and which is as of
a day which is no more than 5 days before the Quotation Day.
Holding

Company

means,

in

relation

to

a

person,

any

other

person

in

respect

of

which

it

is

a
Subsidiary.
Increased

Costs

has

the

meaning

given

to

that

term

in

paragraph

(b)

of

clause
14.1

(
Increased
costs) .
Insolvency Event in relation to an entity means that the entity:
(a)

is dissolved (other than pursuant to a consolidation, amalgamation or merger);
(b)

becomes insolvent or is unable to

pay its debts or fails or

admits in writing its inability generally
to pay its debts as they become due;
(c)

makes a

general assignment, arrangement

or composition with

or for

the benefit

of its

creditors;
(d)

institutes

or

has

instituted

against

it,

by

a

regulator,

supervisor

or

any

similar

official

with
primary

insolvency,

rehabilitative

or

regulatory

jurisdiction

over

it

in

the

jurisdiction

of

its
incorporation or organisation

or the jurisdiction

of its

head or home

office, a proceeding seeking
a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or

other similar

law affecting

creditors' rights,

or a

petition is

presented for

its winding-up
or liquidation by it or such regulator,

supervisor or similar official;
(e)

has instituted

against it

a proceeding

seeking a

judgment of

insolvency or

bankruptcy or

any
other

relief

under

any

bankruptcy

or

insolvency

law

or

other

similar

law

affecting

creditors'

rights, or a

petition is presented

for its winding

-up or liquidation,

and, in the

case of any

such
proceeding or petition instituted

or presented against it,

such proceeding or petition

is instituted
or presented by a person or entity not described in paragraph

(d) above and:
(i)

results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the
making of an order for its winding up or liquidation; or
(ii)

is not

dismissed,

discharged,

stayed

or restrained

in

each case

within 30

days

of the
institution or presentation thereof;
Indemnified Person means:
(a)

each

Finance

Party,

each

Receiver,

any

Delegate

and

any

attorney,

agent

or

other

person
appointed by them under the Finance Documents;
(b)

each Affiliate of those persons; and
(c)

any

officers,

directors,

employees,

advisers,

representatives

or

agents

of

any

of

the

above
persons.
Insurance Notice

means, in relation

to a Ship,

a notice of

assignment in the

form scheduled

to the
Ship’s General Assignment or,

as the case may be, Deed of Covenant or in another

approved form.
Insurances

means, in relation to a Ship:
(a)

all policies and contracts of insurance; and
(b)

all entries in a protection and indemnity or war risks or

other mutual insurance association,
in the name of such Ship’s Owner or the joint names of its Owner and any other person in respect of
or in

connection

with such

Ship and/or

its Earnings

and includes

all benefits

thereof (including

the
right to receive claims and to return of premiums).
Interest Period

means, in

relation to

the Loan

or part

of it,

each period

determined in

accordance
with

clause
10

(
Interest

Periods
)

and,

in

relation

to

an

Unpaid

Sum,

each

period

determined

in
accordance with clause
9.3

(
Default interest ).
Interpolated Historic Term SOFR
means, in relation to

the Loan or

any part of

it or any

Unpaid Sum,
the

rate

(rounded

to

the

same

number

of

decimal

places

as

Term

SOFR)

which

results

from
interpolating on a linear basis between:
(a)

either:
(i)

the most

recent applicable Term SOFR (as of

a day

which is not

more than 5

days before
the Quotation

Day) for

the longest

period (for

which Term

SOFR is

available) which

is
less than the Interest

Period of the Loan

(or the relevant part

of it) or the

relevant Unpaid
Sum; or
(ii)

if no such Term

SOFR is available for

a period which is

less than the Interest

Period of
the Loan (or

the relevant part

of it) or

the relevant Unpaid

Sum, SOFR for

a day which
is no more than 5

days (and no less than two

US Government Securities Business Days
before the Quotation Day; and

(b)

the most recent applicable Term

SOFR (as of a day which

is not more than 5 days

before the
Quotation Day) for the

shortest period (for

which Term

SOFR is available) which

exceeds the
Interest Period of the Loan (or the relevant part of it) or

the relevant Unpaid Sum.
Interpolated Term SOFR
means, in relation to the Loan

or any part of it

or any Unpaid Sum, the rate
(rounded to the same number

of decimal places as Term

SOFR) which results from

interpolating on
a linear basis between:
(a)

either:
(i)

the applicable Term SOFR (as of 11am on the Quotation Day) for the longest period (for which Term SOFR is available) which is less than the Interest Period of the Loan (or the relevant part of it) or the relevant Unpaid Sum; or
(ii)

if no such Term

SOFR is available for

a period which is

less than the Interest

Period of
the Loan (or the relevant part of it) or the relevant Unpaid Sum, SOFR for the day which is two US Government Securities Business Days before the

Quotation Day; and
(b)

the applicable Term SOFR (as of

11am on the Quotation Day)

for the shortest

period (for which
Term

SOFR is available) which exceeds the Interest Period of the Loan (or the relevant part of
it) or the relevant Unpaid Sum.
Inventory

of

Hazardous

Material

means,

in

relation

to

a

Mortgaged

Ship

and

each

other

Fleet
Vessel,

a statement of compliance

for that Mortgaged

Ship or (as the

case may be)

that other Fleet
Vessel

prepared

and

issued

in

accordance

with

the

requirements

of

the

Hong

Kong

International
Convention for the

Safe and Environmentally

Sound Recycling of

Ships, 2009 (HKC)

and/or the EU
Ship Recycling Regulation, 2013 (EU SRR) which includes a list of any and all materials known to be
potentially hazardous utilized in the construction of that Mortgaged Ship or (as the case may be) that other Fleet Vessel.
Last

Availability

Date

means

30

June

2023

(or

such

later

date

as

may

be

agreed

between

the
Borrowers and the Lenders).
Legal

Opinion
means

any

legal

opinion

delivered

to

the

Agent

under

clause
4

(
Conditions

of
Utilisation ) .
Legal Reservations means:
(a)

the principle that equitable remedies may

be granted or refused at

the discretion of a court and
the

limitation

of

enforcement

by

laws

relating

to

insolvency,

reorganisation

and

other

laws
generally affecting the rights of creditors;
(b)

the time barring of claims under the Limitation Act

1980 and the Foreign Limitation Periods Act
1984, the possibility that an

undertaking to assume liability for,

or indemnify a person against,
non-payment of UK stamp duty may be void and defences

of set-off or counterclaim; and
(c)

similar principles, rights and defences under the laws

of any Relevant Jurisdiction.
Lender

means:
(a)

any Original Lender; and
(b)

any bank, financial institution, trust, fund or other

entity which has become a Party as

a Lender
in accordance with clause
33

(
Changes to the Lenders ),

which

in

each

case

has

not

ceased

to

be

a

Party

as

such

in

accordance

with

the

terms

of

this
Agreement.
Loan

means

the

loan

made

or

to

be

made

under

the

Facility

or

the

principal

amount

of

that

loan
outstanding for the time being.
Loss Payable

Clauses

means, in

relation to

a Ship,

the provisions

concerning

payment of

claims
under such Ship's

Insurances in the

form scheduled to

such Ship’s General

Assignment or Deed

of
Covenant or in another approved form.
Losses

means any

costs, expenses, payments,

charges, losses, demands,

liabilities, claims, actions,
proceedings, penalties, fines, damages, judgments, orders

or other sanctions.
Major Casualty

means any casualty to a vessel

for which the total insurance

claim, inclusive of any
deductible, exceeds or may exceed the Major Casualty

Amount.
Major Casualty

Amount

means, in

relation to

a Ship,

the amount

specified as

such in
Schedule 2
( Ship information
) against the name of such Ship or the equivalent in

any other currency.
Majority Lenders means:
(a)

if no part of

the Loan is then outstanding, a

Lender or Lenders whose Commitments aggregate
more than 66 2/3 per cent of the Total

Commitments (or, if

the Total

Commitments have been
reduced to zero, aggregated more than 66 2/3 per

cent of the Total Commitments immediately
prior to that reduction); or
(b)

at any other time, a

Lender or Lenders whose

participations in the Loan aggregate

more than
66 2/3 per cent of the Loan.
Manager
means,

in relation

to each

Ship, Diana

Shipping

Services

S.A., a

company

incorporated
and

existing

under

the

laws

of

Panama

having

its

registered

office

at

Edificio

Universal,

Piso

12,
Avenida Federico Boyd, Panama, Republic of Panama and maintaining an office at Pendelis 16, 175
64 Palaio

Faliro,

Greece

or Diana

Wilhelmsen

Management

Limited,

a company

incorporated

and
existing under

the laws

of the

Republic of

Cyprus having

its registered

office at

21 Vasili

Michailidi
street, 3026 Limassol, Cyprus

and maintainting an office

at 350 Syngrou Avenue,

Kalithea, Greece,
or,

in each

case,

another

manager

appointed

as the

technical

and/or

commercial

manager

of that
Ship in accordance with clause 23.4 ( Manager ).
Manager's Undertaking

means, in relation

to a Ship, an

undertaking by any

Manager of such

Ship
to the Security Agent in the agreed form, including pursuant to clause
23.4

(
Manager ).
Margin

means (but subject to clause
7.11

(
Margin reset;

mandatory prepayment
):
(a)

(subject to paragraph (b) below) two point two zero per

cent (2.20%) per annum; and
(b)

such

other

rate

per

annum

as

may

be

determined

to

be

the

Margin

from

time

to

time

in
accordance with the adjustment provisions of clause
9.5

(
Sustainability Margin Adjustment ).
Margin Reset Date

means, subject to clause
41.7

(
Business Days ), the date falling 48 Months after
the Utilisation Date.
New Margin

has the meaning ascribed to it in clause
7.11

(
Margin reset; mandatory prepayment ).
Market Disruption Rate

means the Reference Rate.

Material

Adverse

Effect

means,

in

the

reasonable

opinion

of

the

Majority

Lenders,

a

material
adverse effect on:
(a)

the business, operations,

property, performance, prospects or condition

(financial or otherwise)
of any Obligor or of the Group taken as a whole; or
(b)

the ability of an Obligor to perform its obligations under

any of the Finance Documents; or
(c)

the legality, validity

or enforceability of, or the effectiveness

or ranking of any Security Interest
granted or purporting to be granted pursuant to any of, the Finance Documents or the rights or
remedies of any Finance Party under any of the Finance

Documents.
Minimum Value

means, at any

time, the amount

in dollars which

is at that

time 125

per cent of

the
amount which is the sum of (a) the Loan and (b) the Hedging

Exposure at that time.
Month

means

a

period

starting

on

one

day

in

a

calendar

month

and

ending

on

the

numerically
corresponding day in the next calendar month, except

that:
(a)

(subject to

paragraph (c)

below) if

the numerically

corresponding day

is not

a Business

Day,
that period shall end on the next Business Day in the calendar month in which that period is to end (if there is one) or on the immediately preceding Business

Day (if there is not);

(b)

if there

is no

numerically corresponding

day in

the calendar

month in

which that

period is

to
end, that period shall end on the last Business Day in that calendar month; and
(c)

if an Interest Period begins on the last Business

Day of a calendar month, that Interest

Period
shall end

on the

last Business

Day in

the calendar

month in

which that

Interest

Period is

to
end.

The above rules will only apply to the last Month of any

period.
Mortgage

means, in relation to a Ship, a first

preferred or, as

the case may be, priority,

mortgage of
the Ship in the

agreed form by
the relevant Owner in favour

of the Security Agent or, as the case

may
be, the Finance Parties.
Mortgage Period

means, in relation

to a Mortgaged

Ship, the period

from the date

the Mortgage over
that Ship

is executed

and registered

until the

date such

Mortgage is

released and

discharged or,

if
earlier, its Total

Loss Repayment Date.
Mortgaged Ship

means, at any relevant time, any Ship which

is subject to a Mortgage and/or whose
Earnings,

Insurances

and

Requisition

Compensation

are

subject

to

a

Security

Interest

under

the
Finance Documents.
New Lender

has the meaning given to that term in clause
33

(
Changes to the Lenders ).
Notifiable

Debt

Purchase

Transaction

has

the

meaning

given

to

that

term

in

clause
47.8
( Disenfranchisement of Guarantor Affiliates ).
Obligors
means the parties to

the Finance Documents (other than

Finance Parties) and and
Obligor
means any one of them.

Original

Financial

Statements

means

the

consolidated

audited

financial

statements

of

the
Guarantor for its financial year ended 31 December 2022.

Original Jurisdiction

means, in relation

to an Original Obligor, the

jurisdiction under whose laws

that
Obligor is incorporated as at the date of this Agreement or, in the case of any other Obligor, as at the date on which that Obligor becomes an Obligor.
Original Obligor

means each

party to

this Agreement

and the

Original Security

Documents (other
than a Finance Party).
Original Security Documents means:
(a)

the Mortgages over each of the Ships;
(b)

the Deeds of

Covenant in relation

to each of

the Ships in

respect of which

the Mortgage is

in
account current form;
(c)

the General Assignments

in relation to

each of

the Ships

in respect of

which the

Mortgage is
in preferred form;
(d)

any Charter Assignment in relation to any Ship’s Charter

Documents;
(e)

the Account Security in relation to each Account;

(f)

the Share Security in relation to each Borrower;
(g)

the Hedging Contract Security; and
(h)

each Manager's Undertaking by each Manager in relation

to each Ship.
Owner

means, in relation to a Ship,

the person specified against the name of

that Ship in
Schedule 2
( Ship information ).
Participating Member State

means any member state

of the European Union

that has the euro

as
its lawful

currency

in

accordance

with

legislation

of

the

European

Union

relating

to

Economic

and
Monetary Union.
Party

means a party to this Agreement.
Permitted Maritime Liens

means, in relation to any Mortgaged Ship:
(a)

any

ship

repairer's

or

outfitter's

possessory

lien

in

respect

of

the

Ship

for

an

amount

not
exceeding the Major Casualty Amount;
(b)

any lien on the

Ship for master's,

officer's or crew's

wages outstanding in

the ordinary course
of its trading;

(c)

any lien on the Ship for salvage;

and
(d)

any other

maritime lien

on the

Ship arising

in the

ordinary course

of business

of the

Ship or
created by operation

of law and,

in each such

case, securing obligations not

more than 30

days
overdue.
Permitted Security

Interests
means, in relation

to any

Mortgaged Ship,
any Security Interest

over
it which is:
(a)

granted by the Finance Documents; or

(b)

granted in connection with an Existing Facility Agreement but only until the Utilisation Date; or
(c)

a Permitted Maritime Lien; or
(d)

is approved by the Majority Lenders.
Pollutant

means

and

includes

crude

oil

and

its

products,

any

other

polluting,

toxic

or

hazardous
substance and any other substance whose release into the environment is regulated or penalised by
Environmental Laws.
Poseidon Principles has the meaning given to it in clause
24.21

(
Poseidon principles ).
Quasi-Security

has the meaning given to it in clause
29.2

(
General negative pledge ) .
Quotation Day
means, in

relation to

any period

for which

an interest

rate is

to be

determined, two
US Government Securities

Business Days before

the first day

of that period

unless market practice
differs in the

relevant syndicated

loan market, in

which case the

Quotation Day shall

be determined
by the Agent

in accordance

with that market

practice (and

if quotations would

normally be given

on
more than one day, the

Quotation Day will be the last of those days).
Receiver

means a

receiver or

receiver and

manager or

administrative receiver

of the whole

or any
part of the Charged Property appointed under any relevant

Security Document.
Reference Rate
means, in relation to the Loan (or any relevant part of

it) or any Unpaid Sum:
(a)

the applicable Term

SOFR as of

11am

on the Quotation

Day and for

a period equal

in length
to the Interest Period of the Loan (or the relevant part of it)

or the relevant Unpaid Sum; or
(b)

as otherwise determined pursuant to clause
11.1

(
Unavailability of Term

SOFR
),
and if, in either case, that rate is less than zero, the Reference

Rate shall be deemed to be zero.
Reformed

Basel

III

means

the

agreements

contained

in

“Basel

III:

Finalising

post-crisis

reforms”
published

by

the

Basel

Committee

on

Banking

Supervision

in

December

2017,

as

amended,
supplemented or restated.
Reformed

Basel

III

Increased

Cost

means

an

Increased

Cost

which

is

attributable

to

the
implementation

or

application

of or

compliance

with

any

other law

or regulation

which

implements
Reformed

Basel

III

(whether

such

implementation,

application

or

compliance

is

by

a

government,
regulator, Finance Party or

any of its Affiliates.
Registry

means,

in

relation

to

each

Ship,

such

registrar,

commissioner

or

representative

of

the
relevant Flag State who is duly authorised and empowered to register the relevant Ship, the relevant
Owner's title to such Ship and the relevant Mortgage under the laws of its Flag State.
Related Fund

in relation

to a

fund (the
first fund
), means

a fund

which is

managed or

advised by
the same investment manager

or investment adviser as the

first fund or, if it

is managed by a

different
investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.
Relevant Jurisdiction

means, in relation to an Obligor:
(a)

its Original Jurisdiction;
(b)

any jurisdiction where any Charged Property owned by

it is situated;

(c)

any jurisdiction where it conducts its business; and
(d)

any jurisdiction

whose laws

govern the

perfection of

any of

the Security

Documents entered
into by it.
Relevant Market
means the market

for overnight cash

borrowing collateralised

by US Government
securities.
Relevant Person

means:
(a)

the Obligor and each Group Member; and
(b)

each of their directors, officers and employees.
Repayment Date means, subject to clause
41.7

(
Business Days ):
(a)

the First Repayment Date;
(b)

each of

the dates

falling at

intervals of

3 Months

thereafter

up to

but not

including the

Final
Repayment Date; and
(c)

the Final Repayment Date.
Repeating Representations

means each of

the representations

set out in

clauses
19.2

(
Status ) to
clause
19.12

(
Centre

of

main

interests

and

establishments
), clause
19.13

(
Ownership

of

Charged
Property
),

clause
19.16

(
Deduction

of

Tax
),

clause
19.18

(
Other

Tax

Matters
),

clause
19.20

(
No
Default
), paragraph (b)

of clause
19.22

(
No breach of

laws
), paragraphs (b)

and (c) of

clause
19.23
( Environmental matters ), clause
19.32

(
No immunity ) and clause
19.35

(
Sanctions ).
Representative

means any

delegate, agent,

manager,

administrator,

nominee, attorney,

trustee or
custodian.
Requisition Compensation

means, in

relation

to a

Ship, any

compensation

paid or

payable by

a
government entity for the requisition for title, confiscation or compulsory acquisition of such Ship.
Resolution

Authority

means

any

body

which

has

authority

to

exercise

any

Write-down

and
Conversion Powers.
Restricted Party means a person that is:
(a)

listed

on

any

Sanctions

List

or

targeted

by

Sanctions

(whether

designated

by

name

or

by
reason of being included in a class of person); or
(b)

located

in

or

incorporated

under

the

laws

of

any

country

or

territory

that

is

the

target

of
comprehensive, country-

or territory-wide Sanctions; or
(c)

directly

or

indirectly

owned

or

controlled

by,

or

acting

on

behalf,

at

the

direction,

or

for

the
benefit

of,

of

a

person

referred

to

in

paragraphs

(a)

and/or

(to

the

extent

relevant

under
Sanctions) (b) above.
Sanctions
means

any

applicable

(to

any

Relevant

Person

and/or

Finance

Party

as

the

context
provides)

laws,

regulations

or

orders

concerning

any

trade

economic

or

financial

sanctions

or
embargoes.

Sanctions Authority
means any

of the Norwegian

State, the

United Nations,

the European

Union,
the Member States

of the European

Union, the

United Kingdom,

the United

States of America,

and
any authority

acting on

behalf of

any of

them of

their respective

legislative, executive,

enforcement
and/or regulatory authorities or bodies acting in connection with

Sanctions.

Sanctions List

means:
(a)

the lists of

Sanctions designations and/or targets

maintained by any

Sanctions Authority and/or
(b)

any other Sanctions designation or target listed and/or

adopted by a Sanctions Authority,

in all cases, as amended, supplemented or replaced from time to time.
Secured

Obligations

means

all

indebtedness

and

obligations

at

any

time

of

any

Obligor

to

any
Finance

Party

(whether

for

its

own

account

or

as

agent

or

trustee

for

itself

and/or

other

Finance
Parties) under, or related to,

the Finance Documents.
Security Agent

includes any

person as

may be

appointed as

such under

the Finance

Documents
and includes any separate trustee or co-trustee appointed under clause
36.8

(
Additional trustees ).
Security Documents

means:
(a)

the Original Security Documents; and
(b)

any other

document as

may be

executed to

guarantee and/or

secure any

amounts owing

to
the Finance Parties under this Agreement or any other

Finance Document.
Security Interest

means a mortgage, charge, pledge, lien, assignment, trust, hypothecation or other security

interest

of

any

kind

securing

any

obligation

of

any

person

or

any

other

agreement

or
arrangement having a similar effect.
Security Property

means:
(a)

the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Finance Parties and all proceeds of that Transaction

Security;
(b)

all obligations

expressed

to

be undertaken

by any

Obligor

to pay

amounts

in

respect

of the
Secured Obligations

to the

Security Agent

as trustee

for the

Finance Parties

and secured

by
the Transaction Security

together with

all representations and

warranties expressed to

be given
by an Obligor in favour of the Security Agent as trustee

for the Finance Parties; and
(c)

any

other

amounts

or

property,

whether

rights,

entitlements,

choses

in

action

or

otherwise,
actual

or

contingent,

which

the

Security

Agent

is

required

by

the

terms

of

the

Finance
Documents to hold as trustee on trust for the Finance Parties.
Security Value

means, at any time, the amount in dollars

which, at that time, is the aggregate of (a)
the aggregate of the values (or, if less in relation to an individual Ship,

the maximum amount capable
of being secured by the Mortgage of

the relevant Ship) of
all of the Mortgaged Ships which

have not
then become a Total Loss and (b) the value

of any additional security then

held by the Security Agent
or any other

Finance Party provided

under clause
26

(
Minimum security value
)), in each

case as most
recently determined in accordance with this Agreement.
Selection Notice
means a

notice substantially

in the

form set

out in
Schedule 5 (
Selection Notice )
given in accordance with clause
10

(
Interest Periods ).

Share

Security

means,

in

relation

to

each

Borrower,

the

document

constituting

a

first

Security
Interest

in

respect

of

all

the

shares

of

such

Borrower

executed

by

the

Guarantor

in

favour

of

the
Security Agent in the agreed form.
Ship Representations

means each

of the representations

and warranties

set out

in clauses
19.33
( Ship status ) and
19.34

(
Ship's employment ).
Ship A means the Ship described as such in
Schedule 2 (
Ship information ).
Ship B means the Ship described as such in
Schedule 2 (
Ship information ).
Ship C means the Ship described as such in
Schedule 2 (
Ship information ).
Ship D means the Ship described as such in
Schedule 2 (
Ship information ).
Ship E means the Ship described as such in
Schedule 2 (
Ship information ).
Ship F means the Ship described as such in
Schedule 2 (
Ship information ).
Ship G means the Ship described as such in
Schedule 2 (
Ship information ).
Ship H means the Ship described as such in
Schedule 2 (
Ship information ).
Ship I means the Ship described as such in
Schedule 2 (
Ship information ).
Ship J means the Ship described as such in
Schedule 2 (
Ship information ).
Ships

means each of the ships described in
Schedule 2 (
Ship information ) (including each of Ship A,
Ship B, Ship C, Ship D, Ship E, Ship F,

Ship G, Ship H, Ship I and Ship J) and

Ship

means any one
of them.
SOFR
means

the

secured

overnight

financing

rate

(SOFR)

administered

by

the

Federal

Reserve
Bank of

New York

(or any

other person

which takes

over the

administration of

that rate)

published
(before any

correction,

recalculation

or republication

by the

administrator)

by the

Federal

Reserve
Bank of New York

(or any other person which takes over the publication of that rate).
Spill

means any actual or threatened spill, release or discharge

of a Pollutant into the environment.
Subsidiary

of a person means any other person:
(a)

directly or indirectly controlled by such person; or
(b)

of whose dividends or distributions on ordinary voting share capital such person is beneficially
entitled to receive more than 50 per cent,
and a

person is

a “
wholly-owned

Subsidiary
” of

another person

if it

has no

members except

that
other person

and that

other person’s

wholly-owned Subsidiaries

or persons

acting on

behalf of

that
other person or its wholly-owned Subsidiaries.
Sustainability

Certificate
has

the

meaning

given

to

it

in
Schedule 9

(
Form

of

Sustainability
Certificate ).
Sustainability Margin Adjustment has the meaning given to it in
Schedule 8 (
Sustainability Margin
Adjustment )

Tax

means any

tax, levy,

impost, duty

or other

charge or

withholding of

a similar

nature (including
any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).
Term

SOFR
means

the

term

SOFR

reference

rate

administered

by

CME

Group

Benchmark
Administration Limited

(or any

other person

which takes

over the administration

of that rate)

for the
relevant period published

(before any correction,

recalculation or republication

by the administrator)
by

CME

Group

Benchmark

Administration

Limited

(or

any

other

person

which

takes

over

the
publication of that rate).
Total

Commitments

means the aggregate

of the Commitments,

being $100,000,000

at the date

of
this Agreement.
Total Loss

means, in relation to a vessel, its:
(a)

actual, constructive, compromised or arranged total loss;

or
(b)

requisition for title, confiscation or other compulsory acquisition by a government entity; or
(c)

hijacking, piracy,

theft, condemnation,

capture, seizure,

arrest or

detention for

more than

30
days.
Total Loss Date

means, in relation to the Total

Loss of a vessel:
(a)

in the case of an

actual total loss, the

date it happened or,

if such date is not

known, the date
on which the vessel was last reported;
(b)

in the case of a constructive, compromised, agreed or

arranged total loss, the earliest of:
(i)

the date notice of abandonment of the vessel is given to its insurers; or
(ii)

if the insurers do not admit such

a claim, the date later determined by

a competent court
of law to have been the date on which the total loss happened;

or
(iii)

the date upon

which a binding agreement

as to such

compromised or arranged total

loss
has been entered into by the vessel's insurers;
(c)

in the

case of

a requisition for

title, confiscation or

compulsory acquisition, the

date it happened;
and
(d)

in the

case

of

hijacking,

piracy,

theft,

condemnation,

capture,

seizure

or detention,

the

date
30 days after the date upon which it happened.
Total Loss Repayment Date

means, where a Mortgaged Ship has become a Total

Loss, the earlier
of:
(a)

the date upon which insurance proceeds or Requisition Compensation for such Total Loss are paid by insurers or the relevant government entity; or
(b)

the date falling 150 days after its Total

Loss Date.

Transaction Document

means:
(a)

each of the Finance Documents; and

(b)

any Charter Document;
Transaction Security
means the Security Interests created

or evidenced or expressed to

be created
or evidenced under or pursuant to the Security Documents.
Transfer

Certificate

means

a

certificate

substantially

in

the

form

set

out

in
Schedule 6

(
Form

of
Transfer Certificate
) or any other form agreed between the Agent and the

Borrowers.
Transfer Date

means, in relation to an assignment pursuant to a Transfer

Certificate, the later of:
(a)

the proposed Transfer Date specified

in the Transfer Certificate; and
(b)

the date on which the Agent executes the Transfer

Certificate.
Treasury

Transaction

means any

derivative transaction

entered into

in connection

with protection
against or benefit from fluctuation in any rate or price.
Unpaid

Sum

means

any

sum

due

and

payable

but

unpaid

by

an

Obligor

under

the

Finance
Documents.
US

means the United States of America.
US Tax Obligor

means:
(a)

a Borrower which is resident for tax purposes in the US; or
(b)

an Obligor

some

or all

of

whose payments

under

the Finance

Documents

are from

sources
within the US for US federal income tax purposes.
US Government Securities Business Day

means any day other than:
(a)

a Saturday or a Sunday; and
(b)

a day

on which

the Securities

Industry and

Financial Markets

Association (or

any successor
organisation) recommends that the fixed income departments of its members be closed for the
entire day for purposes of trading in US Government securities.
Utilisation means the making of the Loan.
Utilisation Date

means the date on which the Utilisation is to be

made.
Utilisation

Request

means

a

notice

substantially

in

the

form

set

out

in
Schedule 4

(
Utilisation
Request
).

VAT means:
(a)

any value added tax imposed by the Value

Added Tax

Act 1994;
(b)

any tax

imposed in

compliance with the

Council Directive of

28 November 2006

on the

common
system of value added tax (EC Directive 2006/112);

and
(c)

any other tax of a

similar nature, whether imposed in the United Kingdom or in a member state
of

the

European

Union

in

substitution

for,

or

levied

in

addition

to,

such

tax

referred

to

in
paragraphs (a) or (b) above, or imposed elsewhere.

1.2

Construction
(a)

Unless a contrary indication appears, a reference in any

of the Finance Documents to:
(i)

Sections, clauses and Schedules are to be construed as references to the

Sections and
clauses of, and

the Schedules to,

the relevant

Finance Document

and references

to a
Finance Document include its Schedules;
(ii)

a
Finance

Document

or

any

other

agreement

or

instrument

is

a

reference

to

that
Finance

Document

or

other

agreement

or

instrument

as

it

may

from

time

to

time

be
amended, restated, novated or replaced, however fundamentally;
(iii)

words importing the plural shall include the singular and

vice versa;
(iv)

a time of day are to London time;
(v)

any person includes its successors in title, permitted assignees or transferees;
(vi)

a document
in agreed form

means:
(A)

where

a

Finance

Document

has

already

been

executed

by

all

of

the

relevant
parties, such Finance Document in its executed form;
(B)

prior to

the execution of

a Finance Document,

the form of

such Finance Document
separately agreed in writing between the Agent

and the Borrowers as the form in
which that Finance Document

is to be executed

or another form

approved at the
request of the Borrowers or,

if not so agreed or approved, is in the form specified
by the Agent;
(vii)

two or

more persons

are
acting in concert

if pursuant

to an

agreement or

understanding
(whether formal or informal) they actively co-operate, through the acquisition (directly or indirectly) of

shares, partnership

interest or

units or

limited liability

company interest

in
an entity

by any

of them,

either directly

or indirectly,

to obtain

or consolidate

control of
that entity;
(viii)
approved by the

Majority Lenders

or
approved by the

Lenders

means approved in
writing by

the Agent

acting on

the instructions

of the

Majority Lenders

or,

as the

case
may be,

all of

the Lenders

(on such

conditions as

they may

respectively impose)

and
otherwise approved

means approved in writing by the Agent (on

such conditions as the
Agent may impose) and approval

and
approve

shall be construed accordingly;
(ix) assets

includes present and future properties, revenues and rights of every description;
(x) charter commitment

means, in relation to a vessel, any charter or contract for the use, employment

or

operation

of

that

vessel

or

the

carriage

of

people

and/or

cargo

or

the
provision

of

services

by

or from

it

and

includes

any agreement

for pooling

or sharing
income derived from any such charter or contract;
(xi) control

of an entity means:
(A)

the

power

(whether

by

way

of

ownership

of

shares,

proxy,

contract,

agency

or
otherwise) to:
(1)

cast,

or

control

the

casting

of,

more

than

50

per

cent

of

the

maximum
number of votes that might be cast at a general meeting

of that entity; or

(2)

appoint or

remove all,

or the

majority,

of the

directors

or other

equivalent
officers of that entity; or
(3)

give directions

with

respect

to the

operating

and

financial

policies

of that
entity with which the

directors or other equivalent

officers of that

entity are
obliged to comply; and/or
(B)

the holding beneficially of

more than 50 per

cent of the issued

share capital of that
entity

(excluding

any

part

of

that

issued

share

capital

that

carries

no

right

to
participate beyond a specified

amount in a distribution

of either profits or

capital)
(and,

for

this

purpose,

any

Security

Interest

over

share

capital

shall

be
disregarded in determining the beneficial ownership of

such share capital);
and controlled

shall be construed accordingly;
(xii)

a Lender's “
cost of funds
” in relation to its

participation in the Loan (or any

relevant part
of it)

is a

reference

to

the

average cost

(determined

either on

an

actual

or a

notional
basis) which

that Lender

would incur

if it were

to fund,

from whatever

source(s) it

may
reasonably select,

an amount

equal to

the amount

of that

participation in

the Loan

(or
any relevant part of it) for a period equal

in length to the Interest Period for the Loan (or
the relevant part of it);
(xiii)

the term
disposal

or
dispose

means a sale, transfer or

other disposal (including by way
of lease or

loan but not including

by way of

loan of money)

by a person of

all or part

of
its

assets,

whether

by

one

transaction

or

a

series

of

transactions

and

whether

at

the
same time or over a period of time, but not the creation

of a Security Interest;
(xiv)

the
equivalent

of an amount specified in a particular

currency (the
specified currency
amount ) shall be construed as a reference to the amount of the other relevant currency which

can

be

purchased

with

the

specified

currency

amount

in

the

London

foreign
exchange market

at or

about 11

a. m.

on the

date the

calculation falls

to be

made for
spot delivery, as conclusively

determined by the Agent (with the relevant exchange rate
of any such purchase being the Agent's spot rate of exchange );
(xv)

a
government entity

means any government, state or agency of a state;
(xvi)

a
group of Lenders

or a
group of Finance Parties

includes all the Lenders or

(as the
case may be) all the Finance Parties;
(xvii)

a
guarante
e means (other

than in clause
18

(
Guarantee and indemnity )) any guarantee,
letter of

credit, bond,

indemnity or

similar assurance against

loss, or

any obligation,

direct
or indirect, actual or contingent, to

purchase or assume any indebtedness of any

person
or to make an

investment in or loan

to any person or

to purchase assets

of any person
where, in each case, such obligation is assumed in order

to maintain or assist the ability
of such person to meet its indebtedness;
(xviii) indebtedness

includes

any

obligation (whether

incurred

as principal

or as

surety)

for
the payment or repayment of money,

whether present or future, actual or contingent;
(xix)

an
obligation

means any duty, obligation

or liability of any kind;
(xx)

something

being

in

the

ordinary

course

of

business

of

a

person

means

something
that is

in the

ordinary

course

of that

person's current

day-to-day operational

business
(and

not

merely

anything

which

that

person

is

entitled

to

do

under

its

Constitutional
Documents);

(xxi) pay or repay

in clause
29

(
Business restrictions
) includes by

way of set-off, combination
of accounts or otherwise;
(xxii)

a
person

includes any individual, firm, company,

corporation, government entity or

any
association, trust,

joint venture,

consortium, partnership

or other

entity (whether

or not
having separate legal personality);
(xxiii)

a
regulation

includes

any

regulation,

rule,

official

directive,

request

or

guideline
(whether

or

not

having

the

force

of

law)

of

any

governmental,

intergovernmental

or
supranational body,

agency, department

or regulatory,

self-regulatory or other authority
or

organisation

and,

in

relation

to

any

Lender,

includes

(without

limitation)

any

Basel
Regulation which is applicable to that Lender;
(xxiv) right

means any right, privilege, power

or remedy,

any proprietary interest in

any asset
and any

other interest

or remedy

of any

kind, whether

actual or

contingent, present

or
future, arising under contract or law,

or in equity;
(xxv) trustee, fiduciary

and
fiduciary

duty has in each case the meaning given to such term
under applicable law;
(xxvi)

(i)

the
liquidation ,
winding

up
, dissolution
,

or
administration

of

person

or

(ii)

a
receiver

or
administrative

receiver

or
administrator

in

the

context

of

insolvency
proceedings or

security enforcement

actions in

respect of

a person

shall be

construed
so

as

to

include

any

equivalent

or

analogous

proceedings

or

any

equivalent

and
analogous person

or appointee

(respectively) under

the law

of the

jurisdiction in

which
such

person

is

established

or

incorporated

or

any

jurisdiction

in

which

such

person
carries on business including (in

respect of proceedings) the seeking

or occurrences of
liquidation,

winding-up,

reorganisation,

dissolution,

administration,

arrangement,
adjustment, protection or relief of debtors;

(xxvii) a provision of law

is a reference to that provision as amended or re-enacted from time
to time; and
(xxviii)

a
wholly-owned subsidiary

has the meaning given

to that term

in section 1159

of the
Companies Act 2006.
(b)

The determination of the extent to which a rate is “
for a period equal in length ” to an Interest
Period shall disregard any inconsistency arising from

the last day of that Interest Period being
determined pursuant to the terms of this Agreement.

(c)

Where

in

this

Agreement

a

provision

includes

a

monetary

reference

level

in

one

currency,
unless a

contrary indication

appears, such

reference level

is intended

to apply

equally to

its
equivalent

in

other

currencies

as

of

the

relevant

time

for

the

purposes

of

applying

such
reference level to any other currencies.

(d)

Section, clause and Schedule headings are for ease of

reference only.

(e)

Unless a

contrary indication

appears, a

term used

in any

other Finance

Document or

in any
notice given under or in connection with any Finance Document has the same meaning in that
Finance Document or notice as in this Agreement.

(f)

A Default (other than an Event of Default) is

continuing

if it has not been remedied or waived
in writing and an Event of Default is continuing

if it has not been waived in writing.

1.3

Currency symbols and definitions
$ , USD

and
dollars

denote the lawful currency of the United States of America.

1.4

Third party rights
(a)

Unless expressly provided to

the contrary in a Finance

Document for the benefit

of a Finance
Party or another Indemnified

Person,
a person who is not a

party to a Finance Document

has
no

right

under

the

Contracts

(Rights

of

Third

Parties)

Act

1999

(the
Third

Parties

Act
)

to
enforce or enjoy the benefit of any term of the relevant Finance

Document.

(b)

Any Finance Document

may be rescinded

or varied by

the parties to

it without the

consent of
any person who is not a party to it (unless otherwise provided by this Agreement).

(c)

An Indemnified Person

who is not

a party to

a Finance Document

may only enforce

its rights
under that

Finance

Document

through

a Finance

Party

and if

and to

the extent

and in

such
manner as the Finance Party may determine.

1.5

Finance Documents
Where

any

other

Finance

Document

provides

that

this

clause
1.5

shall

apply

to

that

Finance
Document, any other

provision of this

Agreement which,

by its terms,

purports to apply

to all or

any
of the Finance Documents and/or any Obligor shall

apply to that Finance Document as if set out

in it
but with all necessary changes.

1.6

Conflict of documents
The terms of the Finance Documents (other than the Hedging Contracts and other than as relates to
the creation and/or perfection of security)

are subject to the terms

of this Agreement and, in

the event
of any conflict between any provision of this Agreement and any provision of any Finance

Document
(other

than

the

Hedging

Contracts

and

other

than

in

relation

to

the

creation

and/or

perfection

of
security) the provisions of this Agreement shall prevail.

Section 2 -

The Facility
2

The Facility
2.1

The Facility
Subject to

the terms

of this

Agreement,

the

Lenders

make available

to the

Borrowers

a term

loan
facility in an aggregate amount equal to the Total

Commitments.

2.2

Finance Parties' rights and obligations
(a)

The obligations of

each Finance Party

under the Finance

Documents are several.

Failure by
a Finance

Party to

perform its

obligations under

the Finance

Documents does

not affect

the
obligations of any other Party under the Finance Documents.

No Finance Party is responsible
for the obligations of any other Finance Party under the

Finance Documents.

(b)

The

rights

of

each

Finance

Party

under

or

in

connection

with

the

Finance

Documents

are
separate

and

independent

rights

and

any

debt

arising

under

the

Finance

Documents

to

a
Finance

Party

from

an

Obligor

is

a

separate

and

independent

debt

in

respect

of

which

a
Finance Party

shall be

entitled to

enforce

its rights

in accordance

with

paragraph

(c) below.
The

rights

of

each

Finance

Party

include

any

debt

owing

to

that

Finance

Party

under

the
Finance Documents and, for the avoidance of doubt, any part of the Loan or any other amount
owed by an

Obligor which relates to

a Finance Party's participation in

a Facility or its

role under
a Finance Document (including any

such amount payable to the

Agent on its behalf) is a

debt
owing to that Finance Party by that Obligor.

(c)

A Finance

Party may,

except

as specifically

provided in

the Finance

Documents,

separately
enforce its rights under or in connection with the Finance

Documents.

2.3

Borrowers' rights and obligations
(a)

The obligations

of

each

Borrower

under

this

Agreement

are

joint

and

several.

Failure

by a
Borrower to perform its obligations

under this Agreement shall constitute

a failure by all of the
Borrowers.

(b)

Each Borrower irrevocably and unconditionally jointly and severally with each other Borrower:
(i)

agrees that it is responsible for the performance of the obligations of each other Borrower
under this Agreement;
(ii)

acknowledges and agrees that

it is a

principal and original debtor

in respect of all

amounts
due from the Borrowers under this Agreement; and
(iii)

agrees

with

each

Finance

Party

that,

if

any

obligation

of

another

Borrower

under

this
Agreement

is

or

becomes

unenforceable,

invalid

or

illegal

for

any

reason

it

will,

as

an
independent and primary

obligation, indemnify that

Finance Party immediately

on demand
against any and

all Losses it

incurs as a

result of another Borrower

not paying any amount
which would,

but for

such

unenforceability,

invalidity

or illegality,

have been

payable by
that other Borrower under this

Agreement. The amount payable under this

indemnity shall
be equal

to the

amount which

that Finance

Party would

otherwise have

been entitled

to
recover.

(c)

The obligations

of each

Borrower under

the Finance

Documents shall

continue until all

amounts
which may

be or

become payable

by the

Borrowers under

or in

connection with

the Finance
Documents have been irrevocably and unconditionally paid or discharged in full, regardless of
any intermediate payment or discharge in whole or in

part.

(d)

If any discharge,

release or arrangement

(whether in respect

of the obligations

of a Borrower
or any

security for

those obligations

or otherwise)

is made

by a

Finance Party

in whole

or in
part on

the

basis

of any

payment,

security

or other

disposition

which

is avoided

or must

be
restored

in

insolvency,

liquidation,

administration

or

otherwise,

without

limitation,

then

the
liability of the

Borrowers under this

Agreement will continue or

be reinstated as

if the discharge,
release or arrangement had not occurred.

(e)

The obligations

of each

Borrower under

the Finance

Documents shall

not be

affected

by an
act,

omission,

matter

or

thing

which,

but

for

this

clause

(whether

or

not

known

to

it

or

any
Finance

Party),

would

reduce,

release

or

prejudice

any

of

its

obligations

under

the

Finance
Documents including:
(i)

any time, waiver or

consent granted to, or

composition with, any Obligor

or other person;
(ii)

the release of any other Obligor or

any other person under the terms of any

composition
or arrangement with any creditor of any other Obligor;
(iii)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect
to perfect, take up or enforce, any rights against, or security over assets of, any Obligor
or

other

person

or

any

non-presentation

or

non-observance

of

any

formality

or

other
requirement

in respect

of any

instrument

or any

failure to

realise

the

full value

of any
security;
(iv)

any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(v)

any amendment,

novation, supplement,

extension, restatement

(however fundamental
and whether or not more

onerous) or replacement of

a Finance Document or any

other
document or security;
(vi)

any

unenforceability,

illegality

or

invalidity

of

any

obligation

of

any

person

under

any
Finance Document or any other document or security; or
(vii)

any insolvency or similar proceedings.

(f)

Each Borrower waives any right it may have of

first requiring any Finance Party (or any trustee
or

agent

on

its

behalf)

to

proceed

against

or

enforce

any

other

rights

or

security

or

claim
payment from

any person

before claiming

from that

Borrower under

any Finance

Document.

This

waiver

applies

irrespective

of

any

law

or

any

provision

of

a

Finance

Document

to

the
contrary.

(g)

After cancellation

of the Total

Commitments in

accordance with

clause
7.1
(Illegality) , clause
7.9

(
Automatic

cancellation
)
or

the

giving

of

notice

under

paragraph

(a)

of

clause

31.23
(Acceleration), then, until all amounts which may be or become payable by the Obligors under or in connection with

the Finance Documents

have been irrevocably

and unconditionally paid
or discharged in full, each Finance Party (or any trustee or agent on its behalf) may:
(i)

refrain from applying

or enforcing any other

moneys, security or

rights held or received
by that Finance Party (or any

trustee or agent on its

behalf) in respect of those amounts,
or apply and enforce the same in such

manner and order as it sees

fit (whether against

those amounts or otherwise) and no Borrower will be entitled to the benefit of the same;
and
(ii)

hold in an interest-bearing suspense account any money received from any Borrower or
on account of any Borrower's liability under any Finance Document.

(h)

Until all amounts which may be

or become payable by the Obligors under

or in connection with
the

Finance

Documents

have

been

irrevocably

paid

in

full

and

unless

the

Agent

otherwise
directs (on

such terms

as it

may require),

no Borrower

shall exercise

any rights

which it

may
have by reason of performance by it of its obligations under the Finance Documents:
(i)

to be indemnified by another Obligor;
(ii)

to

claim

any

contribution

from

any

other

Obligor

or

any

guarantor

of

any

Obligor's
obligations under the Finance Documents;

(iii)

to take the benefit (in whole

or in part and whether

by way of subrogation or

otherwise)
of any rights

of the Finance

Parties under the

Finance Documents

or of any

guarantee
or

security

taken

pursuant

to,

or

in

connection

with,

the

Finance

Documents

by

any
Finance Party;
(iv)

to

bring

legal

or

other

proceedings

for

an

order

requiring

any

Obligor

to

make

any
payment, or perform any obligation, in respect of

which that Borrower is liable under this
Agreement or any of the other Finance Documents;
(v)

to exercise any right of set-off against any

other Obligor; and/or
(vi)

to claim or

prove as a

creditor of any

other Obligor in

competition with any

Finance Party.

(i)

If

a

Borrower

receives

any

benefit,

payment

or

distribution

in

relation

to

such

rights

it

will
promptly

pay

an

equal

amount

to

the

Agent

for

application

in

accordance

with

clause
41
(Payment mechanics)
.

This only

applies until

all amounts

which may

be or

become payable
by the Obligors

under or in

connection with the

Finance Documents have been

irrevocably paid
in full.

3

Purpose
3.1

Purpose
(a)

The

Borrowers

shall

apply

all

amounts

borrowed

under

the

Facility

in

accordance

with

this
clause
3
.

(b)

The Total

Commitments

shall be made available to the Borrowers

for the purpose of assisting
the Borrowers to refinance in full all amounts owing under the Existing Facility Agreements or,
if

and

to

the

extent

that

there

is

any

surplus

after

such

refinancing,

for

general

corporate
purposes of the Group.
3.2

Monitoring
No Finance

Party is

bound to

monitor or

verify the

application of

any amount

borrowed pursuant

to
this Agreement.

4

Conditions of Utilisation

4.1

Initial conditions precedent
The Borrowers

may not deliver any Utilisation Request and the Lenders will not be obliged to comply with

clause
5.4

(
Lenders’

participation
)

in

relation

to

any

Utilisation,

unless

the

Agent,

or

its

duly
authorised representative,

has received

all of

the documents

and other

evidence listed

in Part

1 of
Schedule 3 (
Conditions precedent to any Utilisation
) in form and substance satisfactory to the Agent.

4.2

Ship and security conditions precedent
The Total

Commitments

may only

be borrowed

under this

Agreement if

on or

before the

Utilisation
the Agent, or

its duly authorised

representative, has received

all of the

documents and evidence

listed
in Part 2

of
Schedule 3 (
Ship and security

conditions precedent
) in form

and substance satisfactory
to the Agent.
4.3

Notice of satisfaction of conditions
The Agent

shall notify

the Lenders

and the

Borrowers promptly

after receipt

by it

of the

documents
and evidence referred

to in this

clause
4

in form and

substance satisfactory

to it.

Other than to

the
extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives any such notification,

the Lenders

authorise (but

do not require)

the Agent

to give that

notification.

The
Agent shall not be liable for any damages,

costs or losses whatsoever as a

result of giving any such
notification.

4.4

Further conditions precedent
The Lenders will

only be obliged

to comply

with clause
5.4
(Lenders' participation)
in respect of

the
Utilisation if on the date of the Utilisation Request and on the proposed Utilisation Date:
(a)

no Default is continuing or would result from the proposed

Utilisation;
(b)

all of the representations set out in clause
19
(Representations)

are true;

(c)

no events, facts,

conditions or circumstances

shall exist or

have arisen or

occurred (and neither
the

Agent

nor

any

Lender

shall

have

become

aware

of

other

events,

facts,

conditions

or
circumstances not

previously known

to it),

which the

Agent (acting

on the

instructions of

the
Majority

Lenders)

shall

determine,

have

had

or

could

reasonably

be

expected

to

have,

a
Material Adverse Effect; and

(d)

no Total

Loss has occurred in relation to any Ship.
4.5

Waiver of conditions precedent
The conditions in

this clause
4

are inserted solely

for the benefit

of the Finance

Parties and may

be
waived on

their behalf

in whole

or in

part and

with or

without conditions

by the

Agent acting

on the
instructions of the Majority Lenders.

Section 3 -

Utilisation
5

Utilisation
5.1

Delivery of a Utilisation Request
A Borrower

may utilise

the Facility

by delivery

to the

Agent of

a duly

completed Utilisation

Request
not later than 9:30 a. m. three Business Days before

the proposed Utilisation Date.

5.2

Completion of a Utilisation Request
(a)

A Utilisation

Request is

irrevocable and

will not

be regarded

as having

been duly

completed
unless:
(i)

the proposed Utilisation Date is a Business

Day falling on or before the Last Availability
Date; and
(ii)

the

currency

and

amount

of

the

Utilisation

comply

with

clause
5.3

(
Currency

and
amount );
(iii)

the proposed Interest Period complies with clause
10

(
Interest Periods ); and
(iv)

it

identifies

the

purpose

for

the

Utilisation

and

that

purpose

complies

with

clause
3
( Purpose ).
(b)

The Total

Commitments

may only be drawn down in a single amount in one Utilisation.
5.3

Currency and amount
(a)

The currency specified in the Utilisation Request must be dollars.

(b)

The total amount available and advanced under the Facility shall not exceed the lower of:
(i)

the Total

Commitments; and
(ii)

the amount in dollars which is equal to 55%

of the aggregate of the market values of all
the Ships as

determined pursuant

to the valuations

of the Ships

obtained under

Part 2
of
Schedule 3 (
Conditions precedent ).
5.4

Lenders' participation
(a)

If

the

conditions

set

out

in

this

Agreement

have

been

met,

each

Lender

shall

make

its
participation in the Loan available by the Utilisation Date through its Facility Office.

(b)

The amount of each Lender's participation in the Loan will be equal to the proportion borne by
its Available Commitment to the Available

Facility immediately prior to making the Loan.

(c)

The Agent shall

promptly notify each

Lender of the

amount of the

Loan and the

amount of its
participation in the Loan, in each case by 11:00

a. m.

on the relevant Quotation Day.

(d)

The Agent shall pay all amounts received by it in respect of the

Loan (and its own participation
in it,

if any)

to the

Borrowers

or the

account of

any of

them or

to ABN

AMRO Bank

N.V.

as
agent of

the lenders

in respect

of the

Existing Agreements,

in each

case in

accordance with
the instructions contained in the Utilisation Request.

5.5

Prepositioning of funds

(a)

Notwithstanding that the

Borrowers may have

not yet satisfied

all of the

conditions precedent
set out

in Schedule

3 (
Conditions Precedent
), in

order to

facilitate the

refinancing of the

Existing
Indebtedness, and provided that:
(i)

the Borrowers have

submitted a Utilisation Request

in respect of

the Loan in

accordance
with this Clause 5.5 ( Prepositioning of funds
);

(ii)

the Borrowers have satisfied the conditions precedent set out in paragraphs 1, 3, 4, 5(a)
and 6 of Part 1 of Schedule 3 ( Conditions Precedent ); and
(iii)

in

the

opinion

of

the

Agent

(acting

on

the

instructions

of

the

Majority

Lenders)

the
Borrowers

are

reasonably

likely

to

satisfy

all

remaining

and

outstanding

conditions
precedent set

out

in Part

1 and

Part 2

of Schedule

3 (
Conditions

Precedent
) within

5
Business Days from

the Utilisation Date

and in any

event on or before

the Release (as
defined in Clause 5.5(b)),
the

Lenders

(following

a

decision

made

by

the

Majority

Lenders)

may,

subject

to

the

other
terms and

conditions of

this Clause

5.5 (
Prepositioning of

funds
) and

the other

provisions of
this

Agreement,

make

the

Loan

available

on

the

date

specified

in

the

relevant

Utilisation
Request,

being

the

date

on

which

the

relevant

part

of

the

Existing

Indebtedness

is

agreed
(between

the

Borrowers

and

the

Agent

of

Existing

Indebtedness)

to

be

deposited

with

the
Agent

of

Existing

Indebtedness

(such

date

to

be

acceptable

to

the

Majority

Lenders

acting
reasonably).
(b)

The Loan or

any part of it

utilised pursuant to

this Clause 5.5

(
Prepositioning of funds ) (the Pre-
placed Loan
) shall (subject

to the other

provisions of this Agreement)

be remitted by

the Agent
to the Agent of Existing Indebtedness as a cash deposit in the Agent's name with the Agent of
Existing

Indebtedness

with

its

correspondent

bank

in

New

York

or

in

such

other

place
acceptable to

the Agent

in its

sole discretion,

on condition

that it

will be

held by

the Agent

of
Existing Indebtedness to

the order of

the Agent for

release by the

Agent to the

Agent of Existing
Indebtedness for

the purpose

of refinancing

a part

of the

Existing Indebtedness

equal to

the
Pre-placed Loan (a Release
) and only subject to such irrevocable instructions

addressed from
the Agent to

the Agent of

Existing Indebtedness

as are acceptable

to the Agent

(
Irrevocable
Instructions ).
(c)

Any such Irrevocable Instructions in relation to

the Pre-placed Loan shall in any event

provide
(inter alia) that the Pre-placed

Loan shall be returned to

the Agent within 5 Business

Days (or
such longer

period as

may be

agreed by

the Agent

(acting on

the instructions

of the Majority
Lenders)) if not released

to the Agent of

Existing Indebtedness or its order. The Agent

shall not
(and shall procure

that its

authorised representatives

specified in

the Irrevocable

Instructions
shall

not)

release

or

agree

to

release

the

Pre-placed

Loan

to

the

Agent

of

Existing
Indebtedness or its order,

unless and until:
(i)

the Agent is satisfied that

a certificate of encumbrances

(or an equivalent document)

in
respect of each Ship evidencing that such Ship is registered in the name of the relevant
Owner under the Flag State and that such Ship is free of any Security Interest has been
(or,

concurrently with

the Release,

will be)

issued by

the relevant

ship’s registry

of the
Flag State; and
(ii)

the Agent

is satisfied

that all

the conditions

precedent set

out in

Part 1

of Schedule

3
( Conditions Precedent ) and Part 2 of Schedule 3 ( Conditions Precedent ) have been (or, concurrently with the Release, will

be) satisfied in full

or otherwise waived in

accordance
with the provisions of this Agreement.

(d)

Each

Borrower

hereby

irrevocably

and

unconditionally

undertakes

that

it

shall

not

give

any
instructions to

the Agent

of Existing

Indebtedness in

respect of

the Pre-placed

Loan that

are
inconsistent with the Irrevocable Instructions in respect

of the Pre-placed Loan.

(e)

Where refinancing

of the

Existing Indebtedness

has been

delayed and

the

Pre-placed

Loan
has been returned to the Agent pursuant to Clause 5.5(c), the Agent shall determine in its sole
discretion whether it

shall hold the

Pre-placed Loan in

its own name

or utilise it

for the purposes
of Clause 5.5(f)

and, in the

event it decides

to hold the

Pre-placed Loan, the

period for which
the Pre-placed Loan may be held

by it; during the period the

Agent determines to hold the

Pre-
placed Loan, the Obligors

may once again request that

the Agent remits the

Pre-placed Loan
to the Agent of Existing Indebtedness for the purpose

of facilitating the refinancing of a part of
the Existing Indebtedness equal to the

Pre-placed Loan, whereupon the Agent shall (in

its sole
discretion) determine

whether or

not to do

so in

accordance with

Clause 5.5(b)

for release

in
accordance with this Clause 5.5.
(f)

Other than in

the event where

the Pre-placed Loan

has been returned

to the Agent

and is being
held by the Agent or is

remitted back to the Agent of Existing

Indebtedness pursuant to Clause
5.5(e),

the

Borrowers

shall

immediately

prepay

the

Pre-placed

Loan,

together

with

interest
thereon

(calculated

in

accordance

with

Clause

9.1

(
Calculation

of

interest
),

on

the

date

on
which the Agent of Existing Indebtedness is required to return the moneys funded by that Pre-
placed

Loan

to

the

Agent

in

accordance

with

the

relevant

Irrevocable

Instructions

(and
regardless

of

whether

the

Agent

of

Existing

Indebtedness

has

then

carried

out

such
instructions),

provided

that

any

moneys

actually

returned

to

the

Agent

from

the

Agent

of
Existing

Indebtedness

shall

be

applied

by

the

Agent

in

satisfaction

of

such

prepayment
obligation of

the Borrowers

and in

payment of

any amounts

payable by

the Borrowers

under
Clause 8 ( Restrictions
) as a result of such prepayment.

(g)

In

case

of

application

of

this

Clause

5.5,

the

Pre-placed

Loan

shall

accrue

interest

in
accordance with

the terms

of Clause

9.1 (
Calculation of

interest
) from

the Utilisation

Date of
the Preplaced Loan.

Section 4 -

Repayment, Prepayment and Cancellation
6

Repayment
6.1

Repayment
The Borrowers shall on

each Repayment Date repay such

part of the Loan as

is required to be

repaid
on that Repayment Date by clause
6.2
(Scheduled repayment of Facility) .
6.2

Scheduled repayment of Facility
(a)

To

the

extent

not

previously

reduced

and

subject

to

clause
7.11

(
Margin

reset;

mandatory
prepayment
), the Loan shall be repaid

by instalments on each Repayment Date by

the amount
specified below (as revised by clause
6.3
(Adjustment of scheduled repayments) ):
Repayment Date
Amount $
First 3,846,153.85
Second 3,846,153.85
Third 3,846,153.85
Fourth 3,846,153.85
Fifth 3,846,153.85
Sixth 3,846,153.85
Seventh 3,846,153.85
Eighth 3,846,153.85
Ninth 3,846,153.85
Tenth 3,846,153.85
Eleventh 3,846,153.85
Twelfth 3,846,153.85
Thirteenth 3,846,153.85
Fourteenth 3,846,153.85
Fifteenth 3,846,153.85
Sixteenth 3,846,153.85
Seventeenth 3,846,153.85
Eighteenth 3,846,153.85
Nineteenth 3,846,153.85
Twentieth 3,846,153.85
Twenty one 3,846,153.85
Twenty-two 3,846,153.85
Twenty-third 3,846,153.85

Repayment Date
Amount $
Twenty-fourth 3,846,153.85
Twenty-fifth 3,846,153.85
Twenty-sixth 3,846,153.85
TOTAL 100,000,000
(b)

On the Final Repayment Date (without prejudice to any other provision of this Agreement), the
Loan shall be repaid in full.
6.3

Adjustment of scheduled repayments
If the

Total

Commitments have

been partially

reduced under

this Agreement

and/or any

part of

the
Loan

is

prepaid

(other

than

under

clause
6.2
(Scheduled

repayment

of

Facility)
)

before

any
Repayment Date,

the amount

of the instalment

by which

the Loan

shall be repaid

under clause
6.2
(Scheduled repayment of Facility)
on any such Repayment Date

(as reduced by any earlier

operation
of

this

clause
6.3
)

shall

be

reduced

pro

rata

to

such

reduction

in

the

Total

Commitments

and/or
prepayment of the

Loan, except in

the case of

a prepayment of

the Loan under

clause
26.13

(
Security
shortfall ) where the reduction shall be applied in reducing the instalments by its aggregate amount in inverse chronological order of maturity.
7

Illegality,

prepayment and cancellation
7.1

Illegality
If, in any applicable jurisdiction, it becomes

unlawful for a Lender to perform any

of its obligations as
contemplated

by

this

Agreement

or

to

fund

or

maintain

its

participation

in

the

Loan

or

it

becomes
unlawful for any Affiliate of a Lender for that Lender

to do so:
(a)

that Lender shall promptly notify the Agent upon becoming

aware of that event;
(b)

upon

the

Agent

notifying

the

Borrowers,

the

Available

Commitment

of

that

Lender

will

be
immediately

cancelled

and

the

remaining

Total

Commitments

shall

be

reduced

accordingly;
and
(c)

the Borrowers shall repay that Lender's participation in the Loan on the last day of the Interest
Period occurring after

the Agent has notified

the Borrowers or,

if earlier,

the date specified by
the

Lender

in

the

notice

delivered

to

the

Agent

(being

no

earlier

than

the

last

day

of

any
applicable grace period

permitted by law) and

that Lender's corresponding

Commitment shall
be cancelled in the amount of the participation repaid.

7.2

Change of control
(a)

The Borrowers shall promptly notify the Agent upon any Obligor becoming aware of a Change of Control.

(b)

If a Change of Control occurs, the Agent may,

and shall if so directed by the Majority Lenders,
by notice to the Borrowers,

cancel the Total

Commitments with effect

from a date specified

in
that notice (which

is at least

five days (or

such later date

as approved by

the Agent) after

the
giving of the notice) and declare that all or

part of the Loan, together with interest thereon

and
all other amounts

accrued or outstanding

under the Finance Documents,

be payable on such

date,

whereupon,

with

effect

from

such

date,

the

Total

Commitments

will

be

immediately
cancelled, the

Facility shall

immediately cease

to be available

and the Loan,

interest thereon
and all

such

other

accrued

or outstanding

amounts

shall become

due

and payable

on

such
date.
7.3

Voluntary cancellation
The Borrowers

may,

if they

give the

Agent not

less than

10 Business

Days' (or

such shorter

period
as

the

Majority

Lenders

may

agree)

prior

notice,

cancel

the

whole

or

any

part

(being

a

minimum
amount of $1,000,000 or a multiple of such amount)

of the Available Facility,

which is undrawn at the
proposed day of cancellation.

Any cancellation under

this clause
7.3

shall reduce the

Commitments
of the Lenders rateably.

7.4

Voluntary prepayment
The Borrowers

may,

if
they give

the Agent

not less

than 10

Business Days'

(or such

shorter period
as the Majority

Lenders may

agree) prior

notice, prepay

the whole

or any part

of the

Loan (but

if in
part, being an

amount that reduces

the amount of

the Loan by a

minimum amount of

$1,000,000 or
a multiple of

such amount)
,

on the last

day of an

Interest Period in

respect of the

amount to be

prepaid
or,

subject

to

payment

of

any

Break Costs

and

to

payment

of

a

prepayment

fee

in

the

amount

of
$5,000

payable

together

with

any

such

prepayment

and

subject

to

the

other

provisions

of

this
Agreement,

on any

other day

Provided that

no more

than four

such prepayments

may be

made in
any calendar year.

7.5

Right of cancellation and prepayment in relation to

a single Lender
(a)

If:
(i)

any sum payable to any

Lender by an Obligor

is required to be

increased under clause
13.2
(Tax

gross-up)
; or
(ii)

any Lender

claims indemnification from

the Borrowers

under clause
13.3
(Tax indemnity)
or clause
14.1
(Increased costs) ,
the Borrowers may,

whilst the circumstance

giving rise to the

requirement for that

increase or
indemnification

continues,

give

the

Agent

notice

of

cancellation

of

the

Commitment

of

that
Lender and their intention to procure the repayment of

that Lender's participation in the Loan.

(b)

On receipt of a notice referred to in paragraph
(a)

above, the Commitment of that Lender shall
immediately be reduced to zero, the Total

Commitments shall be reduced accordingly.

(c)

On the last

day of each

Interest Period which ends

after the Borrowers have

given notice under
paragraph
(a)

above in relation

to a Lender

(or, if

earlier,

the date specified

by the Borrowers
in that notice),

the Borrowers

shall repay that

Lender's participation

in the Loan

together with
all interest

and other amounts

accrued under

the Finance

Documents which

is then

owing to
it.

7.6

Replacement of Lender
(a)

If:
(i)

the

Borrowers

become

obliged

to

repay

any

amount

in

accordance

with

clause
7.1
(Illegality)

to any Lender; or

(ii)

any of

the circumstances

set out

in paragraph
(a)

of

clause
7.5

(
Right of

cancellation
and prepayment in relation to a single Lender) apply to a Lender, the Borrowers may,

on 10 Business

Days' prior notice

to the Agent and

such Lender,

replace
such

Lender

by

requiring

such

Lender

to

assign

(and,

to

the

extent

permitted

by

law,

such
Lender shall assign) pursuant to clause
33
(Changes to the Lenders)

all (and not part only) of
its rights under this Agreement

(and any Security Document

to which that Lender is

a party in
its capacity as a Lender) to

an Eligible Institution (a
Replacement Lender ) which confirms its
willingness

to

undertake

and

does

undertake

all

the

obligations

of

the

assigning

Lender

in
accordance with clause
33
(Changes to the

Lenders)

for a purchase

price in cash

payable at
the time of the assignment in an amount equal to the aggregate of:
(A)

the outstanding principal amount of such Lender's participation in the Loan;
(B)

all accrued interest owing to such Lender;
(C)

the

Break

Costs

which

would

have

been

payable

to

such

Lender

pursuant

to
clause
11.5
(Break

Costs)

had

the

Borrowers

prepaid

in

full

that

Lender's
participation in the Loan on the date of the assignment;

and
(D)

all other

amounts

payable

to that

Lender

under the

Finance

Documents

on the
date of the assignment.

(b)

The

replacement

of

a

Lender

pursuant

to

this

clause
7.6

shall

be

subject

to

the

following
conditions:
(i)

the Borrowers shall have no right to replace the Agent

or the Security Agent);
(ii)

neither

the

Agent

nor

any

Lender

shall

have

any

obligation

to

find

a

Replacement
Lender;
(iii)

in

no

event

shall

the

Lender

replaced

under

this

clause
7.6

be

required

to

pay

or
surrender any of the fees received by such Lender pursuant to the Finance Documents;
and
(iv)

the

Lender

shall

only

be

obliged

to

assign

its

rights

pursuant

to

paragraph
(a)

above
once it is satisfied that it has complied with all necessary “know your customer”

or other
similar checks under all applicable laws and regulations

in relation to that assignment.

(c)

A Lender shall perform

the checks described in

paragraph
(b)
(iv)

above as soon as

reasonably
practicable following delivery of a notice referred to in paragraph
(a)

above and shall notify the
Agent and the Borrowers when it is satisfied that it has

complied with those checks.

7.7

Sale or Total Loss
(a)

On a

Mortgaged Ship's

Disposal Repayment

Date (and

without prejudice

to the

rights of

the
Finance Parties under clause
23.3

(
Sale or other disposal of Ship ) the Borrowers shall prepay
such part of the Loan as is equal to the Loan multiplied

by the Applicable Fraction.

(b)

For the purposes

of this clause,
Applicable Fraction

means, in relation

to a

Ship being sold
or which has become a Total

Loss, a fraction having:
(i)

a numerator equal to the market value of the Ship sold

or lost; and

(ii)

a denominator equal to

the aggregate of the

market value of all

Ships (including the Ship
lost or sold),
in each case as determined

by the Majority Lenders

pursuant to clause
26

(
Minimum security
value
) on or before the relevant Ship’s Disposal

Repayment Date.
(c)

Any cancellation

of part

of the

Available

Facility

pursuant to

this clause
7.7

shall reduce

the
Total

Commitments by the same amount.
7.8

Mandatory prepayment and cancellation following

non-compliance with Sanctions
If any Obligor

is at

any time

not in

compliance with

the provisions

of clause
22.13

(
Sanctions
) or

at
any time when a representation made or repeated

under clause
19.35

(
Sanctions ) is not true, correct
or accurate, then the

Agent may,

and shall if so

directed by any Lender,

by notice to the

Borrowers,
cancel the Total Commitments with immediate effect after the giving of the notice and declare that all or part of

the Loan, together with

interest thereon and all

other amounts accrued or

outstanding under
the Finance Documents, be

payable on such date,

whereupon, with effect

from such date, the

Total
Commitments will be immediately cancelled, the Facility shall immediately cease to be available and
the Loan, interest thereon and all such other accrued or outstanding amounts shall become due and
payable on such date.
7.9

Automatic cancellation
Any part of

the Total Commitments

which has not become

available by the Last

Availability Date shall
be automatically cancelled at close of business in London

on the Last Availability Date.
7.10

Right of cancellation in relation to a Defaulting Lender
(a)

If any Lender becomes a Defaulting Lender,

the Borrowers may,

at any time whilst the Lender
continues to be a Defaulting Lender,

give the Agent 5 Business Days' notice of cancellation of
the Available Commitment of that Lender.
(b)

On such

notice becoming

effective, the

Available Commitment

of the Defaulting

Lender shall
immediately be reduced to zero, the Total

Commitments shall be reduced accordingly and the
Agent shall as soon as practicable after receipt of such notice,

notify all the Lenders.
7.11

Margin reset; mandatory prepayment
(a)

Not later than

120 days prior to

the Margin Reset Date,

the Borrowers and the

Agent (on behalf
of

all

Lenders)

shall

enter

into

discussions

with

a

view

to

agreeing

a

new

rate

for

Margin
(including, if

so agreed,

a continuation

of the

then current

Margin) to

be applied

to the

Loan
from

such

Margin

Reset

Date

and

at

all

times

thereafter

throughout

the

Facility

Period

(the
New Margin ).
(b)

Any New Margin

shall be that

which is agreed in

writing by the Borrowers

and the Agent (acting
on the instructions

of the Lenders)

no later than

30 days before the

Margin Reset Date.

If the
Lenders and the Borrowers

agree to a New Margin

by the end of

such period, then

subject to
the terms of paragraph (d) below,

the New Margin will constitute the Margin and

references in
this Agreement and the other

Finance Documents to “Margin”,

shall henceforth be references
to such New Margin. The New Margin shall take effect

from the Margin Reset Date.
(c)

If the Borrowers

and the Agent

(acting on the instructions

of the Lenders)

do not agree

the New
Margin (or, as the case

may be, a

continuation of the then

current Margin) by the

date specified
in paragraph (b) above (and it is hereby agreed and understood by the Parties that neither the
Agent nor the

Lenders are under any

obligation to agree or

propose a rate

(or, as the case may

be, a continuation of the then current rate) as the New Margin), the Agent shall promptly notify the Lenders

of such

failure

to agree

and

the

Borrowers

shall prepay

the

Loan

in

full on

the
Margin Reset Date, together

with interest thereon,

and any and all

other amounts then due

and
payable

under

this

Agreement

and

the

other

Finance

Documents

together

with

such
prepayment.
(d)

For the avoidance of doubt,

no agreement between the

Lenders and the Borrowers

regarding
a New Margin shall be or become effective under this

clause
7.11
, unless and until:
(i)

the

Parties

have

executed

such

documents

(including

an

agreement

supplemental

to
this Agreement and an addendum

to each Mortgage) documenting such

agreement and
any other documents requested by the Agent in its absolute

discretion; and

(ii)

the Borrowers

have delivered

to the

Agent such

documents

and evidence

of the

type
referred to in
Schedule 3 (
Conditions precedent ) in relation to the documents referred to in paragraph (d)(i) above as requested by the Agent in

its absolute discretion,
in each case in a form and substance satisfactory to the

Agent.
8

Restrictions
8.1

Notices of cancellation and prepayment
Any notice of cancellation or prepayment given by any Party

under clause
7

shall be irrevocable and,
unless a

contrary indication

appears in

this Agreement,

shall specify

the date

or dates

upon which
the

relevant

cancellation

or

prepayment

is

to

be

made

and

the

amount

of

that

cancellation

or
prepayment.

8.2

Interest and other amounts
Any prepayment under

this Agreement

shall be made

together with accrued

interest on the

amount
prepaid and, subject to any Break Costs, without premium

or penalty.

8.3

No reborrowing
The Borrowers may not re-borrow any part of the Facility

which is prepaid or repaid.

8.4

Prepayment in accordance with Agreement
The Borrowers

shall not

repay or

prepay all

or any

part of

the Loan

or cancel

all or

any part

of the
Commitments except at the times and in the manner expressly

provided for in this Agreement.

8.5

No reinstatement of Commitments
No

amount

of

the

Total

Commitments

cancelled

under

this

Agreement

may

be

subsequently
reinstated.

8.6

Agent's receipt of notices
If the Agent receives

a notice under

clause
7

it shall promptly

forward a copy

of that notice to

either
the Borrowers or the affected Lender,

as appropriate.

8.7

Effect of repayment and prepayment on Commitments
If all or part of any Lender's participation in the Loan is repaid or prepaid, an amount of that Lender's
Commitment equal to the amount of the participation which is repaid or prepaid will be deemed to be cancelled on the date of repayment or prepayment.

8.8

Application of cancellations
If the

Total Commitments are partially reduced and/or

the Loan partially

prepaid under this

Agreement
(other than under clause
7.1
(Illegality) , clause
7.5
(Right of cancellation and

prepayment in relation
to

a

single

Lender)
and

clause
7.10

(
Right

of

cancellation

in

relation

to

a

Defaulting

Lender
),

the
Commitments of the Lenders shall be reduced rateably.

8.9

Application of prepayments
(a)

Any

prepayment

required

as

a

result

of

a

cancellation

in

full

of

an

individual

Lender's
Commitment under clause
7.1
(Illegality)

or clause
7.5
(Right of cancellation

and prepayment
in relation to a single

Lender)

shall be applied in

prepaying the relevant Lender's

participation
in the Loan.

(b)

Any other prepayment shall be applied pro rata to each

Lender's participation in the Loan.
8.10

Reduction in hedging exposure on prepayment
Any prepayment under this Agreement shall be made

together with payment to the Hedging Provider
of

any

amount

falling

due

to

the

Hedging

Provider

under

a

Hedging

Contract

as

a

result

of

the
termination or close out of that Hedging Contract or any

Hedging Transaction under it in accordance
with clause
30.3

(
Unwinding of Hedging Contracts ) in relation to that prepayment.
8.11

Removal of Lender from security
Upon

cancellation

and

prepayment

in

full

of

an

individual

Lender's

Commitment

under

clause
7.1
(Illegality)

or clause
7.5
(Right

of cancellation

and

prepayment

in relation

to a

single

Lender),
that
Lender

and

the

other

Parties

must

promptly

take

(and

the

Borrowers

shall

ensure

that

any

other
relevant

Obligor

promptly

takes)

whatever

action

the

Agent

may,

in

its

reasonable

opinion,

deem
necessary or desirable

for the purpose

of removing that

Lender as a

party to and

beneficiary of any
Security Documents granted in favour of (among others)

the Lenders.

Section 5 -

Costs of Utilisation
9

Interest
9.1

Calculation of interest
The rate of

interest on the Loan

(or any relevant part

of it for

which there is

a separate Interest Period)
for each Interest Period relating to it is the percentage

rate per annum which is the aggregate of:
(a)

the applicable Margin; and
(b)

the Reference Rate for the relevant Interest Period.
9.2

Payment of interest
The Borrowers

shall pay

accrued interest

on the

Loan (or

any relevant

part of

it) on

the last

day of
each Interest Period (or the relevant

part of it) and, if an Interest

Period is longer than three Months,
on the dates falling at three Monthly intervals after the

first day of that Interest Period.

9.3

Default interest
(a)

If an

Obligor fails

to pay

any amount

payable by

it under

a Finance

Document

(other than

a
Hedging

Contract)

to

a

Finance

Party

on

its

due

date,

interest

shall

accrue

on

the

overdue
amount from

the due date

up to the

date of actual

payment (both

before and

after judgment)
at a rate which,

subject to paragraph
(c)

below, is

2
per cent (2%) per

annum higher than

the
rate

which

would

have

been

payable

if

the

overdue

amount

had,

during

the

period

of

non-
payment, constituted the Loan for

successive Interest Periods, each

of a duration selected by
the Agent (acting reasonably).

(b)

Any interest

accruing under

this clause
9.3

shall be

immediately payable

by the

Obligors on
demand by the Agent.

(c)

If any

overdue amount

consists of

all or

part of

the Loan

which became

due on

a day

which
was not the last day of an Interest Period relating to the Loan or the relevant part of it:
(i)

the

first

Interest

Period

for

that

overdue

amount

shall

have

a

duration

equal

to

the
unexpired portion of the

current Interest Period

relating to the

Loan or the relevant

part
of it; and
(ii)

the rate of interest applying

to the overdue amount during that

first Interest Period shall
be 2 per

cent per

annum higher

than the rate

which would

have applied

if the overdue
amount had not become due.

(d)

Default interest payable under this clause
9.3

(if unpaid) arising on an overdue amount will

be
compounded

with

the

overdue

amount

at

the

end

of

each

Interest

Period

applicable

to

that
overdue amount but will remain immediately due and payable.

9.4

Notification of rates of interest
(a)

The Agent shall

promptly notify the

Lenders and

the Borrowers of

the determination

of a rate
of interest under this Agreement.

(b)

The Agent

shall promptly

notify the

Borrowers of

each Funding

Rate relating

to the

Loan (or
any relevant part of it).

9.5

Sustainability Margin Adjustment
(a)

Subject to the other provisions of this clause
9.5
, the Borrowers shall deliver to the Agent prior
to 30

June of

each calendar

year,

a Sustainability

Certificate for

the prior

calendar year

(but
starting

from

30

June

2024

for

the

calendar

year

ending

31

December

2023).

Margin

(as
specified

in

paragraph

(a)

of its

definition

in

clause
1.1

(
Definitions
))

for each

calendar

year
during the

Facility

Period (will

be determined

and adjusted

in accordance

with the

terms set
out below and references to ‘Margin’ in this Agreement

shall be construed accordingly.

(b)

Each calendar year, the Margin shall

increase or decrease subject to

achievement by the Fleet
(as defined in Schedule 8)

of the two Key Performance

Indicators (rounded up to two

decimal
places) as provided

in the Sustainability

Certificate for the

prior calendar year

(a
Sustainability
Margin Adjustment
). Each such

adjustment shall

take place

on the date

falling 15

Business
Days after

30 June

of each

relevant

calendar

year

(starting with

15

Business Days

after 30
June 2024) following the delivery of the relevant Sustainability Certificate for the prior calendar
year

(starting

with

the

calendar

year

ending

31

December

2023).The

Sustainability

Margin
Adjustment for a calendar year shall be:

(i)

a 0.05%

decrease of

the Margin

to 2.15%

if both

Key Performance

Indicators are

met
for the prior calendar year;
(ii)

a 0.025%

decrease of

the Margin

to 2.175%

if Key

Performance Indicator

1 is

met for
the prior calendar year but Key Performance Indicator 2 is not met for the prior calendar year;
(iii)

a 0.05% increase of the Margin to 2.25% if neither Key Performance Indicator is met for the prior calendar year.
There

shall

be

no

Sustainability

Margin

Adjustment

for

a

calendar

year

if

Key

Performance
Indicator 2 is met for the prior calendar year

but Key Performance Indicator 1 is not met for the
prior calendar year.
(c)

The Sustainability Margin Adjustment

for any calendar year shall

at no time exceed 0.05%

as
a decrease or 0.05% as an increase from the Margin.
(d)

If the Borrowers fail at any time to furnish a Sustainability Certificate for any calendar year, the
Sustainability

Margin

Adjustment

shall

be

an

increase

of

the

Margin

by

0.05%.

For

the
avoidance of doubt,

the Borrowers may elect

not to furnish

a Sustainability Certificate and

such
election will not constitute a Default or an Event of Default.
(e)

The Borrowers shall

provide the Agent any

additional clarification regarding

the Sustainability
Certificate as the Agent shall from time to time reasonably require
(f)

The

Borrowers

undertake

to

execute

(or

procure

the

execution

of)

any

documentation
supplemental to this Agreement and any other Finance Document as the Agent may in its sole
discretion require for the purposes of adjusting

this clause
9

and/or
Schedule 8 (
Sustainability
Margin

Adjustment
)

consequent

to

an

agreement

with

the

Agent

in

accordance

with

clause
9.5(a)

and/or reflecting an amendment to the rate of Margin.

(g)

Unless elsewhere or otherwise defined in this

Agreement, expressions used in this clause
9.5
shall have the meaning given to them in
Schedule 8 (
Sustainability Margin Adjustment ).

10

Interest Periods
10.1

Selection of Interest Periods
(a)

A Borrower may select

the first Interest Period for

the Loan in the Utilisation

Request and (after
the Loan has been borrowed) may select an Interest Period for the Loan in a Selection Notice.
(b)

Each Selection Notice is irrevocable and

must be delivered to the Agent by

the Borrowers not
later than 11:00 a.

m. four

Business Days before

the last day

of the

then current Interest

Period.
(c)

If the Borrowers fail to

deliver a Selection Notice to

the Agent in accordance with

paragraph
(a)
above, the

relevant

Interest

Period will,

subject to

clause
10.2

(
Interest Periods

overrunning
Repayment Dates ), be three Months.
(d)

Subject to this clause
10
, the Borrowers may

select an Interest

Period of
one Month, three

or
six Months

or any

other period

agreed between

the Borrowers and

the Agent

on the

instructions
of all the Lenders.

(e)

No Interest Period shall extend beyond the Final Repayment

Date.
(f)

The first Interest Period shall start on the Utilisation

Date and each subsequent Interest Period
shall start on the last day of its preceding Interest

Period.
(g)

No Interest Period shall be longer than six Months.
10.2

Interest Periods overrunning Repayment Dates
If the Borrowers select

an Interest Period which

would overrun any later

Repayment Date, the

Loan
shall be divided into parts corresponding to the amounts by

which the Loan is scheduled to be repaid
under clause
6.2
(Scheduled repayment

of Facility)

on each

of the

Repayment Dates

falling during
such

Interest

Period

(each

of

which

shall

have

a

separate

Interest

Period

ending

on

the

relevant
Repayment Date)

and to

the balance

of the

Loan (which

shall have

the Interest

Period selected

by
the Borrowers).
10.3

Non-Business Days
If an Interest Period would

otherwise end on a day which

is not a Business Day,

that Interest Period
will instead

end on

the next

Business Day

in that

calendar month

(if there

is one)

or the

preceding
Business Day (if there is not).

11

Changes to the calculation of interest
11.1

Unavailability of Term

SOFR
(a)

If no Term SOFR is available

for an Interest

Period, the applicable Reference

Rate for the

Loan
(or any relevant part of

it) shall be the

Interpolated Term

SOFR for a period

equal in length to
that Interest Period.
(b)

If

no

Term

SOFR

is

available

for

an

Interest

Period

and

it

is

not

possible

to

calculate

the
Interpolated Term

SOFR, that Interest Period

for the Loan (or

the relevant part of

it) shall (if it
is longer than the applicable Fallback

Interest Period) be shortened to

the applicable Fallback
Interest Period

and the applicable

Reference Rate

for that

shortened Interest

Period shall

be
determined pursuant to the definition of “ Reference Rate ”.

(c)

If an Interest

Period for the

Loan (or the

relevant part

of it) is,

after giving effect

to paragraph
(b) above, either the applicable

Fallback Interest Period or shorter than

the applicable Fallback
Interest Period and, in either case, no Term

SOFR is available for that Interest Period and it is
not possible to calculate the Interpolated Term

SOFR, the applicable Reference Rate shall

be
the Historic Term

SOFR for the Loan (or the relevant part of it).
(d)

If paragraph (c) above applies but no Historic Term SOFR is available for an Interest Period of the Loan

(or the

relevant

part of

it), the

applicable

Reference Rate

shall be

the Interpolated
Historic Term

SOFR for a period equal in length to that Interest Period.
(e)

If paragraph (d) above applies

but it is not possible to

calculate the Interpolated Historic Term
SOFR for the

Loan (or the

relevant part of

it), the relevant

Interest Period shall,

if it has

been
shortened pursuant to paragraph (b) above,

revert to its previous length and there

shall be no
Reference

Rate

for

that

Interest

Period

and

clause
11.3

(
Cost

of

funds
)

shall

apply

for

that
Interest Period.
11.2

Market disruption
If before

close of

business in

London on

the Quotation

Day for

an Interest

Period in

respect of

the
Loan

or

any

relevant

part

of

it,

the

Agent

receives

notifications

from

a

Lender

or

Lenders

(whose
participations

in

the

Loan

exceed

50

per

cent.

of

the

Loan)

that

its

cost

of

funds

relating

to

its
participation in the Loan (or the relevant part

of it) would be in excess of the Market

Disruption Rate,
then clause
11.3

(
Cost of

funds
) shall

apply to

the Loan

(or the

relevant

part of

it) for

the relevant
Interest Period.
11.3

Cost of funds
(a)

If

this

clause
11.3

applies,

the

rate

of

interest

on

each

Lender's

share

of

the

Loan

or

any
relevant part of it for the

relevant Interest Period shall be the percentage rate per

annum which
is the sum of:
(i)

the applicable Margin; and
(ii)

the rate

notified to

the Agent

by that

Lender

as soon

as practicable

and in

any event
within ten Business Days of the first day of that Interest Period (or, if earlier, on the date falling ten Business Days

before the date on which

interest is due to

be paid in respect
of that Interest

Period), to be

that which expresses

as a percentage

rate per annum

its
cost of funds relating to its participation in the Loan (or

the relevant part of it).
(b)

If

this

clause
11.3

applies

and

the

Agent

or

the

Borrowers

so

require,

the

Agent

and

the
Borrowers shall enter into negotiations (for a period of not more than thirty days) with a view to
agreeing a substitute basis for determining the rate of

interest.
(c)

Subject

to

clause
47.4

(
Changes

to

Reference

Rates
),

any

substitute

or

alternative

basis
agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the
Borrowers, be binding on all Parties.
(d)

If this clause
11.3

applies pursuant to clause
11.2

(
Market disruption ) and:
(i)

a Lender's Funding Rate is less than the Market Disruption

Rate; or
(ii)

a Lender does not notify a rate by the time specified in

paragraph (a)(ii) above,
that Lender's

cost of

funds

relating to

its participation

in that

Loan for

that

Interest

Period shall

be
deemed, for the purposes of paragraph (a) above, to be

the Market Disruption Rate.

11.4

Notification to Borrowers

If clause
11.3

(
Cost of funds
) applies, the Agent shall, as

soon as is practicable, notify the

Borrowers.
11.5

Break Costs
(a)

The Borrowers

shall, within

three Business

Days of

demand by

a Finance

Party,

pay to

that
Finance Party its Break Costs

attributable to all or any part

of the Loan or any relevant

part of
it or

Unpaid Sum being

paid by the

Borrowers on a

day prior to

the last day

of an Interest

Period
for the Loan or that relevant part of it or Unpaid Sum.

(b)

Each Lender shall, as soon as

reasonably practicable after a demand by

the Agent, provide a
certificate confirming the amount of its

Break Costs for any Interest Period

in respect of which
they become, or may become, payable.

12

Fees
12.1

Upfront fee
The Borrowers shall

pay to the Agent

(for further distribution

to the Arranger

and/or the Lenders)

an
up-front fee in the amount and at the times agreed in

a Fee Letter.
12.2

Commitment commission
(a)

The Borrowers

shall pay

to the

Agent (for

the account

of each

Lender) a

fee in

dollars computed
at the

rate

of 0.4

per cent.

per annum

on that

Lender’s

undrawn

and

uncancelled

Available
Commitment calculated on a daily basis from 24 May 2023 (the start date ).
(b)

The Borrowers

shall pay

the accrued

commitment

fee referred

to in

paragraph (a)

above on
the day falling

three Months

after the start

date, on the

last day of

each successive

period of
three Months thereafter,

on the Last Availability Date and,

if cancelled in full, on the cancelled
amount of the relevant

Lender’s Available Commitment at the

time the cancellation is effective.
(c)

No

commitment

fee

is

payable

to

the

Agent

(for

the

account

of

a

Lender)

on

any

Available
Commitment of that Lender for any day on which the Lender

is a Defaulting Lender.
12.3

Agency fee
The Borrowers

shall pay

to the Agent

(for its

own account)

an agency

fee in the

amount and

at the
times agreed in a Fee Letter.
13

Tax gross-up and indemnities
13.1

Definitions
(a)

In this Agreement:
Protected Party

means a

Finance Party

or,

in relation

to clause
15.4
(Indemnity concerning
security)

and clause
15.7

(Interest)

insofar as

it relates

to interest

on any

amount demanded
by that Indemnified

Person under clause
15.4

(Indemnity concerning security)
, any Indemnified
Person, which is

or will be

subject to any

liability,

or required to

make any payment,

for or on
account of

Tax in relation to a

sum received or

receivable (or any

sum deemed for

the purposes
of Tax

to be received or receivable) under a Finance Document.

Tax Credit

means a credit against, relief or remission for,

or repayment of any Tax.
Tax

Deduction

means a

deduction or

withholding

for or

on account

of Tax

from a

payment
under a Finance Document (other than a Hedging Contract)

other than a FATCA

Deduction.

Tax Payment

means either the increase in a payment made by an Obligor

to a Finance Party
under clause
13.2
(Tax

gross-up)

or a payment under clause
13.3
(Tax

indemnity)
.
(b)

Unless

a

contrary

indication

appears,

in

this

clause
13

a

reference

to

“
determines
”

or
“ determined
” means a

determination made in the

absolute discretion of

the person making the
determination.

13.2

Tax gross-up
(a)

Each Obligor shall

make all payments

to be made

by it under any

Finance Document without
any Tax

Deduction, unless a Tax

Deduction is required by law.

(b)

The Borrowers shall,

promptly upon any

of them becoming

aware that an

Obligor must make
a Tax Deduction (or that there is any change in the

rate or the basis of a

Tax Deduction), notify
the

Agent

accordingly.

Similarly,

a

Lender

shall

notify

the

Agent

on

becoming

so

aware

in
respect of

a payment

payable to

that Lender.

If the

Agent receives

such notification

from a
Lender it shall notify the Borrowers and that Obligor.

(c)

If a

Tax

Deduction is

required by

law to

be made

by an

Obligor,

the amount

of the

payment
due from that

Obligor under

the relevant Finance

Document shall

be increased to

an amount
which (after making any Tax

Deduction) leaves an amount

equal to the payment

which would
have been due if no Tax

Deduction had been required.

(d)

If an Obligor is required to make a

Tax

Deduction, that Obligor shall make that

Tax

Deduction
and any payment

required in

connection with

that Tax

Deduction within the

time allowed

and
in the minimum amount required by law.

(e)

Within 30 days

of making either

a Tax

Deduction or any

payment required in

connection with
that Tax

Deduction, the

Obligor making

that Tax

Deduction shall

deliver to

the Agent

for the
Finance Party

entitled to the

payment evidence

reasonably satisfactory

to that

Finance Party
that the Tax Deduction

has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(f)

This clause
13.2

shall not apply in

respect of any payments

under any Hedging Contract

where
the gross-up provisions of the Hedging Master Agreement

itself apply.
13.3

Tax indemnity
(a)

Each Obligor who is a Party shall (within three Business Days of demand by the Agent) pay to
a

Protected

Party

an

amount

equal

to

the

loss,

liability

or

cost

which

that

Protected

Party
determines will be or has

been (directly or indirectly)

suffered for or on

account of Tax

by that
Protected Party in respect of a Finance Document.

(b)

Paragraph
(a)

above shall not apply:
(i)

with respect to any Tax

assessed on a Finance Party:
(A)

under the law

of the jurisdiction

in which that

Finance Party

is incorporated

or,

if
different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)

under

the

law

of

the

jurisdiction

in

which

that

Finance

Party's

Facility

Office

is
located in respect of amounts received or receivable in that jurisdiction, if

that

Tax

is

imposed

on

or

calculated

by

reference

to

the

net

income

received

or
receivable (but not any

sum deemed to be

received or receivable) by

that Finance Party;
or
(ii)

to the extent a loss, liability or cost:
(A)

is compensated

for by

an increased

payment under

clause
13.2

(
Tax

gross-up
);
or
(B)

relates

to

a

FATCA

Deduction

required

to

be

made

by

a

Party

or

any

Obligor
which is not a Party.

(c)

A

Protected

Party

making,

or

intending

to

make

a

claim

under

paragraph
(a)

above

shall
promptly notify the Agent of

the event which will give, or

has given, rise to the claim, following
which the Agent shall notify the Borrowers.

(d)

A Protected Party shall, on receiving

a payment from an Obligor under

this clause
13.3
, notify
the Agent.
13.4

Tax Credit
If an Obligor makes a Tax

Payment and the relevant Finance Party determines that:
(a)

a Tax Credit is attributable (A) to an increased payment of which that Tax

Payment forms part,
(B) to that Tax

Payment or (C) to a Tax

Deduction in consequence of which that Tax

Payment
was required; and
(b)

that Finance Party has obtained and utilised that Tax

Credit,
the Finance Party shall pay an amount to the Obligor

which that Finance Party determines will leave
it (after that payment)

in the same after-Tax

position as it would

have been in

had the Tax

Payment
not been required to be made by the Obligor.
13.5

Indemnities on after Tax

basis
(a)

If and to

the extent that

any sum payable

to any Protected

Party by the

Borrowers under any
Finance Document by way of indemnity

or reimbursement proves to be insufficient,

by reason
of any Tax suffered

thereon, for that Protected Party to discharge the corresponding liability to a third party,

or to reimburse that

Protected Party for the

cost incurred by it

in discharging the
corresponding

liability

to

a

third

party,

the

Borrowers

shall

pay

that

Protected

Party

such
additional sum as (after

taking into account

any Tax

suffered by that

Protected Party on

such
additional sum) shall be required to make up the relevant

deficit.

(b)

If and

to the

extent that

any sum

(the
Indemnity Sum
) constituting

(directly

or indirectly)

an
indemnity

to

any

Protected

Party

but

paid

by

the

Borrowers

to

any

person

other

than

that
Protected Party, shall be treated as taxable in the hands of the Protected Party, the Borrowers shall

pay

to

that

Protected

Party

such

sum

(the
Compensating

Sum
)

as

(after

taking

into
account any Tax

suffered by that Protected

Party on the Compensating Sum)

shall reimburse
that Protected Party for any Tax

suffered by it in respect of the Indemnity Sum.

(c)

For the purposes of paragraphs
(a)

and
(b)

above, a sum shall be deemed to be taxable in the
hands of a

Protected Party if

it falls to

be taken into

account in computing

the profits or

gains

of that Protected Party for

the purposes of Tax and, if so, that Protected Party shall be deemed
to have suffered Tax on the relevant sum at the rate of Tax applicable to that Protected Party's profits or

gains for

the period

in which

the payment

of the

relevant sum

falls to

be taken

into
account for the purposes of such Tax.

13.6

Stamp taxes
The Borrowers shall pay and,

within three Business Days

of demand, indemnify each Finance

Party
against any

cost, loss

or liability

that Finance

Party incurs

in relation

to all

stamp duty,

registration
and other similar Taxes

payable in respect of any Finance Document.

13.7

Value added tax
(a)

All amounts expressed in

a Finance Document to

be payable by any

party to a Finance

Party
which (in

whole or

in part)

constitute the

consideration

for any

supply for

VAT

purposes

are
deemed

to

be

exclusive

of

any

VAT

which

is

chargeable

on

that

supply,

and

accordingly,
subject to paragraph
(b)

below,

if VAT

is or becomes chargeable

on any supply

made by any
Finance Party to any party

under a Finance Document,

and such Finance Party

is required to
account to the relevant tax authority for the VAT,

that party must pay to such Finance Party (in
addition to and at the

same time as paying any other

consideration for such supply) an amount
equal to the amount of

the VAT

(and such Finance Party must promptly

provide an appropriate
VAT

invoice to that party).

(b)

If VAT

is or becomes chargeable

on any supply made by

any Finance Party (the
Supplier ) to
any

other

Finance

Party

(the
Recipient
)

under

a

Finance

Document,

and

any

party

to

a
Finance Document

other than

the Recipient

(the
Subject

Party
) is

required

by the

terms

of
any

Finance

Document

to

pay

an

amount

equal

to

the

consideration

for

that

supply

to

the
Supplier (rather than being

required to reimburse or indemnify

the Recipient in respect

of that
consideration):
(i)

(where the Supplier is the

person required to account to

the relevant tax authority for the
VAT)

the Subject

Party must

also pay to

the Supplier

(at the same

time as

paying that
amount)

an

additional

amount

equal

to

the

amount

of

the

VAT.

The

Recipient

must
(where this paragraph
(i)

applies) promptly pay to the Subject Party an amount equal

to
any credit or repayment the Recipient receives from the relevant tax authority which the
Recipient reasonably determines relates to the VAT

chargeable on that supply; and
(ii)

(where the

Recipient is

the person

required to

account to

the relevant

tax authority

for
the VAT)

the Subject Party must promptly,

following demand from the Recipient,

pay to
the

Recipient

an

amount

equal

to

the

VAT

chargeable

on

that

supply

but

only

to

the
extent

that

the

Recipient

reasonably

determines

that

it

is

not

entitled

to

credit

or
repayment from the relevant tax authority in respect of

that VAT.

(c)

Where a Finance Document requires any party to it to reimburse or indemnify a Finance Party for any

cost

or expense,

that

party

shall reimburse

or indemnify

(as

the case

may be)

such
Finance

Party

for

the

full

amount

of

such

cost

or

expense,

including

such

part

thereof

as
represents

VAT

save

to

the

extent

that

such

Finance

Party reasonably

determines

that

it is
entitled to credit or repayment in respect of such VAT

from the relevant tax authority.

(d)

Any reference in this clause
13.7

to any party shall, at

any time when such

party is treated as
a member

of

a group

for

VAT

purposes,

include

(where

appropriate

and

unless

the context
otherwise requires) a reference to

the representative member of

such group at such time

(the
term “representative member” to

have the

same meaning as

in the Value Added

Tax Act 1994).

(e)

In relation to any

supply made by

a Finance Party

to any party

under a Finance

Document, if
reasonably requested

by such Finance

Party,

that party

must promptly

provide such

Finance
Party with details

of that party's

VAT

registration and such

other information

as is reasonably
requested in

connection with

such Finance

Party's VAT

reporting requirements

in relation

to
such supply.

13.8

FATCA

information
(a)

Subject to

paragraph
(c)

below,

each

Party shall,

within

ten Business

Days of

a reasonable
request by another Party:
(i)

confirm to that other Party whether it is:
(A)

a FATCA

Exempt Party; or
(B)

not a FATCA

Exempt Party;
(ii)

supply to

that other

Party such

forms, documentation

and other

information relating

to
its status under FATCA

as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA;

and
(iii)

supply to

that other

Party such

forms, documentation

and other

information relating

to
its status as

that other Party

reasonably requests for

the purposes of

that other Party's
compliance with any other law,

regulation, or exchange of information regime.

(b)

If

a

Party

confirms

to

another

Party

pursuant

to

paragraph
(a)
(i)

above

that

it

is

a

FATCA
Exempt Party and it subsequently

becomes aware that it is

not or has ceased to

be a FATCA
Exempt Party, that

Party shall notify that other Party reasonably promptly.

(c)

Paragraph
(a)

above shall not

oblige any Finance

Party to do

anything, and paragraph
(a)
(iii)
above shall not

oblige any

other Party to

do anything,

which would or

might in its

reasonable
opinion constitute a breach of:
(i)

any law or regulation;
(ii)

any fiduciary duty; or
(iii)

any duty of confidentiality.

(d)

If

a

Party

fails

to

confirm

whether

or

not

it

is

a

FATCA

Exempt

Party

or

to

supply

forms,
documentation

or other

information

requested

in

accordance

with

paragraphs
(a)
(i)

or
(a)
(ii)
above (including,

for the

avoidance of

doubt, where

paragraph
(c)

above applies),

then such
Party shall be treated for the purposes of the Finance Documents (and payments under them)
as

if

it

is

not

a

FATCA

Exempt

Party

until

such

time

as

the

Party

in

question

provides

the
requested confirmation, forms, documentation or other information.

13.9

FATCA

Deduction
(a)

Each

Party

may

make

any

FATCA

Deduction

it

is

required

to

make

by

FATCA,

and

any
payment required in connection with that FATCA

Deduction, and no Party shall be required

to
increase

any

payment

in

respect

of

which

it

makes

such

a

FATCA

Deduction

or

otherwise
compensate the recipient of the payment for that FATCA

Deduction.

(b)

Each Party

shall promptly,

upon becoming

aware that

it must

make a

FATCA

Deduction (or
that there is any change in the rate or the basis of such

FATCA

Deduction), notify the Party to

whom it is making

the payment and,

in addition, shall notify

the Borrowers and the

Agent and
the Agent shall notify the other Finance Parties.

14

Increased Costs
14.1

Increased costs
(a)

Subject

to

clause
14.3
(Exceptions)
,

the

Borrowers

shall,

within

three

Business

Days

of

a
demand by

the

Agent, pay

for the

account

of a

Finance

Party the

amount of

any

Increased
Cost incurred by that Finance Party or any of its Affiliates which:
(i)

arises

as

a

result

of

(i)

the

introduction

of

or

any

change

in

(or

in

the

interpretation,
administration or

application of)

any law

or regulation

or (ii)

compliance with

any law

or
regulation made after the date of this Agreement; and/or
(ii)

is a Basel III Increased Cost; and/or
(iii)

is a Reformed Basel III Increased Cost.
(b)

In this Agreement
Increased Costs

means:
(i)

a reduction in the rate

of return from the

Facility or on a

Finance Party's (or its

Affiliate's)
overall capital;
(ii)

an additional or increased cost; or
(iii)

a reduction of any amount due and payable under any

Finance Document,
which is

incurred or

suffered

by a

Finance Party

or any

of its

Affiliates to

the extent

that it

is
attributable to that Finance Party having entered into its Commitment or funding or performing
its obligations under any Finance Document.

14.2

Increased cost claims
(a)

A

Finance

Party

intending

to

make

a

claim

pursuant

to

clause
14.1

(Increased

costs)

shall
notify the Agent

of the event giving

rise to the

claim, following which

the Agent shall

promptly
notify the Borrowers.

(b)

Each

Finance

Party

shall,

as

soon

as

practicable

after

a

demand

by

the

Agent,

provide

a
certificate confirming the amount of its Increased Costs.

14.3

Exceptions
(a)

Clause
14.1
(Increased costs)

does not apply to the extent any Increased Cost is:
(i)

attributable to a Tax

Deduction required by law to be made by an Obligor;
(ii)

attributable to a FATCA

Deduction required to be made by a Party;
(iii)

compensated for by clause
13.3
(Tax

indemnity)

(or would have been compensated

for
under clause
13.3
(Tax indemnity)

but was not so compensated solely because any of
the exclusions in paragraph
(b)

of clause
13.3
(Tax

indemnity)
applied); or

(iv)

attributable to the

wilful breach by

the relevant Finance

Party or its Affiliates

of any law
or regulation.
(b)

In paragraph
(a)

above, a

reference to

a Tax

Deduction has

the same

meaning given

to the
term in clause
13.1
(Definitions)
.

15

Other indemnities
15.1

Currency indemnity
(a)

If any sum

due from an Obligor

under the Finance Documents

(a
Sum
), or any

order, judgment
or award given or made in relation to

a Sum, has to be converted from the

currency (the
First
Currency
) in which that Sum is payable into another currency

(the
Second Currency ) for the
purpose of:
(i)

making or filing a claim or proof against that Obligor; and/or
(ii)

obtaining

or

enforcing

an

order,

judgment

or

award

in

relation

to

any

litigation

or
arbitration proceedings,
that Obligor

shall, as

an independent

obligation, within

three Business

Days of

demand by

a
Finance

Party,

indemnify

each

Finance

Party to

whom

that

Sum

is due

against

any Losses
arising out of or as a result of the conversion including any discrepancy between (i)

the rate of
exchange used to convert

that Sum from the First

Currency into the Second

Currency and (ii)
the rate or rates of exchange available to that person at

the time of its receipt of that Sum.

(b)

Each

Obligor

waives

any

right

it

may

have

in

any

jurisdiction

to

pay

any

amount

under

the
Finance Documents

in a

currency or

currency unit

other than

that in

which it

is expressed

to
be payable.

15.2

Other indemnities
The Borrowers

shall (or

shall procure that

another Obligor will),

within three Business

Days of

demand
by a

Finance Party, indemnify each

Finance Party against

any and

all Losses incurred

by that

Finance
Party as a result of:
(a)

the occurrence of any Event of Default;
(b)

a failure

by

an Obligor

to

pay any

amount

due

under

a Finance

Document

on

its

due

date,
including without limitation, any and all Losses arising as a result of clause
40
(Sharing among
the Finance Parties) ;
(c)

funding, or

making arrangements

to fund,

its participation

in the

Utilisation

requested

by the
Borrowers in

the Utilisation

Request but

not made

by reason

of the

operation of

any one

or
more of the provisions of this Agreement (other than

by reason of default or negligence by that
Finance Party alone); or
(d)

the Loan

(or

part of

the Loan)

not being

prepaid in

accordance with

a notice

of

prepayment
given by the Borrowers.

15.3

Indemnity to the Agent and the Security Agent
The Borrowers shall promptly indemnify the Agent and the Security

Agent against:
(a)

any and

all Losses

(together with

any applicable

VAT)

incurred by

the Agent

or the

Security
Agent (acting reasonably) as a result of:
(i)

investigating any event which it reasonably believes is

a Default;
(ii)

acting or

relying on

any notice,

request or

instruction which

it reasonably

believes to
be genuine, correct and appropriately authorised;
(iii)

instructing lawyers, accountants, tax

advisers, insurance consultants,

ship managers,
valuers,

surveyors

or

other

professional

advisers

or

experts

as

permitted

under

the
Finance Documents; or
(iv)

any

action

taken

by

the

Agent

or

the

Security

Agent

or

any

of

its

or

their
representatives, agents or contractors in connection with

any powers conferred by any
Security

Document

to

remedy

any

breach

of

any

Obligor's

obligations

under

the
Finance Documents, and
(b)

any

and

all

Losses

(including,

without

limitation,

in

respect

of

liability

for

negligence

or

any
other category of liability

whatsoever) (together with any applicable

VAT)

incurred by the Agent
or the

Security Agent

(otherwise than

by reason

of the

Agent's
or the

Security Agent's

gross
negligence or wilful misconduct) (or,

in the case of any cost, loss or liability pursuant to clause
41.10
(Disruption to payment systems etc.)

notwithstanding the Agent's or

the Security Agent's
negligence, gross negligence or

any other category

of liability whatsoever but

not including any
claim

based

on

the

fraud

of

the

Agent)

in

acting

as

Agent

or

the

Security

Agent

under

the
Finance Documents.

15.4

Indemnity concerning security
(a)

The

Borrowers

shall

(or

shall

procure

that

another

Obligor

will)

promptly

indemnify

each
Indemnified Person against any and all Losses (together with any applicable VAT)

incurred by
it as a result of:
(i)

any failure by

the Borrowers

to comply with

its obligations

under clause
17

(Costs and
expenses) or any similar provision in any other Finance Document;
(ii)

acting or relying on any notice, request

or instruction which it reasonably believes

to be
genuine, correct and appropriately authorised;
(iii)

the taking, holding, protection or enforcement of the Transaction

Security;
(iv)

the exercise

or purported

exercise of

any of

the rights,

powers, discretions,

authorities
and

remedies

vested

in

the

Security

Agent

and/or

any

other

Finance

Party

in

whose
favour any Security Document has been granted and each Receiver and each Delegate by the

Finance

Documents

or by

law (otherwise,

in each

case,

than

by reason

of the
relevant Security

Agent's and/or

other Finance

Party’s, Receiver's

or Delegate's

gross
negligence or wilful misconduct);
(v)

any default by any Obligor in the performance

of any of the obligations expressed to be
assumed by it in the Finance Documents;

(vi)

any claim (whether

relating to the

environment or

otherwise) made or

asserted against
the

Indemnified

Person

which

would

not

have

arisen

but

for

the

execution

or
enforcement of one

or more Finance

Documents (unless

and to the

extent it is

caused
by the gross negligence or wilful misconduct of that Indemnified

Person);

(vii)

instructing

lawyers,

accountants,

tax

advisers,

insurance

consultants,

ship

managers,
valuers,

surveyors

or

other

professional

advisers

or

experts

as

permitted

under

the
Finance Documents; or
(viii)

(in the case of

the Security Agent and/or any other

Finance Party, any Receiver and any
Delegate) acting as Security

Agent and/or as holder of

any of the Transaction

Security,
Receiver or

Delegate under

the Finance

Documents or

which otherwise

relates to

the
Charged

Property

(otherwise,

in

each

case,

than

by

reason

of

the

relevant

Security
Agent's and/or other Finance

Party’s, Receiver's or Delegate's

gross negligence or wilful
misconduct).

(b)

The Security Agent

may, in priority to any

payment to the

other Finance Parties,

indemnify itself
out of the Charged

Property in respect of, and

pay and retain, all sums

necessary to give effect
to the indemnity

in this clause
15.4

and shall have

a lien on

the Transaction

Security and the
proceeds of the enforcement of the Transaction

Security for all moneys payable to it.

15.5

Continuation of indemnities
The indemnities by the Borrowers

in favour of any Indemnified Persons

contained in this Agreement
shall

continue

in

full

force

and

effect

notwithstanding

any

breach

by

any

Finance

Party

or

the
Borrowers of the terms

of this Agreement, the repayment

or prepayment of the Loan,

the cancellation
of the

Total Commitments or the

repudiation by

any Finance

Party or

the Borrowers of

this Agreement.

15.6

Third Parties Act
(a)

Each Indemnified Person may rely on

the terms of clause
15.4
(Indemnity concerning security)
and

clauses
13
(Tax

gross-up

and

indemnities)

and
15.7
(Interest)

insofar

as

it

relates

to
interest

on,

or

the

calculation

of,

any

amount

demanded

by

that

Indemnified

Person

under
clause
15.4
(Indemnity concerning security)
, subject to

clause
1.4
(Third party rights) and the
provisions of the Third Parties Act.

(b)

Where an Indemnified Person (other

than a Finance Party) (the
Relevant Beneficiary ) who is:
(i)

appointed by a Finance Party under the Finance Documents;
(ii)

an Affiliate of any such person or that Finance Party;

or
(iii)

an

officer,

director,

employee,

adviser,

representative

or

agent

of

any

of

the

above
persons or that Finance Party,
is entitled to receive any amount (a Third Party Claim ) under any of the provisions referred to in paragraph
(a)

above:
(A)

the Borrowers shall at

the same time as

the relevant Third Party

Claim is due to
the Relevant

Beneficiary

pay to

that Finance

Party a

sum in

the amount

of that
Third Party Claim;
(B)

payment of

such sum

to that

Finance Party

shall, to

the extent

of that

payment,
satisfy the

corresponding obligations of

the Borrowers to

pay the

Third Party

Claim
to the Relevant Beneficiary; and

(C)

if the Borrowers pay

the Third Party Claim

direct to the Relevant

Beneficiary, such
payment shall, to

the extent of that

payment, satisfy the corresponding obligations
of the Borrowers to that Finance Party under sub-paragraph
(A)

above.

15.7

Interest
Moneys becoming due by the Borrowers to any Indemnified Person under the indemnities contained
in this clause
15
(Other indemnities)
or elsewhere in this Agreement

shall be paid on demand

made
by such Indemnified Person

and shall be paid

together with interest on

the sum demanded from

the
date of demand therefor to

the date of reimbursement

by the Borrowers to such

Indemnified Person
(both before and after judgment) at the rate referred to in clause
9.3
(Default interest)
.

15.8

Exclusion of liability
Without prejudice

to any

other provision

of the

Finance Documents

excluding or

limiting the

liability
of

any

Indemnified

Person,

no

Indemnified

Person

will

be

in

any

way

liable

or

responsible

to

any
Obligor (whether as mortgagee in possession

or otherwise) who is a Party

or is a party to a Finance
Document to which this

clause applies for any

loss or liability arising

from any act, default,

omission
or misconduct

of that Indemnified

Person, except

to the extent

caused by

its own

gross negligence
or wilful

misconduct.

Any Indemnified Person

may rely on

this clause
15.8

subject to clause
1.4

(Third
party rights)

and the provisions of the Third Parties Act.

16

Mitigation by the Lenders
16.1

Mitigation
(a)

Each

Finance

Party

shall,

in

consultation

with

the

Borrowers,

take

all

reasonable

steps

to
mitigate any

circumstances

which arise

and

which

would result

in the

Facility

ceasing

to

be
available or any amount becoming payable under or pursuant

to, or cancelled pursuant to, any
of

clause
7.1
(Illegality)
,

clause
13
(Tax

gross-up

and

indemnities)

or

clause
14
(Increased
costs)

including (but not

limited to) assigning

its rights under

the Finance Documents

to another
Affiliate or Facility Office.

(b)

Paragraph
(a)

above does not in

any way limit the

obligations of any Obligor

under the Finance
Documents.

16.2

Limitation of liability
(a)

The Borrowers

shall promptly indemnify

each Finance

Party for

all costs

and expenses incurred
by that Finance Party as a result of steps taken by it under clause
16.1
(Mitigation)
.

(b)

A Finance Party is not

obliged to take any steps under

clause
16.1
(Mitigation)

if, in the opinion
of that Finance Party (acting reasonably), to do so might be prejudicial to it.

17

Costs and expenses
17.1

Transaction expenses
The Borrowers shall,

promptly on demand,

pay the Agent,

the Security Agent

and the Arranger,

the
Sustainability Co-ordinator,

the Hedging Provider, the amount of all documented costs and expenses
(including but not

limited to fees,

costs and expenses

of lawyers, accountants,

tax advisers, insurance
consultants, ship

managers, valuers,

surveyors or

other professional advisers

or experts

as well as
costs

related

to

operating

a

secure

website

for

communicating

with

Lenders)

(together

with

any
applicable VAT)

reasonably incurred by

any of them (and,

in the case

of the Security

Agent, by any

Receiver or

Delegate) in

connection with the

negotiation, preparation, printing,

execution, syndication,
registration and perfection and any release, discharge

or reassignment of:
(a)

this Agreement,

the Hedging

Master Agreement

and any

other documents

referred to

in this
Agreement and the Security Documents;
(b)

any

other

Finance

Documents

executed

or

proposed

to

be

executed

after

the

date

of

this
Agreement

including any

executed to

provide

additional

security

under

clause
26
(Minimum
security value)

or executed pursuant to

clause
9.5

(
Sustainability Margin Adjustment ) or clause
47.4

(
Changes to Reference Rates );or
(c)

any Security Interest expressed or intended to be granted by a Finance Document.

17.2

Amendment costs
If:
(a)

an Obligor requests an amendment, waiver or consent;

or
(b)

an amendment or waiver

is required pursuant to

clause
9.5

(
Sustainability Margin Adjustment ),
clause
41.9

(
Change of currency ) or clause
47.4

(
Changes to Reference Rates ),
the Borrowers

shall, within

three

Business Days

of

demand,

reimburse

each of

the Agent

and the
Security

Agent

for

the

amount

of

all documented

costs

and

expenses

(including

but

not

limited

to
fees,

costs

and

expenses

of

lawyers,

accountants,

tax

advisers,

insurance

consultants,

ship
managers, valuers,

surveyors

or other

professional

advisers

or experts

as well

as costs

related to
operating

a

secure

website

for

communicating

with

Lenders)

(together

with

any

applicable

VAT)
reasonably incurred

by the

Agent and

the Security

Agent (and

in the case

of the

Security Agent

by
any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

17.3

Agent’s and Security Agent’s

management time and additional remuneration
(a)

Any amount

payable to

the Agent

or the

Security Agent

under clause
15.3
(Indemnity to

the
Agent and the Security Agent) , clause
15.4
(Indemnity concerning security), clause
17
(Costs
and expenses)

or clause
35.15
(Lenders’ indemnity to the

Agent and others)
shall include the
cost of utilising the Agent’s

or (as the case may be) the

Security Agent’s management time

or
other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Agent or

(as the case may

be) the Security

Agent may notify

to the Borrowers and

the other
Finance Parties, and is in addition to any

other fee paid or payable to the Agent

or the Security
Agent.
(b)

Any

cost

of

utilising

the

Agent’s

management

time

or

other

resources

shall

include,

without
limitation,

any

such

costs

in

connection

with

clause
47.8

(
Disenfranchisement

of

Guarantor
Affiliates ).
(c)

Without prejudice to paragraph
(a)

above, in the event of:
(i)

a Default;
(ii)

the

Agent

or

the

Security

Agent

being

requested

by

an

Obligor

or

the

other

Finance
Parties to undertake duties which the Agent or (as the case

may be) the Security Agent
and

the

Borrowers

agree

to

be

of

an

exceptional

nature

or

outside

the

scope

of

the
normal duties of

the Agent or

(as the case

may be) the

Security Agent under the

Finance
Documents; or

(iii)

the Agent or

(as the case

may be) the

Security Agent and

the Borrowers agreeing

that
it is otherwise appropriate in the circumstances,
the Borrowers shall pay to the

Agent or (as the case may

be) the Security Agent any additional
remuneration

that

may

be

agreed

between

them

or

determined

pursuant

to

paragraph
(d)
below.
(d)

If the Agent

or (as the

case may be)

the Security Agent

and the Borrowers

fail to agree

upon
the nature of the

duties, or upon the

additional remuneration referred to in paragraph
(b)

above
or whether

additional remuneration

is appropriate

in the

circumstances,

any dispute

shall be
determined by

an investment

bank (acting

as an

expert and

not as

an arbitrator)

selected by
the Agent or

(as the case may

be) the Security

Agent and approved by

the Borrowers or, failing
approval,

nominated

(on

the

application

of

the

Agent

or

(as

the

case

may

be)

the

Security
Agent) by the President for the time being of the Law Society of England and Wales (the costs of

the

nomination

and

of

the

investment

bank

being

payable

by

the

Borrowers)

and

the
determination of any investment bank shall be final and binding upon the Parties.
17.4

Enforcement, preservation and other costs
The Borrowers

shall, on

demand by

a Finance

Party,

pay to

each Finance

Party the

amount of

all
documented costs

and expenses

(including but

not limited

to fees,

costs and

expenses of

lawyers,
accountants,

tax

advisers,

insurance

consultants,

ship

managers,

valuers,

surveyors

or

other
professional

advisers

or

experts

as

well

as

costs

related

to

operating

a

secure

website

for
communicating with

Lenders)

(together with

any applicable

VAT)

incurred by

that Finance

Party in
connection with:
(a)

the enforcement

of, or

the preservation

of any

rights under,

any Finance

Document and

the
Transaction Security

and any proceedings

instituted by or against

any Indemnified Person

as
a consequence of taking or holding the Security Documents

or enforcing those rights;
(b)

subject

to

clause
26.4

(
Expenses

of

valuation
),

any

valuation

carried

out

under

clause
26
(Minimum security value) ; or
(c)

any

inspection

carried

out

under

clause
24.9
(Inspection

and

notice

of

dry-docking)

or

any
survey carried out under clause
24.17
(Survey report) .

Section 6 -

Guarantee
18

Guarantee and indemnity
18.1

Guarantee and indemnity
The Guarantor irrevocably and unconditionally:
(a)

guarantees to

the Security

Agent (as

trustee for

the Finance

Parties)

and the

other

Finance
Parties punctual performance by each other Obligor of all such Obligor's obligations under the
Finance Documents;
(b)

undertakes with the Security

Agent (as trustee for the

Finance Parties) and the

other Finance
Parties

that

whenever

another

Obligor

does

not

pay

any

amount

when

due

under

or

in
connection with any Finance Document, it shall

immediately on demand pay that amount as if
it was the principal obligor; and
(c)

agrees

with

the

Security

Agent

(as

trustee

for

the

Finance

Parties)

and

the

other

Finance
Parties that if any obligation guaranteed by

it is or becomes unenforceable, invalid or

illegal, it
will, as

an

independent

and

primary

obligation

indemnify

that

Finance

Party

immediately

on
demand against any cost, loss or liability it incurs as a result of another Obligor not paying any amount which

would, but

for such

unenforceability,

invalidity or

illegality,

have been

payable
by such Obligor under any

Finance Document on the

date when it would have

been due. The
amount

payable

by

the

Guarantor

under

this

indemnity

will not

exceed

the

amount

it

would
have had

to pay

under

this clause
18.1

if the

amount

claimed had

been recoverable

on the
basis of a guarantee.

18.2

Continuing guarantee
This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by
any Obligor under

the Finance Documents,

regardless of any

intermediate payment

or discharge in
whole or in part.

18.3

Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any
security for those obligations

or otherwise) is

made by a Finance

Party in whole

or in part

on the basis
of

any

payment,

security

or

other

disposition

which

is

avoided

or

must

be

restored

in

insolvency,
liquidation, administration or otherwise, without limitation,

then the liability of the

Guarantor under this
clause
18

will continue or be reinstated as

if the discharge, release or arrangement had

not occurred.

18.4

Waiver of defences
The obligations of the Guarantor under this clause
18

will not be affected by an act, omission, matter
or thing (whether or not known to

it or any Finance Party) which,

but for this clause
18
, would reduce,
release or prejudice any of its obligations under this clause
18

including (without limitation):
(a)

any time, waiver or consent granted to, or composition

with, any Obligor or other person;
(b)

the release

of any

other Obligor

or any

other person

under the

terms

of any

composition

or
arrangement with any creditor of any other Obligor;
(c)

the

taking,

variation,

compromise,

exchange,

renewal

or

release

of,

or

refusal

or

neglect

to
perfect, take up or enforce,

any rights against, or security

over assets of, any Obligor

or other

person

or

any

non-presentation

or

non-observance

of

any

formality

or

other

requirement

in
respect of any instrument or any failure to realise the full value of any security;
(d)

any incapacity or lack of power, authority or legal personality of or dissolution or change in the
members or status of an Obligor or any other person;
(e)

any

amendment,

novation,

supplement,

extension,

restatement

(however

fundamental

and
whether or not

more onerous) or

replacement of any

Finance Document or

any other document
or security

including without

limitation any

change in

the purpose

of, any

extension of

or any
increase in any facility or the addition of

any new facility under any Finance Document or other
document or security;
(f)

any unenforceability,

illegality or

invalidity of

any obligation

of any

person under

any Finance
Document or any other document or security; or
(g)

any insolvency or similar proceedings.

18.5

Guarantor intent
Without

prejudice

to

the

generality

of

clause
18.4
(Waiver

of

defences)
,

the

Guarantor

expressly
confirms

that

it

intends

that

this

guarantee

shall

extend

from

time

to

time

to

any

(however
fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the

Finance Documents.

18.6

Immediate recourse
The Guarantor

waives

any right

it may

have of

first requiring

any Finance

Party

(or any

trustee or
agent on its behalf) to proceed

against or enforce any other

rights or security or claim

payment from
any person before claiming from the Guarantor under this clause
18
. This waiver applies irrespective
of any law or any provision of a Finance Document to the

contrary.

18.7

Appropriations
Until all amounts

which may

be or become

payable by

the Obligors

under or

in connection with

the
Finance Documents

have been irrevocably

paid in full,

each Finance

Party (or any

trustee or agent
on its behalf) may:
(a)

refrain from applying or enforcing any other moneys, security or rights held or received by that
Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the

same in such

manner and

order as

it sees

fit (whether

against those

amounts or
otherwise) and the Guarantor shall not be entitled to the

benefit of the same; and
(b)

hold in an

interest-bearing suspense

account any moneys

received from the

Guarantor or on
account of the Guarantor’s liability under this clause
18
.

18.8

Deferral of the Guarantor’s

rights
(a)

Until all amounts which may be

or become payable by the Obligors under

or in connection with
the

Finance

Documents

have

been

irrevocably

paid

in

full

and

unless

the

Agent

otherwise
directs, the Guarantor will not exercise any rights which it may have by reason of performance by it of

its obligations under

the Finance Documents

or by reason

of any amount

being payable,
or liability arising, under this clause
18:
(i)

to be indemnified by another Obligor;

(ii)

to claim any contribution from any other guarantor

of any Obligor's obligations under the
Finance Documents;
(iii)

to take the benefit (in whole

or in part and whether

by way of subrogation or

otherwise)
of

any

rights

of

the

Finance

Parties

under

the

Finance

Documents

or

of

any

other
guarantee or security

taken pursuant to,

or in connection with,

the Finance Documents
by any Finance Party;
(iv)

to

bring

legal

or

other

proceedings

for

an

order

requiring

any

Obligor

to

make

any
payment,

or

perform

any

obligation,

in

respect

of

which

the

Guarantor

has

given

a
guarantee, undertaking or indemnity under clause
18

(Guarantee and indemnity);
(v)

to exercise any right of set-off against any

other Obligor; and/or
(vi)

to claim or

prove as a

creditor of any

other Obligor in

competition with any

Finance Party.

(b)

If the

Guarantor

receives

any benefit,

payment or

distribution

in relation

to such

rights it

will
promptly

pay

an

equal

amount

to

the

Agent

for

application

in

accordance

with

clause
41
(Payment mechanics)
.

This only

applies until

all amounts

which may

be or

become payable
by the Obligors

under or in

connection with the

Finance Documents have been

irrevocably paid
in full.

18.9

Additional security
This guarantee is

in addition to

and is not

in any way

prejudiced by any

other guarantee or

security
now or subsequently held by any Finance Party.
18.10

Amendments and waivers in writing
No

waivers,

consents,

discharges

or

releases

by

the

Finance

Parties

or

amendments

to,

of,

or

in
connection with,

the provisions

of the

Guarantee

may be

made or

given, unless

they are

made or
given in writing by the Parties and with the prior written

consent of the Finance Parties.

Section 7 -

Representations, Undertakings and Events of Default
19

Representations
19.1

Representations
Each Obligor

who is

a Party

makes and

repeats the

representations

and warranties

set out

in this
clause 19 to each Finance Party at the times

specified in clause
19.41

(
Times when representations
are made ).
19.2

Status
(a)

Each

Obligor

is

a

corporation

duly

incorporated

and

validly

existing

under

the

laws

of

its
Original Jurisdiction.

(b)

Each Obligor has power

and authority to own

its assets and

to carry on its

business as it is

now
being conducted.

19.3

Binding obligations
Subject to the Legal Reservations:
(a)

the obligations

expressed to

be assumed

by each

Obligor in

each Transaction

Document to
which it is,

or is to

be, a party

are or,

when entered into

by it, will

be legal, valid,

binding and
enforceable obligations; and
(b)

(without limiting

the generality

of paragraph

(a) above)

each Security

Document to

which an
Obligor is,

or will

be, a

party,

creates or

will create

the Security

Interests which

that Security
Document purports to create and those Security Interests

are or will be valid and effective.

19.4

Non-conflict
The

entry

into

and

performance

by

each

Obligor

of,

and

the

transactions

contemplated

by

the
Transaction Documents and the granting of the Transaction

Security do not and will not conflict with:
(a)

any law or regulation applicable to any Obligor;
(b)

the Constitutional Documents of any Obligor; or
(c)

any agreement or other instrument binding upon any Obligor or its assets,
or

constitute

a

default

or

termination

event

(however

described)

under

any

such

agreement

or
instrument

or result

in

the

creation

of

any

Security

Interest

(save

for a

Permitted

Maritime

Lien

or
under a Security Document) on any Obligor's assets, rights

or revenues.

19.5

Power and authority
(a)

Each Obligor has

the power

to enter into,

perform and deliver

and comply with

its obligations
under, and has taken all necessary action to authorise its entry into, performance and delivery
of, and compliance

with, each Transaction Document to

which it is,

or is to

be, a party and

each
of the transactions contemplated by those documents.

(b)

No

limitation

on

any

Obligor's

powers

to

borrow,

create

security

or

give

guarantees

will

be
exceeded as a result of any transaction under,

or the entry into of, any Transaction

Document
to which such Obligor is, or is to be, a party.

19.6

Validity and admissibility

in evidence
(a)

All Authorisations required or considered by the Agent to be desirable:
(i)

to

enable

each

Obligor

lawfully

to

enter

into,

exercise

its

rights

and

comply

with

its
obligations under each Transaction

Document to which it is a party;
(ii)

to make each

Transaction

Document to which

it is a party

admissible in evidence

in its
Relevant Jurisdictions; and
(iii)

to ensure that the Transaction Security has the priority and ranking contemplated by the
Security Documents,
have been obtained or

effected and are in

full force and effect

except any Authorisation or

filing
referred

to

in

clause
19.15
(No

filing

or

stamp

taxes)
,

which

Authorisation

or

filing

will

be
promptly obtained or effected within any applicable

period.

(b)

All Authorisations

necessary

for the

conduct of

the business,

trade and

ordinary

activities of
each Obligor have been obtained or effected

and are in full force and effect.

19.7

Governing law and enforcement
(a)

The choice of governing law

of any Transaction Document

will be recognised and enforced

in
each Obligor's Relevant Jurisdictions.

(b)

Any

judgment

obtained

in

relation

to

any

Transaction

Document

in

the

jurisdiction

of

the
governing law

of that

Transaction

Document will

be recognised

and enforced

in its

Relevant
Jurisdictions.

19.8

No misleading information
(a)

Any factual

information contained in

the Information Package

is true

and accurate in

all material
respects as at the date of the

relevant report or document containing the information or (as the case may be) as at the date the information is expressed to

be given.

(b)

Any financial

projection or

forecast contained

in the

Information Package

has been

prepared
on the basis

of recent historical

information and

on the basis

of reasonable assumptions

and
was fair (as at

the date of the

relevant report or document containing

the projection or forecast)
and arrived at after careful consideration.

(c)

The expressions of opinion or intention provided by or on

behalf of an Obligor for the purposes
of the

Information Package

were made

after careful

consideration and

(as at

the date

of the
relevant report

or document

containing

the expression

of opinion

or

intention)

were fair

and
based on reasonable grounds.

(d)

No event

or circumstance

has occurred

or arisen

and no

information

has been

omitted from
the

Information

Package

and

no

information

has

been

given

or

withheld

that

results

in

the
information, opinions, intentions, forecasts or

projections contained in the

Information Package
being untrue or misleading in any material respect.

(e)

All other written information provided by any Obligor (including its advisers) to a Finance Party was true, complete

and accurate in

all material respects

as at the date

it was provided

and is
not misleading in any respect.

(f)

For the purposes

of this

clause
19.8
, Information Package

means any

information provided
by any Obligor to any of the Finance Parties in connection

with the Transaction Documents or
the transactions referred to in them.

19.9

Original Financial Statements
(a)

The

Original

Financial

Statements

were

prepared

in

accordance

with

GAAP

consistently
applied.

(b)

The Original Financial Statements fairly present the (consolidated) financial condition as at the
end

of

the

relevant

Financial

Year

and

the

(consolidated)

results

of

operations

during

the
relevant Financial Year

of the Guarantor.

(c)

There has

been no

material adverse

change in

the assets,

business or

financial condition

of
any Obligor

(or

the assets,

business

or consolidated

financial

condition

of the

Group, in

the
case of the Guarantor)

since the date of the Original Financial Statements.

19.10

Pari passu ranking
Each Obligor's payment

obligations under

the Finance Documents

to which it

is, or is

to be, a

party
rank at least pari passu with all its

other present and future unsecured

and unsubordinated payment
obligations, except for obligations mandatorily preferred by law applying to companies generally.

19.11

Ranking and effectiveness of security
Subject to the Legal Reservations and any filing, registration or notice requirements which is referred
to in any Legal Opinion:
(a)

the Transaction

Security has

(or will

have when

the relevant

Security Documents

have been
executed) the priority which it is expressed to have in the Security

Documents;
(b)

the

Charged

Property

is

not

subject

to

any

Security

Interest

other

than

Permitted

Security
Interests; and
(c)

the

Transaction

Security

will

constitute

perfected

security

on

the

assets

described

in

the
Security Documents.

19.12

Centre of main interests and establishments
Its centre of main interest

(as that term is

used in Article 3(1)

of the Regulation (EU)

2015/848 of 20
May 2015

on insolvency

proceedings (recast)

(the
Regulation
)) of

each Borrower

is situated

in its
Original Jurisdiction and no

Borrower has an “establishment”

(as that term is used

in Article 2(10) of
the Regulation) in any other jurisdiction.

19.13

Ownership of Charged Property
Each Obligor is the sole legal and beneficial owner of the Charged Property over which it purports to
grant a Security Interest under the Security Documents.

19.14

No insolvency
No

corporate

action,

legal

proceeding

or

other

procedure

or

step

described

in

clause

31.10
(Insolvency

proceedings)

or

creditors'

process

described

in

clause

31.11
(Creditors'

process)

has
been taken or, to

the knowledge of any Obligor,

threatened in relation to a Group

Member and none
of the circumstances described in clause 31.9 (Insolvency)

applies to any Group Member.

19.15

No filing or stamp taxes
Under

the

laws

of

each

Obligor's

Relevant

Jurisdictions

it

is

not

necessary

that

any

Transaction
Document to which

it is,

or is to

be, party be

filed, recorded or

enrolled with any

court or

other authority
in that

jurisdiction or

that any

stamp, registration,

notarial or

similar Taxes

or fees

be paid

on or

in
relation

to

any

such

Transaction

Document

or

the

transactions

contemplated

by

the

Transaction
Documents except any

filing, recording or

enrolling or any

tax or

fee payable in

relation to any

Finance
Document which is referred to in

any Legal Opinion and which will be

made or paid promptly after the
date of the relevant Transaction Document

.

19.16

Deduction of Tax
No Obligor is required to

make any Tax

Deduction (as defined in clause
13.1
(Definitions) ) from any
payment it

may make

under any

Finance Document

to which

it is,

or is

to be,

a party

and no

other
party

is

required

to

make

any

such

deduction

from

any

payment

it

may

make

under

any

other
Transaction Document.

19.17

Tax compliance
(a)

No Obligor is overdue in the filing of any Tax returns or overdue in the payment of any amount in respect of Tax.

(b)

No claims

or investigations are

being, or

are reasonably likely

to be,

made or

conducted against
any

Obligor

or

other

Group

Member

with

respect

to

Taxes

such

that

a

liability

of,

or

claim
against,

any

Obligor

or

other

Group

Member

is

reasonably

likely

to

arise

for

an

amount

for
which

adequate

reserves

have

not

been

provided

in

the

Original

Financial

Statements

and
which might have a Material Adverse Effect.

(c)

Each Obligor is resident for Tax

purposes only in its Original Jurisdiction.

19.18

Other Tax matters
The execution

or delivery

or performance

by any

Party of

the Finance

Documents will

not result

in
any Finance Party:
(a)

having any liability in respect of Tax

in any Flag State; or
(b)

having

or

being

deemed

to

have

a

place

of

business

in

any

Flag

State

or

any

Relevant
Jurisdiction of any Obligor.

19.19

Pension exposure
No Group Member is, or

may be, liable to contribute

funds to any form of

pension scheme or similar
arrangement (other than a

scheme or arrangement where the benefits

conferred by it on

its members
are calculated solely by reference to

a payment or payments made by

the relevant member or by any
other person in respect of that member).

19.20

No Default
(a)

No

Default

is

continuing

or

might

reasonably

be

expected

to

result

from

the

making

of

any
Utilisation

or

the

entry

into,

the

performance

of,

or

any

transaction

contemplated

by,

any
Transaction Document.

(b)

No other event or circumstance is outstanding which constitutes (or,

with the expiry of a grace
period, the giving of

notice, the making

of any determination

or any combination

of any of the
foregoing, would constitute)

a default

or termination event

(however described) under

any other
agreement or instrument which

is binding on any Obligor

or to which any Obligor's

assets are
subject which might have a Material Adverse Effect.

19.21

No proceedings
(a)

No litigation, arbitration or administrative proceedings or investigations of,

or before, any court,
arbitral body or agency which, if adversely determined,

might reasonably be expected to have
a Material

Adverse Effect has

or have

(to the

best of

any Obligor's

knowledge and

belief (having
made due

and careful

enquiry)) been

started or

threatened against

any Obligor

or any

other
Group Member.
(b)

No judgment

or order

of a

court, arbitral

tribunal or

other tribunal

or any

order or

sanction of
any

governmental

or

other

regulatory

body

which

is

reasonably

likely

to

have

a

Material
Adverse Effect

has (to the

best of any

Obligor's knowledge

and belief (having

made due and
careful enquiry)) been made against any Obligor or any

other Group Member.
19.22

No breach of laws
(a)

No Obligor

has breached

any law

or regulation

which breach

might have

a Material

Adverse
Effect.

(b)

No labour dispute is current or, to the

best of any Obligor's knowledge and

belief (having made
due and careful enquiry), threatened against any Obligor which might have a Material Adverse
Effect.

19.23

Environmental matters
(a)

No Environmental Law applicable to any Fleet

Vessel and/or any Obligor

has been violated in
a manner or to an extent which might have, a Material Adverse

Effect.

(b)

All

consents,

licences

and

approvals

required

under

such

Environmental

Laws

have

been
obtained and are currently in force.

(c)

No Environmental Claim has been

made or, to

the best of any Obligor's

knowledge and belief
(having made

due and

careful enquiry),

is threatened

or pending

against any

Obligor or

any
Ship

where

that

claim

might

have

a

Material

Adverse

Effect

and

there

has

been

no
Environmental Incident which has given, or might give, rise to such a claim.

19.24

Anti-corruption law
Each Group Member

has conducted its

businesses in compliance with

applicable anti-corruption laws
and

has

instituted

and

maintained

policies

and

procedures

designed

to

promote

and

achieve
compliance with such laws.

19.25

Security and Financial Indebtedness
(a)

No

Security

Interest

exists

over

all

or

any

of

the

present

or

future

assets

of

any

Obligor

in
breach of this Agreement.

(b)

No Obligor has any Financial Indebtedness outstanding in

breach of this Agreement.
19.26

Ownership of Obligors
(a)

Each Borrower is a wholly owned direct Subsidiary of

the Guarantor.
(b)

No less than (i) 12.5 per cent of the issued and outstanding common stock of the Guarantor is legally and beneficially,

either directly or indirectly, owned by the Disclosed Persons and (ii) 25 per cent of the votes in respect of any

matter submitted to a vote of the common

stockholders
of the Guarantor is controlled by the Disclosed Persons.
19.27

No Change of Control
There has not been a Change of Control.
19.28

Accounting Reference Date
The Financial Year-end

of each Obligor and each Group Member is the Accounting Reference Date.

19.29

No adverse consequences
(a)

It is not necessary under the laws of the Relevant Jurisdictions of any Obligor:
(i)

in order to enable

any Finance Party to

enforce its rights

under any Finance Document
to which it is, or is to be, a party; or
(ii)

by reason of the execution of any

Finance Document or the performance by any Obligor
of its obligations under any Finance Document,
that any Finance Party should be licensed,

qualified or otherwise entitled to carry on business
in any of such Relevant Jurisdictions.

(b)

No Finance Party is or will be deemed to be resident, domiciled or carrying on business in any
Relevant

Jurisdiction

of

any

Obligor

by

reason

only

of

the

execution,

performance

and/or
enforcement of any Finance Document.

19.30

Copies of documents
The copies of

those Transaction Documents which

are not

Finance Documents and

the Constitutional
Documents of

the Obligors

delivered to

the Agent

under clause
4
(Conditions of

Utilisation)
will be
true, complete and

accurate copies of

such documents and

include all amendments and

supplements
to them as at the time of such delivery and no other agreements or arrangements exist between any
of

the

parties

to

those

Transaction

Documents

which

would

materially

affect

the

transactions

or
arrangements contemplated by them or modify or release the

obligations of any party under them.
19.31

No breach of any Charter Document

No

Obligor

nor

(so

far

as

the

Obligors

are

aware)

any

other

person

is

in

breach

of

any

Charter
Document to which

it is a

party nor has

anything occurred

which entitles

or may entitle

any party to
rescind or terminate it or decline to perform its obligations under it.

19.32

No immunity
No Obligor or any of its assets is immune to any legal

action or proceeding.

19.33

Ship status
Each Ship will on the first day of the relevant Mortgage

Period be:
(a)

permanently registered

in the name

of the relevant

Owner through the

relevant Registry

as a
ship under the laws and flag of the relevant Flag State;
(b)

operationally seaworthy and in every way fit for service;
(c)

classed with the relevant Classification free

of all requirements and overdue

recommendations
of the relevant Classification Society; and
(d)

insured in the manner required by the Finance Documents.

19.34

Ship's employment
(a)

Each

Ship

shall

on

the

first

day

of

the

relevant

Mortgage

Period

be

free

of

any

charter
commitment which,

if entered

into after

that date,

would require

approval under

the Finance
Documents.
(b)

There are

no rebates,

commissions or

other payments

in connection

with any

Charter other
than those referred to in it.
19.35

Sanctions
No Relevant Person is:
(a)

a Restricted Party;
(b)

in breach of Sanctions; or
(c)

to

its

knowledge

subject

to

or

involved

in

any

complaint,

claim,

proceeding,

formal

notice,
investigation

or

other

action

by

any

regulatory

or

enforcement

authority

or

third

party
concerning any Sanctions.
19.36

Shares
The shares of each Obligor

are fully paid and not

subject to any option

to purchase or similar

rights.
The Constitutional Documents

of each Obligor do

not and could

not restrict or

inhibit any transfer of
those shares

on

creation

or

enforcement

of

the

Security

Documents.

There

are

no agreements

in
force which provide for the

issue or allotment of, or

grant any person the

right to call for the

issue or
allotment of, any share or loan capital of each Obligor (including any option or right of pre-emption or conversion).
19.37

No Money Laundering
In

relation

to

the

borrowing

by

the

Borrowers

of

the

Loan,

the

performance

and

discharge

of

the
Obligors’

obligations

and

liabilities

under

the

Finance

Documents

and

the

transactions

and

other
arrangements effected or contemplated

by this Agreement and the Finance

Documents, each of the
Obligors is acting

for its own account

and the foregoing

will not involve or

lead to a contravention

of

any law, official requirement

or other regulatory measure or procedure which has

been implemented
by any relevant regulatory authority or otherwise to combat

money laundering.
19.38

Use of proceeds
The proceeds of the Utilisation

have been or (as the

case may be) on the

Utilisation Date will be used
exclusively for the purposes specified in clause
3

(
Purpose ).
19.39

Maintenance of properties

Each Obligor has maintained in good working order and condition (ordinary wear and tear excepted)
all of its assets necessary or desirable in the conduct of

its business.
19.40

Anti-bribery, anti-corruption

and anti-money laundering
No Obligor

nor

any

of

their

Subsidiaries

nor

any

of

their

respective

directors,

officers,

employees,
affiliates, agents

or representatives

has engaged

in any

activity or

conduct which

would violate

any
applicable anti-bribery, anti-corruption or anti-money laundering laws or regulations in any applicable jurisdiction and

each such

person has

instituted and

maintains policies

and procedures

designated
to prevent violation of such laws, regulations and rul

es.
19.41

Times when representations are made
(a)

All

of

the

representations

and

warranties

set

out

in

this

clause
19

(other

than

Ship
Representations) are deemed to be made on the dates

of:
(i)

this Agreement;
(ii)

the Utilisation Request; and
(iii)

the Utilisation.
(b)

The

Repeating

Representations

are

deemed

to

be

made

on
the

first

day

of

each

Interest
Period.

(c)

All of the Ship Representations in relation to a Ship are deemed to be made on the first day of
the Mortgage Period for the relevant Ship.

(d)

Each representation or warranty deemed to be made after the date of this Agreement shall be deemed

to

be

made

by

reference

to

the

facts

and

circumstances

existing

at

the

date

the
representation or warranty is deemed to be made.

20

Information undertakings
20.1

Undertaking to comply
Each Obligor undertakes that this clause
20

will be complied with throughout the Facility Period.

20.2

Definitions
In this clause
20:

Annual

Financial

Statements

means

each

of

the

audited

consolidated

financial

statements

for

a
Financial

Year

of

the

Guarantor

delivered

pursuant

to

paragraph

(a)

of

clause
20.3
(Financial
statements)
.

Semi-Annual Financial Statements

means each of the

unaudited consolidated financial statements
for a financial half-year

of the Guarantor delivered

pursuant to paragraph (b) of

clause
20.3
(Financial
statements)
.

20.3

Financial statements
(a)

The Borrowers

shall supply

to the

Agent as

soon as

the same

become available,

but in

any
event within 180 days

after the end of

each Financial Year,

the audited consolidated financial
statements of the Guarantor for that Financial Year.
(b)

The Borrowers

shall supply

to the

Agent as

soon as

the same

become available,

but in

any
event within

90 days

after

the end

of the

first

financial

half-year of

each Financial

Year,

the
unaudited consolidated financial statement

s

of the Guarantor for that

financial half-year in the
form in which they were published in the relevant press

release.
20.4

Provision and contents of Compliance Certificate
(a)

The

Obligors

shall

supply

a

Compliance

Certificate

to

the

Agent,

with

each

set

of

Annual
Financial Statements and each set of Semi-Annual Financial

Statements.

(b)

Each

Compliance

Certificate

delivered

to

the

Agent

with

each

set

of

Annual

Financial
Statements

shall

include

the

Guarantor’s

assessment

of

the

aggregate

market

value

of

the
Fleet

Vessels

at

the

date

of

the

relevant

Compliance

Certificate

on

the

basis

described

in
clause
26
.7 ( Basis of valuation
).

(c)

Each Compliance Certificate

shall be signed

by the chief

financial officer

of the Guarantor

or,
in his or her absence, by two directors of the Guarantor.
20.5

Requirements as to financial statements
(a)

The Obligors

shall procure

that each

set of

financial statements

delivered pursuant

to clause
20.3

(
Financial statements ) includes a profit and loss account, a balance sheet and, in respect of the annual financial statements only,

a cashflow statement and that, in addition,

each set of
Annual Financial Statements shall be audited by the Auditors.
(b)

Each set of

financial statements delivered pursuant

to clause
20.3
(Financial statements) shall:
(i)

be prepared in accordance with GAAP;
(ii)

give a true and fair view of

(in the case of Annual Financial Statements for any

Financial
Year),

or fairly

present (in

other cases)

its financial

condition and

operations as

at the
date as at which those financial statements were drawn

up; and
(iii)

in the case of Annual Financial Statements, not be the subject of any qualification in the
Auditors' opinion.

(c)

The Obligors

shall procure

that each

set of

financial statements

delivered pursuant

to clause
20.3

(Financial statements)

shall be prepared using GAAP,

accounting practices and financial
reference

periods

consistent

with

those

applied

in

the

preparation

of

the

Original

Financial
Statements.

20.6

Year-end
The Obligors

shall procure

that each

Financial Year

-end of

each Obligor

and each

Group Member
falls on the Accounting Reference Date.

20.7

Information: miscellaneous
The Obligors shall supply to the Agent:
(a)

at the same time as they are dispatched, copies of all

documents dispatched by the Guarantor
or any Obligors to its creditors generally (or any class

of them);
(b)

promptly upon

becoming aware

of them,

the details

of any

litigation, arbitration or

administrative
proceedings which are current, threatened or pending against any Group Member, and which, if adversely determined, might have a Material Adverse Effect;
(c)

promptly upon becoming aware of

them, the details of

any judgment or order

of a court, arbitral
tribunal or other tribunal or any order or sanction of

any governmental or other regulatory body
which is

made against

any Group

Member and

which is

reasonably likely

to have

a Material
Adverse Effect;

(d)

promptly,

such information as

the Agent or the

Security Agent or

any Lender may

reasonably
require about

(i) the

Charged Property

and compliance

of the

Obligors with

the terms

of any
Security Documents and/or (ii) the contents

of any Compliance Certificate, including the

basis
or manner

of calculation

of any

values contained

therein, including

the market

values of

the
Fleet Vessels;
(e)

promptly

on

request,

such

further

information

regarding

the

financial

condition,

assets

and
operations of the Group and/or any Group Member as any Finance Party through the Agent or any Lender

may reasonably

request (including,

but not

limited to,

a consolidated

budget and
cashflow

forecast

for

the

Group,

fleet

employment

lists,

information

about

the

Group’s
newbuilding

program

and

related

obligations,

financing

offers

and

agreements

in

respect

of
such newbuildings etc.);
(f)

if requested by

the Agent, by

not later than

31 December of

each calendar year, a sustainability
report in respect of the Group for

the prior calendar year substantially

in the form of the report
published

by

the

Guarantor

in

respect

of

the

year

2022

and

otherwise

in

all

respects
satisfactory to the Majority Lenders.
20.8

Notification of Default
(a)

The Obligors shall notify the Agent of any

Default (and the steps, if any, being taken to remedy
it) promptly upon any

Obligor becoming aware

of its occurrence

(unless that Obligor is

aware
that a notification has already been provided by another Obligor).

(b)

Promptly

upon

a

request

by

the

Agent,

the

Obligors

shall

supply

to

the

Agent

a

certificate
signed by two of the directors or senior officers of the Guarantor on its behalf certifying that no
Default is continuing (or

if a Default is

continuing, specifying the

Default and the steps,

if any,
being taken to remedy it).

20.9

Sufficient copies
The Obligors,

if

so requested

by the

Agent, shall

deliver

sufficient

copies

of each

document

to

be
supplied

under

the

Finance

Documents

to

the

Agent

to

distribute

to

each

of

the

Lenders

and

the
Hedging Provider.

20.10

Use of websites
(a)

The Borrowers may

satisfy their obligation

under this Agreement

to deliver any

information in
relation to

those Lenders

(the
Website Lenders
) who

accept this

method of

communication
by posting

this

information

onto

an

electronic

website

designated

by the

Borrowers

and

the
Agent (the Designated Website ) if:
(i)

the Agent

expressly agrees

(after consultation

with each

of the

Lenders) that

it will

accept
communication of the information by this method;
(ii)

both

the

Borrowers

and

the

Agent

are

aware

of

the

address

of

and

any

relevant
password specifications for the Designated Website;

and
(iii)

the information is in a format previously agreed between the

Borrowers and the Agent.

(b)

If

any

Lender

(a
Paper

Form

Lender
)

does

not

agree

to

the

delivery

of

information
electronically

then

the

Agent

shall

notify

the

Borrowers

accordingly

and

the

Borrowers

shall
supply the information to the Agent (in sufficient

copies for each Paper Form Lender) in

paper
form.

In any event

the Borrowers shall

supply the Agent

with at least one

copy in paper

form
of any information required to be provided by it.

(c)

The Agent shall

supply each

Website Lender

with the

address of

and any

relevant password
specifications

for

the

Designated

Website

following

designation

of

that

website

by

the
Borrowers and the Agent.

(d)

The Borrowers

shall promptly

upon any

of them

becoming aware

of its

occurrence notify

the
Agent if:
(i)

the Designated Website cannot be accessed due

to technical failure;
(ii)

the password specifications for the Designated Website

change;
(iii)

any new

information which

is required

to be

provided

under this

Agreement

is posted
onto the Designated Website;
(iv)

any existing information

which has been

provided under this

Agreement and posted

onto
the Designated Website is amended; or
(v)

any Borrower

becomes aware

that the

Designated Website

or any

information posted
onto the

Designated Website

is or

has been

infected by

any electronic

virus or

similar
software.

(e)

If

the

Borrowers

notify

the

Agent

under

paragraphs
(d)
(i)

to
(v)

above,

all

information

to

be
provided by the Borrowers under this Agreement after the date of that notice shall be supplied in

paper

form

unless

and

until

the

Agent

and

each

Website

Lender

is

satisfied

that

the
circumstances giving rise to the notification

are no longer continuing.

(f)

Any

Website

Lender

may

request,

through

the

Agent,

one

paper

copy

of

any

information
required to

be provided

under this

Agreement which

is posted

onto the

Designated Website.

The Borrowers shall comply with any such request within

ten Business Days.
20.11

“Know your customer” checks
(a)

If:

(i)

the introduction of or

any change in (or

in the interpretation, administration or

application
of) any law or regulation made after the date of this Agreement;
(ii)

any change

in the status

of an

Obligor (or

of a

Holding Company

of an

Obligor) or

the
composition of the shareholders

of an Obligor (or

of a Holding Company

of an Obligor)
after the date of this Agreement; or
(iii)

a proposed

assignment by

a Lender

or the

Hedging Provider

of any

of its

rights under
this Agreement

or any

Hedging Contract

to a

party that

is not

already a

Lender or

the
Hedging Provider

prior to

such assignment

provided the

Borrowers’ consent

has been
obtained where required pursuant to clause
33.1

(
Assignment by the Lenders ),
obliges the Agent, the

Hedging Provider or any Lender

(or, in the case of paragraph
(iii)

above,
any

prospective

new

Lender

or

Hedging

Provider)

to

comply

with

“know

your

customer”

or
similar

identification

procedures

in

circumstances

where

the

necessary

information

is

not
already available to it,

each Obligor shall promptly

upon the request of

the Agent or any

Lender
or

the

Hedging

Provider

supply,

or

procure

the

supply

of,

such

documentation

and

other
evidence as

is requested

by the

Agent (for

itself or

on behalf

of any

Lender

or the

Hedging
Provider (for itself

or,

in the case

of the event

described in paragraph
(iii)

above, on behalf

of
any prospective

new Lender

or Hedging

Provider in

order for

the Agent,

such Lender

or the
Hedging

Provider

or,

in

the

case

of

the

event

described

in

paragraph
(iii)

above,

any
prospective new Lender or Hedging Provider to carry

out and be satisfied it has complied with
all

necessary

“know

your

customer”

or

other

similar

checks

under

all

applicable

laws

and
regulations pursuant to the transactions contemplated

in the Finance Documents.

(b)

Each Finance

Party shall, promptly

upon the

request of the

Agent or

the Security Agent,

supply,
or procure the supply of, such

documentation and other evidence as is requested by

the Agent
or the Security Agent (for itself) in

order for it to carry out and be

satisfied it has complied with
all

necessary

“know

your

customer”

or

other

similar

checks

under

all

applicable

laws

and
regulations pursuant to

the transactions contemplated

in the Finance

Documents, including

a
statement

from

the

Borrowers,

the

Guarantor

and/or

any

other

Obligor

confirming

that

the
documents,

data

or information

previously

provided

to

the

Agent and/or

the

Lenders

for the
purposes

of

their

“know

your

customer”

checks

is

up

to

date,

alternatively,

such

updated
documents, data or information as requested by the Finance

Parties.
20.12

Money Laundering

The Borrowers will:
(a)

provide the Agent (and the Agent shall provide

each Lender) with information, certificates and
any documents

required by

the Agent

or any

other Finance

Party to

ensure compliance

with
any law official requirement or other regulatory

measure or procedure implemented to combat
Money Laundering (as defined in

clause
22.17

(
Bribery and corruption )) throughout the Facility
Period; and

(b)

notify the Agent (and the Agent

shall notify each Lender)

as soon as it becomes aware of

any
matters evidencing

that a

breach of

any law

official requirement

or other

regulatory measure
or procedure implemented

to combat Money

Laundering (as defined

in clause
22.17

(
Bribery
and

corruption
)

may

or

is

about

to

occur

or

that

the

person(s)

who

have

or

will

receive

the
commercial benefit of this Agreement have changed from

the date hereof.
20.13

Minimum liquidity

The Borrowers undertake that each Owner of a Mortgaged Ship will maintain in its Earnings Account at all

times throughout

the Mortgage

Period for

that Ship,

minimum cash

balances

of no

less than
$200,000 (namely,

$200,000 per Mortgaged Ship).
21

Financial covenants
21.1

Undertaking to comply
Each

Obligor

who

is

a

Party

undertakes

that

this

clause
21

will

be

complied

with

throughout

the
Facility Period.

21.2

Financial definitions
In this clause
21:
Annual Financial Statements

means the Annual Financial

Statements of the Guarantor, referred to,
and defined as such in Clause
20.2

(
Information Undertakings ).
Cash
means cash in hand which

is not subject to any

charge back or Security Interest

and to which
the Borrowers or the Guarantor (as the context requires)

have free, immediate and direct access.
Current

Assets

means,

in

respect

of

each

Measurement

Period,

the

aggregate

of

the

cash

and
marketable

securities,

trade

and

other

receivables

of

the

Group

from

persons

other

than

a

Group
Member

realisable

within

one

year,

inventories

and

prepaid

expenses

which

are

to be

charged

to
income within one year

less any doubtful debts

and any discounts

or allowances given,

as stated in
the then most recent Financial Statements for such Measurement

Period.
Financial Statements
means any of the Annual

Financial Statements or the

Semi-Annual Financial
Statements.
Fleet Market Value

means, as of the date of calculation, the aggregate

value of:
(a)

the Mortgaged Ships as most recently determined pursuant to valuations made in accordance with the provisions of clause
26

(
Minimum security value ); and
(b)

all other Fleet Vessels

(other than the Mortgaged

Ships), as most

recently stated in the

latest
Compliance Certificate pursuant to clause
20.4(b)

(but if such market values are an aggregate
amount of all Fleet

Vessels, after deducting from the same the

market values of the

Mortgaged
Ships under paragraph (a) above) .

Fleet

Vessel

means

each

Mortgaged

Ship

and

any

other

Fleet

Vessel

as

defined

in

clause
1.1
( Definitions
) (excluding vessels under construction) but only to

the extent owned by Group Members,
and Fleet Vessels

means any or all of them.
Market Value

Adjusted Net

Worth

means, in respect

of a Measurement

Period, the

Market Value
Adjusted Total

Assets less Total

Debt for such Measurement Period.
Market Value Adjusted Total

Assets

means, in respect of a Measurement Period, the Total

Assets
adjusted to reflect the difference between the book

values of all Fleet Vessels stated in the then

most
recent Financial Statements and the aggregate Fleet Market

Value of all Fleet

Vessels.
Measurement

Period
means

(a)

each

financial

year

and

(b)

the

first

financial

half-year

of

each
financial year of the Guarantor.

Semi-Annual Financial Statements

means the Semi-Annual Financial Statements of

the Guarantor
referred to and defined as such in Clause
20.2.
Tangible

Fixed Assets
means,

in

respect

of a

Measurement

Period,

the value

(less

depreciation
computed in

accordance with

GAAP) on

a consolidated

basis of

all the

assets of

the Group

which
would, in

accordance with GAAP, be classified

as tangible

fixed assets, namely

items held

for ongoing
use to the business of

the Group including, without limitation, any land,

plant, machinery and vessels,
as such

value is stated

in the

then most

recent Financial

Statements for

such Measurement

Period
Provided that, for

the purposes

of determining compliance

with the covenants

set forth in

clause
21
( Financial covenants
), the

value of such

tangible fixed

assets attributable

to the

Fleet Vessels

shall
be equal to the aggregate Fleet Market

Value of all

Fleet Vessels

rather than the book value of such
Fleet Vessels as stated in the

then most recent Financial Statements for such Measurement

Period.

Total

Assets
means,

in

respect

of

a

Measurement

Period,

the

aggregate

of

Current

Assets

and
Tangible

Fixed Assets for such Measurement Period.
Total

Debt

means,

in

respect

of

a

Measurement

Period,

in

relation

to

any

Group

Member

(the
debtor ):
(a)

any Financial Indebtedness of the debtor;
(b)

liability of any credit to the debtor from a supplier of goods or services or under any instalment purchase or payment plan or other similar arrangement;
(c)

contingent

liabilities

of

the

debtor

(including

without

limitation

any

taxes

or

other

payments
under

dispute)

which

have

been

or,

under

GAAP,

should

be

recorded

in

the

notes

to

the
Financial Statements;
(d)

any deferred tax of the debtor; and
(e)

liability under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a

liability of

another

person who

is not

a Group

Member which

would fall

within (a)

to (d)
above if the references to the debtor referred to the other

person,
as stated in the most recent Financial Statements or such

Measurement Period.
21.3

Financial condition
Each Obligor which is a Party shall ensure that throughout

the Facility Period:
(a) Cash
:

on

each

day

during

the

Facility

Period

the

Group’s

Cash

shall

be

not

lower

than

the
higher of:

(i)

$500,000 multiplied by the number of the Fleet Vessels;

and

(ii)

$10,000,000.
(b)
Market Value

Adjusted Net

Worth
: the

Market Value

Adjusted Net

Worth shall

,

at all

times
during each Measurement Period, be greater than or equal to

$150,000,000.
(c) Equity
: the ratio of Market

Value Adjusted

Net Worth to Total

Assets shall, at all

times during
each Measurement Period, be greater than 25%.

21.4

Financial testing
The financial covenants set out in clause
21.3
(Financial condition)

shall be calculated in accordance
with

GAAP

on

a

consolidated

basis

and

tested

by

reference

to

each

of

the

Financial

Statements
and/or

each

Compliance

Certificate

delivered

pursuant

to

clause
20.4
(Provision

and

contents

of
Compliance Certificate) .
22

General undertakings
22.1

Undertaking to comply
Each Obligor who is a Party undertakes that this clause
22

will be complied with by and in respect of
each Obligor throughout the Facility Period.

22.2

Use of proceeds
The

proceeds

of

the

Utilisation

shall

be

used

exclusively

for

the

purposes

specified

in

clause
3
(Purpose)
.

22.3

Authorisations
Each Obligor shall promptly:
(a)

obtain, comply with and do all that is necessary to maintain in full force and effect; and
(b)

supply certified copies to the Agent of,
any Authorisation required under any law or regulation of a

Relevant Jurisdiction to:
(i)

enable it to perform its obligations under the Transaction

Documents;
(ii)

ensure the legality,

validity,

enforceability or admissibility

in evidence of

any Transaction
Document; and
(iii)

carry on its business where failure to do so has, or is reasonably likely to have, a Material
Adverse Effect.

22.4

Compliance with laws
Each Obligor shall

comply in all

respects with all

laws and regulations

(including Environmental Laws)
to which it may be subject if failure to comply has, or is reasonably likely to have, a Material Adverse
Effect.

22.5

Tax compliance
(a)

Each Obligor shall (and shall ensure

that each other Group Member will) pay and

discharge all
Taxes

imposed upon it

or its assets

within the time

period allowed without

incurring penalties
unless and only to the extent that:
(i)

such payment is being contested in good faith;
(ii)

adequate reserves are

being maintained for

those Taxes and the costs required

to contest
them which

have been

disclosed in

its latest

financial statements

delivered to

the Agent
under clause
20.3

(
Financial statements ); and

(iii)

such payment can be lawfully withheld.

(b)

Except

as

approved

by

the

Majority

Lenders,

no

Obligor

shall

change

its

residence

for

Tax
purposes.
(c)

Except as approved

by the Majority

Lenders, no Obligor shall

change its centre of

main interest
(as that term

is used in

Article 3(1) of

the Regulation)

from that

applicable on

the date of

this
Agreement or have an “establishment” (as

that term is used in Article 2(10) of

the Regulation)
in any

jurisdiction other

than where

the centre

of main

interest is

located on

the date

of this
Agreement.
22.6

Change of business or Constitutional Documents

or domicile
(a)

Except as approved by the Majority Lenders, no material

change will be made to the corporate
structure or the general nature of the business of the Guarantor or any of the other Obligors or the Group taken as a whole from that carried on at the

date of this Agreement.

(b)

Except

as

approved

by

the

Majority

Lenders,

no

change

will

be

made

to

the

Constitutional
Documents of

any Obligor

which will

affect such Obligor’s

ability to

perform its obligations

under
the

Finance

Documents

or

will

affect

the

validity

or

enforceability

of

or

the

effectiveness

or
ranking of

any Transaction

Security granted

by such

Obligor pursuant

to any

of the

Finance
Documents or

the rights

or remedies

or any

Finance Party

under any

Finance Documents

to
which such Obligor is a party.

(c)

No change will be made to the domicile of any Obligor.
22.7

Merger
Except as approved by

the Majority Lenders, no

Obligor shall (and shall

ensure that no other

Group
Member

will)

enter

into

any

amalgamation,

demerger,

merger,

consolidation,

redomiciliation,

legal
migration or corporate reconstruction (other than the solvent liquidation of any Group Member which
is

not

an

Obligor

so

long

as

any

payments

or

assets

distributed

as

a

result

of

such

liquidation

or
reorganisation

are

distributed

to

other

Group

Members)

unless,

in

respect

of

the

Guarantor,

after
such amalgamation,

demerger,

merger,

consolidation or

corporate reconstruction

(a) the Guarantor
remains the surviving

entity,

(b) the financial

covenants set

out in Clause

21.3 (
Financial Condition )
are complied with (including

if tested on a

proforma basis) and (c)

no Event of Default

has occurred
which is continuing at the relevant time.
22.8

Pension exposure
The Borrowers shall ensure

that no Group Member

is, or any time

becomes, liable to contribute

funds
to any form of pension scheme or similar arrangement (other than as required by law and other than
a scheme or arrangement where the benefits conferred by it on its members are calculated solely by reference to a payment or payments made by the relevant member or by any other person in respect
of that member).

22.9

Further assurance
(a)

Each

Obligor

shall

promptly

do

all

such

acts

or

execute

all

such

documents

(including
assignments,

transfers,

mortgages,

charges,

notices

and

instructions)

as

the

Agent

may
reasonably

specify

(and

in

such

form

as

the

Agent

or

the

Security

Agent

may

reasonably
require in favour of the Security Agent or its nominee(s)):
(i)

to perfect the

Security Interests

created or intended

to be created

by that Obligor

under,
or evidenced by, the

Security Documents (which

may include the

execution of a

mortgage,

charge,

assignment

or

other

security

over

all

or

any

of

the

assets

which

are,

or

are
intended to

be, the

subject of

the Security

Documents) or

for the

exercise of

any rights,
powers and remedies of the Security Agent and/or any other Finance Parties provided by or pursuant to the Finance Documents or by law;
(ii)

to confer on

the Security Agent

and/or any other

Finance Parties

Security Interests

over
any property and assets

of that Obligor located

in any jurisdiction equivalent

or similar to
the Security Interest intended to be conferred by or pursuant to the Security Documents;
(iii)

to facilitate the realisation of

the assets which are, or

are intended to be, the

subject of the
Security Documents; and/or
(iv)

to

facilitate

the

accession

by

a

New

Lender

to

any

Security

Document

following

an
assignment in accordance with clause
33.1
( A ssignments by the Lenders)
.

(b)

Each

Obligor

shall

take

all

such

action

as

is

available

to

it

(including

making

all

filings

and
registrations)

as may

be

necessary

for the

purpose

of the

creation,

perfection,

protection

or
maintenance

of

any

Security

Interest

conferred

or

intended

to

be

conferred

on

the

Security
Agent and/or any other Finance Parties by or pursuant

to the Finance Documents.

22.10

Negative pledge in respect of Charged Property and

Obligor shares
(a)

Except as approved by

the Majority Lenders and

for Permitted Maritime Liens,

no Obligor will
grant

or

allow

to

exist

any

Security

Interest

(except

for

the

Transaction

Security)

over

any
Charged Property or the shares

in any of the Borrowers

or any rights deriving from, or

related
to, such shares.
(b)

Each Obligor will

procure that all

of the shares

of all of

the Obligors will

be in registered

form
(and not in bearer form)

at all times.

22.11

Environmental matters
(a)

The Agent will be

notified as soon as reasonably

practicable of any Environmental Claim being
made against any Group Member or any Fleet Vessel which, if successful to any extent, might have a Material Adverse Effect and of any Environmental Incident which may give rise to such a claim and will

be kept regularly

and promptly informed

in reasonable detail

of the nature

of,
and response to, any such Environmental Incident and

the defence to any such claim.

(b)

Environmental Laws (and

any consents, licences

or approvals

obtained under them)

applicable
to Fleet Vessels will not be

violated in a way which might have a Material Adverse

Effect.

22.12

Syndication
The Guarantor
will provide

reasonable assistance

to the

Arranger in

the primary

syndication of

the
Facility and will

comply with all

reasonable requests for information

from potential syndicate members
prior to completion of syndication.
22.13

Sanctions
(a)

No Obligor

shall (and

the Obligors

shall ensure

that no

other Relevant

Person will)

take any
action, make any omission or use (directly

or indirectly) any proceeds of the Loan,

in a manner
that:
(i)

is a breach of Sanctions; and/or

(ii)

causes (or will cause) a breach of Sanctions by any Finance

Party.
(b)

No Obligor

shall (and

the Obligors

shall ensure

that no

other Relevant

Person will)

take any
action or make

any omission

that results, or

is reasonably likely

to result, in

it or any

Finance
Party becoming a Restricted Party.
22.14

Pari Passu
Each Obligor will ensure that

(a) its obligations under the

Finance Documents shall, without prejudice
to the Security Interests intended

to be created by the Security

Documents, at all times rank

at least
pari passu with all its other present and future unsecured and unsubordinated Indebtedness with the
exception of any obligations

which are mandatorily preferred

by law and not by

contract and (b) any
Financial Indebtedness of any Obligor to any

other Group Member or any of its

shareholders or other
Affiliates shall be in all respects subordinated in ranking and priority of payment to all amounts owing to the Lender under the Finance Documents.
22.15

Borrowers’ own account
Each Obligor will ensure that any borrowing by it and/or the performance of its obligations hereunder and under the other Finance

Documents to which it is

a party will be for its

own account and will not
involve any breach by it of any law, or regulatory measure relating to money laundering as defined in the provisions

of the directive

(2005/60/EC) of

the European

Parliament and

of the

Council (as

this
may be

repealed or

replaced by

transposition

of directive

(EU) 2015/849)

or any

equivalent law

or
regulatory measure in any other jurisdiction.
22.16

Inspection
Each Obligor undertakes with

the Finance Parties that,

from the date of this

Agreement and so long
as any

moneys are

owing under

any of

the Finance

Documents, upon

the request

of the

Agent, it
shall

provide

the

Agent

or

any

of

its

representatives,

professional

advisors

and

contractors

with
access to, and permit inspection of, books and records

of any Obligor at reasonable times and

upon
reasonable notice.
22.17

Bribery and corruption
(a)

No Obligor shall engage in:
(i)

Corrupt

Practices,

Fraudulent

Practices,

Collusive

Practices

or

Coercive

Practices,
including the

procurement or

the execution

of any

contract for

goods or

works relating
to its functions in breach of any applicable law;
(ii)

Money Laundering or act in breach of any applicable law relating to Money Laundering;
or
(iii)

the Financing of Terrorism.
(b)

Without prejudice to the

generality of paragraph (a)

above, no Obligor shall

directly or indirectly
use the proceeds

of any Facility

for any purpose

which would breach

the Bribery Act

2010 or
the United

States Foreign

Corrupt Practices

Act of

1977 or

any other

applicable anti

bribery
law.
(c)

For

the

purposes

of

this

clause
22.17

and

clause
20.12

(
Money

Laundering
),

the

following
definitions shall apply:

Collusive

Practice

means

an

arrangement

between

two

or

more

parties

without

the
knowledge, but designed to improperly influence the actions,

of another party.
Corrupt

Practice

means

the

offering,

giving,

receiving,

or

soliciting,

directly

or

indirectly,
anything of value to improperly influence the actions of

another party.
Coercive Practice

means

impairing or

harming or

threatening

to impair

or harm,

directly or
indirectly, any party or

its property or to improperly influence the actions of that

party.
Financing of Terrorism

means the act

of providing or

collecting funds with

the intention that
they be used, or in the knowledge that they are to be used,

in order to carry out terrorist acts.
Fraudulent Practice
means any

action, including

misrepresentation,

to obtain

a financial

or
other benefit or avoid an obligation, by deception.
Money Laundering

means:
(a)

the conversion or

transfer of property,

knowing it is

derived from a

criminal offence,

for
the purpose of

concealing or

disguising its

illegal origin or

of assisting any

person who
is involved

in the

commission of the

crime to evade

the legal

consequences of its

actions;
(b)

the concealment or disguise of the true nature, source, location, disposition, movement, rights with respect to, or ownership of, property

knowing that it is derived from a criminal
offence; or
(c)

the acquisition, possession or use

of property knowing at the time

of its receipt that it is
derived from a criminal offence.
23

Dealings with Ship
23.1

Undertaking to comply
Each Obligor who

is a Party

undertakes that

this clause
23

will be complied

with in relation

to each
Mortgaged Ship throughout the relevant Ship’s Mortgage

Period.

23.2

Ship’s name and registration
(a)

The Ship’s name shall only be changed

after prior notice to the Agent and the relevant

Owner
shall promptly

take all

necessary

steps to

update all

applicable insurance,

classification

and
registration documents with such change of name.

(b)

The Ship shall be permanently

registered in the name

of the relevant Owner with

the relevant
Registry under

the laws

of its

Flag State.

Except with

approval of

the Majority

Lenders, the
Ship shall not be registered under any other flag or at

any other port or fly any other flag (other
than that of its Flag State). If that registration is for a limited period, it shall be renewed at least
45 days

before the

date it

is due

to expire

and the

Agent shall

be notified

of that

renewal at
least 30 days before that date.

(c)

Nothing will be done and no action will be omitted if that might result in such registration being forfeited

or imperilled

or the

Ship

being required

to be

registered

under

the

laws

of another
state of registry.

23.3

Sale or other disposal of Ship
Except

with

approval

the

relevant

Owner

will

not

sell,

or

agree

to,

transfer,

abandon

or

otherwise
dispose of the relevant Ship or any share or interest in the

Ship.
23.4

Manager
A manager

of the

Ship shall

not be

appointed unless

that manager

is approved

(other than

Diana
Shipping Services

S.A. of

Edificio Universal,

Piso 12,

Avenida

Federico

Boyd, Panama

and Diana
Wilhelmsen Management Limited

of 21

Vasili Michailidi street, 3026

Limassol, Cyprus who

are hereby
approved) and

the terms

of its

appointment are

approved and

such

manager has

delivered a

duly
executed

Manager’s Undertaking

to the

Security

Agent.

There

shall

be no

change

to

the

terms

of
appointment

of

a

manager

whose

appointment

has

been

approved

unless

such

change

is

also
approved.

23.5

Copy of Mortgage on board
A properly certified copy of the relevant Mortgage shall be kept on board the Ship with its papers and
shown

to

anyone

having

business

with

the

Ship

which

might

create

or

imply

any

commitment

or
Security Interest over

or in respect of

the Ship (other

than a lien for

crew’s wages and

salvage) and
to any representative of the Agent or the Security Agent.

23.6

Notice of Mortgage
A framed printed notice of the Ship’s Mortgage shall be prominently displayed in the navigation room and in the Master’s cabin of the Ship.

The notice must be in plain type and read as follows:
“NOTICE OF MORTGAGE
This Ship is subject to a first mortgage in favour of [ here insert name of mortgagee ] of [ here insert address

of

mortgagee
].

Under the

said

mortgage

and

related

documents,

neither

the Owner

nor
any charterer nor

the Master

of this Ship

has any right,

power or authority

to create, incur

or permit
to be imposed

upon this Ship

any commitments

or encumbrances whatsoever

other than for

crew’s
wages and salvage”.

No-one will have any right, power or authority to create, incur or permit to be imposed upon the Ship
any lien whatsoever other than for crew’s wages and

salvage.

23.7

Conveyance on default
Where the Ship

is (or

is to be)

sold in exercise

of any

power conferred

by the

Security Documents,
the relevant Owner shall, upon the Agent’s request, immediately execute such form of transfer of title
to the Ship as the Agent may require.

23.8

Chartering
(a)

Except with approval,

the relevant Owner

shall not

enter into any

charter commitment

for the
Ship, which is:
(i)

a bareboat or demise charter or passes possession and operational control of the Ship to another person;
(ii)

capable of lasting more than 12 calendar months;

(iii)

on terms as to

payment or amount of hire

which are materially less beneficial to

it than the
terms which at that time

could reasonably be expected to be

obtained on the open market
for vessels of the same age and type as the

Ship under charter commitments of a similar
type and period; or
(iv)

to another Group Member.

(b)

Further,

without

prejudice to

the rights

of the

Finance

Parties

under paragraph

(a)

above or
any other Finance Documents,

the relevant Owner shall:

(i)

advise the Agent promptly of any proposed Charter in

respect of its Ship;
(ii)

deliver a certified copy of the relevant Charter Documents

to the Agent forthwith after
their execution;

(iii)

forthwith after the Agent’s request, procure that

the relevant Owner:

(A)

executes a

Charter Assignment

in respect

of the relevant

Charter Documents

in
favour of the Security Agent;

(B)

executes a notice of assignment of such Charter Documents in the form provided in the relevant Charter Assignment, and

(C)

ensures that

such notice

of assignment

is served

on the

relevant charterer

and
procures that the relevant charterer signs an acknowledgement of such notice (in such form as the Agent may reasonably require);

(iv)

forthwith after

the Agent’s

request, deliver

to the

Agent such

documents and

evidence
of the type referred to in Part 2 of
Schedule 3 (
Conditions precedent ) in relation to such
Charter Documents, the relevant Charter Assignment, the relevant notice of assignment
and its

acknowledgment

(including,

but without

limitation, legal

opinions regarding

the
valid execution and binding effect thereof) as the Agent

may require; and

(v)

pay

on

the

Agent’s

demand

all

legal

and

other

costs

and

expenses

incurred

by

any
Finance

Party

in

connection

with

or

in

relation

to

any

such

assignment,

notice

of
assignment and the acknowledgement thereof.
23.9

Merchant use

The relevant Owner shall use the Ship only as a civil

merchant trading ship.
23.10

Lay up
Except with approval, the Ship shall not be laid up or deactivated.

23.11

Sharing of Earnings
Except

with

approval,

the

relevant

Owner

shall

not

enter

into

any

arrangement

under

which

its
Earnings from the Ship may be shared with anyone else.

23.12

Payment of Earnings
(a)

The relevant

Owner’s Earnings

from the

Ship shall

be paid

in the

way required

by the

Ship’s
General Assignment or Deed of Covenant.

(b)

If any Earnings are held by brokers or other agents, they shall be paid to the Security Agent, if it

requires

this

after

the

Earnings

have

become

payable

to

it

under

the

Ship’s

General
Assignment or Deed of Covenant.

24

Condition and operation of Ships
24.1

Undertaking to comply
Each Obligor who

is a Party

undertakes that

this clause
24

will be complied

with in relation

to each
Mortgaged Ship throughout the relevant Ship’s Mortgage

Period.

24.2

Defined terms
In this clause
24

and in
Schedule 3
(Conditions precedent) :
applicable code

means any code

or prescribed procedures

required to be

observed by the

Ship or
the persons responsible for

its operation under any applicable

law (including but not

limited to those
currently known as the ISM Code and the ISPS Code).

applicable

law

means

all laws

and regulations

applicable

to vessels

registered

in

the Ship’s

Flag
State or which

for any other

reason apply to

the Ship or

to its condition

or operation at

any relevant
time.

applicable operating certificate

means any certificates, vessel response

plans, or other document
relating to

the Ship

or its

condition or

operation required

to be

in force

under any

applicable law

or
any applicable code.

24.3

Repair
The Ship shall be

kept in a good,

safe and efficient

state of repair.

The quality of

workmanship and
materials used to

repair the

Ship or replace

any damaged,

worn or lost

parts or equipment

shall be
sufficient to ensure that the Ship’s value

is not materially reduced.

24.4

Modification
Except

with

approval,

the

structure,

type

or

performance

characteristics

of

the

Ship

shall

not

be
modified in a way which could or might materially alter the Ship or materially reduce its value.

24.5

Removal of parts
Except with approval, no

material part of the Ship

or any equipment shall be

removed from the Ship
if to

do so

would materially

reduce its

value (unless

at the

same time

it is

replaced with

equivalent
parts

or

equipment

owned

by

the

relevant

Owner

free

of

any

Security

Interest

except

under

the
Security Documents).

24.6

Third party owned equipment
Except with approval, equipment owned by

a third party shall not be installed

on the Ship if it cannot
be removed

without risk of

causing damage to

the structure or

fabric of the

Ship or incurring

significant
expense.

24.7

Maintenance of class; compliance with laws and codes

and Inventory of Hazardous Material
(a)

The Ship’s class shall

be the relevant Classification

with the relevant

Classification Society and
it

shall

be

maintained

free

of

all

overdue

recommendations,

requirements

and

conditions
affecting class or

adverse notations and neither

the Classification nor

the Classification Society
of

such

Ship

shall

be

changed

without

approval.

The

Ship

and

every

person

who

owns,
operates or manages the Ship shall comply with

all applicable laws and the requirements of all
applicable

codes.

There

shall

be

kept

in

force

and

on

board

the

Ship

or

in

such

person’s
custody

any

applicable

operating

certificates

which

are

required

by

applicable

laws

or
applicable codes to

be carried on

board the Ship

or to be

in such person’s

custody (including
but

not

limited

to

the

Inventory

of

Hazardous

Material

or

any

other

applicable

equivalent
document required by applicable law).
(b)

Promptly upon the issuance of

the Inventory of Hazardous

Material in respect of the Ship,

the
relevant Owner shall provide to the Agent a copy of the

same.
24.8

Surveys
The Ship shall be submitted to continuous surveys and any other surveys which are required for it to
maintain the Classification as its class. Copies of reports of those surveys shall be provided promptly
to the Agent if it so requests.

24.9

Inspection and notice of dry-docking
The Agent

and/or surveyors

or other

persons appointed

by it

for such

purpose shall

be allowed

to
board

the

Ship

at

all

reasonable

times

to

inspect

it

and

given

all

proper

facilities

needed

for

that
purpose.

The Agent

shall be

given reasonable

advance notice

of any

intended

dry-docking of

the
Ship (whatever the purpose of that dry-docking).
24.10

Prevention of arrest
All debts, damages,

liabilities and outgoings which

have given, or

may give, rise

to maritime, statutory
or possessory liens

on, or

claims enforceable

against, the

Ship, its

Earnings or Insurances

shall be
promptly paid and discharged.

24.11

Release from arrest
The

Ship,

its

Earnings

and

Insurances

shall

promptly

be

released

from

any

arrest,

detention,
attachment or levy, and any

legal process against

the Ship shall

be promptly discharged, by

whatever
action is required to achieve that release or discharge.

24.12

Information about Ship
The Agent shall promptly be given any information which it may reasonably require about the

Ship or
its employment, position, use or operation, including details of towages and salvages and reports on
fuel oil consumption data as per Marpol

Annex VI, and copies of all its charter commitments

entered
into by or on behalf of any Obligor and copies of any applicable operating certificates.

24.13

Notification of certain events
The Agent shall promptly be notified of:
(a)

any damage to the Ship

where the cost of

the resulting repairs may

exceed the Major Casualty
Amount for such Ship;
(b)

any occurrence which may result in the Ship becoming

a Total

Loss;
(c)

any requisition of the Ship for hire;
(d)

any Environmental Incident

involving the Ship

and Environmental Claim

being made in

relation
to such an incident;
(e)

any withdrawal or threat to withdraw any applicable operating certificate in respect of the Ship;

(f)

the issue of any operating certificate required under any

applicable code in respect of the Ship;

(g)

the receipt of

notification that

any application for

such a certificate

has been refused

in respect
of the Ship;
(h)

any requirement

or recommendation

made in

relation to

the Ship

by any

insurer or

the Ship’s
Classification Society or by any competent authority which is not, or cannot be, complied with in the manner or time required or recommended; and
(i)

any arrest,

hijacking or

detention of

the Ship

or any

exercise or

purported exercise

of a

lien or
other claim on the Ship or its Earnings or Insurances.

24.14

Payment of outgoings
All tolls, dues and other

outgoings whatsoever in respect of the Ship

and its Earnings and Insurances
shall be paid promptly.

Proper accounting records shall be kept of the Ship and its

Earnings.

24.15

Evidence of payments
The

Agent

shall

be

allowed

proper

and

reasonable

access

to

those

accounting

records

when

it
requests it and, when it requires it, shall be given satisfactory evidence that:
(a)

the wages and allotments

and the insurance and

pension contributions of the

Ship’s crew are
being promptly and regularly paid;
(b)

all deductions from its

crew’s wages in respect of

any applicable Tax liability are being properly
accounted for; and
(c)

the

Ship’s

master

has

no

claim

for

disbursements

other

than

those

incurred

by

him

in

the
ordinary course of trading on the voyage then in progress.

24.16

Repairers’ liens
Except with approval,

the Ship shall

not be put

into any other

person’s possession for work

to be done
on the Ship

if the cost

of that

work will

exceed or

is likely

to exceed the

Major Casualty

Amount for
such Ship unless that person gives the Security Agent a

written undertaking in approved terms not to
exercise any lien on the Ship or its Earnings for any of the cost of such work.

24.17

Survey report
As soon

as reasonably

practicable after

the Agent

requests it,

the Agent

shall be

given a

report on
the seaworthiness and/or

safe operation of

the Ship, from

approved surveyors or

inspectors.

If any
recommendations are made

in such a report

they shall be

complied with in

the way and

by the time
recommended in the report.
24.18

Lawful use
The Ship shall not be employed:
(a)

in any way

or in any

activity which is

unlawful under international

law or the

domestic laws of
any relevant country;
(b)

in carrying illicit or prohibited goods;
(c)

in a

way which

may make

it liable

to be

condemned by

a prize

court or

destroyed, seized

or
confiscated; or
(d)

if there

are hostilities

in any

part of

the world

(whether war has

been declared or

not), in

carrying
contraband goods
and

the

persons

responsible

for

the

operation

of

the

Ship

shall

take

all

necessary

and

proper
precautions to ensure that this does not happen, including

participation in industry or other voluntary
schemes available to the Ship and in which leading operators of ships operating under the same flag or engaged in similar trades generally participate at the

relevant time.

24.19

War zones
Except with approval, the Ship

shall not enter or remain

in any zone which has been

declared a war
zone by any

government entity or

the Ship’s

war risk insurers.

If approval is

granted for it

to do so,
any requirements of the Agent and/or

the Ship’s insurers

necessary to ensure that the

Ship remains
properly

insured

in

accordance

with

the

Finance

Documents

(including

any

requirement

for

the
payment of extra insurance premiums) shall be complied with.

24.20

Sustainable and socially responsible dismantling of

Ships
(a)

The Obligors

shall

ensure

that each

Ship

or any

other

Fleet

Vessel

taken

out

of

service

for
dismantling, scrapping or

recycling or sold to

an intermediary with

an intention that such

Ship
or (as the case may be) that Fleet Vessel will be dismantled, scrapped or recycled, is recycled at

a

recycling

yard

which

conducts

its

recycling

business

in

a

socially

and

environmentally
responsible

manner

in

accordance

with

the

provisions

of

The

Hong

Kong

International
Convention

for

the

Safe

and

Environmentally

Sound

Recycling

of

Ships

2009

and/or,

if
applicable, the EU Ship Recycling Regulation.
(b)

The Obligors

shall maintain

(and procure

that it

shall be

maintained)

a safe

sustainable

and
socially responsible policy with respect to dismantling of the Ships and any other Fleet Vessel.
24.21

Poseidon principles
(a)

The Borrowers

shall, upon

the request

of any Lender

and at the

cost of

the Borrowers,

on or
before 31 July

in each calendar

year,

supply or

procure the supply

to the Agent

of (i)

all ship
fuel oil consumption

data required to

be collected and

reported by the

Borrowers in accordance
with Regulation 22A of

Annex VI and any Statement

of Compliance in each case

relating to the
Ships

for

the

preceding

calendar

year

and

(ii)

any

such

other

information

agreed

by

the

Borrowers as any

Lender may

request in order

for such Lender

to comply with

its obligations
under

the

Poseidon

Principles.

For

the

avoidance

of

doubt,

such

information

shall

be
Confidential

Information

for

the

purposes

of

clause
48

(
Confidential

Information
)

but

the
Borrowers

acknowledge

that,

such

information

will

form

part

of

the

information

published
regarding

the

relevant

Lender’s portfolio

climate

alignment;

provided

always

that

no

Lender
shall publicly disclose such information with the identity of the Ship and /or the relevant Owner without the Borrowers’ prior consent.

(b)

For the purposes of this clause
24.21

the following words shall have the following meanings:
Annex VI

means

Annex VI

of the

Protocol of

1997 (as

subsequently

amended from

time to
time) to

amend the

International Convention

for the

Prevention of

Pollution from

Ships 1973
(Marpol), as modified by the Protocol of 1978 relating thereto.
Poseidon Principles

means the financial industry framework for assessing and disclosing the
climate alignment

of ship

finance portfolios

published on

18 June

2019 as

the same

may be
amended or replaced from time to time.
Statement of Compliance

means a Statement of Compliance

related to fuel oil consumption
pursuant to regulations 6.6 and 6.7 of Annex VI.
24.22

Inventory of Hazardous Materials
An Inventory of

Hazardous Materials shall be

maintained at all

times in relation to

each Ship and

each
other Fleet Vessel.
25

Insurance
25.1

Undertaking to comply
Each Obligor who is a Party undertakes that this

clause
25

shall be complied with in relation to each
Mortgaged Ship and its Insurances throughout the relevant Ship’s

Mortgage Period.

25.2

Insurance terms
In this clause
25:
excess

risks

means

the

proportion

(if

any)

of

claims

for

general

average,

salvage

and

salvage
charges not recoverable under the hull and machinery

insurances of a vessel in consequence of the
value at which the vessel is assessed for the purpose

of such claims exceeding its insured value.

excess war risk P&I cover

means cover for claims only in

excess of amounts recoverable under the
usual

war

risk

cover

including

(but

not

limited

to)

hull

and

machinery,

crew

and

protection

and
indemnity risks.

hull

cover

means

insurance

cover

against

the

risks

identified

in

paragraph
(a)

of

clause
25.3
(Coverage required)
.

minimum hull

cover

means, in

relation to

a Mortgaged

Ship, an

amount equal

to 120

per cent

of
such proportion of the Loan at such time as is equal to the proportion which the market value of such
Mortgaged

Ship

bears

to

the

aggregate

of

the

market

values

of

all

the

Mortgaged

Ships

at

that
relevant time.
P&I risks

means the usual

risks (including liability for

oil pollution, excess

war risk P&I

cover) covered
by a protection and indemnity association which is a member of the International Group of protection and indemnity associations (or, if

the International Group ceases

to exist, any

other leading protection
and indemnity association or

other leading provider of

protection and indemnity insurance)

(including,
without limitation,

the proportion

(if any)

of any

collision liability

not covered

under the

terms of

the
hull cover).

25.3

Coverage required
The Ship (including its

hull and machinery, hull interest,

freight interest, disbursements and

increased
value) shall at all times be insured:
(a)

against

fire

and

usual

marine

risks

(including

excess

risks)

and

war

risks

(including

war
protection

and

indemnity

risks

(including

crew)

and

terrorism

risks,

piracy

and

confiscation
risks)

on an agreed value basis, for at least its minimum hull cover and no less than its market value (and provided

always that the

hull and machinery

component shall at

all times cover

at
least 80 per cent of such Ship’s market value);
(b)

against P&I risks

for the highest

amount then available

in the insurance

market for vessels

of
similar age, size and type as the Ship

(but, in relation to liability for oil pollution, for a

maximum
amount of not less $1,000,000,000) and a freight, demurrage

and defence cover;
(c)

against such other risks and matters which

(i) are required by the

Ship’s Classification Society,
insurers

and/or

associations

or

any

public

body

from

time

to

time

in

order

to

maintain

the
Classification

or insurance

cover of

the Ship

and/or

(ii)

the Agent

notifies

it that

it considers
reasonable

for

a

prudent

shipowner

or

operator

to

insure

against

in

the

ordinary

course

of
business at the time of that notice; and
(d)

on terms which comply with the other provisions of this

clause
25
.

25.4

Placing of cover
The insurance coverage required by clause
25.3
(Coverage required)

shall be:
(a)

in the

name of

the relevant

Owner and

(in the

case of

the Ship’s

hull cover)

no other

person
(other than the Security Agent (and any other Finance Party required by the Agent) if required
by the Agent

as loss payee in

accordance with the relevant

Loss Payable Clause) (unless such
other person is approved

and, if so required

by the Agent, has

duly executed and

delivered a
first priority assignment

of its interest

in the Ship’s

Insurances to the

Security Agent (and

any
other Finance Party required by the Agent) in an approved form and provided such supporting documents and opinions in relation to that assignment

as the Agent requires);
(b)

if the Agent so requests, in the joint names of the relevant Owner and the Security

Agent (and
any other

Finance Party

required by

the Agent)

(and, to

the extent

reasonably practicable

in
the insurance market,

without liability on

the part of the

Security Agent or such

Finance Party
for premiums or calls);
(c)

in dollars or another approved currency;
(d)

arranged

through

approved

brokers

or

direct

with

approved

insurers

or

protection

and
indemnity or war risks associations;

(e)

in full force and effect; and
(f)

on approved terms and with approved insurers or associations.

25.5

Deductibles
The aggregate

amount of

any excess

or deductible under

the Ship’s

hull cover

shall not exceed

an
approved amount.

25.6

Mortgagee’s insurance
The Borrowers shall promptly reimburse to the Agent the

cost (as conclusively certified by the Agent)
of taking out and keeping in force in respect of the Ship and the other Mortgaged Ships on approved
terms, or in considering or making claims under:
(a)

a mortgagee’s interest

insurance and a mortgagee’s

additional perils (pollution)

cover) for the
benefit of the Finance Parties for an aggregate amount up to one hundred and twenty per cent
(120%) of the Loan; and
(b)

any

other

insurance

cover

which

the

Agent

reasonably

requires

in

respect

of

any

Finance
Party’s interests and potential liabilities

(whether as mortgagee of the

Ship or beneficiary of

the
Security Documents)

and, shall

provide any

information required

by the

Agent in

connection
with the placing

of such

insurance including,

but not limited

to, the name

of the Ship,

its IMO
number and information concerning the Loan.
25.7

Fleet liens, set off and cancellations
If

the

Ship’s

hull

cover

also

insures

other

vessels,

the

Security

Agent

shall

either

be

given

an
undertaking in

approved terms

by the brokers

or (if such

cover is not

placed through

brokers or the
brokers

do

not,

under

any

applicable

laws

or

insurance

terms,

have

such

rights

of

set

off

and
cancellation) the relevant insurers that the brokers or (if

relevant) the insurers will not:
(a)

set off

against any

claims in

respect of

the Ship

any premiums

due in respect

of any

of such
other vessels insured (other than other Mortgaged Ships);

or
(b)

cancel that cover because of non-payment of premiums

in respect of such other vessels,
or the Borrowers shall ensure that hull cover for the Ship and any other Mortgaged Ships is provided under a separate policy from any other vessels.

25.8

Payment of premiums
All premiums,

calls, contributions

or other

sums payable

in respect

of the

Insurances shall

be paid
punctually and

the Agent

shall be

provided with

all relevant

receipts or

other evidence

of payment
upon request.

25.9

Details of proposed renewal of Insurances
At least 15 days before any of

the Ship’s Insurances are due to

expire, the Agent shall be notified

of
the names

of the

brokers,

insurers

and

associations

proposed

to be

used for

the

renewal of

such
Insurances and the amounts,

risks and terms in, against

and on which the Insurances

are proposed
to be renewed.

25.10

Instructions for renewal
At least 7

days before any

of the Ship’s

Insurances are

due to expire,

instructions shall

be given to
brokers, insurers and associations for them to be renewed

or replaced on or before their expiry.

25.11

Confirmation of renewal
The Ship’s

Insurances shall

be renewed

upon their

expiry in

a manner

and on

terms which

comply
with this

clause
25

and confirmation

of such

renewal given

by approved

brokers or

insurers to

the
Agent at least seven days (or such shorter period as may

be approved) before such expiry.

25.12

P&I guarantees
Any guarantee

or undertaking

required by

any protection

and indemnity

or war

risks

association in
relation to the Ship shall be provided when required by the

association.

25.13

Insurance documents
The Agent shall be provided with pro forma copies of all insurance policies and other documentation
issued by

brokers,

insurers

and

associations

in

connection

with

the

Ship’s

Insurances

as soon

as
they

are

available

after

they

have

been

placed

or

renewed

and

all

insurance

policies

and

other
documents relating to

the Ship’s

Insurances shall be

deposited with any

approved brokers

or (if not
deposited with approved brokers) the Agent or some other

approved person.

25.14

Letters of undertaking
Unless otherwise approved where

the Agent is satisfied that

equivalent protection is afforded

by the
terms of the relevant Insurances and/or any applicable law and/or a letter of undertaking provided by another person, on each placing

or renewal of the Insurances,

the Agent shall be

provided promptly
with letters of

undertaking in

an approved form

(having regard to

general insurance

market practice
and

law

at

the

time

of

issue of

such

letter

of

undertaking)

from

the

relevant

brokers,

insurers

and
associations.

25.15

Insurance Notices and Loss Payable Clauses
The interest of

the Security

Agent or any

other Finance

Parties as assignee

of the Insurances

shall
be endorsed

on all

insurance policies

and other

documents by

the incorporation

of a

Loss Payable
Clause

and

an

Insurance

Notice

in

respect

of

the

Ship

and

its

Insurances

signed

by

the

relevant
Owner and, unless

otherwise approved,

each other person

assured under the

relevant cover (other
than the Security Agent or any other Finance Party if it is

itself an assured).

25.16

Insurance correspondence
If

so

required

by

the

Agent,

the

Agent

shall

promptly

be

provided

with

copies

of

all

written
communications between the assureds

and brokers, insurers and associations

relating to any of the
Ship’s Insurances as soon as they are available.

25.17

Qualifications and exclusions
All requirements applicable to

the Ship’s Insurances shall

be complied with and

the Ship’s Insurances
shall only be subject to approved exclusions or qualifications.

25.18

Independent report
If the

Agent asks

the Borrowers

for a

detailed report

from an

approved independent

firm of

marine
insurance brokers giving their opinion on the adequacy of the Ship’s Insurances then the Agent shall be provided

promptly

by the

Borrowers

with

such

a report

at no

cost

to the

Agent

or (if

the Agent
obtains such

a report

itself (which

it is

entitled to

do)), the

Borrowers shall

reimburse the

Agent for
the cost of obtaining that report.

25.19

Collection of claims
All documents and

other information

and all assistance

required by the

Agent to assist

it and/or the
Security Agent in trying

to collect or recover

any claims under the

Ship’s Insurances shall be provided
promptly.

25.20

Employment of Ship
The Ship

shall only

be employed

or operated

in conformity

with the

terms of

the Ship’s

Insurances
(including any

express or

implied warranties)

and not

in any other

way (unless

the insurers

have, if
required pursuant to

the terms of

the relevant Insurances,

consented and any

additional requirements
of the insurers have been satisfied).

25.21

Declarations and returns
If any of the Ship’s

Insurances are on terms

that require a declaration,

certificate or other document
to be made

or filed before the

Ship sails to, or

operates within, an area,

those terms shall be

complied
with within the time and in the manner required by those

Insurances.

25.22

Application of recoveries
All sums paid

under the Ship’s

Insurances to anyone

other than the

Security Agent shall

be applied
in repairing

the

damage and/or

in discharging

the liability

in respect

of which

they

have been

paid
except to the

extent that the repairs

have already been paid

for and/or the liability

already discharged.

25.23

Settlement of claims
Any

claim

under

the

Ship’s

Insurances

for

a

Total

Loss

or

Major

Casualty

shall

only

be

settled,
compromised or abandoned with prior approval.

25.24

Change in insurance requirements
If the

Agent gives

notice to

the Borrowers

to change

the terms

and requirements

of this

clause
25
(which the Agent may only

do, in such manner as

it considers appropriate, as

a result in changes of
circumstances or

practice after

the date

of this

Agreement), this

clause
25

shall be

modified in

the
manner so notified by the Agent on the date 14 days after

such notice from the Agent is received.

26

Minimum security value
26.1

Undertaking to comply
Each

Obligor

who

is

a

Party

undertakes

that

this

clause
26

will

be

complied

with

throughout

the
Facility Period.

26.2

Valuation of assets
For the purpose

of the Finance

Documents, the value

at any time

of any Mortgaged

Ship, any

Ship
before the Utilisation

or any other

asset over which

additional security

is provided under

this clause
26

will be its value as most recently determined in accordance

with this clause
26
.

26.3

Valuation frequency
Valuation

of

each

Mortgaged

Ship,

any

Ship

before

the

Utilisation

and

each

such

other

asset

in
accordance with this clause
26

may be required by the Majority Lenders at

any time (but in any event
not less frequently than once per calendar year).

26.4

Expenses of valuation
The Borrowers

shall bear,

and reimburse

to the

Agent

where

incurred by

the

Agent,

all costs

and
expenses of

providing any

and all

such valuations

at any

time, provided

that, in

the absence

of an
Event of

Default, the

Borrowers

shall bear

the cost

of the

valuations

of a

Ship obtained

under this
clause
26

only once

per calendar

year (but

without taking

into account

valuations under,

or for

the
purposes of, clause
4

(
Conditions of

Utilisation
) and
Schedule 3 (
Conditions precedent ), clause
7.7
(
Sale or

Total

Loss
) or

clause
26.13

(
Security shortfall
) the

cost of

which shall

always be

borne by
the Borrowers).
26.5

Valuations procedure
The value of

any Mortgaged Ship

or any Ship

before the Utilisation

shall be determined in

accordance
with, and by valuers approved and

appointed in accordance with, this

clause
26
.

Additional security
provided under

this clause
26

shall be valued

in such

a way,

on such a

basis and

by such

persons
(including the Agent

itself) as may

be approved by

the Majority Lenders

or as

may be agreed

in writing
by the Borrowers and the Agent (on the instructions of

the Majority Lenders).

26.6

Currency of valuation
Valuations shall be provided by valuers in dollars or, if a valuer is of the view that the relevant type of vessel

is

generally

bought

and

sold

in

another

currency,

in

that

other

currency.

If

a

valuation

is
provided in another currency,

for the purposes of this

Agreement it shall be converted

into dollars at
the Agent’s spot

rate of exchange

for the purchase

of dollars with that

other currency as

at the date
to which the valuation relates.

26.7

Basis of valuation
Each valuation will be addressed to

the Agent in its capacity as

such it will be no more than 30

days
old (except if a valuation is delivered pursuant to clause
20.4

(
Provision and contents of Compliance
Certificate
) together

with

a Compliance

Certificate

in which

case

it must

be no

more than

14 days
older than the date of delivery of the relevant Compliance

Certificate)

and made:
(a)

without physical inspection (unless required by the Agent);
(b)

on the basis of a sale for prompt delivery for a price payable in full in cash on delivery at arm’s length on normal commercial terms between a willing buyer

and a willing seller; and
(c)

without taking into account the benefit or burden of any charter commitment.
26.8

Information required for valuation
The Borrowers shall

promptly provide

to the Agent

and any such

valuer any

information which

they
reasonably require for the purposes of providing such a valuation.

26.9

Approval of valuers
All

valuers

must

have

been

approved.

The

Agent

may

from

time

to

time

notify

the

Borrowers

of
approval of

one or

more independent

ship brokers

or other

persons as

valuers for

the purposes

of

this clause
26
. The Agent

shall respond promptly

to any request

by the Borrowers

for approval of

a
broker nominated by the Borrowers. The Agent may at any time by notice to the

Borrowers withdraw
any previous approval of a

valuer for the purposes of future

valuations if such valuer

is no longer on
the

Agent’s

or

a

Lender’s

approved

panel

of

valuers.

That

valuer

may

not

then

be

appointed

to
provide

valuations

unless

it

is

once

more

approved.

If the

Agent

has

not

approved

at

least

three
brokers

as

valuers

at

a

time

when

a

valuation

is

required

under

this

clause
26
,

the

Agent

shall
promptly notify the Borrowers of the names of at

least three valuers which are approved. On the date
of this Agreement, the

following valuers are approved: Clarksons

Valuations Ltd., Braemar Seascope
Ltd.,

Arrow

Shipbroking

Group

Limited,

Simpson

Spence

Young

,

Fearnleys

A/S,

Galbraiths,
VesselsValue

,

Howe Robinson & Co. Ltd. and Maersk Broker.

26.10

Appointment of valuers
When a valuation

is required for

the purposes of

this clause
26
, the Agent

or, if

so approved at

that
time,

the

Borrowers

shall

promptly

appoint

approved

valuers

to

provide

such

a

valuation.

If

the
Borrowers are approved

to appoint valuers

but fail to

do so

promptly, the Agent may

appoint approved
valuers to provide that valuation.

26.11

Number of valuers
(a)

Each valuation may be carried out by two (2)

approved valuers nominated by the Borrowers. If
the Borrowers fail promptly to nominate a valuer then the Agent may nominate such valuer.

(b)

If the two

valuations of

a Ship

made by

two approved

valuers vary

by more than

10 per cent
(by

reference

to

the

lower

of

such

two

valuations),

then

the

value

of

that

Ship

shall

be
determined

by

reference

to

those

two

valuations

and

a

third

valuation

provided

by

a

third
approved valuer nominated and appointed by the Agent to provide a valuation of such Ship.
26.12

Differences in valuations
(a)

If

an

approved

valuer

provides

a

range

of

values

for

a

Ship,

the

value

of

such

Ship

for

the
purposes of the valuation shall be the mean average of

the values comprising such range.
(b)

If valuations

of a

Ship provided

by different

approved valuers

differ,

the value

of the

relevant
Ship for the purposes of the

Finance Documents will be the mean average

of those valuations.

26.13

Security shortfall
If

at

any

time

the

Security

Value

is

less

than

the

Minimum

Value,

the

Agent

may,

and

shall,

if

so
directed by the

Majority Lenders, by

notice to the

Borrowers require that

such deficiency be

remedied.
The

Borrowers

shall

then

within

30

days

of

receipt

of

such

notice

ensure

that

the

Security

Value
equals or exceeds the Minimum Value.

For this purpose, the Borrowers may:
(a)

provide additional security over

other assets approved by

the Majority Lenders in

accordance
with this clause
26
; and/or
(b)

cancel part of the Total

Commitments and prepay under

clause
7.4
(Voluntary prepayment)

a
corresponding amount of the Loan.

26.14

Creation of additional security
The value

of any

additional security

which the

Borrowers offer

to provide

to remedy

all or

part of

a
shortfall

in

the

amount

of

the

Security

Value

will

only

be

taken

into

account

for

the

purposes

of
determining the Security Value

if and when:
(a)

that additional

security,

its value

and the

method of

its valuation

have been

approved by

the
Majority Lenders;
(b)

a Security Interest over that security has been constituted in favour of the Security

Agent or (if
required or appropriate) any other Finance Parties in an approved form and manner;
(c)

this Agreement

has been

unconditionally

amended in

such manner

as the

Agent requires

in
consequence of that additional security being provided;

and
(d)

the Agent, or its duly authorised representative, has received such documents and evidence it may

require

in

relation

to

that

amendment

and

additional

security

including

documents

and
evidence

of

the

type

referred

to

in
Schedule 3
(Conditions

precedent)

in

relation

to

that
amendment and additional security and its execution and (if applicable)

registration.

27

Chartering undertakings
27.1

Undertaking to comply
Each Obligor who

is a Party

undertakes that

this clause
27

will be complied

with in relation

to each
Mortgaged Ship

(which is

subject to

a Charter)

and its

Charter Documents

throughout the

relevant
Ship’s Mortgage Period.

27.2

Variations
Except with approval any Charter Documents shall not

be varied.

27.3

Releases and waivers
Except with approval, there

shall be no release by

the relevant Owner of

any obligation of any

other
person under the relevant Charter Documents

(including by way of novation,

assignment or transfer),
no waiver of any breach of any such obligation and

no consent to anything which would otherwise be
such a breach.

27.4

Termination by the

relevant Owner
Except

with

approval,

the

relevant

Owner

shall

not

terminate

or

rescind

any

relevant

Charter
Document or withdraw the Ship from service under the relevant

Charter or take any similar action.

27.5

Charter performance
The

relevant

Owner

shall

perform

its

obligations

under

the

relevant

Charter

Documents

for

the
relevant Ship, and

use its reasonable

endeavours to ensure

that each other

party to them

performs
their obligations under the relevant Charter Documents.

27.6

Notice of assignment

The relevant Owner

shall give notice

of assignment

of the relevant

Charter Documents

to the other
parties

to

them

in

the

form

specified

by

the

Charter

Assignment

for

that

Ship

and

shall

use

its

commercially

reasonable

endeavours

to

ensure,

that

the

Agent

receives

a

copy

of

that

notice
acknowledged by

each addressee

in the

form specified

therein on

or before

the date

of the

Ship’s
Mortgage.

27.7

Payment of Charter Earnings
All Earnings

which the

relevant Owner

is entitled

to receive

under the

relevant Charter

Documents
shall be paid in the manner required by the Finance Documents.

28

Bank accounts
28.1

Undertaking to comply
Each

Obligor

who

is

a

Party

undertakes

that

this

clause
28

will

be

complied

with

throughout

the
Facility Period.

28.2

Earnings Account
(a)

An Owner

or all

of the

Owners jointly

shall be

the holder(s)

of one or

more Accounts

with an
Account Bank which

is designated

as an “Earnings

Account” for the

purposes of the

Finance
Documents.

(b)

The Earnings

of the

Mortgaged Ships

and all

moneys payable

to the

relevant Owners

under
the Ships’ Insurances and any net amount payable to any Owner under any Hedging Contract shall be paid by the persons

from whom they are due to an Earnings

Account unless required
to be paid to the Security Agent under the relevant Finance

Documents.

(c)

The

relevant

Account

Holder(s)

shall

not

withdraw

amounts

standing

to

the

credit

of

an
Earnings Account except as permitted by paragraph (d) below.

(d)

If there

is no

Event of

Default which is

continuing, amounts standing

to the

credit of

the Earnings
Accounts

shall

be

at

the

free

disposal

of

the

relevant

Account

Holder(s)

and

the

relevant
Account

Holder(s)

may

withdraw

moneys

from

an

Earnings

Account

for

any

purpose
whatsoever

which

is

permitted

(or

not

prohibited)

by

the

terms

of

this

Agreement

and

the
Finance Documents, including (without limitation) for:
(i)

payments then due to the Finance Parties under the Finance

Documents;
(ii)

payments to another Earnings Account;
(iii)

payments

of

the

proper

costs

and

expenses

of

insuring,

repairing,

operating

and
maintaining any Mortgaged Ship;

(iv)

payments

to

purchase

other

currencies

in

amounts

and

at

times

required

to

make
payments referred to above in the currency in which they

are due;
(i)

payments of dividends

to the extent

permitted by clause
29.13

(
Distributions and

other
payments ).

28.3

Other provisions
(a)

An Account may only be designated for the purposes described in this clause
28

if:
(i)

such designation is made

in writing by the

Agent and acknowledged by

the Borrowers and
specifies the name

and address of

the Account Bank

and the number

and any designation
or other reference attributed to the Account;
(ii)

an

Account

Security

has

been

duly

executed

and

delivered

by

the

relevant

Account
Holder(s)

in favour

of

the

Security

Agent (and

any other

Finance

Party

required

by the
Agent);
(iii)

any notice

required

by the

Account

Security

to be

given

to

an

Account

Bank

has

been
given to,

and

acknowledged

by,

the

Account

Bank

in

the form

required

by the

relevant
Account Security; and
(iv)

the

Agent,

or

its

duly

authorised

representative,

has

received

such

documents

and
evidence

it

may

require

in

relation

to

the

Account

and

the

Account

Security

including
documents and

evidence of

the type referred

to in
Schedule 3
(Conditions precedent)

in
relation to the Account and the relevant Account Security.

(b)

The rates

of payment

of interest

and

other terms

regulating

any Account

will

be a

matter of
separate agreement between the relevant Account Holder(s)

and an Account Bank.

(c)

If an

Account is

a fixed

term deposit

account, the

relevant Account

Holder(s) may

select the
terms of deposits

until the relevant

Account Security

has become

enforceable and

the Agent
directs otherwise.

(d)

The
relevant Account Holder(s)

shall not close any

Account or alter the

terms of any

Account
from those in force at the

time it is designated

for the purposes of this

clause
28

or waive any
of its rights in relation to an Account except with approval.

(e)

The
relevant

Account

Holder(s)

shall

notify

the

Agent

of

any

claim

or

notice

relating

to

an
Account

from

any

other

party

and

provide

the

Agent

with

any

other

information

it

may
reasonably request concerning any Account.

(f)

Each of the Agent and the

Security Agent agrees that if it

is an Account Bank in respect

of an
Account then there

will be no

restrictions on creating

a Security Interest

over that Account

as
contemplated

by

this

Agreement

and

it

shall

not

(except

with

the

approval

of

the

Majority
Lenders) exercise (in its capacity

as Account Bank) any

right of combination, consolidation

or
set-off which

it may

have in

respect of

that Account

in a

manner adverse

to the

rights of

the
other Finance Parties.
29

Business restrictions
29.1

Undertaking to comply
Except as otherwise approved by

the Majority Lenders, each Obligor

who is a Party undertakes that
this clause
29

will be complied with by

and in respect of each

person to which each relevant

provision
of this clause is expressed to apply throughout the Facility

Period.

29.2

General negative pledge
(a)

In

this

clause
29.2
, Quasi-Security

means

an

arrangement

or

transaction

described

in
paragraph
(c)

below.

(b)

No Owner shall
create or permit to subsist any Security Interest over any

of its assets.

(c)

(Without prejudice to

clauses
29.3
(Financial Indebtedness) and
29.7

(
Disposals )), no Owner
shall:
(i)

sell, transfer or otherwise

dispose of any of

its assets on terms

whereby they are or

may
be

leased

to,

or

re-acquired

by,

an

Obligor

or

any

other

Group

Member

(other

than
pursuant to disposals permitted under clause
29.7

(
Disposals ));
(ii)

sell, transfer, factor or otherwise

dispose of any of its receivables on recourse terms;
(iii)

enter into any arrangement

under which money or

the benefit of a

bank or other account
may be applied, set-off or made subject to

a combination of accounts; or
(iv)

enter into any other preferential arrangement having a similar effect,
in circumstances

where the

arrangement or

transaction is

entered into

primarily as

a method
of raising Financial Indebtedness or of financing the acquisition of an asset.

(d)

Paragraphs
(b)

and
(c)

above do

not apply

to any

Security Interest

or (as

the case

may be)
Quasi-Security, listed

below:
(i)

those granted or expressed to be granted by any of the

Security Documents;
(ii)

in relation to a Mortgaged Ship, Permitted Maritime Liens for that Ship;
29.3

Financial Indebtedness
No Owner shall incur

or permit to exist, any

Financial Indebtedness owed by it to

anyone else except:
(a)

Financial

Indebtedness

incurred

under

the

Finance

Documents

and

Hedging

Contracts

for
Hedging Transactions entered into pursuant

to clause
30.2

(
Hedging
).

(b)

Financial Indebtedness incurred

in connection with

the Existing Facility

Agreements

and then
only until the latter is refinanced by the Utilisation;
(c)

Financial

Indebtedness

owed

to

another

Group

Member,

provided

that

such

Financial
Indebtedness is unsecured and subordinated to

all Financial Indebtedness incurred under

the
Finance

Documents

on

terms

that

no

payments

of

principal

or

interest

shall

be

made
thereunder during the Facility Period and otherwise on

approved terms;
(d)

trade credit granted to it by its suppliers on normal commercial terms in the ordinary course of
its trading activities;
(e)

Financial Indebtedness permitted under clause
29.4
(Guarantees) ; and
(f)

Financial Indebtedness permitted under clause
29.5
(Loans and credit)
.

29.4

Guarantees
No Owner shall give or

permit to exist, any guarantee

by it in respect of indebtedness

of any person
or allow any of its indebtedness to be guaranteed by anyone

else except:
(a)

guarantees

by any

other

person

of such

Owner’s own

trade indebtedness

to trade

creditors
given in the ordinary course of its business;

(b)

guarantees

issued

by

any

protection

and

indemnity

or

war

risks

association

in

the

ordinary
course of such Owner’s business;

and
(c)

guarantees

which

are

Financial

Indebtedness

permitted

under

clause
29.3
(Financial
Indebtedness)
.

29.5

Loans and credit
No Owner shall be

a creditor in respect of

Financial Indebtedness other than in respect

of trade credit
granted

by

it

to

its

customers

on

normal

commercial

terms

in

the

ordinary

course

of

its

trading
activities.
29.6

Bank accounts, operating leases and other financial

transactions
No Owner shall:
(a)

maintain

any

current

or

deposit

account

with

a

bank

or

financial

institution

except

for

the
Accounts and

the deposit of

money, operation of current

accounts and

the conduct of

electronic
banking operations through the Accounts;
(b)

hold cash in any account (other than the Accounts);
(c)

enter into any

obligations under

operating leases relating

to assets

other than in

the ordinary
course of business; or
(d)

be party

to any

banking or

financial transaction,

whether on

or off

balance sheet,

that is

not
expressly permitted under this clause
29
(Business restrictions) .
29.7

Disposals
No Owner shall enter into a single transaction

or a series of transactions, whether related

or not and
whether voluntarily

or involuntarily,

to sell,

lease, transfer

or otherwise

dispose of

any asset

except
for any

of the

following

disposals (so

long as

they are

not prohibited

by any

other

provision of

the
Finance Documents):
(a)

disposals

of

assets

made

in

(and

on

terms

reflecting)

the

ordinary

course

of

trading

of

the
disposing entity;
(b)

disposals

of

obsolete

assets,

or assets

which

are

no

longer required

for

the

purpose

of the
business of such Owner,

in each case for

cash on normal commercial

terms and on an

arm’s
length basis;
(c)

disposals

permitted

by

clause
29.2
(General

negative

pledge)
,

clause
29.3
(Financial
Indebtedness ) or clause
23.3

(
Sale or other disposal of Ship );
(d)

dealings with

its trade

creditors with

respect to

book debts

in the

ordinary course

of trading;
and
(e)

the

application

of

cash

or

cash

equivalents

in

the

acquisition

of

assets

or

services

in

the
ordinary course of its business.
29.8

Contracts and arrangements with Affiliates
No

Obligor

shall

be

party

to

any

arrangement

or

contract

with

any

of

its

Affiliates

unless

such
arrangement or contract is on an arm’s length basis.

29.9

Subsidiaries
No Owner shall establish or acquire a company or other

entity.

29.10

Acquisitions and investments
No

Owner

shall

acquire

any

person,

business,

assets

or

liabilities

or

make

any

investment

in

any
person or business or undertaking or enter into any joint-venture arrangement except:
(a)

capital expenditure or

investments related to

maintenance of

a Ship in

the ordinary

course of
its business;
(b)

acquisitions of

assets in

the ordinary course

of business

(not being

new businesses or

vessels);
(c)

the incurrence of liabilities in the ordinary course of its

business;
(d)

any loan or credit not otherwise prohibited under this Agreement;

(e)

any

material

contracts

or

agreements

(including

key

operational

agreements)

having

an
aggregate value (as determined by the Agent) which does

not exceed $500,000; or
(f)

pursuant to any Finance Documents or any Charter Documents

to which it is party.

29.11

Reduction of capital
No Owner shall redeem or

purchase or otherwise reduce

any of its equity or

any other share capital
or any warrants or

any uncalled or unpaid

liability in respect

of any of them or

reduce the amount (if
any) for

the time

being standing

to the credit

of its

share premium

account or

capital redemption

or
other undistributable reserve in any manner.

29.12

Increase in capital
No Owner shall issue

shares or other equity

interests to any person

who is not its

shareholder as at
the date of this Agreement.

29.13

Distributions and other payments
(a)

No Obligor shall:
(i)

declare or

pay (including

by way

of set-off,

combination of

accounts or

otherwise) any
dividend, charge,

fee or

other distribution

(or interest

on any

unpaid dividend,

charge,
fee or other distribution) (whether

in cash or in kind) on

or in respect of its share

capital
(or any class of its share capital) or any warrants for the time being in issue;

(ii)

repay or distribute any dividend or share premium reserve;
(iii)

redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so;
or
(iv)

make any payment

(including by

way of set

-off, combination

of accounts

or otherwise)
by way of interest, or

repayment, redemption, purchase

or other payment, in

respect of
any shareholder loan, loan stock or similar instrument;
except if no

Event of Default

has occurred and

is continuing at

that time and

no Event of

Default
would result from doing so.

(b)

The Guarantor will not

(and shall procure that no

other Group Member will) enter

into any other
loan,

facility

or

other

credit

agreement

or

any

other

agreement

for

Financial

Indebtedness
(including a finance

lease), pursuant to

which the

Guarantor or

that other Group

Member will
be restricted from paying dividends,

other than following the occurrence of

an event of default
or similar event howsoever described.
29.14

Charter-in
No Owner shall charter in any vessel or enter into

any other transaction or contract for such purpose.
30

Hedging Contracts
30.1

Undertaking to comply

Each Obligor undertakes that this clause
30

will be complied with throughout the Facility Period.
30.2

Hedging
(a)

If,

at

any

time

during

the

Facility

Period,

the

Borrowers

wish

to

enter

into

any

Treasury
Transaction so

as to hedge

all or any

part of their

exposure under

this Agreement

to interest
rate fluctuations, they shall advise the Agent in writing.

(b)

Any such

Treasury

Transaction

shall be

concluded

by the

Borrowers only,

with the

Hedging
Provider

on

the

terms

of

a

Hedging

Master

Agreement

(but

except

with

the

approval

of

the
Majority Lenders) no such Treasury

Transaction shall be concluded unless:
(i)

its purpose is to hedge the Borrowers’ interest rate risk in relation to the Loan for a period expiring no later than the Final Repayment Date;
(ii)

its notional principal

amount, when

aggregated with the

notional principal amount

of any
other continuing Hedging

Contracts for

the Loan,

does not and

will not exceed

the Loan
as then scheduled to be repaid pursuant to clause
6.2

(
Scheduled repayment of Facility );
and
(iii)

it is approved.
(c)

The Hedging

Provider shall

have the

right of

first refusal

to enter

into Treasury

Transactions
under

a

Hedging

Master

Agreement

which

any

Group

Member

(other

than

the

Borrowers)
which is

considering to

enter into

such Treasury

Transactions

for the

purpose of

hedging on
competitive terms the Borrowers'

and the Group’s exposure

to interest rate fluctuations

under
this Agreement.
(d)

If and when any such Treasury

Transaction has been

concluded, it shall constitute a

Hedging
Contract for the purposes of the Finance Documents.
30.3

Unwinding of Hedging Contracts
If, at any

time, and whether as

a result of any

repayment, prepayment (in whole or

in part) of the

Loan
or

any

cancellation

(in

whole

or

in

part)

of

any

Commitment

or

otherwise,

the

aggregate

notional
principal amount under all

Hedging Transactions in respect of the

Loan entered into by

the Borrowers
exceeds

or will

exceed

the

amount of

the

Loan

outstanding

at that

time after

such

prepayment

or
cancellation,

then

(unless

otherwise

approved

by

the

Majority

Lenders)

the

Borrowers

shall
immediately

wholly

or

partially

reverse,

offset,

unwind

or

otherwise

terminate

one

or

more

of

the
Hedging Transactions as are necessary to

ensure that the aggregate

notional principal amount under
the remaining continuing Hedging Transactions equals, and will in the future be equal to, the amount of the Loan at that time

and as scheduled to be repaid from time

to time thereafter pursuant to clause
6.2

(
Scheduled repayment of Facility ).
30.4

Variations
Except with approval

or as

required by clause
30.3

(
Unwinding of

Hedging Contracts
), the Hedging
Master Agreement and the Hedging Contracts shall not

be varied.
30.5

Releases and waivers
Except with approval, there shall

be no release by

any Borrower of any obligation of

any other person
under the

Hedging

Contracts

(including

by way

of novation),

no waiver

of any

breach of

any such
obligation and no consent to anything which would otherwise

be such a breach.
30.6

Assignment of Hedging Contracts by Borrowers
Except

with

approval

or

by

the

Hedging

Contract

Security,

no

Borrower

shall

assign

or

otherwise
dispose of its rights under any Hedging Contract.
30.7

Termination
of Hedging Contracts by Borrowers
Except with

approval, no

Borrower shall

terminate or

rescind any

Hedging Contract

or close

out or
unwind

any

Hedging

Transaction

except

in

accordance

with

clause
30.3

(
Unwinding

of

Hedging
Contracts ) for any reason whatsoever.
30.8

Performance
of Hedging Contracts by the Borrowers
Each Borrower shall perform its obligations under the

Hedging Contracts to which it is party.
30.9

Information concerning Hedging Contracts
Each Borrower shall provide

the Agent with any

information it may request

concerning any Hedging
Contract,

including

all

reasonable

information,

accounts

and

records

that

may

be

necessary

or

of
assistance to enable the Agent to verify the amounts

of all payments and any other amounts payable
under the Hedging Contracts.
31

Events of Default
Each of the events or circumstances set out in

this clause
30

(except clause 31.23
(Acceleration) ) is
an Event of Default.

31.1

Non-payment
An Obligor

does not

pay on

the due

date any

amount payable

pursuant to

a Finance

Document at
the place at and in the currency in which it is expressed

to be payable unless:
(a)

its failure to pay is caused by administrative or technical error or by a Disruption Event; and
(b)

payment is made within three Business Days of its due date.
31.2

Hedging Contracts

(a)

An

Event

of

Default

or

Potential

Event

of

Default

(in

each

case

as

defined

in

the

Hedging
Master Agreement) has occurred and is continuing under

any Hedging Contract.

(b)

An

Early

Termination

Date

(as

defined

in

the

Hedging

Master

Agreement)

has

occurred

or
been or become capable of being effectively designated

under any Hedging Contract.
(c)

A person entitled to

do so gives notice

of such an Early

Termination

Date under any

Hedging
Contract except

with approval

or as

may be

required

by clause
30.3

(
Unwinding

of Hedging
Contracts ).
(d)

Any Hedging Contract is terminated, cancelled, suspended, rescinded or revoked or otherwise
ceases

to

remain

in

full

force

and

effect

for

any

reason

except

with

approval

or

as

may

be
required by clause
30.3

(
Unwinding of Hedging Contracts ).
31.3

Financial covenants
The Obligors do not comply with clause
21
(Financial covenants) .
31.4

Value of security
The Borrowers do not comply with clause
26
(Minimum security value) .
31.5

Insurance
(a)

The Insurances of

a Mortgaged Ship

are not placed

and kept in

force in the

manner required
by clause
25.3

(
Coverage required ).
(b)

An Owner cancels

the Insurances of

its Mortgaged Ship as

required by clause
25 (
Insurances
).

(c)

Any insurer either:
(i)

cancels any such Insurances; or
(ii)

disclaims

liability

under

them

or

asserts

that

its

liability

under

them

is

or

should

be
reduced by reason of any mis-statement or failure or

default by any person.

31.6

Other obligations
(a)

An Obligor

does not

comply with

any provision

of the

Finance Documents

(other than

those
referred

to

in

clause
22.13

(
Sanctions
),

clause
31.1
(Non-payment),

clause
31.2

(
Hedging
Contracts ),
31.3
(Financial covenants) , clause
31.4
(Value of security) , clause
31.5

(
Insurance )
or in any other provision of this clause
31

(
Events of default)
).

(b)

No Event of Default under paragraph
(a)

above will occur if the Agent

considers that the failure
to comply

is capable

of

remedy

and

the

failure

is

remedied

within

10

Business

Days

of

the
earlier of (A)

the Agent giving notice

to the Borrowers and

(B) any of

the Borrowers or

any other
Obligor becoming aware of the failure to comply.

31.7

Misrepresentation
Any

representation

or

statement

made

or

deemed

to

be

made

by

an

Obligor

in

the

Finance
Documents or

any other

document delivered

by or

on behalf

of any

Obligor under

or in

connection
with any Finance Document is

or proves to have

been incorrect or misleading when made

or deemed
to be made.
31.8

Cross default

(a)

Any

Financial

Indebtedness

of

any

Group

Member

is

not

paid

when

due

nor

within

any
originally applicable grace period.

(b)

Any Financial Indebtedness of

any Group Member is

declared to be or

otherwise becomes due
and payable

prior to

its specified maturity

as a

result of an

event of

default (however described).

(c)

Any

commitment

for

any

Financial

Indebtedness

of

any

Group

Member

is

cancelled

or
suspended

by

a

creditor

of

that

Group

Member

as

a

result

of

an

event

of

default

(however
described).

(d)

The

counterparty

to

a

Treasury

Transaction

entered

into

by

any

Group

Member

becomes
entitled to terminate that Treasury Transaction early by reason of an event of default (however described).

(e)

Any creditor of any Group Member becomes entitled to declare any Financial Indebtedness of
that Group

Member due

and payable

prior to

its specified

maturity as

a result

of an

event of
default (however described).

(f)

No Event

of Default

will occur

under paragraphs
(a)

to
(e)

above if

the aggregate

amount of
Financial Indebtedness or commitment for

Financial Indebtedness falling within

paragraphs
(a)
to
(e)

above in the

case of the

Guarantor or any

other Group Member

other than the

Borrowers,
is less than $10,000,000 (or its equivalent in any other

currency or currencies).
31.9

Insolvency
(a)

A Group Member:
(i)

is unable or admits inability to pay its debts as they fall

due;
(ii)

is deemed to, or is declared to, be unable to pay its debts

under applicable law;
(iii)

suspends or threatens to suspend making payments on any of

its debts; or
(iv)

by reason of

actual or anticipated financial

difficulties, commences negotiations with one
or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)

The value

of the

assets

of

any Group

Member

is less

than its

liabilities

(taking into

account
contingent and prospective liabilities).

(c) A
moratorium

is

declared

in

respect

of

any

indebtedness

of

any

Group

Member.

If

a
moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused
by that moratorium.

31.10

Insolvency proceedings
(a)

Any corporate action, legal proceedings or other procedure

or step is taken in relation to:
(i)

the suspension of

payments, a moratorium

of any indebtedness,

winding-up, dissolution,
administration

or

reorganisation

(by

way

of

voluntary

arrangement,

scheme

of
arrangement

or

otherwise)

of

any

Group

Member

other

than

a

solvent

liquidation

or
reorganisation of any Group Member which is not an

Obligor;
(ii)

a composition, compromise, assignment or arrangement with any creditor of any Group
Member;

(iii)

the appointment of a liquidator (other

than in respect of a solvent

liquidation of a Group
Member

which

is

not

an

Obligor),

receiver,

administrative

receiver,

administrator,
compulsory manager

or other similar

officer in

respect of

any Group Member

or any of
its assets (including the directors

of any Group Member

requesting a person to

appoint
any such officer in relation to it or any of its assets);

or
(iv)

enforcement of any Security Interest over any assets of

any Group Member,
or any analogous procedure or step is taken in any jurisdiction.

(b)

Paragraph
(a)

above

shall

not

apply

to

any

winding-up

petition

(or

analogous

procedure

or
step) which is frivolous or vexatious and is discharged, stayed or dismissed within seven days
of commencement or, if earlier,

the date on which it is advertised.

31.11

Creditors’ process
(a)

Any

expropriation,

attachment,

sequestration,

distress,

execution

or

any

other

analogous
process

or

enforcement

action

(including

enforcement

by

a

landlord)

affects

any

asset

or
assets of any Group Member)

and is not discharged within seven days.

(b)

Any judgment or order is made against any Group Member and is not stayed or complied with
within seven days.

31.12

Unlawfulness and invalidity
(a)

It is

or becomes

unlawful

for

an Obligor

to perform

any

of its

obligations

under

the Finance
Documents or any Transaction Security ceases

to be effective.

(b)

Any obligation or obligations of any Obligor under any Finance Documents are not or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially
and adversely affects the interests of the Lenders

under the Finance Documents.

(c)

Any

Security

Interest

created

or

expressed

to

be

created

or

evidenced

by

the

Security
Documents ceases to be effective.
(d)

Any

Finance

Document

or

any

Transaction

Security

ceases

to

be

in

full

force

and

effect

or
ceases to

be legal,

valid, binding,

enforceable or

effective or

is alleged

by a

party to

it (other
than a Finance Party) to be ineffective for any reason.

(e)

Any Security Document does not create legal, valid, binding and enforceable security over the assets

charged

under

that

Security

Document

or

the

ranking

or

priority

of

such

security

is
adversely affected.

31.13

Cessation of business
Any Group Member (other

than a dormant solvent

Group Member the value

of whose assets is

less
than $100,000) suspends or

ceases to carry on (or

threatens to suspend or

cease to carry on)

all or
a material part of its business.

31.14

Expropriation
The

authority

or

ability

of

any

Group

Member

to

conduct

its

business

is

limited

or

wholly

or
substantially curtailed by

any seizure, expropriation,

nationalisation, intervention,

restriction or other
action by or on behalf of any governmental, regulatory or

other authority or other person in relation to
any Group Member or any of its assets.

31.15

Repudiation and rescission of Finance Documents
An Obligor

(or any

other relevant

party) rescinds

or purports

to rescind

or repudiates

or purports

to
repudiate a Finance

Document or any

of the Transaction Security

or evidences an

intention to rescind
or repudiate a Finance Document or any Transaction

Security.

31.16

Litigation
Either:
(a)

any

litigation,

alternative

dispute

resolution,

arbitration

or

administrative,

governmental,
regulatory or other investigations, proceedings or disputes

are commenced or threatened; or
(b)

any judgment

or order of

a court,

arbitral tribunal

or other

tribunal or any

order or sanction

of
any governmental or other regulatory body is made,
in

relation

to

any

Transaction

Document

or

the

transactions

contemplated

in

the

Transaction
Documents or against any Group Member or any of its assets, rights or revenues which has or might have a Material Adverse Effect.
31.17

Material Adverse Effect
Any event or circumstance (including any Environmental Incident or any change of law)

occurs which
the Majority Lenders reasonably

believe has, or might

have, or is reasonably

likely to have, a

Material
Adverse Effect.

31.18

Security enforceable
Any Security Interest (other than a

Permitted Maritime Lien) in respect of

Charged Property becomes
enforceable.

31.19

Arrest of Ship
Any

Mortgaged

Ship

is

arrested,

confiscated,

seized,

taken

in

execution,

impounded,

forfeited,
detained

in

exercise

or

purported

exercise

of

any

possessory

lien or

other

claim

and

the

relevant
Owner fails to procure the

release of such Ship within

a period of 10 days

thereafter (or such longer
period as may be approved).

31.20

Ship registration;

Classification
(a)

Except with approval, the

registration of any Mortgaged Ship

under the laws and

flag of its Flag
State is cancelled or terminated or,

where applicable, not renewed at least forty five

(45) days
prior to expiry of such registration or, if such Ship is only provisionally registered on the date of
its Mortgage, such Ship is not permanently

registered under such laws within 90

days of such
date.
(b)

The Classification of any Mortgaged Ship is withdrawn

by the relevant Classification Society.

31.21

Political risk
(a)

Either

(1)

the

Flag

State

of

any

Mortgaged

Ship

or

any

Relevant

Jurisdiction

of

an

Obligor
becomes involved

in hostilities or

civil war or

(2) there is

a seizure of

power in the

Flag State
or any

such Relevant

Jurisdiction by

unconstitutional means

and (in

either such

case) in

the
opinion of the Agent

such event or circumstance, has or

is reasonably likely to have,

a Material
Adverse Effect.
(b)

No Event of Default under paragraph
(a)

above will occur if:
(i)

in the

opinion of

the Agent

it is

practicable for

action to

be taken

by: the

Borrowers to
prevent the relevant event or circumstance having a Material

Adverse Effect; and
(ii)

the Borrowers take such action

to the Agent’s satisfaction

within 14 days of notice

from
the Agent (specifying the relevant action to be taken)

to do so.
31.22

Breach of Ministerial Decision
If the

Hellenic Republic is

the Flag

State of

a Mortgaged Ship,

the relevant

Owner commits any

breach
of or varies

or cancels the

Ministerial Decision (as

defined in the

relevant Mortgage)

with respect to
that Mortgaged Ship,

except with approval.
31.23

Acceleration
On and

at any

time after

the occurrence

of an

Event of

Default which

is continuing

the Agent

may,
and shall if so directed by the Majority Lenders:
(a)

by notice to the Borrowers:
(i)

declare that no withdrawals be made from any Account;
(ii)

cancel the Total

Commitments at which time they shall immediately be cancelled;
(iii)

declare that all or part of the Loan, together with

accrued interest, and all other amounts
accrued or outstanding under the Finance Documents be

immediately due and payable,
at which time they shall become immediately due and payable;

and/or
(iv)

declare

that

all

or

part

of

the

Loan

be

payable

on

demand,

at

which

time

it

shall
immediately become payable on

demand by the Agent

on the instructions

of the Majority
Lenders; and/or
(b)

exercise or

direct the

Security Agent

and/or any

other beneficiary

of the Security

Documents
to

exercise

any

or

all

of

its

rights,

remedies,

powers

or

discretions

under

the

Finance
Documents.

32

Position of Hedging Provider
32.1

Rights of Hedging Provider
The Hedging

Provider

is a

Finance

Party and

as such,

will be

entitled to

share

in the

Transaction
Security in respect

of any liabilities

of the Borrowers

under the Hedging

Contracts with the

Hedging
Provider in the manner and to the extent contemplated by the Finance

Documents.

32.2

No voting rights
The Hedging

Provider shall

not be

entitled to

vote on

any matter

where

a decision

of the

Lenders
alone is

required under

this Agreement,

whether before

or after

the termination

or close

out of

the
Hedging Contracts with the Hedging Provider, provided that the Hedging Provider shall be entitled to vote on any matter where a decision of all the Finance

Parties is expressly required.
32.3

Acceleration and enforcement of security
Neither the Agent

nor the

Security Agent

nor any other

beneficiary of the

Security Documents

shall
be obliged, in connection with

any action taken or proposed

to be taken under or

pursuant to clause
31

(
Events

of

Default
)

or

pursuant

to

the

other

Finance

Documents,

to

have

any

regard

to

the
requirements or

interests of

the Hedging

Provider except

to the

extent that

the Hedging

Provider is
also a Lender.
32.4

Close out of Hedging Contracts
(a)

The Hedging

Provider shall not

be entitled

to terminate or

close out

any Hedging

Contract or
any Hedging Transaction under it prior

to its stated maturity except:
(i)

if

the

Borrowers

have

not

paid

amounts

due

under

a

Hedging

Contract

and

such
amounts remain unpaid

for a period

of 30 days

after the due

date for payment

and the
Agent (acting on

the instructions

of the Majority

Lenders) consents

to such termination
or close out; or
(ii)

if the Agent takes any action under clause 31.23 (
Acceleration ); or
(iii)

if the

Loan and

other amounts

outstanding

under the

Finance Documents

(other

than
amounts outstanding under the Hedging Contracts) have

been repaid by the Borrowers
in full.
(b)

If there

is a

net amount

payable to

any Borrower

under a

Hedging Transaction

or a

Hedging
Contract upon its

termination and

close out, the

Hedging Provider

shall forthwith

pay that net
amount (together with interest earned on such amount) to the Security Agent for application in accordance with clause
38.1

(
Order of application ).
(c)

The

Hedging

Provider

(in

any

capacity)

shall

not

set-off

any

such

net

amount

against

or
exercise any right of combination in respect of any other

claim it has against a Borrower.

Section 8 -

Changes to Parties
33

Changes to the Lenders
33.1

Assignments by the Lenders
Subject to

this

clause
33
,

a Lender

(the
Existing

Lender
)

may

assign

any

of

its

rights under

any
Finance Document

to another

bank or

financial institution

or to

a trust,

fund or

other entity

which is
regularly

engaged

in

or

established

for

the

purpose

of

making,

purchasing

or

investing

in

loans,
securities or other financial assets (the New Lender
).

33.2

Borrower
consultation
An Existing Lender must

consult with the Borrowers for

no more than 10

Business Days before it

may
make

an

assignment

in

accordance

with

clause
33.1

(
Assignments

by

the

Lenders
)

unless

the
assignment is:
(a)

to another Lender or an Affiliate of any Lender;
(b)

to a fund which is a Related Fund of that Existing Lender;

(c)

to the

Arranger or

an Affiliate

of the

Arranger and

made in

connection

with the

facilitation of
primary syndication of the Facility; and
(d)

made at a time when an Event of Default is continuing.
33.3

Other conditions of assignment
(a)

An assignment will only be effective:
(i)

on

receipt

by

the

Agent

of

written

confirmation

from

the

New

Lender

(in

form

and
substance

satisfactory

to

the

Agent)

that

the

New

Lender

will

assume

the

same
obligations to the Borrowers and the other Finance Parties as it would have been under if it had been an Original Lender;
(ii)

on the New Lender entering into any

documentation required for it to accede

as a party
to any

Security

Document

to which

the

Existing Lender

is a

party

in

its capacity

as a
Lender and,

in relation

to such

Security Documents,

completing any

filing, registration
or notice requirements;
(iii)

on the

performance by

the Agent

of all

necessary “know your

customer” or

similar checks
under all applicable laws

and regulations relating to

any person that it

is required to

carry
out in relation

to such assignment

to a New

Lender, the

completion of which

the Agent
shall promptly notify to the Existing Lender and the New Lender;

and
(iv)

if that Existing Lender assigns equal fractions of its Commitment and participation in the
Loan and each Utilisation (if any) under the Facility.

(b)

Each New Lender,

by executing the

relevant Transfer

Certificate, confirms, for

the avoidance
of doubt, that

the Agent

has authority

to execute on

its behalf any

amendment or

waiver that
has been approved by

or on behalf of

the requisite Lender

or Lenders in

accordance with the
Finance

Documents

on

or

prior

to

the

date

on

which

the

assignment

becomes

effective

in
accordance

with

the

Finance

Documents

and

that

it

is

bound

by

that

decision

to

the

same
extent as the Existing Lender would have been had it remained a Lender.

33.4

Fee and expenses
The New Lender shall,

on the date

upon which an

assignment takes effect,

pay to the

Agent (for its
own account) a fee of $10,000.
33.5

Transfer costs and expenses

relating to security
The New Lender shall, promptly on demand, pay the Agent and

the Security Agent the amount of:
(a)

all costs

and expenses

(including

legal fees)

incurred by

the Agent

or the

Security Agent

to
facilitate the accession by the New Lender to, or assignment or transfer to the New Lender of,
any

Security

Document

and/or

the

benefit

of

any

Security

Document

and

any

appropriate
registration of any such accession or assignment or transfer;

and
(b)

any cost,

loss or

liability the

Agent or

the Security

Agent incurs

in relation

to all

stamp duty,
registration and other

similar Taxes

payable in respect

of any such

accession, assignment or
transfer.
33.6

Limitation of responsibility of Existing Lenders
(a)

Unless

expressly

agreed

to

the

contrary,

an

Existing

Lender

makes

no

representation

or
warranty and assumes no responsibility to a New Lender

for:
(i)

the

legality,

validity,

effectiveness,

adequacy

or

enforceability

of

the

Finance
Documents, the Transaction Security

or any other documents;
(ii)

the financial condition of any Obligor;
(iii)

the performance

and observance

by any

Obligor or

any other

person of

its obligations
under the Finance Documents or any other documents;
(iv)

the application of any Basel Regulation

to the transactions contemplated by the Finance
Documents; or
(v)

the accuracy

of any statements

(whether written

or oral)

made in

or in connection

with
any Finance Document or any other document,
and any representations or warranties implied by law are

excluded.

(b)

Each New Lender confirms to the Existing Lender and

the other Finance Parties that it:
(i)

has

made

(and

shall

continue

to

make)

its

own

independent

investigation

and
assessment of:
(A)

the

financial

condition

and

affairs

of

the

Obligors

and

their

related

entities

in
connection with its participation in this Agreement; and
(B)

the application

of any

Basel Regulation

to the

transactions contemplated

by the
Finance Documents;
and has not relied exclusively on

any information provided to it by

the Existing Lender or
any

other

Finance

Party

in

connection

with

any

Transaction

Document

or

the
Transaction Security;

(ii)

will

continue

to

make

its

own

independent

appraisal

of

the

application

of

any

Basel
Regulation to the transactions contemplated by the Finance

Documents; and
(iii)

will

continue

to

make

its

own

independent

appraisal

of

the

creditworthiness

of

each
Obligor

and

its related

entities

whilst

any amount

is or

may be

outstanding

under

the
Finance Documents or any Commitment is in force.

(c)

Nothing in any Finance Document obliges an Existing

Lender to:
(i)

accept

a

re-assignment

from

a

New

Lender

of

any

of

the

rights

assigned

under

this
clause
33
; or
(ii)

support any

losses

directly

or indirectly

incurred

by the

New

Lender

by reason

of

the
non-performance by

any Obligor

of its

obligations under

any Transaction

Document or
by reason

of the

application of

any Basel

Regulation to

the transactions

contemplated
by the Transaction Documents or otherwise.

33.7

Procedure available for assignment
(a)

Subject to

the conditions

set

out in

clause
33.2
(Borrower

consent)

and clause
33.3
(Other
conditions of

assignment)

an assignment

may be

effected in

accordance with

paragraph
(d)
below when

(a) the Agent

executes an

otherwise duly

completed Transfer

Certificate and

(b)
the

Agent

executes

any

document

required

under

paragraph
(a)

of

clause
33.3
(Other
conditions of assignment)
which it may be

necessary for it to

execute in each

case delivered
to it by the Existing Lender and the New Lender

duly executed by them and, in the case of any
such

other

document,

any

other

relevant

person.

The

Agent

shall,

subject

to

paragraph
(b)
below,

as soon

as reasonably

practicable after

receipt by

it of

a Transfer

Certificate and

any
such other document

each duly completed,

appearing on

its face to

comply with

the terms of
this Agreement

and

delivered

in

accordance

with

the

terms

of this

Agreement,

execute

that
Transfer Certificate and such other

document.

(b)

The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing
Lender and the

New Lender

once it is

satisfied it has

complied with all

necessary “know your
customer” or

other similar

checks under

all applicable

laws and

regulations in

relation to

the
assignment to such New Lender.

(c)

The Obligors who are Parties and the other Finance Parties irrevocably authorise the Agent to execute any Transfer Certificate on their

behalf without any consultation with them.

(d)

On the Transfer Date:
(i)

the Existing

Lender will assign

absolutely to the

New Lender

the rights

under the

Finance
Documents expressed to be the subject of the assignment in

the Transfer Certificate;
(ii)

the Existing Lender will be released by each Obligor and the other Finance Parties from the obligations owed by it (the Relevant Obligations) and expressed to be the subject of the release

in the

Transfer

Certificate (but

the obligations

owed by

the Obligors

under
the Finance Documents shall not be released); and
(iii)

the New

Lender shall

become

a Party

as a

“Lender”

and will

be bound

by obligations
equivalent to the Relevant Obligations.

(e)

Lenders may utilise

procedures other than

those set out

in this clause
33.7
to assign their

rights
under the Finance

Documents (but

not, without

the consent

of the relevant

Obligor or

unless
in

accordance

with

this

clause
33.7
to

obtain

a

release

by

that

Obligor

from

the

obligations

owed to

that Obligor

by the

Lenders nor

the assumption

of equivalent

obligations

by a

New
Lender) provided that

they comply with

the conditions set

out in clause
33.2
(Borrower consent)
and clause
33.3
(Other conditions of assignment)
.

33.8

Copy of Transfer Certificate

to Borrowers
The Agent

shall, as

soon as

reasonably practicable

after it

has executed

a Transfer

Certificate and
any other

document required

under paragraph
(a)

of clause
33.3
(Other conditions

of assignment)
,
send a copy of that Transfer Certificate

and such other documents to the Borrowers.

33.9

Security over Lenders’ rights
In addition

to the

other rights

provided

to

Lenders under

this clause

34,

each Lender

may without
consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create
a Security Interest in

or over (whether by

way of collateral or

otherwise) all or any

of its rights under
any Finance Document to secure obligations of that Lender including,

without limitation:
(a)

any charge, assignment or other Security Interest to secure

obligations to a federal reserve or
central bank; and
(b)

any

charge,

assignment

or

other

Security

Interest

granted

to

any

holders

(or

trustee

or
representatives of holders) of obligations

owed, or securities issued, by

that Lender as security
for those obligations or securities,

except that no such charge, assignment or other Security

Interest shall:
(i)

release a Lender from any of its obligations under the

Finance Documents or substitute
the

beneficiary

of

the

relevant

charge,

assignment

or

other

Security

Interest

for

the
Lender as a party to any of the Finance Documents; or
(ii)

require any

payments to

be made

by an Obligor

other than

or in

excess of,

or grant

to
any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.
34

Changes to the Obligors
34.1

Assignment or transfer
No Obligor may

assign any of

its rights or

transfer any

of its rights

or obligations

under the Finance
Documents.

Section 9 -

The Finance Parties
35

Roles of Agent, Security Agent and Arranger
35.1

Appointment of the Agent and Security Agent
Each other Finance Party (other than the Security Agent)

appoints:
(a)

the Agent to act as its agent under and in connection with the

Finance Documents;
and
(b)

the Security Agent to act as its agent and as trustee

under the Finance Documents to which

it
is or is intended to be a party.
35.2

Security Agent as trustee
The Security Agent

declares that it

holds the Security

Property on trust

for itself and

the other Finance
Parties on the terms contained in this Agreement.

35.3

Authorisation of Agent and Security Agent
Each of the Finance Parties authorises the Agent and

the Security Agent:
(a)

to

perform

the

duties,

obligations

and

responsibilities

and

to

exercise

the

rights,

powers,
authorities and discretions specifically given to the Agent or (as the case may be) the Security
Agent under

or in

connection with

the Finance

Documents together

with any

other incidental
rights, powers, authorities and discretions; and
(b)

to execute each of the Finance Documents

and all other documents that may

be approved by
the Majority Lenders for execution by it.

35.4

Instructions to Agent and the Security Agent
(a)

The Agent and the Security Agent shall:
(i)

subject to

paragraphs
(d)

and
(e)

below,

exercise or

refrain from

exercising any

right,
power, authority or discretion

vested in it as Agent or (as the case

may be) the Security
Agent in accordance with any instructions given to it by:
(A)

all Lenders if

the relevant Finance Document stipulates the

matter is an all

Lender
decision; and
(B)

in all other cases, the Majority Lenders; and
(ii)

not be

liable for

any act

(or

omission) if

it acts

(or refrains

from acting)

in accordance
with paragraph
(i)

above (or, if the relevant Finance Document stipulates the matter is a
decision

for

any

other

Finance

Party

or

group

of

Finance

Parties,

in

accordance

with
instructions given to it by that Finance Party or group of

Finance Parties).

(b)

The Agent

and the

Security

Agent shall

be entitled

to

request instructions,

or clarification

of
any instruction, from the Majority

Lenders (or, if

the relevant Finance Document stipulates

the
matter is a decision for any other Finance Party or group of

Finance Parties, from that Finance
Party or

group of

Finance

Parties) as

to whether,

and

in what

manner,

it should

exercise or
refrain from exercising

any right, power,

authority or discretion

and the Agent

or (as the

case

may

be)

the

Security

Agent

may

refrain

from

acting

unless

and

until

it

receives

those
instructions or that clarification.

(c)

Save in the case of decisions stipulated to be a matter for any other Finance Party or group of
Finance

Parties

under

the

relevant

Finance

Document

and,

unless

a

contrary

indication
appears in a

Finance Document,

any instructions given

to the Agent

or (as the

case may be)
the Security Agent

by the Majority Lenders

shall override any

conflicting instructions given

by
any other Parties and will be binding on all Finance Parties.

(d)

Paragraph
(a)

above shall not apply:
(i)

where a contrary indication appears in a Finance Document;
(ii)

where a Finance

Document requires the Agent

or the Security Agent

to act in

a specified
manner or to take a specified action;
(iii)

in

respect

of

any

provision

which

protects

the

Agent’s

or

the

Security

Agent’s

own
position in its personal capacity as opposed

to its role of the Agent

or the Security Agent
for the Finance Parties including, without limitation, clauses
35.9
(No duty to account)

to
clause
35.14
(Exclusion

of

liability)
,

clause
35.19
(Confidentiality)

to

clause
36.6
(Custodians

and

nominees)

and

clauses
36.9
(Acceptance

of

title)

to
36.12
(Disapplication of Trustee

Acts)
.

(e)

If giving

effect

to

instructions

given

by any

other

Finance

Party

or

group

of

Finance

Parties
would

(in

the

Agent’s

or

(as

the

case

may

be)

the

Security

Agent’s

opinion)

have

an

effect
equivalent

to

an

amendment

or

waiver

which

is

subject

to

clause
47

(
Amendments

and
waivers
), the Agent or

(as the case may

be) the Security Agent shall

not act in accordance

with
those instructions unless consent

to it so acting is

obtained from each Party (other

than itself)
whose consent would have been required in respect of

that amendment or waiver.

(f)

The Agent or the Security Agent may refrain from acting in

accordance with any instructions of
any other

Finance Party

or group

of Finance

Parties until

it has

received any

indemnification
and/or security

that it

may in

its discretion

require (which

may be

greater in

extent than

that
contained in the Finance

Documents and which may

include payment in advance)

for any cost,
loss or

liability (together

with any

applicable VAT)

which it

may incur

in complying

with those
instructions.

(g)

Without prejudice to the provisions of

clause
37
(Enforcement of Transaction Security)

and the
remainder of this

clause
35
, in the

absence of

instructions, the

Agent and the

Security Agent
may act (or refrain from acting) as it considers to be in the best interest of the Lenders.

35.5

Legal or arbitration proceedings
Neither

the

Agent

nor

the

Security

Agent

is

authorised

to

act

on

behalf

of

another

Finance

Party
(without first

obtaining that

Finance Party’s

consent) in

any legal

or arbitration

proceedings relating
to any

Finance

Document.

This clause
35.5

shall

not

apply

to any

legal or

arbitration

proceeding
relating

to

the

perfection,

preservation

or

protection

of

rights

under

the

Security

Documents

or
enforcement of the Transaction Security.

35.6

Duties of the Agent
and the Security Agent
(a)

The

Agent’s

and

the

Security

Agent’s

duties

under

the

Finance

Documents

are

solely
mechanical and administrative in nature.

(b)

Subject to

paragraph
(c)

below,

the Agent

or (as

the case

may be)

the

Security Agent

shall
promptly:
(i)

(in the case

of the Security

Agent) forward to

the Agent a

copy of any

document received
by the Security Agent from any Obligor under any Finance Document;

and
(ii)

forward to a Party the

original or a copy of any

document which is delivered to the Agent
or (as the case may be) the Security Agent for that Party

by any other Party.

(c)

Without

prejudice

to

clause
33.8
(Copy

of

Transfer

Certificate
to

Borrowers)
,

paragraph
(b)
above shall not apply to any Transfer

Certificate.

(d)

Except where a

Finance Document

specifically provides

otherwise, neither

the Agent nor

the
Security Agent is

obliged to review

or check the

adequacy,

accuracy or completeness

of any
document it forwards to another Party.

(e)

Without prejudice

to clause
38.12
(Notification of

prescribed events)
, if

the Agent

or the

Security
Agent receives notice

from a Party

referring to this

Agreement, describing a Default

and stating
that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)

If the Agent is

aware of the non-payment of

any principal, interest, commitment fee or

other fee
payable to a Finance Party

(other than the Agent or

the Arranger or the Security

Agent for their
own account) under this Agreement, it shall promptly notify th

e

other Finance Parties.

(g)

The Agent and the Security Agent

shall have only those duties, obligations and

responsibilities
expressly specified

in the

Finance Documents

to which

it is

expressed to

be a

party (and

no
others shall be implied).

35.7

Role of the Arranger and Sustainability Co-ordinator
Except as

specifically provided

in the

Finance Documents,

the Arranger

and the

Sustainability Co-
ordinator have no obligations of any

kind to any other Party under or in

connection with any Finance
Document or the transactions contemplated by the Finance

Documents.

35.8

No fiduciary duties
Nothing

in

any

Finance

Document

constitutes

the

Agent,

the

Security

Agent,

the

Arranger

or

the
Sustainability Co-ordinator as a trustee or fiduciary

of any other person except to the extent that the,
the

Security

Agent

acts

as trustee

for

the

other

Finance

Parties

pursuant

to

clause
35.2
(Security
Agent as trustee) .
35.9

No duty to account
None of the Agent, the Security Agent,

the Arranger or the Sustainability Co-ordinator shall be bound to account to any other Finance Party

for any sum or the profit element of

any sum received by it for
its own account.

35.10

Business with the Group
The

Agent,

the

Security

Agent

and

the

Arranger

may

accept

deposits

from,

lend

money

to

and
generally engage in

any kind of banking

or other business

with any Obligor

or other Group

Member
or their Affiliates.

35.11

Rights and discretions of the Agent and the Security Agent
(a)

The Agent and the Security Agent may:
(i)

rely

on

any

representation,

communication,

notice

or

document

believed

by

it

to

be
genuine, correct and appropriately authorised;
(ii)

assume that:
(A)

any instructions

received

by

it from

the

Majority

Lenders,

any Lenders

or other
Finance Parties or

any group of

Lenders or other

Finance Parties are

duly given
in accordance with the terms of the Finance Documents;

(B)

unless it has received

notice of revocation, that

those instructions have not

been
revoked; and
(C)

in the case of the Security Agent, if it receives any instructions to act in relation to the

Transaction

Security,

that

all

applicable

conditions

under

the

Finance
Documents for so acting have been satisfied; and
(iii)

rely on a certificate from any person:
(A)

as to any

matter of

fact or

circumstance which

might reasonably

be expected

to
be within the knowledge of that person; or
(B)

to the

effect that such

person approves of

any particular dealing,

transaction, step,
action or thing,
as sufficient evidence that that is the case and, in

the case of paragraph
(A)

above, may
assume the truth and accuracy of that certificate.

(b)

The Agent and

the Security

Agent may assume

(unless it has

received notice

to the contrary
in its capacity as agent or

(as the case may be) security

trustee for the other Finance Parties)
that:
(i)

no Notifiable Debt Purchase Transaction:
(A)

has been entered into;
(B)

has been terminated; or
(C)

has ceased to be with a Guarantor Affiliate;
(ii)

no Default has occurred

(unless (in the case

of the Agent) it has

actual knowledge of a
Default arising under clause
31.1

(
Non-payment ));
(iii)

any

right,

power,

authority

or

discretion

vested

in

any

Party

or

any

group

of

Finance
Parties has not been exercised; and
(iv)

any notice

or request

made by

the Borrowers

(other than

(in the

case of

the Agent)

a
Utilisation Request or

Selection Notice)

is made on

behalf of and

with the consent

and
knowledge of all the Obligors.

(c)

Each of

the Agent

and the

Security Agent

may engage

and pay

for the

advice or

services of
any

lawyers,

accountants,

tax

advisers,

insurance

consultants,

ship

managers,

valuers,
surveyors or other professional advisers or experts.

(d)

Without prejudice to the generality of paragraph
(c)

above or paragraph
(e)

below, each of the
Agent and the Security Agent may at any time engage and pay for the services of any lawyers to act

as independent counsel

to it

(and so

separate from any

lawyers instructed by

the Lenders
or any other Finance Party) if it, in its reasonable opinion,

deems this to be desirable.

(e)

Each of the

Agent and the

Security Agent may

rely on

the advice or

services of

any lawyers,
accountants, tax advisers,

insurance consultants,

ship managers, valuers,

surveyors or other
professional advisers or experts (whether obtained by it

or by any other Party) and shall

not be
liable for any

damages, costs

or losses

to any person,

any diminution

in value or

any liability
whatsoever arising as a result of its so relying.

(f)

The

Agent,

the

Security

Agent,

any

Receiver

and

any

Delegate

may

act

in

relation

to

the
Finance Documents,

the Transaction

Security and

the Security

Property through

its officers,
employees and agents and shall not:
(i)

be liable for any error of judgment made by any such

person; or
(ii)

be bound to supervise,

or be in any

way responsible for

any loss incurred by

reason of
misconduct, omission or default on the part, of any such

person,
unless

such

error

or

such

loss

was

directly

caused

by

the

Agent’s,

the

Security

Agent’s,
Receiver’s or Delegate’s gross negligence or wilful misconduct.

(g)

Unless any Finance Document expressly specifies

otherwise, the Agent or the Security Agent
may disclose to any other

Party any information it reasonably believes

it has received as agent
or security trustee under this Agreement.

(h)

Without prejudice to the generality of paragraph (g) above, the

Agent:
(i)

may disclose; and
(ii)

on the

written request of

a Borrower or

the Majority Lenders

shall, as soon

as reasonably
practicable, disclose,
the identity of a Defaulting Lender to the other Finance

Parties and the Borrowers.
(i)

Notwithstanding

any

other

provision

of

any

Finance

Document

to

the

contrary,

none

of

the
Agent, the Security Agent nor the Arranger is obliged to do or omit to do anything if it would or
might in

its reasonable

opinion constitute

a breach

of any

law or

regulation or

a breach

of a
fiduciary duty or duty of confidentiality.

(j)

Notwithstanding any provision of any Finance Document to the contrary, neither the Agent nor the Security

Agent is

obliged to

expend or

risk its

own funds

or otherwise

incur any

financial
liability in

the performance

of its

duties,

obligations

or responsibilities

or the

exercise

of any
right, power, authority

or discretion if it has grounds for

believing the repayment of such funds
or adequate

indemnity against,

or security

for,

such risk

or liability

is not

reasonably assured
to it.

(k)

Neither the Agent nor the Arranger

shall be obliged to request any certificate,

opinion or other
information

under

clause
20
(Information

undertakings)

unless

so

required

in

writing

by

a
Lender or the Hedging Provider,

in which case the Agent shall promptly

make the appropriate

request

of

the

Borrowers

if

such

request

would

be

in

accordance

with

the

terms

of

this
Agreement.

35.12

Responsibility for documentation and other matters
None of the Agent, the Security Agent, the

Arranger, the

Sustainability Co-ordinator any Receiver or
any Delegate is responsible or liable for:
(a)

the adequacy,

accuracy or completeness of any

information (whether oral or written)

supplied
by the

Agent, the

Security Agent,

the Arranger,

the Sustainability

Co-ordinator,

an Obligor

or
any

other

person

in

or

in

connection

with

any

Finance

Document

or

the

transactions
contemplated in

the Finance

Documents or

any other

agreement, arrangement

or document
entered

into,

made

or

executed

in

anticipation

of,

under

or

in

connection

with

any

Finance
Document;
(b)

the legality,

validity,

effectiveness,

adequacy or

enforceability of

any Transaction

Document,
the Transaction Security

or any

other agreement,

arrangement or document

entered into,

made
or

executed

in

anticipation

of,

under

or

in

connection

with

any

Transaction

Document,

the
Transaction Security or the Security

Property;
(c)

the

application

of

any

Basel

Regulation

to

the

transactions

contemplated

by

the

Finance
Documents;
(d)

(in the case of the Security Agent) any loss to the Security

Property arising in consequence of
the failure, depreciation or loss of any Charged

Property or any investments made or retained
in good faith or by reason of any other matter or thing;
(e)

the failure

of any

Obligor or

any other

party to

perform its

obligations under

any Transaction
Document or the financial condition of any such person;

(f)

(save as otherwise provided in this clause
35
) taking or omitting to take any other action under
or in relation to the Security Documents;

(g)

any other beneficiary

of a Security

Document failing

to perform

or discharge

any of

its duties
or obligations under any Finance Document; or
(h)

any determination

as to

whether

any information

provided

or to

be

provided

to

any Finance
Party

is

non-public

information

the

use

of

which

may

be

regulated

or

prohibited

by

any
applicable law or regulation relating to insider dealing or

otherwise.

35.13

No duty to monitor
Neither the Agent nor the Security Agent shall be bound to

enquire:
(a)

whether or not any Default has occurred;
(b)

as

to

the

performance,

default

or

any

breach

by

any

Party

or

any

Obligor

of

its

obligations
under any Finance Document; or
(c)

whether any other event specified in any Finance Document has occurred.

35.14

Exclusion of liability
(a)

Without

limiting

paragraph
(b)

below

(and

without

prejudice

to

any

other

provision

of

any
Finance

Document

excluding

or

limiting

the

liability

of

the

Agent,

the

Security

Agent,

the

Sustainability Co-ordinator,

any Receiver or Delegate), none of the Agent, the Security

Agent,
any Receiver nor any

Delegate will be liable (including, without

limitation, for negligence or any
other category of liability whatsoever) for:
(i)

any

damages,

costs

or

losses

to

any

person,

any

diminution

in

value,

or

any

liability
whatsoever arising as

a result of

taking or not

taking any action

under or in

connection
with any Finance Document or the Security

Property, unless directly caused by its gross
negligence or wilful misconduct;
(ii)

exercising, or not exercising, any right, power,

authority or discretion given to it by,

or in
connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or

executed in anticipation of, under

or in
connection with, any Finance Document or the Security

Property;
(iii)

any shortfall which arises on the enforcement or realisation of the Security Property; or
(iv)

without prejudice

to the generality

of paragraphs
(i)

to
(iii)

above, any

damages, costs,
losses, any diminution in value or any liability whatsoever arising as a result of:
(A)

any act, event or circumstance not reasonably within its

control; or
(B)

the general risks of investment in, or the holding of assets in, any jurisdiction,
including (in each case

and without limitation)

such damages, costs, losses,

diminution
in

value

or

liability

arising

as

a

result

of:

nationalisation,

expropriation

or

other
governmental

actions;

any

regulation,

currency

restriction,

devaluation

or

fluctuation;
market conditions

affecting

the execution

or settlement

of transactions

or the

value of
assets (including

any Disruption

Event), breakdown,

failure or

malfunction of

any third
party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism,

insurrection or revolution; or strikes or industrial action.

(b)

No

Party

(other

than

the

Agent,

the

Security

Agent,

the

Sustainability

Co-ordinator,

that
Receiver

or

that

Delegate

(as

applicable))

may

take

any

proceedings

against

any

officer,
employee or agent

of the Agent,

the Security Agent,

the Sustainability Co-ordinator, a Receiver
or a Delegate in

respect of any

claim it might

have against the

Agent, the Security

Agent, the
Sustainability Co-ordinator,

a Receiver

or a

Delegate

or in

respect of

any act

or omission

of
any kind

by that

officer,

employee

or agent

in relation

to

any

Transaction

Document

or

any
Security

Property

and

any

officer,

employee

or

agent

of

the

Agent,

the

Security

Agent,

the
Sustainability Co-ordinator, a Receiver or a Delegate may rely on this clause subject to clause
1.4
(Third party rights)

and the provisions of the Third Parties Act.

(c)

Neither

of

the

Agent

or

the

Security

Agent

will

be

liable

for

any

delay

(or

any

related
consequences) in crediting an account

with an amount required under

the Finance Documents
to be paid by it if it has taken all necessary steps as soon as reasonably practicable to comply
with the regulations

or operating procedures

of any recognised

clearing or settlement

system
used by it for that purpose.

(d)

Nothing in any

Finance Document

shall oblige

the Agent,

the Sustainability

Co-ordinator,

the
Security Agent or the Arranger to carry out
(i)

any “know your customer” or other checks in relation to

any person; or
(ii)

any check

on the

extent to

which any

transaction contemplated

by any

of the

Finance
Documents might

be unlawful

for any

Finance Party

or for

any Affiliate

of any

Finance
Party or for any Affiliate of any Finance Party,

on behalf of any other Finance

Party and each other Finance Party

confirms to the Agent, the
Security Agent, the Sustainability Co-ordinator and the Arranger that it is solely responsible for
any such checks it is required to carry out and that it may not rely on any statement in relation
to such checks made by the Agent, the Security Agent

or the Arranger.

(e)

Without prejudice

to any

provision of

any Finance

Document excluding

or limiting

the liability
of the

Agent, the Security

Agent, the Sustainability

Co-ordinator, any Receiver or

any Delegate,
any liability of

the Agent,

the Security

Agent, the

Sustainability Co-ordinator,

any Receiver

or
any

Delegate

arising

under

or

in

connection

with

any

Finance

Document

or

the

Security
Property

shall

be

limited

to

the

amount

of

actual

loss

which

has

been

finally

judicially
determined

to

have

been suffered

(as

determined

by

reference to

the

date

of default

of the
Agent, the Security

Agent, the Sustainability

Co-ordinator,

Receiver or Delegate

(as the case
may be)

or,

if later,

the date

on which

the loss

arises as

a result

of such

default) but

without
reference to any special

conditions or circumstances

known to the Agent,

the Security Agent,
the Sustainability Co-ordinator,

Receiver or Delegate

(as the case may

be) at any

time which
increase

the

amount

of

that

loss.

In

no

event

shall

the

Agent,

the

Security

Agent,

the
Sustainability

Co-ordinator,

any

Receiver

or

any

Delegate

be

liable

for

any

loss

of

profits,
goodwill, reputation, business opportunity

or anticipated saving,

or for special,

punitive, indirect
or consequential damages, whether

or not the

Agent, the Security

Agent, the Sustainability Co-
ordinator,

Receiver

or Delegate

(as the

case may

be) has

been advised

of the

possibility of
such loss or damages.

35.15

Lenders’ indemnity to the Agent and others
(a)

Each

Lender

shall

(in

proportion

to

its

share

of

the

Total

Commitments

or,

if

the

Total
Commitments are

then zero,

to its share

of the Total

Commitments immediately

prior to their
being

reduced

to

zero)

indemnify

the

Agent,

the

Security

Agent,

every

Receiver

and

every
Delegate,

within

three

Business

Days

of

demand,

against

any

Losses

(including,

without
limitation, for negligence or any other category of liability whatsoever) incurred by any of them
(otherwise than by

reason of the

relevant Agent’s,

Security Agent’s,

Receiver’s or Delegate’s
gross

negligence

or

wilful

misconduct)

(or,

in

the

circumstances

contemplated

pursuant

to
clause
41.10

(Disruption

to

payment

systems

etc,

notwithstanding

the

Agent’s

negligence,
gross

negligence,

or

any

other

category

of

liability

whatsoever

but

not

including

any

claim
based

on

the

fraud

of

the

Agent)

in

acting

as

Agent,

Security

Agent,

Receiver

or

Delegate
under,

or

exercising

any

authority

conferred

under,

the

Finance

Documents

(unless

the
relevant

Agent,

Security

Agent,

Receiver

or

Delegate

has

been

reimbursed

by

an

Obligor
pursuant to a Finance Document).

(b)

Subject to

paragraph
(c)

below,

the

Borrowers

shall immediately

on

demand

reimburse

any
Lender for any payment that Lender makes to

the Agent or the Security Agent or any Receiver
or Delegate pursuant to paragraph
(a)

above.

(c)

Paragraph
(b)

above

shall

not

apply

to

the

extent

that

the

indemnity

payment

in

respect

of
which the Lender claims reimbursement relates to a liability of the Agent or the Security Agent to an Obligor.

35.16

Resignation of the Agent
or the Security Agent
(a)

The Agent or

the Security

Agent may resign

and appoint one

of its Affiliates

as successor

by
giving notice to the other Finance Parties and the Borrowers.

(b)

Alternatively the Agent or the Security Agent may

resign by giving 30 days’ notice to the other
Finance

Parties

and

the

Borrowers,

in

which

case

the

Majority

Lenders

may

appoint

a
successor Agent or Security Agent.

(c)

If the Majority Lenders have not appointed a successor Agent or

Security Agent in accordance
with paragraph
(b)

above within 20

days after notice

of resignation was

given, the retiring

Agent
or Security

Agent (after

consultation with

(in the

case of

the Agent)

the Borrowers

or (in

the
case of the Security Agent) the Agent) may appoint a

successor Agent or Security Agent.

(d)

If the Agent

or Security Agent

wishes to resign

because (acting reasonably)

it has concluded
that it is no

longer appropriate for it to

remain as agent or trustee and

the Agent or (as the case
may

be)

Security

Agent

is

entitled

to

appoint

a

successor

Agent

or

(as

the

case

may

be)
Security Agent under paragraph
(c)

above, the Agent or

(as the case may

be) Security Agent
may (if it

concludes (acting

reasonably) that

it is necessary

to do so

in order to

persuade the
proposed successor

Agent or (as

the case may

be) Security

Agent to become

a party

to this
Agreement

as

Agent

or

(as

the

case

may

be)

Security

Agent)

agree

with

the

proposed
successor Agent

or (as

the case

may be)

Security Agent

amendments to

this clause
35

and
any other term of

this Agreement dealing

with the rights

or obligations of the

Agent or (as the
case may be) Security Agent consistent

with then current market practice for

the appointment
and

protection

of

corporate

trustees

together

with

any

reasonable

amendments

to

the

fee
payable

to

it

in

its

capacity

as

Agent

or

(as

the

case

may

be)

Security

Agent

under

this
Agreement which are

consistent with the successor

Agent’s or (as

the case may be)

Security
Agent’s normal fee rates and those amendments

will bind the Parties.
(e)

The retiring

Agent or

Security Agent

shall make

available to

the successor

Agent or

Security
Agent such

documents and

records and

provide such

assistance as

the successor

Agent or
Security Agent may

reasonably request for

the purposes

of performing its

functions as

Agent
or (as the case

may be) Security

Agent under the Finance

Documents.

The Borrowers shall,
within three

Business Days

of demand,

reimburse the

retiring Agent

or (as

the case may

be)
Security Agent

for the

amount of

all costs

and expenses

(including legal

fees) (together

with
any applicable

VAT)

properly incurred

by it

in making

available such

documents and

records
and providing such assistance.

(f)

The Agent’s or Security Agent’s resignation

notice shall only take effect upon:
(i)

the appointment of a successor; and
(ii)

(in

the

case

of

the

Security

Agent)

the

transfer

or

assignment

of

all

the

Transaction
Security and the other Security Property to that successor and any appropriate filings or registrations, any notices

of transfer

or assignment

and the

payment of

any fees

or duties
related to such transfer or assignment which the Security Agent considers necessary or advisable have been duly completed.

(g)

Upon the appointment of a successor, the retiring Agent or Security Agent shall be discharged from

any

further

obligation

in

respect

of

the

Finance

Documents

(other

than

its

obligations
under paragraph
(b)

of clause
36.10
(Winding up

of trust)

and paragraph
(e)

above) but shall
remain entitled to the benefit of clauses
15.3
((Indemnity to the Agent and the Security

Agent)
and
15.4
(Indemnity concerning security)

and
this clause
35

(and any agency or other fees for
the account of the retiring Agent

or Security Agent in its capacity as

such shall cease to accrue
from (and shall

be payable on)

that date).

Any successor and

each of the

other Parties

shall
have

the

same

rights

and

obligations

amongst

themselves

as

they

would

have

had

if

that
successor had been an original Party.

(h)

The Agent shall resign in accordance

with paragraph
(b)

above (and, to the extent applicable,
shall

use

reasonable

endeavours

to

appoint

a

successor

Agent

pursuant

to

paragraph
(c)
above) if on or

after the date which

is three Months before the

earliest FATCA Application Date
relating to any payment to the Agent under the Finance Documents,

either:

(i)

the Agent fails to

respond to a request

under clause
13.8
(FATCA Information) and the
Borrowers or a

Lender reasonably believes

that the Agent

will not

be (or

will have

ceased
to be) a FATCA

Exempt Party on or after that FATCA

Application Date;
(ii)

the

information

supplied

by

the

Agent

pursuant

to

clause
13.8

(FATCA

Information)
indicates that

the Agent

will not

be (or will

have ceased

to be) a

FATCA

Exempt Party
on or after that FATCA

Application Date; or
(iii)

the Agent notifies the Borrowers and the Lenders that the Agent will not be (or will have ceased to be) a FATCA

Exempt Party on or after that FATCA

Application Date,
and (in each case) the Borrowers or a Lender reasonably believes that a

Party will be required
to make

a FATCA

Deduction that

would not

be required

if the

Agent were

a FATCA

Exempt
Party, and the

Borrowers or that Lender, by

notice to the Agent, requires it to resign.

(i)

This

clause
35.16

shall

apply

to

the

resignation

of

the

Sustainability

Co-ordinator

mutatis
mutandis.
35.17

Replacement of the Agent
(a)

After consultation

with the

Borrowers, the

Majority Lenders

may,

by giving

30 days’

notice to
the Agent replace the Agent by appointing a successor

Agent.

(b)

The retiring Agent

shall make

available to the

successor Agent

such documents

and records
and provide such assistance as the

successor Agent may reasonably request for the

purposes
of performing its functions as Agent under the Finance Documents.

(c)

The appointment

of the

successor Agent

shall take

effect

on the

date specified

in the

notice
from the

Majority Lenders

to the retiring

Agent.

As from

this date, the

retiring Agent

shall be
discharged

from

any

further

obligation

in

respect

of

the

Finance

Documents

(other

than

its
obligations under paragraph
(b)

above) but shall remain entitled

to the benefit of clauses
15.3
((Indemnity to the Agent and the Security

Agent)

and
15.4
(Indemnity concerning security)

and
this clause
35

(and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).

(d)

Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor

had been an original Party.

35.18

Replacement of the Security Agent
The Majority

Lenders

may,

by notice

to the

Security

Agent, require

it to

resign

in accordance

with
paragraph
(b)

of clause
35.16
(Resignation

of the

Agent or

the

Security

Agent)
.

In this

event, the
Security Agent shall resign in accordance with that paragraph.
35.19

Confidentiality
(a)

In acting

as agent

or trustee

for the

Finance

Parties, the

Agent or

(as the

case may

be) the
Security

Agent

shall

be

regarded

as

acting

through

its

agency,

trustee

or

other

division

or
department directly responsible for the management of the Finance

Documents which shall be
treated as a separate entity from any other of its divisions or departments.

(b)

If information is

received by

another division

or department

of the Agent

or (as the

case may
be)

Security

Agent,

it

may

be

treated

as

confidential

to

that

division

or

department

and

the
Agent or (as the case may be) Security Agent shall not

be deemed to have notice of it.

(c)

Notwithstanding

any

other

provision

of

any

Finance

Document

to

the

contrary,

none

of

the
Agent,

the

Security

Agent,

the

Sustainability

Co-ordinator

nor

the

Arranger

is

obliged

to
disclose to any other

person (i) any Confidential

Information or (ii) any

other information if the
disclosure would, or

might in

its reasonable opinion,

constitute a breach

of any

law or

regulation
or a breach of a fiduciary duty.

35.20

Agent’s relationship with the Lenders

and Hedging Provider
(a)

The Agent may treat the person

shown in its records as Lender

or as the Hedging Provider

at
the opening of

business (in

the place of

the Agent’s

principal office

as notified to

the Finance
Parties from time

to time) as

the Lender or

(as the case

may be) as

the Hedging Provider

acting
through its Facility Office:
(i)

entitled to or liable for any payment due under any Finance

Document on that day; and
(ii)

entitled

to

receive

and

act

upon

any

notice,

request,

document

or

communication

or
make any decision or determination under

any Finance Document made or delivered on
that day,
unless it

has received

not less

than five

Business

Days

prior notice

from that

Lender

or the
Hedging Provider to the contrary in accordance with the

terms of this Agreement.

(b)

Any Lender or the Hedging Provider may

by notice to the Agent appoint a

person to receive on
its behalf all notices,

communications, information

and documents to

be made or

despatched
to that

Lender or

(as the

case may

be) the

Hedging Provider

under the

Finance Documents.
Such notice

shall contain

the address,

fax number

and

(where communication

by electronic
mail

or

other

electronic

means

is

permitted

under

clause
43.5
(Electronic

communication)
)
electronic mail address

and/or any other

information required to

enable the sending

and receipt
of information

by that

means (and,

in each

case, the

department or

officer,

if any,

for whose
attention communication is to

be made) and

be treated as

a notification of

a substitute address,
fax number, electronic mail address, department and officer (or such other information) by that
Lender

or,

as

the

case

may

be,

the

Hedging

Provider

for

the

purposes

of

clause
43.2
(Addresses)

and

clause
43.5

(
Electronic

communication
)

and

the

Agent

shall

be

entitled

to
treat

such

person

as

the

person

entitled

to

receive

all

such

notices,

communications,
information and

documents as

though that

person were

that Lender

or,

as the

case may

be,
the Hedging Provider.
35.21

Information from the Finance Parties
Each Finance Party shall supply the

Agent or the Security Agent with any

information that the Agent
or (as the case may be) the

Security Agent may reasonably specify

as being necessary or desirable
to enable the Agent

or (as the case

may be) the

Security Agent to

perform its functions

as Agent or
(as the case may be) Security Agent.

35.22

Credit appraisal by the Finance Parties
Without

affecting

the

responsibility

of

any

Obligor

for

information

supplied

by

it

or

on

its

behalf

in
connection with any Finance

Document, each other Finance

Party confirms to the

Agent, the Security
Agent, the Sustainability

Co-ordinator and the

Arranger that it

has been, and

will continue to

be, solely
responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:
(a)

the financial condition, status and nature of each Obligor

and other Group Member;
(b)

the legality,

validity,

effectiveness,

adequacy or

enforceability of

any Transaction

Document,
the

Transaction

Security,

the

Security

Property

and

any

other

agreement,

arrangement

or

document entered

into, made

or executed

in anticipation

of, under

or in

connection

with any
Transaction Document, the Transaction

Security or the Security Property;
(c)

the

application

of

any

Basel

Regulation

to

the

transactions

contemplated

by

the

Finance
Documents;
(d)

whether that Finance

Party has recourse,

and the nature

and extent of

that recourse, against
any Party or

any of its

respective assets

under or in

connection with

any Finance

Document,
the Transaction Security,

the Security Property, the transactions

contemplated by the Finance
Documents or any

other agreement, arrangement or

document entered into, made

or executed
in anticipation of, under or in connection with any

Finance Document, the Transaction Security
or the Security Property;
(e)

the adequacy, accuracy or

completeness of

any information

provided by

the Agent,

the Security
Agent, the Sustainability Co-ordinator,

the Arranger or any other

Party or by any other person
under or in connection with any Transaction

Document, the transactions contemplated

by any
Transaction Document or any other agreement, arrangement

or document entered into, made
or executed in anticipation of, under or in connection

with any Transaction Document; and
(f)

the right

or title

of any

person in

or to,

or the

value or

sufficiency of,

any part

of the

Charged
Property, the priority of any

of the Transaction Security or

the existence of

any Security Interest
affecting the Charged Property.

35.23

Deduction from amounts payable by the Agent
If any Party owes an amount to the Agent under the Finance

Documents the Agent may,

after giving
notice to

that Party,

deduct

an amount

not exceeding

that amount

from any

payment to

that Party
which the

Agent would

otherwise be

obliged to

make under

the Finance

Documents and

apply the
amount deducted

in or

towards satisfaction

of the

amount owed.

For the

purposes

of the

Finance
Documents that Party shall be regarded as having received

any amount so deducted.

35.24

Reliance and engagement letters
Each of

the Agent,

the Security

Agent,

the Sustainability

Co-ordinator

and the

Arranger may

enter
into any reliance letter

or engagement letter relating

to any valuations, reports,

opinions or letters or
advice

or

assistance

provided

by

lawyers,

accountants,

tax

advisers,

insurance

consultants,

ship
managers,

valuers,

surveyors

or

other

professional

advisers

or

experts

in

connection

with

the
Transaction Documents

or the transactions

contemplated in the

Finance Documents

on such terms
as it may

consider appropriate (including, without limitation,

restrictions on the lawyer’s,

accountant’s,
tax

adviser’s,

insurance

consultant’s,

ship

manager’s,

valuer’s,

surveyor’s

or

other

professional
adviser’s or expert’s liability and

the extent to which their

valuations, reports, opinions or

letters may
be relied on or disclosed).

35.25

Amounts paid in error
(a)

If

the

Agent

pays

an

amount

to

another

Party

and

the

Agent

notifies

that

Party

that

such
payment

was

an

Erroneous

Payment

then

the

Party

to

whom

that

amount

was

paid

by

the
Agent

(the
Recipient

Party
)

shall

on

demand

refund

the

same

to

the

Agent

and

if

such
Recipient

Party

is

not

an

Obligor,

together

with

interest

on

that

amount

from

the

date

of
payment to the date of receipt by the Agent,

calculated by the Agent to reflect its cost of funds.

(b)

Neither:

(i)

the obligations of any Party to the Agent; nor

(ii)

the remedies of the Agent,

(whether arising under

this clause
35.25

or otherwise) which

relate to an

Erroneous Payment
will be

affected by

any act,

omission, matter

or thing

which, but

for this

paragraph (b),

would
reduce,

release

or

prejudice

any

such

obligation

(including

without

limitation,

any

obligation
pursuant to

which an

Erroneous Payment

is made)

or remedy

(whether or

not known

by the
Agent or any other Party).

(c)

All payments to be made by a Party to the Agent (whether made pursuant to this clause
35.25
or otherwise) which relate

to an Erroneous Payment

shall be calculated and

be made without
(and free and clear of any deduction for) set-off or

counterclaim.
36

Trust and security matters
36.1

Undertaking to pay
(a)

Each

Obligor

who

is

a

Party

undertakes

with

the

Security

Agent

as

trustee

for

the

Finance
Parties that it

will, on demand

by the Security

Agent, pay to

the Security

Agent as trustee

for
the Finance Parties all money from time to time owing to the other Finance Parties (in addition to paying

any money

owing under

the Finance

Documents

to the

Security Agent

for its

own
account),

and

discharge

all

other

obligations

from

time

to

time

incurred,

by

it

under

or

in
connection with the Finance Documents.

(b)

Each payment which such an Obligor makes to another Finance Party in accordance with any
Finance

Document

shall,

to

the

extent

of

the

amount

of

that

payment,

satisfy

that

Obligor’s
corresponding

obligation

under

paragraph
(a)

above

to

make

that

payment

to

the

Security
Agent.

36.2

Parallel debt
(a)

Additional definitions
In this clause:
Corresponding Debt
means any amount,

other than any

Parallel Debt, which

an Obligor owes
to a Finance Party under or in connection with the Finance

Documents.
Parallel

Debt
means

any

amount

which

an

Obligor

owes

to

the

Security

Agent

under
paragraph (b)

below or

under that

clause as

incorporated by

reference or

in full

in any

other
Finance Document.
(b)

Each

Obligor

irrevocably

and

unconditionally

undertakes

to

pay

to

the

Security

Agent

its
Parallel

Debt

which

shall

be

amounts

equal

to,

and

in

the

currency

or

currencies

of,

its
Corresponding Debt.
(c)

The Parallel Debt of an Obligor:
(i)

shall become due and payable at the same time as its Corresponding

Debt; and
(ii)

is independent and separate from, and without prejudice to,

its Corresponding Debt.
(d)

For purposes of this clause
36.2
, the Security Agent:
(i)

is the independent and separate creditor of each Parallel Debt;

(ii)

acts in its own

name and not

as agent, representative

or trustee of the

Finance Parties
and its claims in respect of each Parallel Debt shall not

be held on trust; and
(iii)

shall have the independent and

separate right to demand payment

of each Parallel Debt
in its own

name (including,

without limitation,

through any

suit, execution,

enforcement
of

security,

recovery

of

guarantees

and

applications

for

and

voting

in

any

kind

of
insolvency proceeding).
(e)

The Parallel Debt of an Obligor shall be:
(i)

decreased

to

the

extent

that

its

Corresponding

Debt

has

been

irrevocably

and
unconditionally paid or discharged; and
(ii)

increased to the extent that its Corresponding Debt has increased, and the Corresponding Debt of an Obligor shall be:
(A)

decreased

to

the

extent

that

its

Parallel

Debt

has

been

irrevocably

and
unconditionally paid or discharged; and
(B)

increased to the extent that its Parallel Debt has increased, in

each

case

provided

that

the

Parallel

Debt

of

an

Obligor

shall

never

exceed

its
Corresponding Debt.
(f)

All amounts received or recovered by the Security Agent in connection with this clause
36.2

to
the extent permitted by applicable law,

shall be applied in accordance with clause
38.1

(
Order
of application ).
(g)

This clause
36.2

shall apply,

with any necessary modifications, to each Finance Document.
36.3

No responsibility to perfect Transaction

Security
The Security Agent shall not be liable for any failure to:
(a)

ascertain whether all deeds and documents which

should have been deposited with it

under or
pursuant to any of the Security Documents have been so deposited;
(b)

require the deposit with

it of any deed

or document certifying,

representing or constituting

the
title of any Obligor to any of the Charged Property;
(c)

obtain

any

licence,

consent

or

other

authority

for

the

execution,

delivery,

legality,

validity,
enforceability

or

admissibility

in

evidence

of

any

Finance

Document

or

the

Transaction
Security;
(d)

register,

file or

record or

otherwise protect

any of

the Transaction

Security (or

the priority

of
any of the Transaction Security)

under any law or regulation or to give

notice to any person of
the execution of any Finance Document or of the Transaction

Security;
(e)

take, or to

require any Obligor

to take, any

step to perfect

its title

to any of

the Charged Property
or to render

the Transaction Security effective or

to secure the

creation of any

ancillary Security
Interest under any law or regulation; or
(f)

require any further assurance in relation to any Security

Document.

36.4

Insurance by Security Agent
(a)

The Security Agent shall not be obliged:
(i)

to insure any of the Charged Property;
(ii)

to require any other person to maintain any insurance;

or
(iii)

to

verify

any

obligation

to

arrange

or

maintain

insurance

contained

in

any

Finance
Document,
and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

(b)

Where the Security Agent is named on any insurance policy as an insured party, it shall not be
liable

for

any

damages,

costs

or

losses

to

any

person

as

a

result

of

its

failure

to

notify

the
insurers

of

any

material

fact

relating

to

the

risk

assumed

by

such

insurers

or

any

other
information of any kind, unless the Agent requests it to do so in writing and the Security

Agent
fails to do so within fourteen days after receipt of that request.

36.5

Common parties
Although the Agent and

the Security Agent may

from time to time

be the same entity,

that entity will
have entered into the Finance Documents (to which it is party) in its separate capacities as agent for
the other Finance Parties and (as appropriate)

security agent and trustee for all of the

other Finance
Parties.

Where any Finance Document provides for an Agent

or Security Agent to communicate with
or provide

instructions to the

other, while they are

the same entity, such

communication or instructions
will not be necessary.

36.6

Custodians and nominees
The Security Agent may appoint and pay

any person to act as a custodian

or nominee on any terms
in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with

a custodian

this Agreement

or any document

relating to

the trust

created under this
Agreement and the

Security Agent shall

not be responsible

for any loss,

liability,

expense, demand,
cost, claim

or proceedings

incurred by

reason of

the misconduct,

omission or

default on

the part

of
any person appointed

by it

under this

Agreement or be

bound to supervise

the proceedings

or acts
of any person.

36.7

Delegation by the Security Agent
(a)

Each

of

the

Security

Agent,

any

Receiver

and

any

Delegate

may,

at

any

time,

delegate

by
power of attorney

or otherwise to

any person for

any period,

all or any

right, power,

authority
or discretion vested in it in its capacity as such.

(b)

That

delegation

may

be

made

upon

any

terms

and

conditions

(including

the

power

to

sub-
delegate) and subject to

any restrictions that the

Security Agent, that Receiver

or that Delegate
(as the case may be) may,

in its discretion, think fit in the interests of the Finance

Parties.

(c)

No

Security

Agent,

Receiver

or

Delegate

shall

be

bound

to

supervise,

or

be

in

any

way
responsible for any damages, costs or losses incurred by reason of any misconduct,

omission
or default on the part of, any such delegate or sub-delegate.

36.8

Additional trustees
(a)

The Security Agent may

at any time appoint

(and subsequently remove)

any person to act as
a separate trustee or as a co-trustee jointly with it:
(i)

if it considers that appointment to be in the interests of the Finance

Parties;
(ii)

for the

purposes of

conforming to

any legal

requirement, restriction

or condition

which
the Security Agent deems to be relevant; or
(iii)

for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to

the Borrowers and the Finance Parties of

that
appointment.

(b)

Any

person

so

appointed

shall

have

the

rights,

powers,

authorities

and

discretions

(not
exceeding

those

given

to

the

Security

Agent

under

or

in

connection

with

the

Finance
Documents) and

the duties,

obligations and

responsibilities that

are given

or imposed

by the
instrument of appointment.

(c)

The remuneration that the

Security Agent may pay

to that person, and

any costs and expenses
(together with any applicable VAT) incurred by that person in performing its functions pursuant to that

appointment shall,

for the

purposes of

this Agreement,

be treated

as costs

and expenses
incurred by the Security Agent.

(d)

At

the

request

of

the

Security

Agent,

the

other

Parties

shall

forthwith

execute

all

such
documents and do all such things as may be

required to perfect such appointment or

removal
and each such Party irrevocably authorises the Security Agent in its name and on its behalf to
do the same.

(e)

Such a person shall accede

to this Agreement as

a Security Agent to

the extent necessary to
carry out their role on terms satisfactory to the Security Agent.

(f)

The Security Agent shall not be bound to supervise, or be responsible for any loss incurred by reason of any

act or

omission of,

any such

person if

the Security

Agent shall have

exercised
reasonable care in the selection of such person.

36.9

Acceptance of title
The Security Agent shall be entitled

to accept without enquiry, and shall not be obliged to

investigate,
any right and

title that any

Obligor may have

to any of

the Charged Property

and shall not

be liable
for, or bound to require any

Obligor to remedy,

any defect in its right or title.

36.10

Winding up of trust
If the Security Agent, with the approval of the Agent, determines that:
(a)

all

of

the

Secured

Obligations

and

all

other

obligations

secured

by

the

Security

Documents
have been fully and finally discharged; and
(b)

no Finance Party is

under any commitment, obligation or liability

(actual or contingent) to make
advances

or provide

other

financial

accommodation

to

any

Obligor

pursuant

to

the Finance
Documents,

then:
(i)

the

trusts

set

out

in

this

Agreement

shall

be

wound

up

and

the

Security

Agent

shall
release, without

recourse or

warranty,

all of

the Transaction

Security and

the rights

of
the Security Agent under each of the Security Documents; and
(ii)

any

Security

Agent

which

has

resigned

pursuant

to

clause
35.16
(Resignation

of

the
Agent or the Security Agent)

shall release, without recourse

or warranty,

all of its rights
under each Security Document.

36.11

Powers supplemental to Trustee

Acts
The rights, powers,

authorities and discretions given

to the Security Agent

under or in

connection with
the Finance Documents shall be supplemental

to the Trustee Act 1925 and the Trustee Act 2000

and
in addition to any which may be vested in the Security

Agent by law or regulation or otherwise.

36.12

Disapplication of Trustee

Acts
Section 1 of the Trustee Act 2000 shall

not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement.

Where there are any inconsistencies

between the Trustee

Act
1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with
the Trustee

Act 2000, the

provisions of

this Agreement

shall constitute

a restriction

or exclusion

for
the purposes of that Act.

37

Enforcement of Transaction Security
37.1

Enforcement Instructions
(a)

The

Security

Agent

may

refrain

from

enforcing

the

Transaction

Security

unless

instructed
otherwise by the Majority Lenders.

(b)

Subject to the

Transaction

Security having become

enforceable in accordance

with its terms,
the

Majority

Lenders

may

give

or

refrain

from

giving

instructions

to

the

Security

Agent

to
enforce or refrain from enforcing the Transaction

Security as they see fit.

(c)

The Security Agent is entitled to rely on and comply with instructions given in accordance with
this clause
37.1
.

37.2

Manner of enforcement
If the Transaction Security is

being enforced pursuant to clause
37.1
(Enforcement Instructions) , the
Security Agent shall

enforce the Transaction

Security in such

manner as the

Majority Lenders

shall
instruct or,

in the absence

of any such

instructions, as

the Security Agent

considers in its

discretion
to be appropriate.

37.3

Waiver of rights
To

the extent permitted

under applicable law

and subject to clause
37.1
(Enforcement Instructions) ,
clause
37.2
(Manner of

enforcement)

and clause
38
(Application of

Proceeds)
, each of

the Finance
Parties

and

the

Obligors

waives

all

rights

it

may

otherwise

have

to

require

that

the

Transaction
Security be

enforced in

any particular

order or

manner or

at any

particular time

or that

any amount
received

or recovered

from

any

person,

or

by virtue

of

the

enforcement

of

any

of

the

Transaction
Security or of

any other

security interest,

which is

capable of

being applied

in or towards

discharge
of any of the Secured Obligations is so applied.

37.4

Enforcement through Security Agent only
(a)

The other Finance Parties shall not have any independent power to enforce, or have recourse
to, any

of the

Transaction Security or to

exercise any right,

power, authority or discretion

arising
or to

grant any consents

or releases under

the Security Documents

except through the

Security
Agent or as required and permitted by this clause
37.4
.

(b)

Where a Finance Party (other

than the Security Agent)

is a party to a

Security Document that
Finance Party shall:
(i)

promptly take such

action as the

Security Agent may reasonably

require (acting on

the
instructions of the

Agent) to enforce,

or have

recourse to, any

of the

Transaction Security
constituted

by

such

Security

Document

or,

for

such

purposes,

to

exercise

any

right,
power,

authority or

discretion arising

or to

grant any

consents or

releases under

such
Security Document

or (subject

to clause
47.5

(
Releases
))

to release,

reassign

and/or
discharge

any such

Transaction

Security

or any

guarantee

or other

obligations

under
any such Security Document; and
(ii)

not take any such action except as

so required or (in the case of

a release) for a release
which is expressly permitted or required by the Finance

Documents.
(c)

Each Finance

Party (other

than the

Security Agent)

shall, promptly

upon being

requested by
the Security Agent (acting on the instructions of the Agent) to do so, grant a power of attorney
or other

sufficient

authority

to the

Security Agent

to enable

the Security

Agent or

such legal
advisers

to

enforce

or

have

recourse

in

the

name

of

such

Finance

Party

to

the

relevant
Transaction

Security

constituted

by

such

Security

Document

or

to

exercise

any

such

right,
power,

authority

or

discretion

or

to

grant

any

such

consent

or

release

under

such

Security
Document or to release, reassign and/or discharge any such Transaction Security on behalf of such Finance Party.
38

Application of proceeds
38.1

Order of application
All amounts from

time to time

received or

recovered by

the Security

Agent pursuant

to the terms

of
any Finance

Document or

in connection

with the realisation

or enforcement

of all

or any part

of the
Transaction Security (for

the purposes of

this clause
38
, the Recoveries
) shall

be held

by the

Security
Agent on trust to apply them at any time as the Security Agent

(in its discretion) sees fit, to the extent
permitted by applicable law (and subject

to the provisions of this clause
38
), in the following order of
priority:
(a)

in

discharging

any

sums

owing

to

the

Security

Agent

(other

than

pursuant

to

clause
36.1
(Undertaking to pay)

or clause
36.2
(Parallel debt) ), any Receiver or any Delegate;
(b)

in discharging

all costs

and expenses

incurred by

any Finance

Party in

connection with

any
realisation or

enforcement of

the Transaction

Security taken

in accordance

with the

terms of
this Agreement;
(c)

in payment

or distribution

to the

Agent on

its own

behalf and

on behalf

of the

other Finance
Parties for application in accordance with clause
41.5
(Partial payments) ;
(d)

if

none

of

the

Obligors

is

under

any

further

actual

or

contingent

liability

under

any

Finance
Document, in payment

or distribution

to any person

to whom the

Security Agent

is obliged to
pay or distribute in priority to any Obligor; and

(e)

the balance, if any,

in payment or distribution to the relevant Obligor.

38.2

Security

proceeds realised by other Finance Parties
Where a

Finance Party

(other than

the Security

Agent) is

a party

to a

Security Document

and that
Finance Party receives or recovers any amounts

pursuant to the terms of that Security Document

or
in connection with the realisation

or enforcement of all

or any part of the

Transaction Security

which
is the subject of that Security

Document then, subject to the

terms of that Security Document

and to
the extent

permitted by

applicable

law,

such Finance

Party shall

account to

the

Security Agent

for
those

amounts

and

the

Security

Agent

shall

apply

them

in

accordance

with

clause
38.1
(Order

of
application)

as

if

they

were

Recoveries

for

the

purposes

of

such

clause

or

(if

so

directed

by

the
Security Agent shall apply those amounts in accordance with

clause
38.1
(Order of application) .
38.3

Investment of cash proceeds
Prior to the

application of

any Recoveries

in accordance with

clause
38.1
(Order of Application)

the
Security Agent may,

in its discretion, hold:
(a)

all or part of any Recoveries which are in the form of cash;

and
(b)

any cash which

is generated by

holding, managing, exploiting, collecting,

realising or disposing
of any proceeds of the Security Property which are not in the form of cash,
in one or more

interest bearing suspense

or impersonal accounts

in the name of

the Security Agent
with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest

being

credited

to

the

relevant

account)

pending

the

application

from

time

to

time

of

those
moneys in the Security Agent’s discretion in accordance

with the provisions of this clause
38
.

38.4

Currency conversion
(a)

For the purpose

of, or

pending the

discharge of,

any of

the Secured

Obligations the

Security
Agent may:
(i)

convert any moneys

received or recovered

by the Security

Agent from one

currency to
another; and
(ii)

notionally convert the

valuation provided

in any opinion

or valuation from

one currency
to another,

in

each

case

at

the

Security

Agent’s

spot

rate

of

exchange

for

the

purchase

of

that

other
currency

with

the

currency

in

which

the

relevant

moneys

are

received

or

recovered

or

the
valuation is

provided

in the

London foreign

exchange

market at

or about

11:00

am (London
time) on a particular day.

(b)

The obligations of any Obligor to pay in the due currency

shall only be satisfied:
(i)

in the

case of

paragraph
(a)(i)

above, to

the extent

of the

amount of

the due

currency
purchased after deducting the costs of conversion; and
(ii)

in the

case of

paragraph
(a)(ii)

above, to

the extent

of the

amount of

the due

currency
which results from the notional conversion referred to in

that paragraph.

38.5

Permitted Deductions
The

Security

Agent

shall

be

entitled,

in

its

discretion,

(a)

to

set

aside

by

way

of

reserve

amounts
required to meet and (b) to make and pay,

any deductions and withholdings (on account of Taxes

or
otherwise) which

it is

or may

be required

by any

law or

regulation to

make from

any distribution

or
payment made by it under this Agreement, and to pay all Taxes which may be assessed against it in
respect of

any of

the Charged

Property,

or as

a consequence

of performing

its duties

or exercising
its rights, powers, authorities and discretions, or by virtue of its capacity as Security Agent under any of the Finance Documents or

otherwise (other than in

connection with its remuneration for

performing
its duties under this Agreement).

38.6

Good discharge
(a)

Any distribution or

payment to be made

in respect of the

Secured Obligations by

the Security
Agent may be made to the Agent on behalf of the Finance

Parties.

(b)

Any

distribution

or

payment

made

as

described

in

paragraph

(a)

above

shall

be

a

good
discharge, to the

extent of that

payment or distribution,

by the Security

Agent to the

extent of
that payment.

(c)

The Security Agent is under no

obligation to make the payments to the

Agent under paragraph
(a)

above in the same currency as that in which the Secured Obligations owing to the relevant
Finance Party are denominated pursuant to the relevant Finance

Document.

38.7

Calculation of amounts
For

the

purpose

of

calculating

any

person’s

share

of

any amount

payable

to

or

by it,

the

Security
Agent shall be entitled to:
(a)

notionally convert the Secured

Obligations owed to any

person into a common

base currency
(decided

in its

discretion

by the

Security

Agent),

that

notional conversion

to be

made at

the
spot rate at

which the Security

Agent is able

to purchase

the notional

base currency

with the
actual

currency

of

the

Secured

Obligations

owed

to

that

person

at

the

time

at

which

that
calculation is to be made; and
(b)

assume that all amounts received or recovered as a result of the enforcement or realisation of the Security Property

are applied in

discharge of

the Secured Obligations

in accordance with
the terms of the Finance Documents under which those

Secured Obligations have arisen.

38.8

Release to facilitate enforcement and realisation
(a)

Each

Finance

Party

acknowledges

that,

for

the

purpose

of

any

enforcement

action

by

the
Security Agent

or a

Receiver

and/or maximising

or facilitating

the realisation

of the

Charged
Property,

it

may

be

desirable

that

certain

rights

or

claims

against

an

Obligor

and/or

under
certain of the Transaction Security,

be released.

(b)

Each

other

Finance

Party

hereby

irrevocably

authorises

the

Security

Agent

(acting

on

the
instructions

of the

Agent)

to

grant

any such

releases

to the

extent

necessary

to effect

such
enforcement action

and/or realisation

including, to

the extent

necessary for

such purpose,

to
execute release documents in the name of and on behalf

of the other Finance Parties.

38.9

Dealings with Security Agent
Each Finance Party shall deal with the Security Agent exclusively through the Agent.

38.10

Agent’s dealings with Hedging Provider
The Agent

shall not

be under

any obligation

to act

as agent

or otherwise

on behalf

of the

Hedging
Provider except as expressly provided in, and for the purposes of, this Agreement.
38.11

Disclosure between Finance Parties and Security
Agent
Notwithstanding any

agreement to

the contrary,

each of

the Obligors

consents, until

the end

of the
Facility Period,

to the disclosure

by any

Finance Party to

each other (whether

or not through

the Agent
or the Security Agent) of such information concerning the Obligors as any Finance Party shall see fit.

38.12

Notification of prescribed events
(a)

If an Event of Default

or Default either occurs or ceases

to be continuing, the Agent

shall, upon
becoming aware of that occurrence or cessation, notify

the Security Agent.

(b)

If the Security

Agent enforces, or

takes formal steps to

enforce, any of

the Transaction Security
it shall notify each other Finance Party of that action.

(c)

If

any

Finance

Party

exercises

any

right

it

may

have

to

enforce,

or

to

take

formal

steps

to
enforce, any

of the

Transaction Security it shall

notify the

Security Agent

and the

Security Agent
shall, upon receiving that notification, notify each other

Finance Party of that action.
(d)

If a

Borrower defaults

on any

payment due

under a

Hedging Contract,

the Hedging

Provider
shall, upon

becoming aware

of that

default, notify

the Security

Agent and

the Security

Agent
shall, upon receiving that notification, notify the Agent.
(e)

If the Hedging Provider terminates or closes-out,

in whole or in part, any Hedging Transaction
under

any

Hedging

Contract

it

shall

notify

the

Security

Agent

and

the

Security

Agent

shall,
upon receiving that notification, notify the Agent.
39

Conduct of business by the Finance Parties
39.1

Finance Parties tax affairs
No provision of this Agreement will:
(a)

interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
(b)

oblige

any

Finance

Party

to

investigate

or

claim

any

credit,

relief,

remission

or

repayment
available to it or the extent, order and manner of any claim;

or
(c)

oblige any Finance Party to disclose any

information relating to its affairs

(tax or otherwise) or
any computations in respect of Tax.

40

Sharing among the Finance Parties
40.1

Payments to Finance Parties
If a Finance Party

(a
Recovering Finance Party
) receives or recovers

any amount from an

Obligor
other than in accordance

with clause
41
(Payment mechanics)

(a
Recovered Amount ) and applies
that amount to a payment due under the Finance Documents

then:
(a)

the Recovering Finance Party shall, within three Business Days, notify details of the receipt or
recovery, to the Agent;
(b)

the

Agent

shall

determine

whether

the

receipt

or

recovery

is

in

excess

of

the

amount

the
Recovering Finance Party would have been paid had the receipt or recovery been received or
made by the

Agent and distributed

in accordance with

clause
41
(Payment mechanics) , without
taking

account

of

any

Tax

which

would

be

imposed

on

the

Agent

in

relation

to

the

receipt,
recovery or distribution; and
(c)

the Recovering Finance Party

shall, within three Business

Days of demand by the

Agent, pay
to the

Agent

an

amount

(the
Sharing

Payment
) equal

to

such

receipt

or recovery

less

any
amount which the

Agent determines

may be retained

by the Recovering

Finance Party

as its
share of any payment to be made, in accordance with clause
41.5
(Partial payments)
.

40.2

Redistribution of payments
The Agent shall

treat the Sharing Payment

as if it

had been paid by

the relevant Obligor and

distribute
it

between

the

Finance

Parties

(other

than

the

Recovering

Finance

Party)

(the
Sharing

Finance
Parties ) in accordance with clause
41.5
(Partial payments)

towards the obligations of that Obligor to
the Sharing Finance Parties.

40.3

Recovering Finance Party’s rights
On a distribution by the Agent under clause
40.2
(Redistribution of payments)

of a payment received
by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering
Finance Party, an amount of the Recovered Amount

equal to the Sharing Payment will be treated as
not having been paid by that Obligor.

40.4

Reversal of redistribution
If any

part of

the Sharing

Payment received

or recovered

by a

Recovering Finance

Party becomes
repayable and is repaid by that Recovering Finance Party,

then:
(a)

each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that

Recovering Finance

Party an

amount equal

to the

appropriate part

of its

share of

the
Sharing

Payment

(together

with

an

amount

as

is

necessary

to

reimburse

that

Recovering
Finance Party for its proportion of any interest on the Sharing Payment which that Recovering
Finance Party is required to pay) (the Redistributed Amount ); and
(b)

as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

40.5

Exceptions
(a)

This clause
40

shall not apply to the extent that the Recovering Finance Party would not, after making any

payment pursuant

to this

clause, have

a valid

and enforceable

claim against

the
relevant Obligor.

(b)

A Recovering Finance

Party is not obliged

to share with

any other Finance

Party any amount
which the

Recovering Finance

Party has

received or

recovered as

a result

of taking

legal or
arbitration proceedings, if:
(i)

it notified that other Finance Party of the legal or arbitration proceedings;
(ii)

the

taking

legal

or

arbitration

proceedings

was

in

accordance

with

the

terms

of

this
Agreement; and
(iii)

that other

Finance

Party had

an

opportunity

to participate

in those

legal

or arbitration
proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

Section 10 -

Administration
41

Payment mechanics
41.1

Payments to the Agent
(a)

On each date on which an Obligor

or a Lender is required to make a

payment under a Finance
Document

(other

than

a

Hedging

Contract),

that

Obligor

or

Lender

shall

make

the

same
available to the Agent (unless

a contrary indication appears in a Finance

Document) for value
on the due date at

the time and in such funds

specified by the Agent as being

customary at the
time for settlement of transactions in the relevant currency in the place of payment.

(b)

Payment shall be

made to such

account in the

principal financial centre

of the country

of that
currency

(or,

in

relation

to

euro,

in

a

principal

financial

centre

in

such

Participating

Member
State or

London, as

specified by

the Agent)

and with

such bank

as the

Agent, in

each case,
specifies.

41.2

Distributions by the Agent
Each payment received

by the Agent

under the Finance

Documents for another

Party shall, subject
to

clause
41.3
(Distributions

to

an

Obligor)

and

clause
41.4
(Clawback

and

pre-funding)
be

made
available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement

(in the case

of a Lender, for the

account of its

Facility Office), to such
account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank specified by

that Party

in the principal

financial centre

of the country

of that currency

(or,

in relation
to euro,

in the

principal financial

centre of

a Participating

Member State

or London,

as specified

by
that Party).

41.3

Distributions to an Obligor
The Agent may (with the

consent of the Obligor or

in accordance with clause
42
(Set-off) ) apply any
amount received

by it

for that

Obligor

in or

towards payment

(on the

date and

in the

currency

and
funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

41.4

Clawback and pre-funding
(a)

Where a sum

is to be

paid to

the Agent under

the Finance Documents

for another

Party,

the
Agent is not obliged to pay that sum to that

other Party (or to enter into or perform

any related
exchange

contract)

until

it

has

been

able

to

establish

to

its

satisfaction

that

it

has

actually
received that sum.

(b)

Unless paragraph
(c)

below applies, if

the Agent pays

an amount to

another Party and it

proves
to be

the case

that the

Agent had

not actually

received that

amount, then

the Party

to whom
that amount (or the proceeds of

any related exchange contract) was paid

by the Agent shall on
demand refund

the same

to the

Agent together

with interest

on that

amount from

the date

of
payment to the date of receipt by the Agent,

calculated by the Agent to reflect its cost of funds.

(c)

If the Agent is

willing to make available amounts for

the account of a Borrower

before receiving
funds from the Lenders then if

and to the extent that the

Agent does so but it proves to

be the
case that

it does

not then

receive funds

from a

Lender in

respect of

a sum

which it

paid to

a
Borrower:
(i)

the Agent shall notify the Borrowers of that Lender’s identity and the Borrowers shall on demand refund it to the Agent; and

(ii)

the Lender

by whom

those

funds should

have been

made available

or,

if that

Lender
fails to do so, the Borrowers, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as

a
result of paying out that sum before receiving those funds

from that Lender.

41.5

Partial payments
(a)

If the Agent receives a payment for application against amounts due in respect of any Finance
Documents that is insufficient to

discharge all the amounts then

due and payable by

an Obligor
under those Finance

Documents, the

Agent shall apply

that payment towards

the obligations
of that Obligor under the Finance Documents in the following order:
(i) first
,

in

or

towards

payment

pro

rata

of

any

unpaid

amount

owing

to

the

Agent,

the
Security Agent or the Arranger for their own account under those

Finance Documents;
(ii) secondly
, in

or towards

payment to

the Lenders

pro rata

of any

amount owing

to the
Lenders under clause
35.15

(
Lenders’ indemnity to the Agent and others ); and
(iii) thirdly
, in or towards payment to the Lenders pro rata in the following order:
(A)

first, any

accrued interest,

fee or

commission due

to them

but unpaid

under the
Finance Documents;
(B)

secondly, any principal

due to them but unpaid under this Agreement; and
(C)

thirdly, any other sum

due to them but unpaid under the Finance Documents);

(iv) fourthly
, in

or towards

payment to

the Hedging

Provider of

any net

amounts due

to it
but unpaid under the Hedging Contracts; and
(v) fifthly
, in

or towards

payment pro

rata to

the Finance

Parties of

any other

sum due

to
them but unpaid under the Finance Documents.

(b)

The Agent shall, if so directed by the Majority Lenders vary the order set out in paragraphs
(ii)
to
(iii)

of paragraph
(a)

above.

(c)

Paragraphs
(a)

and
(b)

above will override any appropriation made by an Obligor.

41.6

No set-off by Obligors
All payments

to

be made

by an

Obligor

under the

Finance

Documents

shall be

calculated

and

be
made without (and free and clear of any deduction for)

set-off or counterclaim.

41.7

Business Days
(a)

Any payment

under the

Finance Documents

which is

due to

be made

on a

day that

is not

a
Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)

During any

extension of

the due

date for

payment of

any principal

or Unpaid

Sum under

this
Agreement interest is

payable on the

principal or Unpaid

Sum at

the rate

payable on the

original
due date.

41.8

Currency of account
(a)

Subject to

paragraphs
(b)

and
(c)

below,

dollars is

the currency

of account

and payment

for
any sum due from an Obligor under any Finance Document.

(b)

A repayment of all or part of the

Loan or an Unpaid Sum and each payment of interest shall

be
made in dollars on its due date.

(c)

Each payment in respect of the

amount of any costs, expenses

or Taxes

or other losses shall
be

made

in

dollars

and,

if

they

were

incurred

in

a

currency

other

than

dollars,

the

amount
payable under the Finance

Documents shall be the

equivalent in dollars of

the relevant amount
in such other currency on the date on which it was incurred.

(d)

All moneys received or

held by the Security

Agent or by

a Receiver under a

Security Document
in a

currency other

than dollars

may be

sold for

dollars and

the Obligor

which executed

that
Security Document

shall

indemnify

the

Security

Agent

against the

full cost

in relation

to

the
sale.

Neither

the

Security

Agent

nor

such

Receiver

will

have

any

liability

to

that

Obligor

in
respect of any loss resulting from any fluctuation in exchange rates after the sale.

41.9

Change of currency
(a)

Unless otherwise prohibited by law, if more than one currency or currency unit are at the same
time recognised by the central bank of any

country as the lawful currency of that country, then:
(i)

any

reference

in

the

Finance

Documents

to,

and

any

obligations

arising

under

the
Finance Documents

in, the

currency of

that country

shall be

translated into,

or paid

in,
the currency or currency unit of that country designated by the Agent (after consultation with the Borrowers); and
(ii)

any translation from one currency

or currency unit to another shall be at

the official rate
of

exchange

recognised

by

the

central

bank

for

the

conversion

of

that

currency

or
currency unit into the other,

rounded up or down by the Agent (acting reasonably).

(b)

If a

change in

any currency

of a

country occurs,

this Agreement

will, to

the extent

the Agent
(acting

reasonably

and

after

consultation

with

the

Borrowers)

specifies

to

be

necessary,

be
amended

to

comply

with

any

generally

accepted

conventions

and

market

practice

in

the
Relevant Market and otherwise to reflect the change in

currency.

41.10

Disruption to payment systems etc.

If either the Agent

determines (in its discretion)

that a Disruption Event

has occurred or the

Agent is
notified by the Borrowers that a Disruption Event has occurred:
(a)

the Agent

may,

and shall

if requested

to do

so by

the Borrowers,

consult with

the Borrowers
with a view to agreeing with

the Borrowers such changes to

the operation or administration of
the Facility as the Agent may deem necessary in the circumstances;
(b)

the

Agent

shall

not

be

obliged

to

consult

with

the

Borrowers

in

relation

to

any

changes
mentioned

in

paragraph
(a)

above

if,

in

its

opinion,

it

is

not

practicable

to

do

so

in

the
circumstances and, in any event, shall have no obligation

to agree to such changes;
(c)

the

Agent

may

consult

with

the

Finance

Parties

in

relation

to

any

changes

mentioned

in
paragraph
(a)

above but shall not be obliged to do so if, in

its opinion, it is not practicable to do
so in the circumstances;

(d)

any such changes

agreed upon by

the Agent and

the Borrowers shall

(whether or not

it is

finally
determined

that

a

Disruption

Event

has

occurred)

be

binding

upon

the

Parties

as

an
amendment

to

(or,

as

the

case

may

be,

waiver

of)

the

terms

of

the

Finance

Documents
notwithstanding the provisions of clause
47
(Amendments and waivers) ;
(e)

the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without

limitation for negligence, gross negligence
or any other category

of liability whatsoever but

not including any

claim based on the

fraud of
the

Agent)

arising

as

a

result

of

its

taking,

or

failing

to

take,

any

actions

pursuant

to

or

in
connection with this clause
41.10
; and
(f)

the

Agent

shall

notify

the

Finance

Parties

of

all

changes

agreed

pursuant

to

paragraph
(d)
above.

42

Set-off
A

Finance

Party

may

set

off

any

matured

obligation

due

from

an

Obligor

under

the

Finance
Documents (to

the extent

beneficially owned

by that

Finance Party)

against any

matured obligation
owed by

that Finance

Party to

that Obligor,

regardless

of the

place of

payment, booking

branch or
currency

of

either

obligation.

If

the

obligations

are

in

different

currencies,

the

Finance

Party

may
convert either obligation at a market rate of exchange in its usual course of business for the purpose
of the set-off.

43

Notices
43.1

Communications in writing
Any communication

to be

made under or

in connection with

the Finance Documents

shall be made
in writing and, unless otherwise stated, may be made by fax

or letter.

43.2

Addresses
The address,

e-mail and

fax number

(and the

department or

officer,

if any,

for whose

attention the
communication is to be made) of each Obligor or Finance Party for any communication or document
to be made or delivered under or in connection with the Finance

Documents is:
(a)

in

the

case

of

any

Obligor

who

is

a

Party,

that

identified

with

its

name

in
Schedule 1

(
The
original parties );
(b)

in

the

case

of

any

Obligor

which

is

not

a

Party,

that

identified

in

any

Finance

Document

to
which it is a party;
(c)

in the case

of the Security

Agent, the Agent

and any other

original Finance Party, that identified
with its name in
Schedule 1

(
The original parties ); and
(d)

in the

case of

each Lender

or other

Finance Party,

that notified

in writing

to the

Agent on

or
prior to the date on which it becomes a Party in the relevant capacity,
or, in

each case, any

substitute address,

e-mail, fax number,

or department or

officer as

an Obligor
or Finance

Party may

notify to

the Agent

(or the

Agent may

notify to

the other

Finance Parties

and
the Obligors who are Parties, if a change is made by the Agent) by not less than five Business Days’
notice.

43.3

Delivery
(a)

Any

communication

or

document

made

or

delivered

by

one

person

to

another

under

or

in
connection with the Finance Documents will only be effective:
(i)

if by way of fax, when received in legible form; or
(ii)

if by

way of

letter,

when it

has been

left at

the relevant

address or

five Business

Days
after being deposited in the

post postage prepaid in an

envelope addressed to it at that
address;
and,

if

a

particular

department

or

officer

is

specified

as

part

of

its

address

details

provided
under clause
43.2
(Addresses)
, if addressed to that department or officer.

(b)

Any communication

or document

to be

made or

delivered to

the Agent

or the

Security Agent
will be effective only

when actually received by

the Agent or the

Security Agent and then

only
if it

is expressly

marked for

the attention

of the

department or

officer identified

in
Schedule 1
( The original parties
) (or any

substitute department or

officer as the

Agent or the

Security Agent
shall specify for this purpose).

(c)

All notices from or to an Obligor shall be sent through

the Agent.

(d)

Any communication

or document

made or

delivered to the

Borrowers in

accordance with this
clause
43.3

will be deemed to have been made or delivered to each

of the Obligors.

(e)

Any communication or document which becomes effective, in accordance with paragraphs
(a)
to
(d)

above, after 5:00

p.m. in the

place of receipt

shall be deemed

only to become

effective
on the following day.

43.4

Notification of address and fax number
Promptly upon changing its’ address or fax number,

the Agent shall notify the other Parties.

43.5

Electronic communication
(a)

Any

communication

to

be

made

between

any

two

Parties

under

or

in

connection

with

the
Finance

Documents

may

be

made

by

electronic

mail

or

other

electronic

means

(including,
without limitation, by way of posting to a secure website)

if those two Parties:
(i)

notify each other in

writing of their electronic

mail address and/or

any other information
required to enable the transmission of information by that means;

and
(ii)

notify each other of any change

to their address or any

other such information supplied
by them by not less than five Business Days’ notice.

(b)

Any such electronic

communication as specified

in paragraph
(a)

above to be

made between
an Obligor

and

a Finance

Party may

only be

made

in

that

way

to

the

extent

that

those

two
Parties agree

that, unless

and until

notified to

the contrary,

this is

to be

an accepted

form of
communication
(c)

Any such

electronic

communication

as specified

in paragraph
(a)

above made

between any
two Parties will

be effective

only when actually

received (or

made available) in

readable form
and, in the case of any electronic communication made by a Party to the Agent or the Security
Agent, only if it is addressed in such a

manner as the Agent or the Security Agent shall specify
for this purpose.

(d)

Any

electronic

communication

which

becomes

effective,

in

accordance

with

paragraph
(c)
above, after 5:00 p. m.

in the place in which

the Party to whom the relevant

communication is
sent or made available has its address for the purpose of this

Agreement or any other Finance
Document shall be deemed only to become effective

on the following day.

(e)

Any

reference

in

a

Finance

Document

to

a

communication

being

sent

or

received

shall

be
construed to include that communication

being made available in

accordance with this clause
43.5
.

43.6

English language
(a)

Any notice given under or in connection with any Finance

Document must be in English.

(b)

All other documents provided under or in connection

with any Finance Document must be:
(i)

in English; or
(ii)

if

not

in

English,

and

if

so

required

by

the

Agent,

accompanied

by

a

certified

English
translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

44

Calculations and certificates
44.1

Accounts
In any

litigation or

arbitration proceedings

arising out

of or

in connection

with a

Finance Document,
the

entries

made

in

the

accounts

maintained

by

a

Finance

Party

are
prima

facie

evidence

of

the
matters to which they relate.

44.2

Certificates and determinations
Any

certification

or

determination

by

a

Finance

Party

of

a

rate

or

amount

under

any

Finance
Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

44.3

Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated

on the

basis of

the actual

number of

days elapsed

and a

year of

360 days

or,

in any
case where the practice in the Relevant Market differs,

in accordance with that market practice.

45

Partial invalidity
If, at any

time, any provision

of a Finance

Document is

or becomes illegal,

invalid or unenforceable
in any

respect under

any law

of any

jurisdiction, neither

the legality,

validity or

enforceability of

the
remaining provisions nor the legality,

validity or enforceability of

such provision under the

law of any
other jurisdiction will in any way be affected or

impaired.

46

Remedies and waivers
No

failure

to

exercise,

nor

any

delay

in

exercising,

on

the

part

of

any

Finance

Party,

any

right

or
remedy under a

Finance Document shall

operate as a

waiver of any

such right or

remedy or constitute
an election to affirm any Finance Document.

No election to affirm any Finance Document on

the part
of any Finance Party shall be effective unless it is in writing.

No single or partial exercise of any right
or remedy

shall prevent

any further

or other

exercise or

the exercise

of any

other right

or remedy.

The rights

and remedies

provided

in each

Finance

Document

are cumulative

and not

exclusive

of
any rights or remedies provided by law.

47

Amendments and waivers
47.1

Required consents
(a)

Subject to

clause
47.2
(All Lender

matters)

and clause
47.3
(Other exceptions)
, any

term of
the

Finance

Documents

may

be

amended

or

waived

only

with

the

consent

of

the

Majority
Lenders

and

the

Borrowers

and

any

such

amendment

or

waiver

will

be

binding

on

all

the
Finance Parties and other Obligors.

(b)

The Agent

may (or, in

the case

of the

Security Documents, instruct

the Security Agent

to) effect,
on behalf of any Finance Party,

any amendment or waiver permitted by this clause
47
.

(c)

Without prejudice

to the generality

of paragraphs
(c)
,
(d)

and
(e)

of clause
35.11
(Rights and
discretions of the Agent)
, the Agent may engage, pay for and rely

on the services of lawyers in
determining the

consent

level

required

for and

effecting

any amendment,

waiver

or consent
under this Agreement.

(d)

Each Obligor

agrees to

any such

amendment or

waiver permitted

by this

clause
47

which is
agreed to by the Borrowers.

This includes any amendment or waiver which would, but for this paragraph
(d)
, require the consent of the Guarantor.
47.2

All Lender matters
Subject to clause
47.4 (
Changes to Reference

Rates
), an amendment,

waiver or discharge

or release
or a consent

of, or in

relation to, any

term of any

Finance Document that

has the effect

of changing
or which relates to:
(a)

the definition of “Majority Lenders” in clause
1.1

(
Definitions );
(b)

the definition of “Last Availability Date” in clause
1.1
(Definitions) ;
(c)

the definition of “Margin Reset Date” in clause
1.1

(
Definitions );
(d)

an extension to the date of payment of any amount under the

Finance Documents;
(e)

a

reduction

in

the

Margin

(including

any

New

Margin

following

a

Margin

Reset

Date)

or

a
reduction in

the amount

of any

payment of

principal, interest,

fees or

commission payable

or
the rate at which they are calculated;
(f)

an increase in any Commitment or the Total

Commitments;
(g)

an extension of any period within which the Facility is

available for Utilisation;
(h)

any requirement that a

cancellation of Commitments reduces the Commitments of

the Lenders
rateably;
(i)

a change to the Borrowers or any other Obligor;
(j)

clause
7.2
(Change

of

control)

and

the

definition

of

“Change

of

Control”

in

clause
1.1
(Definitions) ;
(k)

any provision which expressly requires the consent or

approval of all the Lenders;

(l)

clause
40
(Sharing among the Finance Parties) ;
(m)

clause
2.2
(Finance

Parties’

rights

and

obligations)
,

clause
5.1

(
Delivery

of

a

Utilisation
Request ), clause
7.1
(Illegality) , clause
33
(Changes to

the Lenders)
, clause
8.9
(Application
of

prepayments)
,

this

clause
47
,

clause
52
(Governing

law)

or

clause
53.1
(Jurisdiction

of
English courts) ;
(n)

the order of distribution under clause
38.1
(Order of application) ;
(o)

the currency in which any amount is payable under any

Finance Document;
(p)

(other than as

expressly permitted

by the provisions

of any Finance

Document) the

nature or
scope of:
(i)

any

guarantee

and

indemnity

granted

under

any

Finance

Document

(including

under
clause
18
(Guarantee and indemnity) );
(ii)

the Charged Property; or
(iii)

the

manner

in

which

the

proceeds

of

enforcement

of

the

Transaction

Security

are
distributed; or
(q)

the

circumstances

in

which

any

of

the

Transaction

Security

is

permitted

or

required

to

be
released under any of the Finance Documents,

shall not be made, or given, without the prior consent

of all the Lenders.

47.3

Other exceptions
(a)

Amendments

to

or waivers

in

respect

of

the

Hedging

Contracts

may only

be

agreed

by the
Hedging Provider.
(b)

An amendment

or waiver

which relates

to the

rights or

obligations of

the Agent,

the Security
Agent, the Hedging Provider, the Sustainability Co-ordinator or the Arranger in their respective capacities as

such (and

not just

as a Lender)

may not

be effected

without the

consent of

the
Agent,

the

Security

Agent,

the

Hedging

Provider,

the

Sustainability

Co-ordinator

or

the
Arranger (as the case may be).

(c)

Notwithstanding

clauses
47.1

and
47.2

and

paragraph
(a)

above,

the

Agent

may

make
technical amendments to the Finance

Documents arising out of manifest

errors on the face of
the Finance

Documents, where such

amendments would not

prejudice or

otherwise be

adverse
to the interests of any Finance Party without any reference

or consent of the Finance Parties.

47.4

Changes to Reference Rates
(a)

Subject

to

clause
47.3

(
Other

exceptions
),

if

a

Published

Rate

Replacement

Event

has
occurred in relation to any Published Rate, any amendment

or waiver which relates to:
(i)

providing for the use of a Replacement Reference Rate in place of that Published Rate;
and
(ii)

any or all of the following:
(A)

aligning any provision

of any Finance

Document to

the use

of that Replacement
Reference Rate;

(B)

enabling

that

Replacement

Reference

Rate

to

be

used

for

the

calculation

of
interest

under

this

Agreement

(including,

without

limitation,

any

consequential
changes required to enable that Replacement

Reference Rate to be used for

the
purposes of this Agreement);
(C)

implementing

market

conventions

applicable

to

that

Replacement

Reference
Rate;
(D)

providing

for

appropriate

fallback

(and

market

disruption)

provisions

for

that
Replacement Reference Rate; or
(E)

adjusting the pricing

to reduce or eliminate,

to the extent reasonably

practicable,
any

transfer

of

economic

value

from

one

Party

to

another

as

a

result

of

the
application of that

Replacement Reference Rate (and

if any adjustment

or method
for

calculating

any

adjustment

has

been

formally

designated,

nominated

or
recommended

by

the

Relevant

Nominating

Body,

the

adjustment

shall

be
determined on the basis of that designation, nomination or recommendation), may be

made with

the consent

of the

Agent (acting

on the

instructions of

the Majority
Lenders) and the Borrowers.
(b)

If any Lender fails to respond to a

request for an amendment or waiver described in paragraph
(a) above within ten (10)

Business Days (or such

longer time period in relation

to any request
which the Borrowers and the Agent may agree) of that

request being made:
(i)

its

Commitment(s)

shall

not

be

included

for

the

purpose

of

calculating

the

Total
Commitments under the Facility

when ascertaining whether

any relevant percentage

of
the Total

Commitments has been obtained to approve that request;

and
(ii)

its status as

a Lender shall

be disregarded for

the purpose of

ascertaining whether

the
agreement of any

specified group of

Lenders has been

obtained to approve

that request.
(c)

In this clause
47.4:
Published Rate

means:
(a)

SOFR; or
(b)

the Term

SOFR for any Quoted Tenor.
Published Rate Replacement Event

means, in relation to a Published Rate:
(a)

the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders, materially changed;

or
(b)

(i)

either
(A)

the

administrator

of

that

Published

Rate

or

its

supervisor

publicly
announces that such administrator is insolvent; or
(B)

information

is

published

in

any

order,

decree,

notice,

petition

or

filing,
however described,

of or

filed with

a court,

tribunal, exchange,

regulatory
authority

or

similar

administrative,

regulatory

or

judicial

body

which

reasonably

confirms

that

the

administrator

of

that

Published

Rate

is
insolvent,
provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;
(ii)

the administrator of that Published Rate publicly

announces that it has ceased or
will cease to

provide that Published

Rate permanently

or indefinitely and,

at that
time,

there

is

no

successor

administrator

to

continue

to

provide

that

Published
Rate;
(iii)

the supervisor of the administrator of that

Published Rate publicly announces that
such Published Rate has been or will be permanently or

indefinitely discontinued;
or
(iv)

the

administrator

of

that

Published

Rate

or

its

supervisor

announces

that

that
Published Rate may no longer be used; or
(c)

the administrator of that Published Rate (or the administrator of an interest rate which is
a

constituent

element

of

that

Published

Rate)

determines

that

that

Published

Rate
should be

calculated in

accordance with

its reduced

submissions or

other contingency
or fallback policies or arrangements and either:
(i)

the

circumstance(s)

or

event(s)

leading

to

such

determination

are

not

(in

the
opinion of the Majority Lenders) temporary; or
(ii)

that

Published

Rate

is

calculated

in

accordance

with

any

such

policy

or
arrangement for a period of no less than 15 Business

Days; or
(d)

in

the

opinion

of

the

Majority

Lenders,

that

Published

Rate

is

otherwise

no

longer
appropriate for the purposes of calculating interest under

this Agreement.
Quoted Tenor

means, in relation to Term

SOFR, any period for which that rate is customarily
displayed on the relevant page or screen of an information

service.
Relevant Nominating Body

means any applicable

central bank, regulator

or other supervisory
authority or a

group of

them, or

any working

group or

committee sponsored

or chaired

by,

or
constituted at the request of, any of them or the Financial Stability

Board.
Replacement Reference Rate

means a reference rate which is:
(a)

formally

designated,

nominated

or

recommended

as

the

replacement

for

a

Published
Rate by:
(i)

the administrator

of that

Published

Rate

(provided

that

the market

or economic
reality that

such reference

rate measures

is the

same as

that measured

by that
Published Rate); or
(ii)

any Relevant Nominating Body,
and if replacements have,

at the relevant time, been formally

designated, nominated or
recommended

under

both

paragraphs,

the

“Replacement

Reference

Rate”

will

be the
replacement under paragraph (ii) above;

(b)

in

the

opinion

of

the

Majority

Lenders

and

the

Obligors,

generally

accepted

in

the
international

or

any

relevant

domestic

syndicated

loan

markets

as

the

appropriate
successor to a Published Rate; or
(c)

in the

opinion of

the Majority

Lenders and

the Obligors,

an appropriate

successor to

a
Published Rate.
47.5

Releases
Except with the approval

of the Lenders or

for a release which

is expressly permitted

or required by
the Finance Documents, the Agent shall not

have authority to authorise the Security Agent

to release
(nor shall any Finance

Party, unless so directed by the Security

Agent in accordance with

clause
37.4
( Enforcement through Security Agent only ), release:
(a)

any Charged Property from the Transaction

Security; or
(b)

any Obligor from any of its guarantee or other obligations

under any Finance Document.

47.6

Disenfranchisement of Defaulting Lenders
(a)

For so long as a Defaulting Lender has any Available

Commitment, in ascertaining:
(i)

the Majority Lenders; or
(ii)

whether:
(A)

any given percentage

(including, for the

avoidance of doubt,

unanimity) of
the Total

Commitments under the Facility; or
(B)

the agreement of any specified group of Lenders,
has been obtained

to approve

any request for

a consent, waiver,

amendment or
other vote of Lenders under the Finance Documents,
that

Defaulting

Lender’s

Commitment

will

be

reduced

by

the

amount

of

its

Available
Commitment

and, to

the extent

that such

reduction

results

in that

Defaulting Lender’s
Commitment being zero, that Defaulting Lender

shall be deemed not to be a Lender

for
the purposes of paragraphs (i) and (ii) above.
(b)

For the

purposes

of this

clause
47.6
, the

Agent may

assume that

the following

Lenders are
Defaulting Lenders:
(i)

any Lender which has notified

the Agent that it has

become a Defaulting Lender;
and
(ii)

any Lender in relation to which it

is aware that any of the events or

circumstances
referred to in paragraphs (a), (b) or (c) of the definition of “Defaulting Lender” has occurred,
unless it

has received

notice to

the contrary

from the

Lender concerned

(together with
any supporting evidence reasonably

requested by the

Agent) or the Agent

is otherwise
aware that the Lender has ceased to be a Defaulting Lender.
47.7

Replacement of a Defaulting Lender

(a)

The Borrowers

may, at any

time a

Lender has

become and

continues to

be a

Defaulting Lender,
by giving 10 Business Days’ prior notice

to the Agent and such Lender replace

such Lender by
requiring

such

Lender

to

(and

to

the

extent

permitted

by

law

such

Lender

shall)

assign

or
transfer

pursuant

to

clause
33

(
Changes

to

the

Lenders
)

all (and

not

part

only)

of

its

rights
under this

Agreement (and any

Security Document to

which that

Lender is

a party

in its

capacity
as a Lender) to

an Eligible Institution

(a
Replacement Lender
) which confirms

its willingness
to assume and does

assume all the obligations

or all the relevant

obligations of the assigning
Lender in

accordance with

clause
33

(
Changes to

the Lenders
) for

a purchase

price in

cash
payable at the time of transfer which is either:
(i)

in an amount equal to:
(A)

the outstanding principal amount of such Lender's participation in the Loan;
(B)

all accrued interest owing to such Lender;
(C)

the

Break

Costs

which

would

have

been

payable

to

such

Lender

pursuant

to
clause
11.5

(
Break

Costs
)

had

the

Borrowers

prepaid

in

full

that

Lender's
participation in the Loan on the date of the assignment;

and
(D)

all other

amounts

payable

to that

Lender

under the

Finance

Documents

on the
date of the assignment.
(ii)

in an amount agreed between that Defaulting

Lender, the Replacement

Lender and the
Borrowers and which does not exceed the amount described

in paragraph (i) above.
(b)

Any assignment

by

a Defaulting

Lender

pursuant

to this

clause
47.7

shall

be subject

to the
following conditions:
(i)

the Borrowers shall have no right to replace the Agent

or the Security Agent;
(ii)

neither the Agent

nor the Defaulting

Lender shall have

any obligation to

the Borrowers
to find a Replacement Lender;
(iii)

the assignment must take place no later

than 10 Business Days after the notice referred
to in paragraph (a) above;
(iv)

in

no

event

shall

the

Defaulting

Lender

be

required

to

pay

or

surrender

to

the
Replacement Lender any of

the fees received by the

Defaulting Lender pursuant

to the
Finance Documents; and
(v)

the Defaulting Lender shall only be obliged to assign its

rights pursuant to paragraph (a)
above once

it is satisfied

that it

has complied

with all

necessary “know

your customer”
or

other

similar

checks

under

all

applicable

laws

and

regulations

in

relation

to

that
assignment to the Replacement Lender.
(c)

The Defaulting Lender shall perform the

checks described in paragraph (b) (v)

above as soon
as reasonably practicable following delivery of a notice referred to in paragraph (a) above and
shall notify

the

Agent

and

the

Borrowers

when

it

is satisfied

that

it has

complied

with

those
checks.
47.8

Disenfranchisement of Guarantor Affiliates
(a)

For so long as a Guarantor Affiliate:

(i)

beneficially owns a Commitment; or
(ii)

has

entered

into

a

sub-participation

agreement

relating

to

a

Commitment

or

other
agreement

or

arrangement

having

a

substantially

similar

economic

effect

and

such
agreement or arrangement has not been terminated,
in ascertaining:
(A)

the Majority Lenders; or
(B)

whether:
(1)

any

given

percentage

(including,

for

the

avoidance

of

doubt,

unanimity)

of

the
Total

Commitments; or
(2)

the agreement of any specified group of Lenders,
has been

obtained

to

approve

any request

for

a consent,

waiver,

amendment

or other

vote
under the Finance Documents,
such Commitment shall be deemed to be zero

and such Guarantor Affiliate or the

person with
whom

it

has

entered

into

such

sub-participation,

other

agreement

or

arrangement

shall

be
deemed not

to be

a Lender

for the

purposes of

paragraphs (A)

and (B)

above (unless

in the
case

of

a

person

not

being

a

Guarantor

Affiliate

it

is

a

Lender

by

virtue

otherwise

than

by
beneficially owning the relevant Commitment).
(b)

Each

Lender

shall,

unless

such

Debt

Purchase

Transaction

is

an

assignment

or

transfer,
promptly notify the Agent in writing

if it knowingly enters into a

Debt Purchase Transaction with
a

Guarantor

Affiliate

(a
Notifiable

Debt

Purchase

Transaction
),

such

notification

to

be
substantially in

the form

set out

in Part

I of
Schedule 10 (
Forms of

Notifiable Debt

Purchase
Transaction Notice ).
(c)

A Lender shall

promptly notify the

Agent if a Notifiable

Debt Purchase Transaction

to which it
is a party:
(i)

is terminated; or
(ii)

ceases to be with a Guarantor Affiliate,
such

notification

to

be

substantially

in

the

form

set

out

in

Part

II

of
Schedule 10

(
Forms

of
Notifiable Debt Purchase Transaction

Notice
).
(d)

Each Guarantor Affiliate that is a Lender agrees that:
(i)

in relation to

any meeting or conference

call to which all

the Lenders are

invited to attend
or participate, it shall

not attend or participate

in the same if

so requested by

the Agent
or, unless the Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and
(ii)

in its

capacity as

Lender,

unless the

Agent otherwise

agrees, it

shall not

be entitled

to
receive any

report or

other document

prepared at

the behest

of, or

on the

instructions
of, the Agent or one or more of the Lenders.
48

Confidential Information

48.1

Confidential Information
Each Finance

Party agrees

to keep all

Confidential Information

confidential and

not to disclose

it to
anyone, save to

the extent permitted

by clause
48.2
(Disclosure of Confidential

Information)
, and to
ensure that all Confidential Information is protected with security measures and a degree of care that
would apply to its own confidential information.

48.2

Disclosure of Confidential Information
Any Finance Party may disclose:
(a)

to any of its Affiliates

and Related Funds and

any of its or their

officers, directors,

employees,
professional advisers, auditors, partners

and Representatives such Confidential Information

as
that

Finance

Party

shall

consider

appropriate

if

any

person

to

whom

the

Confidential
Information is to be given pursuant

to this paragraph
(a)

is informed in writing of its

confidential
nature and that some or all

of such Confidential Information may be price-sensitive information except

that

there

shall

be

no

such

requirement

to

so

inform

if

the

recipient

is

subject

to
professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential

Information;
(b)

to any underwriter, insurance company,

mutual insurance association or other insurer (or their
officers,

directors,

employees,

professional

advisers,

auditors

or

partners)

or

broker

with

or
through whom the

Agent or the Security

Agent has effected

or proposes to

effect any form

of
insurance

for

the

benefit

of

any

of

the

Finance

Parties

in

relation

to

their

interests

and/or
potential

liabilities

in

relation

to

the

Transaction

Security

(including,

but

not

limited

to,

any
mortgagee

interest

insurance

or

mortgagee

additional

perils

insurance)

such

Confidential
Information

as

the

Agent

or

the

Security

Agent

shall

consider

appropriate

in

relation

to

that
insurance (including but

not limited to

the name of a

Ship, its IMO number

and the amount

of
the outstanding indebtedness in respect thereof);
(c)

to any person:
(i)

to (or through) whom

it assigns (or may

potentially assign) all or

any of its rights and/or
obligations under

one or

more Finance

Documents

or which

succeeds

(or which

may
potentially

succeed)

it

as

Agent

or

Security

Agent

and,

in

each

case,

to

any

of

that
person’s Affiliates, Related Funds, Representatives

and professional advisers;
(ii)

with (or through)

whom it

enters into

(or may

potentially enter

into), whether

directly or
indirectly,

any

sub-participation

in

relation

to,

or

any

other

transaction

under

which
payments

are

to

be

made

or

may

be

made

by

reference

to,

one

or

more

Finance
Documents and/or

one or

more Obligors

and to any

of that person’s

Affiliates, Related
Funds, Representatives and professional advisers;
(iii)

appointed by any

Finance Party or

by a person

to whom paragraphs

(c)
(i)

or (c)
(ii)

above
applies

to

receive

communications,

notices,

information

or

documents

delivered
pursuant

to

the

Finance

Documents

on

its

behalf

(including,

without

limitation,

any
person appointed

under paragraph
(b)

of clause
35.20

(
Relationship with

the Lenders
and Hedging Provider ));
(iv)

who invests in or

otherwise finances (or

may potentially invest

in or otherwise finance),
directly or indirectly,

any transaction referred to in paragraphs (c)
(i)

or (c)
(ii)

above;
(v)

to whom information is required or requested to be disclosed by any court of competent jurisdiction or any

governmental, banking, taxation

or other

regulatory authority or

similar
body,

the

rules

of

any

relevant

stock

exchange

or

pursuant

to

any

applicable

law

or
regulation;

(vi)

to whom information is required to be

disclosed in connection with, and for the purposes
of,

any

litigation,

arbitration,

administrative

or

other

investigations,

proceedings

or
disputes;
(vii)

to whom or for whose

benefit that Finance Party

charges, assigns or otherwise

creates
Security (or may do so) pursuant to clause
33.9

(Security over Lenders’ rights);
(viii)

who is a Party; or
(ix)

with the consent of the Borrowers;
in each case, such Confidential Information as that

Finance Party shall consider appropriate if:
(A)

in relation

to paragraphs

(c)(i), (c)(ii)

and (c)(iii)

above, the

person to

whom the
Confidential

Information

is

to

be

given

has

entered

into

a

Confidentiality
Undertaking

except

that

there

shall

be

no

requirement

for

a

Confidentiality
Undertaking if the recipient is

a professional adviser and is

subject to professional
obligations to

maintain the

confidentiality of

the Confidential

Information

and, in
the event

that such

person is

a fund,

the Agent

has notified

the Borrowers

of its
intention to disclose such Confidential Information;
(B)

in

relation

to

paragraph

(c)(iv)

above,

the

person

to

whom

the

Confidential
Information

is

to

be

given

has

entered

into

a

Confidentiality

Undertaking

or

is
otherwise bound

by requirements

of confidentiality

in relation

to the

Confidential
Information

they

receive

and

is

informed

that

some

or

all

of

such

Confidential
Information may be price-sensitive information and, in the event that such person is a

fund,

the

Agent has

notified

the

Borrowers

of its

intention to

disclose

such
Confidential Information;
(C)

in relation to paragraphs (c)(v),

(c)(vi) and (c)(vii) above, the person

to whom the
Confidential Information

is to

be given

is informed

of its

confidential nature

and
that

some

or

all

of

such

Confidential

Information

may

be

price-sensitive
information except that there shall

be no requirement to so

inform if, in the

opinion
of that Finance Party,

it is not practicable so to do in the circumstances,
and provided further that, in relation to sub-paragraphs

(i), (ii), (iii) and (iv) of paragraph
(c) above, the

Borrowers’ consent

is required unless

the Confidential Information

is (a)
provided to another Lender

or an Affiliate of

a Lender or a

Related Fund or (b)

given at
a time when an Event of Default has occurred and has not been waived by the Agent in writing or (c) is provided

for the purposes of an assignment which

is for the sole purpose
of a securitisation, covered bond

program or similar transaction in

respect of the Facility;
(d)

to any

person appointed

by that

Finance

Party or

by a

person to

whom

paragraphs

(c)
(i)

or
(c)
(ii)

above applies to provide administration or settlement

services in respect of one or more
of the Finance Documents

including without limitation, in relation

to the trading of

participations
in respect of the Finance

Documents, such Confidential Information

as may be required to

be
disclosed

to

enable

such

service

provider

to

provide

any

of

the

services

referred

to

in

this
paragraph
(d)

if the

service provider

to whom

the Confidential

Information is

to be

given has
entered

into

a

confidentiality

agreement

substantially

in

the

form

of

the

LMA

Master
Confidentiality Undertaking

for Use With

Administration/Settlement Service

Providers or such
other

form

of

confidentiality

undertaking

agreed

between

the

Borrowers

and

the

relevant
Finance Party; and

(e)

to any rating agency (including its professional advisers) such Confidential Information as may be required to be

disclosed to enable such rating agency

to carry out its normal

rating activities
in relation to the Finance Documents and/or the Obligors.
48.3

Entire agreement
This clause
48

constitutes the entire

agreement between

the Parties in

relation to

the obligations of
the

Finance

Parties

under

the

Finance

Documents

regarding

Confidential

Information

and
supersedes any previous agreement,

whether express or implied,

regarding Confidential Information.

48.4

Inside information
Each of the Finance Parties

acknowledges that some or

all of the Confidential Information

is or may
be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including

securities law relating

to insider dealing

and market abuse

and each
of the Finance Parties undertakes not to use any Confidential

Information for any unlawful purpose.

48.5

Notification of disclosure
Each

of

the

Finance

Parties

agrees

(to

the

extent

permitted

by

law

and

regulation)

to

inform

the
Borrowers:
(a)

of the

circumstances of any

disclosure of Confidential

Information made to

any person to

whom
information is

required or

requested to

be disclosed

by any

court of competent

jurisdiction or
any governmental,

banking, taxation

or other

regulatory authority

or similar

body or

the rules
of

any

relevant

stock

exchange

or

pursuant

to

any

applicable

law

or

regulation

pursuant

to
clause
48.2

(
Disclosure of Confidential

Information
) except where

such disclosure

is made to
any such person during the ordinary course of its supervisory or regulatory function; and
(b)

upon becoming aware

that Confidential Information has

been disclosed in

breach of this

clause
48
.

48.6

Continuing obligations
The obligations

in this

clause
48

are continuing

and, in

particular,

shall survive

and remain

binding
on each Finance Party for a period of twelve Months from the earlier of:
(a)

the date on which all amounts payable

by the Obligors under or in

connection with the Finance
Documents

have

been

paid

in

full

and

all

Commitments

have

been

cancelled

or

otherwise
cease to be available; and
(b)

the date on which such Finance Party otherwise ceases to be

a Finance Party.
48.7

Publicity
Each of the Agent and the Arranger has the right, at its own expense, to publish information about its
participation

in

and

the

agency

and

arrangement

of

the

Facility

and

for

such

purpose

use

the
Guarantor’s logo and trademark in connection with such publication provided they have received the written consent of the Guarantor.

49

Confidentiality of Funding Rates

49.1

Confidentiality and disclosure
(a)

The Agent and each Obligor agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs

(b) and (c) below.
(b)

The Agent may disclose:
(i)

any

Funding

Rate

to

the

Borrowers

pursuant

to

clause
9.4

(
Notification

of

rates

of
interest ); and
(ii)

any

Funding

Rate

to

any

person

appointed

by

it

to

provide

administration

services

in
respect

of

one

or

more

of

the

Finance

Documents

to

the

extent

necessary

to

enable
such

service

provider

to

provide

those

services

if

the

service

provider

to

whom

that
information is

to be

given has

entered into

a confidentiality

agreement substantially

in
the

form

of

the

LMA

Master

Confidentiality

Undertaking

for

Use

With
Administration/Settlement

Service

Providers

or

such

other

form

of

confidentiality
undertaking agreed between the Agent and the relevant

Lender.
(c)

The Agent may disclose any Funding Rate, and each Obligor may disclose any Funding Rate, to:
(i)

any

of

its

Affiliates

and

any

of

its

or

their

officers,

directors,

employees,

professional
advisers,

auditors,

partners

and

Representatives

if

any

person

to

whom

that

Funding
Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential
nature and that it

may be price-sensitive

information except that

there shall be no

such
requirement to so inform if the recipient is

subject to professional obligations to maintain
the

confidentiality

of

that

Funding

Rate

or

is

otherwise

bound

by

requirements

of
confidentiality in relation to it;
(ii)

any person to whom information is required or

requested to be disclosed by any court of
competent

jurisdiction

or

any

governmental,

banking,

taxation

or

other

regulatory
authority or

similar body,

the rules

of any

relevant stock

exchange or

pursuant

to any
applicable law

or regulation

if the

person to

whom that

Funding Rate

is to

be given

is
informed in writing

of its confidential nature

and that it

may be price-sensitive information
except that there

shall be no

requirement to

so inform

if, in the

opinion of

the Agent

or
the

relevant

Obligor,

as

the

case

may

be,

it

is

not

practicable

to

do

so

in

the
circumstances;
(iii)

any person to

whom information

is required to

be disclosed in

connection with,

and for
the

purposes

of,

any

litigation,

arbitration,

administrative

or

other

investigations,
proceedings

or

disputes

if

the

person

to

whom

that

Funding

Rate

is

to

be

given

is
informed in writing

of its confidential nature

and that it

may be price-sensitive information
except that there

shall be no

requirement to

so inform

if, in the

opinion of the

Agent or
the

relevant

Obligor,

as

the

case

may

be,

it

is

not

practicable

to

do

so

in

the
circumstances; and
(iv)

any person with the consent of the relevant Lender.

49.2

Related obligations
(a)

The Agent and each Obligor acknowledge that each

Funding Rate is or may be price-sensitive
information and that

its use may

be regulated or

prohibited by applicable

legislation including
securities

law

relating

to insider

dealing and

market abuse

and the

Agent

and each

Obligor
undertake not to use any Funding Rate for any unlawful purpose.
(b)

The Agent and each Obligor agree

(to the extent permitted by law

and regulation) to inform the
relevant Lender:
(i)

of

the

circumstances

of

any

disclosure

made

pursuant

to

clause

46.1(c)(ii)
(Confidentiality

and

disclosure)

except

where

such

disclosure

is

made

to

any

of

the
persons

referred

to

in

that

paragraph

during

the

ordinary

course

of

its

supervisory

or
regulatory function; and
(ii)

upon becoming aware that

any information has been

disclosed in breach

of this clause
49.
49.3

No Event of Default
No Event

of Default

will occur

under clause
31.6(
Other obligations
) by

reason only

of an

Obligor’s
failure to comply with this clause
49.
50

Counterparts
Each Finance

Document

may be

executed

in

any

number

of counterparts,

and

this

has the

same
effect as if the signatures on the counterparts were

on a single copy of the Finance Document.

51

Contractual recognition of bail in
(a)

Notwithstanding

any

other

term

of

any

Finance

Document

or

any

other

agreement,
arrangement

or

understanding

between

the

Parties,

each

Party

acknowledges

and

accepts
that

any

liability

of

any

Party

to

any

other

Party

under

or

in

connection

with

the

Finance
Documents

may

be

subject

to

Bail-In

Action

by

the

relevant

Resolution

Authority

and
acknowledges and accepts to be bound by the effect

of:
(i)

any Bail-In Action in relation to any such liability,

including (without limitation):
(A)

a reduction, in

full or in

part, in the

principal amount,

or outstanding

amount due
(including any accrued but unpaid interest) in respect of any such liability;
(B)

a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(C)

a cancellation of any such liability; and
(ii)

a variation of any

term of any Finance

Document to the

extent necessary to

give effect
to any Bail-In Action in relation to any such liability.
(b)

In this Agreement and (unless

otherwise defined in the relevant

Finance Document) the other
Finance Documents:
Article 55

BRRD

means Article

55 of

Directive 2014/59/EU

establishing a

framework for

the
recovery and resolution of credit institutions and investment firms.

Bail-In Action

means the exercise of any Write-down and Conversion

Powers.
Bail-In Legislation

means:
(a)

in

relation

to

an

EEA

Member

Country

which

has

implemented,

or

which

at

any

time
implements, Article 55 BRRD, the relevant implementing law

or regulation as described
in the EU Bail-In Legislation Schedule from time to time;
(b)

in relation to the United Kingdom, the UK Bail-In Legislation;

and

(c)

in

relation

to

any

state

other

than

such

an

EEA

Member

Country

and

the

United
Kingdom, any analogous

law or regulation from

time to time which

requires contractual
recognition

of

any

Write-down

and

Conversion

Powers

contained

in

that

law

or
regulation.
EEA

Member

Country

means

any

member

state

of

the

European

Union,

Iceland,
Liechtenstein and Norway.
EU Bail-In

Legislation Schedule

means the

document described

as such

and published

by
the Loan Market Association (or any successor person)

from time to time.

Resolution Authority

means any

body which

has authority

to exercise

any Write-down

and
Conversion Powers.

UK Bail-In Legislation

means Part I

of the United Kingdom

Banking Act 2009

and any other
law

or

regulation

applicable

in

the

United

Kingdom

relating

to

the

resolution

of

unsound

or
failing banks,

investment firms

or other

financial institutions

or their

affiliates

(otherwise than
through liquidation, administration or other insolvency

proceedings).
Write-down and Conversion Powers

means:
(a)

in

relation

to

any

Bail-In

Legislation

described

in

the

EU

Bail-In

Legislation

Schedule
from time to time,

the powers described

as such in relation

to that Bail-In

Legislation in
the EU Bail-In Legislation Schedule; and
(b)

in relation

to any

other applicable Bail-In

Legislation other than

the UK

Bail-in Legislation:
(i)

any

powers

under

that

Bail-In

Legislation

to

cancel,

transfer

or

dilute

shares
issued by a

person that

is a

bank or

investment firm

or other financial

institution
or

affiliate

of

a

bank,

investment

firm

or

other

financial

institution,

to

cancel,
reduce, modify

or change the

form of

a liability

of such

a person or

any contract
or instrument under which

that liability arises, to

convert all or part

of that liability
into shares, securities or

obligations of that person

or any other person,

to provide
that

any

such

contract

or

instrument

is

to

have

effect

as

if

a

right

had

been
exercised under it or to suspend any obligation in respect of that liability or any of the powers under

that Bail-In

Legislation that

are related to

or ancillary to

any of
those powers; and
(ii)

any similar or analogous powers under that Bail-In Legislation;
(c)

in relation to any UK Bail-In Legislation:

(i)

any powers

under that

UK Bail-In

Legislation to

cancel, transfer

or dilute

shares
issued by a

person that

is a

bank or

investment firm

or other financial

institution
or

affiliate

of

a

bank,

investment

firm

or

other

financial

institution,

to

cancel,

reduce, modify

or change the

form of

a liability

of such

a person or

any contract
or instrument under which

that liability arises, to

convert all or part

of that liability
into shares, securities or

obligations of that person

or any other person,

to provide
that

any

such

contract

or

instrument

is

to

have

effect

as

if

a

right

had

been
exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and
(ii)

any similar or analogous powers under that UK Bail-In

Legislation.

Section 11 -

Governing Law and Enforcement
52

Governing law
This Agreement and any non-contractual obligations connected with it are governed by English law.

53

Enforcement
53.1

Jurisdiction of English courts
(a)

The

courts

of

England

have

exclusive

jurisdiction

to

settle

any

dispute

arising

out

of

or

in
connection with this Agreement or any non-contractual obligations connected with it (including a dispute regarding the existence, validity or termination

of this Agreement) (a Dispute).

(b)

The Parties agree

that the courts

of England are

the most appropriate

and convenient courts
to settle Disputes and accordingly no Party will argue

to the contrary.

(c)

Notwithstanding paragraphs
(a)

and
(b)

above, no

Finance Party shall

be prevented

from taking
proceedings relating

to a

Dispute in

any other

courts with

jurisdiction.

To

the extent

allowed
by law, the Finance Parties

may take concurrent proceedings in any number of jurisdictions.
53.2

Service of process
Without prejudice to any other mode of service allowed under any relevant law,

any Obligor who is a
Party:
(a)

irrevocably appoints

the person

named in
Schedule 1 (
The original

parties
) as

that Obligor’s
English process agent as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document;
(b)

agrees

that

failure

by

an

agent

for

service

of

process

to

notify

the

relevant

Obligor

of

the
process will not invalidate the proceedings concerned; and
(c)

if

any

person

appointed

as process

agent

for

an

Obligor

is unable

for

any reason

to

act as
agent for service

of process, that

Obligor must immediately

(and in any

event within ten

days
of such

event taking

place) appoint

another agent

on terms

acceptable to

the Agent.

Failing
this, the Agent may appoint another agent for this purpose.
This Agreement has been entered into on the date

stated at the beginning of this Agreement.

Schedule 1

The original parties
Part 1
The Borrowers
Name: Bikini Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Name: Jabat Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Name: Tuvalu Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom

Name: Kaben Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Name:
Taroa

Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Name: Gala Properties Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Name: Rairok Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou

English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom

Name: Fayo Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Name: Lae Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Name: Namu Shipping Company Inc.
Original Jurisdiction

Republic of the Marshall Islands
Registered office
Trust Company Complex, Ajeltake Road,

Ajeltake Island, Majuro,
Marshall Islands MH96960
Address for service of notices
c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English process agent (if not
incorporated in England)
Hill Dickinson Services (London) Ltd. of Broadgate Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom

Part 2
The Guarantor
Name of Gurantor
Diana Shipping Inc.

Original Jurisdiction Republic of the Marshall Islands
Registration number

(or equivalent, if any)
13671
Registered office
Trust

Company Complex,

Ajeltake Road,

Ajeltake

Island,

Majuro,
Marshall Islands MH96960
Address for service of notices c/o Diana Shipping Services S.A.
Pendelis 16, 175 64 Palaio Faliro, Greece
e-mail: corpgov@dianashippingservices.com
Attention: Margarita Veniou
English

process

agent

(if

not
incorporated in England)
Hill

Dickinson

Services

(London)

Ltd.

of

Broadgate

Tower,

20
Primrose Street, London, EC2A 2EW,

United Kingdom
Part 3
The Original Lenders

Name DNB (UK) LTD.
Facility

Office

and

contact
details for notices

8
th

Floor,

The

Walbrook

Building,

25

Walbrook,

London

EC4N

8AF,
United Kingdom
e-mail: cmoalondon@dnb.no

Attention: Shane Gillogley
Commitment ($) 100,000,000
TOTAL

COMMITMENTS

100,000,000
Part 4
The Agent
Name DNB BANK ASA
Facility

Office,

contact
details

and

account

details
for payment
8
th

Floor,

The

Walbrook

Building,

25

Walbrook,

London

EC4N

8AF,
United Kingdom
e-mail:

cmoalondon@dnb.no

Attention: Shane Gillogley
Part 5
The Security Agent
Name DNB BANK ASA
Facility

Office,

contact
details

and

account

details
for payment

8
th

Floor,

The

Walbrook

Building,

25

Walbrook,

London

EC4N

8AF,
United Kingdom
e-mail:

cmoalondon@dnb.no

Attention: Shane Gillogley

Part 6
The Hedging Provider
Name DNB BANK ASA
Facility

Office

and

contact
details for notices

8
th

Floor,

The

Walbrook

Building,

25

Walbrook,

London

EC4N

8AF,
United Kingdom
e-mail: ISDA@dnb.no and cmoalondon@dnb.no

Attention: ISDA Team

and Shane Gillogley
Part 7
The Sustainability Co-ordinator
Name DNB BANK ASA
Facility

Office

and

contact
details for notices

8
th

Floor,

The

Walbrook

Building,

25

Walbrook,

London

EC4N

8AF,
United Kingdom
e-mail:

cmoalondon@dnb.no

Attention: Shane Gillogley

Schedule 2

Ship information
Ship A
Name of Ship: New York
IMO Number: 9405332
Owner: Bikini Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification:
I
X
HULL
X
MACH
Bulk carrier BC-A ( maximum cargo density 3.00 t/m3; holds
2,4,6,8 may be empty) ESP
X
STAR-HULL,
X
AUT-UMS , MON-SHAFT ,

SEEMP,
GRABLOADING , CYBER MANAGED , INWATERSURVEY
Classification Society: Bureau Veritas
Major Casualty Amount: $1,000,000
Ship B
Name of Ship: Maia
IMO Number: 9422938
Owner: Jabat Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification: NS / MNS
(CSR, BC-A, BC-XII, GRAB 20)(ESP)(IWS)(PSCM)(M0)
(Strengthened for heavy cargo loading where hold nos. 2,4 &

6 may
be empty)
Classification Society: Nippon Kaiji Kyokai
Major Casualty Amount: $1,000,000
Ship C
Name of Ship: Myrto
IMO Number: 9518086
Owner: Tuvalu Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification: NS* / MNS*
(CSR, BC-A, BC-XII, GRAB 20, PSPC-WBT)(ESP)(IWS)(PSCM)
(Strengthened for heavy cargo loading where hold nos. 2,4 &

6 may
be empty)
Classification Society: Nippon Kaiji Kyokai
Major Casualty Amount: $1,000,000

Ship D
Name of Ship: Selina
IMO Number: 9473183
Owner: Kaben Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification:
I
X
HULL
X
MACH
Bulk carrier CSR BC-A (holds 2,4,6 may be empty) ESP GRAB[20]
Unrestricted navigation

X

VeriSTAR

-HULL,
X
AUT-UMS, MON-SHAFT,

GREEN
PASSPORT
PROTECTED FO TANK,

CYBER MANAGED, INWATERSURVEY
Classification Society: Bureau Veritas
Major Casualty Amount: $1,000,000
Ship E
Name of Ship: Ismene
IMO Number: 9493535
Owner:
Taroa

Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification:
X
1A1

Bulk

carrier

BC(A)

BIS

Clean

CSR

E0

ESP

Grab(20

t)
Holds(2,4,6)may be empty TMON
Classification Society: Det Norske Veritas
Major Casualty Amount: $1,000,000
Ship F
Name of Ship: Houston
IMO Number: 9539602
Owner: Gala Properties Inc.
Flag State: The Republic of the Marshall Islands
Classification:
I
X
HULL
X
MACH
Bulk

carrier

BC-A

(holds

2,4,6,8

may

be

empty)

ESP

GRAB[25]
Unrestricted navigation

X
STAR-HULL,
X
AUT-UMS,

MON-SHAFT,

GREEN

PASSPORT,
SEEMP

CYBER MANAGED, INWATERSURVEY
Classification Society: Bureau Veritas
Major Casualty Amount: $1,000,000

Ship G
Name of Ship: Medusa
IMO Number: 9461130
Owner: Rairok Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification: NS* / MNS*
(CSR, BC-A, BC-XII, GRAB 20)(ESP)(IWS)(PSCM)
(Strengthened for heavy cargo loading where hold nos. 2,4 &

6 may
be empty)
Classification Society: Nippon Kaiji Kyokai
Major Casualty Amount: $1,000,000
Ship H
Name of Ship: Artemis
IMO Number: 9335989
Owner: Fayo Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification: NS* / MNS*
(BC, SHC 2,4,6 E)(ESP)(PSCM)M0)
Classification Society: Nippon Kaiji Kyokai
Major Casualty Amount: $1,000,000
Ship I
Name of Ship: Los Angeles
IMO Number: 9588483
Owner: Lae Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification:
I
X
HULL
X
MACH
Bulk carrier CSR CPS(WBT) BC-A (holds 2,4,6
☆

8 may be empty)
GRAB
X
[25] ESP
Unrestricted navigation
X
VeriSTAR

-HULL ,
X
AUT-UMS , MON-SHAFT , GREEN
PASSPORT

, PROTECTED FO TANK

, CYBER MANAGED ,
INWATERSURVEY
Classification Society: Bureau Veritas
Major Casualty Amount: $1,000,000

Ship J
Name of Ship: Philadelphia
IMO Number: 9588495
Owner: Namu Shipping Company Inc.
Flag State: The Republic of the Marshall Islands
Classification:
I
X
HULL
X
MACH
Bulk carrier CSR CPS(WBT) BC-A (holds 2,4,6
☆

8 may be empty)
GRAB
X
25 ESP
Unrestricted navigation
X

VeriSTAR

-HULL

,
X
AUT-UMS

,

MON-SHAFT

,

GREEN
PASSPORT

,

PROTECTED

FO

TANK

,

CYBER

MANAGED

,
INWATERSURVEY
Classification Society: Bureau Veritas
Major Casualty Amount: $1,000,000

Schedule 3

Conditions precedent
Part 1
Conditions precedent to any Utilisation
1

Original Obligors' corporate documents
(a)

A

copy

of

the

Constitutional

Documents

(including

any

joint

venture

or

shareholders’
agreements

or

any

silent

partnership

agreements

in

respect

of

any

Original

Obligor)

and,

if
applicable, a certificate of good standing of each Original Obligor.

(b)

A

copy

of

a

resolution

of

the

board

of

directors

of

each

Original

Obligor

(other

than

the
Guarantor) and a copy of a resolution of the executive committee of the Guarantor:
(i)

approving

the

terms

of,

and

the

transactions

contemplated

by,

the

Transaction
Documents to which

it is a

party (its
Relevant Documents
) and resolving

that it execute,
deliver and perform its Relevant Documents;
(ii)

authorising

a

specified

person

or

persons

to

execute

its

Relevant

Documents

on

its
behalf; and
(iii)

authorising

a

specified

person

or

persons,

on

its

behalf,

to

sign

and/or

despatch

all
documents

and

notices

(including,

if

relevant,

any

Utilisation

Request)

to

be

signed
and/or despatched by it under or in connection with its

Relevant Documents.

(c)

A

specimen

of

the

signature

of

each

person

authorised

by

the

resolution

referred

to

in
paragraph
(b)

above in relation to its Relevant Documents and related

documents.

(d)

A copy of

a resolution signed

by all the

holders of

the issued

shares in each

Original Obligor
(other than the

Guarantor), approving

the terms of,

and the transactions

contemplated by,

its
Relevant Documents.
(e)

A copy of a resolution of the board of directors of each corporate shareholder of each Original
Obligor

(other

than

the

Guarantor)

approving

the

terms

of

the

resolution

referred

to

in
paragraph
(d)

above.
(f)

A certificate of the Guarantor (signed

by a director) confirming that borrowing

or guaranteeing
or

securing,

as

appropriate,

the

Total

Commitments

would

not

cause

any

borrowing,
guarantee, security or similar limit binding on any Original Obligor to be exceeded.

(g)

A copy of any power

of attorney under which any

person is appointed by

any Original Obligor
to execute any of its Relevant Documents on its behalf.

(h)

A certificate

of an

authorised

signatory of

each relevant

Original Obligor

certifying that

each
copy document relating

to it specified

in this Part

of this Schedule

is correct, complete

and in
full force and effect and has not been amended or superseded as at a date no earlier than the
date

of

this

Agreement

and

that

any

such

resolutions

or

power

of

attorney

have

not

been
revoked.

2

Legal opinions
(a)

A legal opinion of Norton Rose Fulbright LLP,

Greece addressed to the Arranger,

the Security
Agent, the Agent and each Original Lender on matters of English law, substantially in the form approved by the Agent.

(b)

A

legal

opinion

of

the

legal

advisers

to

the

Arranger,

the

Security

Agent

and

the

Agent

in
England and also each jurisdiction

in which an Obligor is

incorporated and/or registered,

or in
which an Account opened at

the relevant time is established

substantially in the form approved
by the Agent.

3

Other documents and evidence
(a)

Evidence

that

any

process

agent

referred

to

in

clause
53.1(c)

(
Service

of

process
)

or

any
equivalent provision

of any

other Finance

Document entered

into on

or before

the Utilisation
Date, if not an Original Obligor,

has accepted its appointment.
(b)

A copy

of any

other Authorisation

or other

document, opinion

or assurance

which the

Agent
considers

to

be

necessary

or

desirable

(if

it

has

notified

the

Borrowers

accordingly)

in
connection

with

the

entry

into

and

performance

of

the

transactions

contemplated

by

any
Finance Document or for the validity and enforceability

of any Finance Document.

(c)

The Original Financial Statements.

(d)

Evidence

that

the

fees,

commissions,

costs

and

expenses

then

due

from

the

Borrowers
pursuant to clause
12

(
Fees ), any Fee Letter and clause
17
(Costs and expenses) have been
paid or will be paid by the first Utilisation Date.

4

Bank Accounts
Evidence

that

any Account

required to

be established

under clause
28
(Bank

accounts)

has been
opened

and

established,

that

any

Account

Security

in

respect

of

each

such

Account

has

been
executed and delivered by the relevant Account Holder(s) and that any notice required to be given to an

Account

Bank

under

that

Account

Security

has

been

given

to

it

and

acknowledged

by

it in

the
manner required by that Account Security and that an amount has been credited to it.
5

Finance Documents
(a)

The Fee Letters duly executed by all parties to them.
(b)

Evidence that the

Hedging Master

Agreement has

been duly executed

by the Borrowers

and
the Hedging Provider.
(c)

The

Hedging

Contract

Security

duly

executed

and

any

notice

requested

by

the

Hedging
Provider under the

Hedging Contract Security

has been given

to it and

acknowledged by it

in
the manner required by the Hedging Contract Security.
(d)

The Share Security in respect of each Borrower

duly executed by the Guarantor together with
all letters, transfers, certificates

and other documents required

to be delivered

under each such
Share Security.

6

“Know your customer” information
Such

documentation

and

information

as

any

Finance

Party

may

reasonably

request

through

the
Agent to

comply

with

“know

your

customer”

or similar

identification

procedures

under all

laws and
regulations applicable to

that Finance Party

(including, but not

limited to, a copy

of a structure

chart
in respect of the Group, copies of the Disclosed Persons’ passport and evidence of,

signing authority
of any

person that

has signed

the documentation

relevant to

“know your

customer” checks

by any
Finance Party).

Part 2
Ship and security conditions precedent
1

Corporate documents
(a)

A

certificate

of

an

authorised

signatory

of

the

relevant

Owner

certifying

that

each

copy
document relating to it specified in

Part 1 of this Schedule

remains correct, complete and in full
force

and

effect

as

at

a

date

no

earlier

than

a

date

approved

for

this

purpose

and

that

any
resolutions or power

of attorney referred to

in Part 1 of

this Schedule in relation

to it have not
been revoked or amended.

(b)

A certificate

of an

authorised signatory of

each other

Obligor which

is party

to any

of the

Original
Security Documents

required to

be executed

at or

before

the Utilisation

Date, certifying

that
each copy document

relating to it

specified in Part

1 of this

Schedule remains correct, complete
and in

full force

and effect

as at

a date

no earlier

than a

date approved

for this

purpose and
that any resolutions

or power of

attorney referred

to in Part

1 of this

Schedule in

relation to it
have not been revoked or amended.

2

Security
(a)

The Mortgage and

the Deed of

Covenant or,

as the case

may be, the General

Assignment in
respect of each Ship duly executed by the relevant Owner.

(b)

If a Ship is

subject to a Charter, the relevant Charter Assignment duly

executed by the relevant
Owner.
(c)

A

Manager's

Undertaking

in

respect

of

each

Ship

pursuant

to

the

Finance

Documents

duly
executed by each manager of the Relevant Ship.
(d)

Duly executed notices

of assignment and

acknowledgements of

those notices as

required by
any of the above Security Documents.

3

Registration of Ship
Evidence that each Ship:
(a)

is legally

and beneficially owned

by the

relevant Owner and

permanently registered in

the name
of the

relevant Owner

free from

any Security

Interests (other

than Security

Interests created
under the Finance Documents and Permitted Maritime Liens) through the relevant Registry as a ship under the laws and flag of the relevant Flag State;
(b)

is

classed

with

the

relevant

Classification

free

of

all

overdue

requirements

and
recommendations of the relevant Classification Society;
(c)

is insured in the manner required by the Finance Documents;

and
(d)

is free of

any charter commitment

which would require

approval under the

Finance Documents.

4

Mortgage registration
Evidence that

the Mortgage

in respect

of
each Ship

has been

permanently

registered against

that
Ship through the relevant Registry under the laws and flag

of the relevant Flag State.
5

Existing Indebtedness

(a)

Evidence in all respects

satisfactory to the

Agent that the Existing

Indebtedness has been,

or
will be,

immediately following

the Utilisation,

repaid in

full, together

with interest

thereon and
together with any other

amounts in relation to

it owing by any Obligors,

and that any undrawn
or available commitments in relation to it have been cancelled.
(b)

Evidence that all Security

Interests created by any

Obligors over or in

relation to each Ship

in
respect of

the Existing

Indebtedness have

been discharged

and that the

Obligors have

been
released from their obligations or liabilities in relation to the Existing Indebtedness.
6

Legal opinions
(a)

A legal opinion of Norton

Rose Fulbright LLP Greece

addressed to the Arranger,

the Security
Agent, the Agent and the Original

Lenders on matters of English law,

substantially in the form
approved by the Agent.

(b)

A legal

opinion

of the

legal

advisers

to the

Arranger,

the

Security

Agent,

the

Agent

and

the
Original

Lenders

in

each

jurisdiction

in

which

an

Obligor

is

incorporated

and/or

registered
and/or

which

is

or

is

to

be

the

Flag

State

of

a

Ship,

or

in

which

an

Account

opened

at

the
relevant time is established,

substantially in the form approved by the Agent.

7

Insurance
In relation to each of the Insurances of the Ships:
(a)

an opinion from insurance consultants appointed by the

Agent on such Insurances;
(b)

evidence that

such Insurances

have been

placed

in accordance

with clause
25

(
Insurance );
and
(c)

evidence that approved

brokers, insurers and/or

associations have issued

or will issue letters
of undertaking in

favour of the

Security Agent in

an approved form in

relation to the Insurances.

8

ISM and ISPS Code
Copies of:
(a)

the document of compliance issued in accordance with the ISM Code to the person who is the operator of each Ship for the purposes of that code;
(b)

the safety management

certificate in respect

of each Ship

issued in accordance

with the ISM
Code;
(c)

the international ship security certificate in respect of each

Ship issued under the ISPS Code;

(d)

if so requested by the Agent, any other certificates

issued under any applicable code required
to be observed by each Ship or in relation to its operation under any applicable law; and
(e)

the Inventory of Hazardous Material for each Ship.
9

Value of security

One valuation of

the Ships (dated

not more than

30 days before

the Utilisation)

by an approved

valuer
made (at the

cost of

the Borrowers)

in accordance with

clause
26

(
Minimum security

value
) in form
and substance acceptable to the Agent.

10

Fees and expenses
Evidence that the fees,

commissions, costs and

expenses then due

from the Borrowers

pursuant to
clause
12
(Fees) , any Fee Letter, clause
17
(Costs and expenses)

and
25.6

(
Mortgagee’s insurance )
have been paid or will be paid by the Utilisation Date.

11

Environmental matters
Copies of:
(a)

each

Ship’s

certificate

of

financial

responsibility

and

vessel

response

plan

required

under
United States law and evidence of their approval by

the appropriate United States government
entity; and
(b)

the Inventory of Hazardous Material for each Ship.
12

Management Agreement
Where a manager

of a Ship

has been approved

in accordance with

clause
23.4
(Manager) , a copy,
certified

by

an

approved

person

to

be

a

true

and

complete

copy,

of

the

agreement

between

the
relevant Owner and the manager relating to the appointment

of the manager.

13

Process agent
Evidence that

any process

agent referred

to in

clause
53.2

(
Service of

process
) or

any equivalent
provision

of

any

other

Finance

Document

entered

into

on

or

before

the

Utilisation

Date,

if

not

an
Obligor, has accepted its appointment.
14

Charter

If there is a Charter in respect of a Ship, a copy of the

same and any relevant Charter Documents.
15

Inspection
If required by the Agent, an inspection of each Ship carried out by surveyors appointed by the Agent
and a report prepared by such surveyors, following such inspection evidencing that each Ship is in a
condition in all respects

acceptable to the Agent

(each such inspection

and report to be

prepared at
the cost of the Borrowers who will facilitate each such inspection by the surveyors).
16

Minimum balances
The Owners maintain

sufficient credit

balances in the

Earnings Accounts such

that the Obligors

are
in compliance with clause
20.13

(
Minimum liquidity
) in respect

of each Ship

and its Earnings Account.
17

Other documents
Any other documents as may be requested by the Agent.

Schedule 4

Utilisation Request
From:

Bikini Shipping Company Inc.
Jabat Shipping Company Inc.
Tuvalu Shipping Company Inc.
Kaben Shipping Company Inc.
Taroa

Shipping Company Inc.
Gala Properties Inc.
Rairok Shipping Company Inc.
Fayo Shipping Company Inc.
Lae Shipping Company Inc.
and

Namu Shipping Company Inc.
To: DNB Bank ASA
Dated:

[
●
]
Dear Sirs
$100,000,000
Facility Agreement dated [
●
] (the Facility Agreement)
1

We

refer

to

the

Facility

Agreement.

This

is

a

Utilisation

Request.

Terms

defined

in

the

Facility
Agreement have

the same

meaning in

this Utilisation

Request unless

given a

different

meaning

in
this Utilisation Request.

2

We wish to borrow the Loan on the following

terms:
Proposed Utilisation Date (or,

if that is not a Business Day,

the Next Business Day) [
●
]
3

We confirm

that each condition

specified in clause
4.4
(Further conditions

precedent)

of the Facility
Agreement is satisfied on the date of this Utilisation Request.

4

The Loan will be made available

to refinance the Existing Indebtedness

[and its proceeds should be
credited to [
●
] [ specify account
]].

5

We request that the first Interest Period for the

Loan to end on [
●
].
6

This Utilisation Request is irrevocable.

Yours faithfully
…………………………………
authorised signatory for
BIKINI SHIPPING COMPANY

INC.
JABAT SHIPPING

COMPANY INC.
TUVALU SHIPPING

COMPANY INC.
KABEN SHIPPING COMPANY

INC.
TAROA SHIPPING

COMPANY INC.
GALA PROPERTIES INC.
RAIROK SHIPPING COMPANY

INC.
FAYO

SHIPPING COMPANY

INC.
LAE SHIPPING COMPANY

INC.

and

NAMU SHIPPING COMPANY

INC.

Schedule 5

Selection Notice
From:

Bikini Shipping Company Inc.
Jabat Shipping Company Inc.
Tuvalu Shipping Company Inc.
Kaben Shipping Company Inc.
Taroa

Shipping Company Inc.
Gala Properties Inc.
Rairok Shipping Company Inc.
Fayo Shipping Company Inc.
Lae Shipping Company Inc.
and

Namu Shipping Company Inc.
To: DNB Bank ASA
Dated:

[
●
]
Dear Sirs
$100,000,000
Facility Agreement dated [
●
] (the Facility Agreement)
1

We refer to

the Facility

Agreement. This is

a Selection

Notice. Terms defined in the

Facility Agreement
have the

same meaning

in this

Selection

Notice unless

given a

different

meaning in

this Selection
Notice.

2

We request that the next Interest Period for the

Loan be [●] Months.

3

This Selection Notice is irrevocable.

Yours faithfully
……………………………………………………………..

authorised signatory for
BIKINI SHIPPING COMPANY

INC.
JABAT SHIPPING

COMPANY INC.
TUVALU SHIPPING

COMPANY INC.
KABEN SHIPPING COMPANY

INC.
TAROA SHIPPING

COMPANY INC.
GALA PROPERTIES INC.
RAIROK SHIPPING COMPANY

INC.
FAYO

SHIPPING COMPANY

INC.
LAE SHIPPING COMPANY

INC.
and

NAMU SHIPPING COMPANY

INC.

Schedule 6

Form of Transfer Certificate
To:

[
●
] as Agent
From: [ The Existing Lender ] (the Existing Lender ) and [ The New Lender ] (the New Lender )
Dated:
$100,000,000 Facility Agreement dated [
●
] (the Facility Agreement)
1

We refer to the Facility Agreement.

This agreement (the
Agreement ) shall take effect as a Transfer
Certificate for the purposes of the Facility Agreement.

Terms

defined in the Facility Agreement have
the same meaning in this Agreement unless given a different

meaning in this Agreement.

2

We refer to clause
33.7
(Procedure available for assignment)

of the Facility Agreement:
(a)

The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under

the

Facility

Agreement

and

the

other

Finance

Documents

which

correspond

to

that
portion of

the Existing

Lender’s Commitment

and participation

in the

Loan under

the Facility
Agreement as specified in the Schedule.

(b)

The Existing

Lender is

released from

the obligations

owed by

it which

correspond to that

portion
of the

Existing Lender’s

Commitment and

participation in

the Loan

under the

Facility Agreement
specified

in

the

Schedule

(but

the

obligations

owed

by

the

Obligors

under

the

Finance
Documents shall not be released).

(c)

On the

Transfer Date the

New Lender

becomes a

Party as

a Lender

and is

bound by

obligations
equivalent to those from which the Existing Lender is released under paragraph
(b)

above.

(d)

The proposed Transfer Date is [●].

(e)

The Facility Office and address,

fax number and attention

details for notices of

the New Lender
for

the

purposes

of

clause
43.2
(Addresses)

of

the

Facility

Agreement

are

set

out

in

the
Schedule.

3

The New Lender expressly acknowledges the limitations

on the Existing Lender's obligations set out
in clause
33.6

(Limitation of responsibility of Existing Lenders)

of the Facility Agreement.
4

The New Lender confirms that it [is]/[is not] a Guarantor

Affiliate.
5

This Agreement acts

as notice to

the Agent (on

behalf of each

Finance Party) and,

upon delivery in
accordance with clause
33.8
(Copy of Transfer Certificate to Borrowers) , to the Borrowers (on behalf of each Obligor) of the assignment referred to in this Agreement.

6

This Agreement

may be

executed in

any number

of counterparts

and this

has the

same effect

as if
the signatures on the counterparts were on a single copy

of this Agreement.

7

This Agreement and any non-contractual obligations connected with it are governed by English law.

8

This Agreement has been entered into on the date stated at

the beginning of this Agreement.

Note: The execution of this

Transfer Certificate may not assign a

proportionate share of the Existing
Lender's interest

in the

Security Documents

in all

jurisdictions.

It is

the responsibility

of the

New
Lender

to

ascertain

whether

any

other

documents

or

other

formalities

are

required

to

perfect

an
assignment of such

a share in the

Security Documents in

any jurisdiction and,

if so, to arrange

for
execution of those documents and completion of those formalities.

The Schedule
Rights to be assigned and obligations to be released

and undertaken
[insert relevant details]
[Facility

Office

address,

fax

number

and

attention

details

for

notices

and

account

details

for
payments.]
[Existing Lender] [New

Lender]
By:

By:
This Agreement is

accepted by

the Agent

as a

Transfer Certificate for

the purposes of

the Facility

Agreement
and the Transfer Date is confirmed as [
●
].

Signature of

this Agreement

by the

Agent constitutes

confirmation by

the Agent

of receipt

of notice

of the
assignment referred to herein, which notice the Agent receives on behalf of each Finance Party.

[ Agent ]
By:

Schedule 7

Form of Compliance Certificate
To:

DNB Bank ASA as Agent
From: Diana Shipping Inc. as Guarantor
Dated: [
●
]
Dear Sirs
$100,000,000
Facility Agreement dated [
●
] (the Facility Agreement )
1

I/We refer

to the

Facility Agreement.

This is

a Compliance

Certificate. Terms

defined in

the Facility
Agreement have the same

meaning when used in

this Compliance Certificate unless given

a different
meaning in this Compliance Certificate.

2

I/We confirm that: [
●
]
3

We confirm that, as at the end of the Measurement

Period ended on [30 June] [31 December] [
●
]:

(a) Cash : the Group’s Cash is $[
●
], compared against a minimum required amount of $[
●
].
(b) Market Value Adjusted Net Worth : the Market Value Adjusted Net Worth was $[
●
] compared
against a minimum required amount of $150,000,000.
(c) Equity
:

the

ratio

of

Market

Value

Adjusted

Net

Worth

to

Total

Assets

was

[
●
]

percentage,
compared against a minimum required percentage of 25%.
4

We confirm that the Security Value

is $[
●
], compared against a Minimum Value

of $[
●
].

5

[I/We confirm that there is no Change of Control].
6

[I/We

confirm

that

no

[Event

of]

Default

is

continuing.]

[
If

this

statement

cannot

be

made,

the
certificate should identify any [Event of] Default that is continuing and the steps, if any, being taken to remedy it .]
Signed by:
……………………………………………………
[Chief Financial Officer]
DIANA SHIPPING INC.

Schedule 8

Sustainability Margin Adjustment
1 In this
Schedule 8 :
Annex VI: Shall have the meaning given to it in clause
24.21

(
Poseidon principles ).
Concluded
Trainings:

In

any

given

calendar

year,

means

the

number

of

successfully

concluded
(electronic

record

provided

by

Seagull

Maritime

AS,

part

of

OCEAN
Technologies

Group)

ECBT

on

board

Training

Eligible

Vessels

through

the
learnings

and

assessment

platform

of

a

certified

maritime

training

provider
(such

as

Seagull

Maritime

AS,

part

of

OCEAN

Technologies

Group)

during
that year.
ECBT:
E-learning

computer

based

training

(ECBT)

of

Fleet

seafarers

through

the
learning

and

assessment

platform

of

-Seagull

Maritime

AS,

part

of

OCEAN
Technologies

Group

(certified

as

Maritime

Training

Provider

by

DNV
attached).

ECBT

includes,

among

others,

the

following

e-learning

trainings
targeted for dry-bulk carriers:
•

MARPOL (Various

topics);
•

Ship Energy Efficiency;
•

ISO 14001 Environmental Management;
•

Ballast water management;
•

Marine environmental awareness;
•

Hatch cover maintenance and operation;
•

Cyber security awareness;
•

Marine environmental awareness, Environmental challenges;
•

Marine environmental awareness, Sustainable shipping;
•

Green Passport;
•

Loading and unloading of bulk cargoes;
•

Leadership, Shipboard personnel management and training.
Fleet:
Shall mean all

vessels that

are managed by

Diana Shipping

Services S.A.

of
Panama.
Fleet AER Score: Shall mean the average efficiency ratio of the Fleet
Σ Ci
AER
= _______________
Σ(DWT i

x D
i )
Where Ci is the total carbon emissions for

the running year for vessel i , DWT
is the nominal

deadweight of vessel

i and Di

is the total

distance travelled for
the running year for vessel i,

calculated by reference to the relevant Statement of Compliance.

Fleet Vessel: Shall mean any vessel in the Fleet.
Key

Performance

Indicators:

Means any of Key Performance Indicator 1 or Key Performance

Indicator 2.
Key Performance

Indicator 1: Means Fleet AER Score.
Key

Performance

Indicator 2:

Means Safety ECBT Score.
Poseidon
Principles: Shall have the meaning given to it in clause
24.21

(b) (
Poseidon principles ).
Recognised

Organization:
Shall

mean,

in

respect

of

a

Fleet

Vessel,

an

organisation

representing

that
Fleet Vessel’s

flag state and, for

the purposes of Schedule

8, duly authorised
to

determine

whether

the

owner

of

such

Fleet

Vessel

has

complied

with
regulation 22A of Annex Vl.
Safety ECBT Score:

Means the ratio of Concluded Trainings

over Total

Seafarers.
Statement of

Compliance
Shall mean the certificate(s) from

a Recognised Organization relating

to each
Fleet

Vessel

and

a

calendar

year

setting

out

the

AER

of

a

Vessel

for

all
voyages performed

by it

over that

calendar year

using ship

fuel oil

consumption
data required to be collected and reported in accordance

with Regulation 22A
of Annex VI in respect of that calendar

year.
Sustainability
Certificate:
Shall mean a certificate signed by

the Chief Financial Officer of the Guarantor,
substantially

in

the

form

set

out

in

Schedule

9

(
Form

of

the

Sustainability
Certificate
),

that

shows

the

calculation

of

the

Fleet

AER

Score

and

the

Key
Performance Indicators and sets forth the Sustainability

Margin Adjustment.
Total Seafarers:

Shall

mean

the

total

number

of seaf

arers

serving

on

board Training

Eligible
Vessels.
Training Eligible

Vessels:

In any given year,

means Fleet Vessels

that are managed

by Diana Shipping
Services S.A. of Panama for more than 180 days during that

year.
Vessel AER:

Shall mean the average efficiency ratio of a Fleet Vessel as calculated per the
Poseidon Principles as follows:
Σ Ci
AER
=_______________
ΣDWT x D i

Where

C
i
is

the

carbon

emissions

for

voyage

i

computed

using

the

fuel
consumption

and

carbon

factor

of

each

type

of

fuel,

DWT

is

the

design
deadweight of

that Fleet

Vessel,

and D
i
is the

distance travelled

on voyage
i .
The AER is
computed for all voyages performed over a calendar year.
2
Pursuant to

clause 9.5

(
Sustainability Margin

Adjustment
), the

Sustainability Margin

Adjustment will
apply as follows:
Key Performance
Indicators
Baseline
2022
2023 2024 2025 2026 2027 2028
Key

Performance

Indicator 1: (Fleet AER
Score)
3.00
Targets
2.94 2.87 2.81 2.74 2.66 2.57
Key

Performance

Indicator 2: (Safety

ECBT
Score)
14.05
Targets
14.26 14.48 14.69 14.91
15.14 15.36

Schedule 9

Form of Sustainability Certificate
To:

[
●
] as Agent and Sustainability Co-ordinator (for and

on behalf of the Finance Parties)
From: DIANA SHIPPING INC.
Dated:

[
●
]
Dear Sirs
$100,000,000
Facility Agreement dated [
●
] 2023 (the Agreement)
1
We refer to

the Agreement. This

is a

Sustainability Certificate. Terms defined in the

Agreement have
the same meaning

when used

in this Sustainability

Certificate unless

given a different

meaning in
this Sustainability Certificate.
2 We confirm that, as at the date hereof:
(a)

the calculation of the

Fleet AER Score for the prior

calendar year ended [31 December
202][●], is as follows:
[●];

(b)

the calculation

of Key

Performance

Indicator

1 for

the

relevant calendar

year

ended
[31 December 202][●], is as follows:
[●];

(c)

the calculation

of Key

Performance

Indicator

2 for

the

relevant calendar

year

ended
[31 December 202][●], is as follows:
[●];

and
(d)

accordingly, the Sustainability

Margin Adjustment effective on [
●
] 20[
●
] is as follows:

[●].
Signed by:
........................................................

Chief Financial Officer of

DIANA SHIPPING INC.

Schedule 10

Forms of Noticeable Debt Purchase Transaction Notice

Form of Notice on Entering into Notifiable Debt Purchase Transaction
Part I
To:

DNB Bank ASA as Agent
From: [The Lender], a company incorporated in [insert jurisdiction of incorporation] with limited liability
Dated: [
●
]
$100,000,000
Facility Agreement dated [
●
] (the Facility Agreement)
1

We refer

to clause
47.8 (
Disenfranchisement of Guarantor

Affiliates
) of

the Facility

Agreement.

Terms
defined

in

the

Facility

Agreement

have

the

same

meaning

in

this

notice

unless

given

a

different
meaning in this notice.
2

We have entered into a Notifiable Debt Purchase

Transaction.
3

The Notifiable Debt Purchase

Transaction referred to

in paragraph 2 above relates

to the amount of
our Commitment as set out below.
Amount

of

our

Commitment

to
which

Notifiable

Debt

Purchase
Transaction relates:
[insert

amount

(of

that

Commitment)

to

which

the
relevant Debt Purchase Transaction

applies]
[ Lender ]
By:

Part II
Form of Notice on Termination

of Notifiable Debt Purchase Transaction

/
Notifiable Debt Purchase Transaction

ceasing to be with Guarantor Affiliate
To:

DNB Bank ASA as Agent
From: [The Lender], a company incorporated in [insert jurisdiction of incorporation] with limited liability
Dated: [
●
]
$100,000,000
Facility Agreement dated [
●
] (the Facility Agreement)
1

We refer

to clause
47.8 (
Disenfranchisement of Guarantor

Affiliates
) of

the Facility

Agreement.

Terms
defined

in

the

Facility

Agreement

have

the

same

meaning

in

this

notice

unless

given

a

different
meaning in this notice.
2

A Notifiable

Debt Purchase Transaction which

we entered into

and which we

notified you of

in a

notice
dated [
●
] has [terminated]/ [ceased to be with a Guarantor Affiliate].
3

The Notifiable Debt Purchase

Transaction referred to

in paragraph 2 above relates

to the amount of
our Commitment as set out below.
4

Amount of our Commitment to which Notifiable Debt Purchase

Transaction relates:

[insert

amount
(of that Commitment) to which the relevant Debt Purchase

Transaction applies]
[ Lender ]
By:

SIGNATURES
THE BORROWERS
BIKINI SHIPPING COMPANY

INC.
By:

.............................................................
JABAT SHIPPING

COMPANY INC.
By:

.............................................................
TUVALU SHIPPING

COMPANY INC.
By:

.............................................................
KABEN SHIPPING COMPANY

INC.
By:

.............................................................
TAROA SHIPPING

COMPANY INC.
By:

.............................................................
GALA PROPERTIES INC.
By:

.............................................................
RAIROK SHIPPING COMPANY

INC.
By:

.............................................................
FAYO

SHIPPING COMPANY

INC.
By:

.............................................................
LAE SHIPPING COMPANY

INC.
By:

.............................................................
NAMU SHIPPING COMPANY

INC.
By:

.............................................................
THE GUARANTOR
DIANA SHIPPING INC.
By:

.............................................................
THE ARRANGER
DNB (UK) LTD.

By:

.............................................................
THE AGENT
DNB BANK ASA
By:

.............................................................
THE SECURITY AGENT
DNB BANK ASA
By:

.............................................................
THE LENDERS
DNB (UK) LTD.
By:

.............................................................
THE HEDGING PROVIDER
DNB BANK ASA
By:

.............................................................
THE SUSTAINABILITY

CO-ORDINATOR
DNB BANK ASA
By:

.............................................................